UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08361

Goldman Sachs Variable Insurance Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606-6303

(Address of principal executive offices) (Zip code)

Caroline Kraus

Goldman Sachs & Co. LLC

200 West Street

New York, NY 10282

Copies to:

Geoffrey R.T. Kenyon, Esq.

Dechert LLP

One International Place, 40th Floor

100 Oliver Street

Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Reports to Shareholders are filed herewith.

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Global Trends

Allocation Fund

Annual Report

December 31, 2017

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

INVESTMENT OBJECTIVE

The Fund seeks total return while seeking to provide volatility management.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Global Trends Allocation Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2017 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of 13.36% and 13.11%, respectively. These returns compare to the 14.90% average annual total return of the Fund’s benchmark, the Global Trends Allocation Composite Index (the “Index”), during the same time period. The components of the Fund’s benchmark, the MSCI World Index and the Bloomberg Barclays U.S. Aggregate Bond Index, generated average annual total returns of 23.07% and 3.54%, respectively, during the same time period.

Importantly, during the Reporting Period, the Fund’s overall annualized volatility (which is measured versus the S&P 500® Index) was 3.00%, less than the S&P 500® Index’s annualized volatility of 3.77% during the same time period.

What economic and market factors most influenced the Fund during the Reporting Period?

During the Reporting Period, global equities recorded strong gains, while the broad fixed income market generated modestly positive returns.

When the Reporting Period started in the first quarter of 2017, global equities advanced, driven by the possibility of deregulation, tax reform and infrastructure spending in the U.S. and also in response to stronger economic data. The Federal Reserve (the “Fed”) raised U.S. interest rates in March 2017, but a seemingly cautious stance on the future path of monetary tightening from Fed Chair Janet Yellen and the presence of a dissenter on the Fed committee led to a dovish market reaction and Japanese yen appreciation, despite the Bank of Japan maintaining its policy rate. (Dovish tends to suggest lower interest rates; opposite of hawkish.) Meanwhile, the European Central Bank (“ECB”) kept its monetary policy unchanged at its March 2017 meeting but revised its economic growth and inflation forecasts upwards. Equity markets interpreted the positive economic assessment as hawkish, sparking concerns around the sequencing of the ECB’s policy steps — namely, whether interest rates might rise before quantitative easing ends. During the second quarter of 2017, global equities were buoyed by receding political risk. However, market optimism for pro-growth U.S. fiscal policy was dampened by political developments in Washington, D.C. Strong first quarter 2017 corporate earnings results, with double-digit growth across virtually all major developed market regions, were supportive for global equity markets. In June 2017, the Fed raised U.S. interest rates. During the same month, European markets reacted hawkishly to the ECB President’s optimistic outlook for recovering inflation and cautious reference to tapering of asset purchases. Japanese equities saw a temporary pullback in June 2017, as market sentiment deteriorated and as the Japanese yen strengthened immediately after the Fed interest rate hike, but quickly rebounded. During the third quarter of 2017, U.S. economic activity and labor market data showed rather consistent strength, while inflation reversed five consecutive months of downside surprises. Details about the U.S. tax reform plan extended bullish, or optimistic, market moves and further boosted the U.S. dollar. Meanwhile, the ECB kept its monetary policy unchanged at its September 2017 meeting and revised downward its forecast for headline inflation for the second time in the calendar year. ECB President Draghi maintained a dovish stance and deferred discussion around tapered asset purchases to the ECB’s October 2017 meeting. Risk sentiment amid North Korean missile launches and escalating geopolitical tensions between U.S. and North Korea drove the Japanese yen higher and its equities lower. Japanese equities subsequently rallied in September 2017 on rising U.S. bond yields, a weakening yen and reports that the Prime Minister had dissolved the Japanese Lower House and called a general election to be held in October 2017. Global equities continued to advance in October 2017, supported by encouraging tax reform progress and ongoing strength in both U.S. and global economic activity data. As expected, the ECB kept its interest rates unchanged but announced its plan to reduce monthly asset purchases for nine months from January 2018. In the U.S., the Fed started trimming the size of its balance sheet. In Japan, the ruling coalition won a significant majority in the Japanese election, which reassured markets and signaled a continuation of current macro policies. Japanese equities rallied on election anticipation and following the landslide victory and were further buoyed by strong corporate earnings results and rather stable overseas markets. In December 2017, the Fed delivered the third interest rate hike of the calendar year, as had been widely

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

expected, and maintained its projections for three additional interest rate hikes in 2018. Outside the U.S., equity market returns were relatively muted during the month, particularly amongst larger companies. The U.K., however, performed better than many other developed markets. Although the U.K. Prime Minister suffered a defeat in the House of Commons over the European Union Withdrawal Bill in December, the U.K. was judged by the European Union to have made sufficient progress on key issues to allow the next phase of Brexit negotiations — including discussions on trade — to begin. (Brexit refers to the U.K.’s efforts to exit the European Union.) Elsewhere, the ECB upgraded its growth forecasts for the Eurozone’s economy, though optimism was tempered by lackluster inflation. The German and French equity markets declined for the month. The Bank of Japan’s (“BoJ”) quarterly Tankan survey of business sentiment showed that confidence improved, boosted by strengthening export activity, and the Japanese equity market eked out a modest gain for December 2017.

In terms of fixed income, when the Reporting Period started, government bond sectors sold off and spread (or non-government bond) sectors generally posted gains. Investors focused on the prospect of pro-growth policies from the U.S. Administration, which helped boost business and consumer sentiment to near record levels, and also on the positive impact of earlier fiscal stimulus in China. Global purchasing managers’ indices (“PMI”) pointed to solid expansion across the largest global economies, the U.S. in particular. In Europe, economic data strengthened and political risk remained contained, as markets weathered the official start of Brexit negotiations. Monetary policy presented few surprises during the first calendar quarter, as the ECB, BoJ and Bank of England (“BoE”) kept their respective monetary policies unchanged. In March 2017, the ECB raised its economic growth and inflation forecast. The same month, Fed policymakers hiked interest rates. The U.S. dollar weakened versus many global currencies during the first calendar quarter. During the second quarter of 2017, spread sectors generally recorded positive returns, though with mixed results relative to government bond sectors. Political developments led to temporary bouts of volatility early in the quarter. However, political risks receded in May 2017 on the centrist candidate’s victory in the French presidential election, which was supportive of French and European peripheral bonds broadly. On the economic front, U.S. core inflation weakened for the third consecutive month in May 2017, casting uncertainty over the pace of Fed monetary tightening. Nonetheless, comments included in minutes from the Fed’s May and June 2017 policy meetings suggested an announcement about how and when the Fed would begin reducing the size of its balance sheet would be made sooner than the markets had previously anticipated. In Europe, economic data continued to surprise to the upside. At its June 2017 policy meeting, the ECB provided an optimistic assessment of the risks to economic growth, but revised downward its medium-term inflation forecasts. The ECB, BoJ and BoE left their respective monetary policies unchanged during the second calendar quarter, while the Fed raised interest rates for the second time in 2017 at its June policy meeting. As the quarter came to an end, a string of comments from global central bankers triggered a hawkish market reaction. Global interest rates rose as the market anticipated a faster than expected pace of monetary policy tightening by the BoE, ECB and Bank of Canada (“BoC”). During the second quarter of 2017, the U.S. dollar weakened versus many global currencies. In the third quarter of 2017, spread sectors broadly advanced, outperforming government bond sectors. The Fed kept its monetary policy unchanged but unveiled its plans for balance sheet normalization. (Balance sheet normalization refers to the steps the Fed takes to reverse quantitative easing and remove the substantial monetary accommodation it has provided to the economy since the financial crisis began in 2007.) This prompted a hawkish market reaction, with the U.S. dollar appreciating and yields on U.S. government bonds rising. However, the U.S. Treasury yield curve only steepened modestly due to geopolitical uncertainty and mixed U.S. economic data, including weak inflation readings. The central banks of other developed countries also set the stage for less accommodative monetary policy. The BoE noted “a majority” of its policymakers were in favor of tightening policy “over the coming months,” while the BoC surprised the markets with two consecutive rate hikes. The market’s expectations for a BoE rate hike in November 2017, along with a constructive tone for Brexit negotiations, drove the British pound higher versus the U.S. dollar. The U.S. dollar also continued to weaken relative to many other global currencies during the third calendar quarter. During the fourth calendar quarter, spread sector performance was broadly positive, supported by ongoing strength in the global macro environment and contained market, macro and political volatility. Passage of U.S. tax legislation and solid corporate earnings were particularly supportive of U.S. corporate credit. In October 2017, the ECB announced it would reduce its monthly asset purchases from €60 billion to €30 billion for nine months beginning in January 2018, mainly by purchasing fewer sovereign government bonds. The ECB also said its policy rates would remain low for “an extended period of time, and well past the horizon of the net asset purchases.” During the same month, the BoE reversed an emergency interest rate cut, made in August 2016 following the Brexit referendum, and signaled that future monetary policy tightening would be limited, gradual and dependent on the economic reaction to the U.K.’s eventual departure from the European Union. In December 2017, the Fed delivered its third short-term interest rate hike of 2017. The Fed’s dot plot, which shows rate projections of the members of the Fed’s Open Market Committee, indicated that three rate increases were on tap for 2018 and potentially two in 2019. The U.S. dollar weakened further versus many global currencies during the fourth quarter of 2017.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund primarily seeks to achieve its investment objective by investing in a global portfolio of equity and fixed income asset classes. Under normal market conditions, the Fund expects to invest at least 40% of its assets in equity investments and at least 20% of its assets in fixed income investments. The percentage of the Fund’s portfolio exposed to any asset class or geographic region will vary from time to time as the weightings of the Fund change, and the Fund may not be invested in each asset class at all times.

As part of the Fund’s investment strategy, the Investment Adviser seeks to manage volatility and limit losses by allocating the Fund’s assets away from risky investments in distressed or volatile market environments. Volatility is a statistical measurement of the magnitude of up and down fluctuations in the value of a financial instrument or index. In distressed or volatile market environments, the Fund may also hold significant amounts of U.S. Treasury, short-term or other fixed income investments, including money market funds and repurchase agreements or cash, and at times may invest up to 100% of its assets in such investments.

During the Reporting Period, the Fund continued dynamically allocating across global asset classes, using a momentum-based methodology, as it sought total return while also seeking to provide volatility management. Momentum investing seeks growth of capital by gaining exposure to asset classes that have exhibited trends in price performance over selected time periods. In managing the Fund, we use a methodology that evaluates historical three-, six- and nine-month returns, volatilities and correlations across a range of nine global asset classes. Represented by indices, these asset classes include, within the equities category, U.S. large-cap and small-cap, European, Asian, emerging markets and U.K. stocks. Within the fixed income category, the Fund may allocate assets to the U.S., Europe and Japan. The analysis of these asset classes drives the aggregate allocations of the Fund over time. We believe market price momentum — either positive or negative — has significant predictive power.

During the Reporting Period, the Fund was hurt by its allocation to U.S. Treasury securities, although this was offset somewhat by its allocation to German government bonds, which contributed positively. The Fund benefited from its allocation to global equities, including U.S. large-cap stocks, emerging markets stocks and Japanese equities. The Fund’s allocations to U.K. and European equities also contributed positively, albeit to a lesser extent.

What was the Fund’s volatility during the Reporting Period?

As part of our investment approach, we seek to mitigate the Fund’s volatility. As mentioned earlier, for the Reporting Period overall, the Fund’s actual volatility (annualized, using daily returns) was 3.00%, less than the S&P 500® Index’s annualized volatility of 3.77%.

How was the Fund positioned during the Reporting Period?

During the Reporting Period, we tactically managed the Fund’s allocations across equity and fixed income markets based on the momentum and volatility of these asset classes. At the beginning of the Reporting Period, the Fund’s total assets were allocated 80% to equities, 20% to fixed income and 0% to cash. (Many of these positions were implemented through the use of exchange-traded index future contracts.) Within the equity category, the Fund had allocations to five of six global equity asset classes. It did not have an allocation to emerging markets equities at the start of the Reporting Period. As for fixed income, the Fund had an emphasis on German government bonds.

At the end of January 2017, we added a small allocation to emerging markets equities, increasing it slightly by the end of May 2017. We increased the Fund’s allocation to U.S. large-cap stocks early in the first quarter and eliminated its allocation to U.S. small-cap stocks. We also reduced the Fund’s allocation to German government bonds and in March 2017, added an allocation to Japanese government bonds.

By the end of the second calendar quarter, we reduced the size of the Fund’s equity allocation and increased the size of its fixed income allocation. Within its equity allocation, the Fund had exposure to U.S. large-cap equities; European, Japanese and U.K. equities; and emerging markets equities. It had no exposure to U.S. small-cap equities. Within fixed income, we added some exposure to U.S. Treasuries, reduced the Fund’s allocation to Japanese government bonds and eliminated the Fund’s allocation to German government bonds. The Fund continued to have a 0% allocation to cash.

In September 2017, we increased the size of the Fund’s equity allocation and reduced the size of its fixed income allocation. Within its equity allocation, we increased the Fund’s exposure to emerging markets equities and U.S. large-cap equities. We added an allocation to U.S. small-cap equities. Also, we reduced the Fund’s exposure to Japanese and European equities, while maintaining its exposure to U.K. equities. Within fixed income, we added an allocation to U.S. Treasuries and Japanese government bonds. We also added exposure to German government bonds.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Near the end of the Reporting Period, within the equity allocation, we increased the Fund’s exposure to Japanese equities and reduced its exposure to European equities. We eliminated the Fund’s allocation to U.S. small-cap stocks. Within fixed income, we increased the Fund’s allocation to Japanese government bonds and eliminated its allocations to U.S. Treasuries and German government bonds.

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, the Fund employed exchange-traded index futures contracts to gain exposure to U.S. large-cap and small-cap stocks; the European, Japanese and U.K. equity markets; and U.S., Japanese and German government bonds. On an absolute basis, the use of these instruments had a positive impact on the Fund’s performance, as these allocations added to returns.

What is the Fund’s tactical asset allocation view and strategy for the months ahead?

At the end of the Reporting Period, the Fund’s total assets were allocated 80% to equities, 20% to fixed income and 0% to cash (Many of these positions were implemented through the use of exchange-traded index future contracts). Within the equity allocation, we prepared for 2018 by increasing the Fund’s exposure to emerging markets equities, slightly moderating its exposure to European equities. Within the fixed income allocation, the Fund maintained its allocation to Japanese government bonds. It had no exposure to U.S. Treasuries and German government bonds.

Going forward, we intend to position the Fund to provide exposure to price momentum from among nine underlying asset classes, while dynamically managing the volatility, or risk, of the overall portfolio. In general, the Fund seeks to maintain a strategic allocation of 60% of its assets in equity investments and 40% of its assets in fixed income investments. The Fund may deviate from these strategic allocations in order to allocate a greater percentage to asset classes with strong momentum and to reduce its allocation to assets with weak momentum. When volatility increases, our goal is to preserve capital by proportionally increasing the Fund’s cash exposure and reducing its exposure to riskier asset classes. There is no guarantee the Fund’s dynamic management strategy will cause it to achieve its investment objective.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Index Definitions

Global Trends Allocation Composite Index is composed 60% of MSCI World Index and 40% of Bloomberg Barclays U.S. Aggregate Bond Index. It is a composite representation prepared by the Investment Adviser of the performance of the Fund’s asset classes, weighted according to their respective weightings in the Fund’s target range.

MSCI World Index (Net, USD, Unhedged) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 23 developed markets.

Bloomberg Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment grade corporate bonds, and mortgage-backed and asset-backed securities.

It is not possible to invest directly in an unmanaged index.

S&P 500® Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

5

FUND BASICS

Global Trends Allocation Fund

as of December 31, 2017

STANDARDIZED TOTAL RETURNS1

For the year ended 12/31/17	One Year	Five Years	Since Inception	Inception Date
Institutional	13.36%	N/A	4.49%	10/16/13
Service	13.11	5.58%	5.54	4/16/12

[1]	Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional Shares and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.73%	1.00%
Service	0.99	1.24

[2]	The expense ratios of the Fund, both current (net of any fee waivers and/or expense limitations) and before waivers (gross of any fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s fee waivers and/or expense limitations will remain in place through at least April 28, 2018, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

6

FUND BASICS

FUND COMPOSITION3

[3]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets (excluding investments in the securities lending reinvestment vehicle if any). Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The underlying composition of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall composition may differ from the percentages contained in the graph above. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.
[4]	Short-Term Investments include investments in U.S. Government Agency Securities. U.S. Government Agency Securities include agency securities offered by companies such as Federal Home Loan Bank, Federal Home Loan Mortgage Corporation and Federal National Mortgage Association, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

7

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Performance Summary

December 31, 2017

The following graph shows the value, as of December 31, 2017, of a $10,000 investment made on April 16, 2012 (commencement of the Fund’s operations) in Service Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Global Trends Allocation Composite Index, (comprised of the Morgan Stanley Capital International (MSCI) World Index (60%) and the Bloomberg Barclays U.S. Aggregate Bond Index (40%)) is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown, and in their absence, performance would be reduced. Performance of Institutional Shares will vary from Service Shares due to differences in class specific fees. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Global Trends Allocation Fund’s Lifetime Performance

Performance of a $10,000 investment, with distributions reinvested, from April 16, 2012 through December 31, 2017.

Average Annual Total Return through December 31, 2017	One Year	Five Years	Since Inception
Institutional (Commenced October 16, 2013)	13.36%	N/A	4.49%
Service (Commenced April 16, 2012)	13.11	5.58%	5.54

8

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Schedule of Investments

December 31, 2017

Shares	Description	Value
Exchange Traded Funds – 35.1%
196,944	iShares Core S&P 500 Fund	$52,948,394
868,574	iShares MSCI Emerging Markets Fund	40,927,207
199,162	Vanguard S&P 500 Fund	48,852,447

TOTAL EXCHANGE TRADED FUNDS
(Cost $114,614,170)		$142,728,048

Shares	Distribution Rate	Value
Investment Companies(a) – 55.0%
Goldman Sachs Financial Square Government Fund — Institutional Shares
122,370,204	1.228%	$122,370,204
Goldman Sachs Financial Square Treasury Obligations Fund — Institutional Shares
50,802,535	1.242	50,802,535
Goldman Sachs Financial Square Treasury Solutions Fund — Institutional Shares
50,802,535	1.163	50,802,535

TOTAL INVESTMENT COMPANIES
(Cost $223,975,274)		$223,975,274

TOTAL INVESTMENTS – 90.1%
(Cost $338,589,444)		$366,703,322

OTHER ASSETS IN EXCESS OF LIABILITIES – 9.9%		40,193,710

NET ASSETS – 100.0%		$406,897,032

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Represents an Affiliated Issuer.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2017, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
EURO STOXX 50 Index	486	03/16/2018	$20,368,629	$(480,550)
FTSE 100 Index	200	03/16/2018	20,624,891	556,722
Japan 10 Year Bond	61	03/13/2018	81,629,288	(35,687)
S&P 500 E-Mini Index	758	03/16/2018	101,420,400	442,073
TOPIX Index	251	03/08/2018	40,476,326	606,460
Total Futures Contracts				$1,089,018

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Statement of Assets and Liabilities

December 31, 2017

Assets:
Investments in unaffiliated issuers, at value (cost $114,614,170)	$142,728,048
Investments in affiliated issuers, at value (cost $223,975,274)	223,975,274
Cash	46,398,982
Receivables:
Collateral on certain derivative contracts	7,341,039
Dividends	205,122
Fund shares sold	104,934
Reimbursement from investment adviser	10,412
Securities lending income	1,158
Variation margin on futures	444,479
Other assets	286
Total assets	421,209,734

Liabilities:
Payables:
Investments purchased	13,866,895
Management fees	215,136
Distribution and Service fees and Transfer Agency fees	92,639
Fund shares redeemed	31,166
Accrued expenses and other liabilities	106,866
Total liabilities	14,312,702

Net Assets:
Paid-in capital	373,846,335
Undistributed net investment income	888,720
Accumulated net realized gain	2,972,979
Net unrealized gain	29,188,998
NET ASSETS	$406,897,032
Net Assets:
Institutional	$30,107
Service	406,866,925
Total Net Assets	$406,897,032
Shares outstanding $0.001 par value (unlimited shares authorized):
Institutional	2,415
Service	32,688,839
Net asset value, offering and redemption price per share:
Institutional	$12.46
Service	12.45

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Statement of Operations

For the Fiscal Year Ended December 31, 2017

Investment income:
Dividends — unaffiliated issuers	$2,770,709
Dividends — affiliated issuers	1,450,194
Interest	88,833
Securities lending income — affiliated issuer	29,514
Total investment income	4,339,250

Expenses:
Management fees	2,994,132
Distribution and Service fees — Service Shares	947,439
Professional fees	102,999
Transfer Agency fees(a)	75,796
Custody, accounting and administrative services	53,685
Printing and mailing costs	20,931
Trustee fees	18,255
Other	12,034
Total expenses	4,225,271
Less — expense reductions	(698,870)
Net expenses	3,526,401
NET INVESTMENT INCOME	812,849

Realized and unrealized gain (loss):
Net realized gain from:
Investments — unaffiliated issuers	10,232,892
Futures contracts	20,192,438
Foreign currency transactions	190,458
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	16,219,348
Futures contracts	(1,123,151)
Foreign currency translation	6,039
Net realized and unrealized gain	45,718,024
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$46,530,873

(a) Institutional and Service Shares incurred Transfer Agency fees of $7 and $75,789, respectively.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended December 31, 2017	For the Fiscal Year Ended December 31, 2016

From operations:
Net investment income	$812,849	$701,709
Net realized gain	30,615,788	225,837
Net change in unrealized gain	15,102,236	14,319,840
Net increase in net assets resulting from operations	46,530,873	15,247,386

Distributions to shareholders:
From net investment income
Institutional Shares	(157)	(119)
Service Shares	(1,185,638)	(992,542)
From net realized gains
Institutional Shares	(744)	—
Service Shares	(10,068,418)	—
Total distributions to shareholders	(11,254,957)	(992,661)

From share transactions:
Proceeds from sales of shares	38,959,444	57,559,506
Reinvestment of distributions	11,254,957	992,661
Cost of shares redeemed	(32,234,857)	(74,879,513)
Net increase (decrease) in net assets resulting from share transactions	17,979,544	(16,327,346)
TOTAL INCREASE (DECREASE)	53,255,460	(2,072,621)

Net assets:

Beginning of year	353,641,572	355,714,193
End of year	$406,897,032	$353,641,572
Undistributed net investment income	$888,720	$887,561

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of year	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets	Portfolio turnover rate(c)
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2017 - Institutional	$11.33	$0.06	$1.46	$1.52	$(0.07)	$(0.32)	$(0.39)	$12.46	13.36%	$30	0.68%		0.86%		0.46%	64%
2017 - Service	11.32	0.03	1.46	1.49	(0.04)	(0.32)	(0.36)	12.45	13.11	406,867	0.93		1.11		0.21	64
2016 - Institutional	10.89	(0.03)	0.52	0.49	(0.05)	—	(0.05)	11.33	4.49	27	0.74		0.89		(0.25)	260
2016 - Service	10.88	0.02	0.45	0.47	(0.03)	—	(0.03)	11.32	4.33	353,615	1.00		1.13		0.20	260
2015 - Institutional	11.82	0.01	(0.67)	(0.66)	(0.03)	(0.24)	(0.27)	10.89	(5.52)	1,008	0.75		0.92		0.12	504
2015 - Service	11.82	(0.02)	(0.67)	(0.69)	(0.01)	(0.24)	(0.25)	10.88	(5.82)	354,706	1.00		1.17		(0.16)	504
2014 - Institutional	11.46	0.08	0.41	0.49	(0.03)	(0.10)	(0.13)	11.82	4.23	739	0.77		1.01		0.68	304
2014 - Service	11.47	— (d)	0.45	0.45	— (d)	(0.10)	(0.10)	11.82	3.95	267,720	1.03		1.24		0.04	304
2013 - Institutional (Commenced October 16, 2013)	11.41	0.01	0.34	0.35	(0.02)	(0.28)	(0.30)	11.46	3.17	26	0.81	(e)	1.09	(e)	0.33 (e)	195
2013 - Service	10.36	(0.02)	1.42	1.40	(0.01)	(0.28)	(0.29)	11.47	13.57	136,116	1.04		1.51		(0.21)	195

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Notes to Financial Statements

December 31, 2017

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Global Trends Allocation Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (formerly, Goldman, Sachs & Co.) (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.   Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class-specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in United States (“U.S.”) dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange

14

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Unlisted equities are generally classified as Level 2 (fair valued and single source broker securities may be treated differently). Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Notes to Financial Statements (continued)

December 31, 2017

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the Institutional Share class on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Fund invests in Underlying Funds that fluctuate in value, the Fund’s shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G8 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments.

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C. Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of December 31, 2017:

Investment Type	Level 1	Level 2	Level 3
Assets
Exchange Traded Funds	$142,728,048	$—	$—
Investment Companies	223,975,274	—	—
Total	$366,703,322	$—	$—

Derivative Type
Assets(a)
Futures Contracts	$1,605,255	$—	$—
Liabilities(a)
Futures Contracts	$(516,237)	$—	$—

(a)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedule of Investments.

4.    INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting purposes) as of December 31, 2017. These instruments were used as part of the Fund’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Statement of Assets and Liabilities	Assets(a)	Statement of Assets and Liabilities	Liabilities(a)
Equity	Variation margin on futures	$1,605,255	Variation margin on futures	$(480,550)
Interest Rate	—	—	Variation margin on futures	(35,687)
Total		$1,605,255		$(516,237)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information section of the Schedule of Investments. Only the variation margin as of December 31,2017 is reported within the Statement of Assets and Liabilities.

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2017. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Notes to Financial Statements (continued)

December 31, 2017

4.    INVESTMENTS IN DERIVATIVES (continued)

accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$19,573,284	$(463,445)	2,072
Interest Rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	619,154	(659,706)	257
Total		$20,192,438	$(1,123,151)	$2,329

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended December 31, 2017.

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2017, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate						Effective Net Management Rate^
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
0.79%	0.71%	0.68%	0.66%	0.65%	0.79%	0.66	*

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any.
*	GSAM agreed to waive a portion of its management fee in order to achieve a net management rate, as defined in the Fund’s most recent prospectus. This waiver will be effective through at least April 28, 2018, and prior to such date GSAM may not terminate the arrangement without approval of the Trustees. For the fiscal year ended December 31, 2017, GSAM waived $315,433 of its management fee.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government, Goldman Sachs Financial Square Treasury Obligations, and Goldman Sachs Financial Square Treasury Solutions Funds, which are affiliated Underlying Funds. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Funds in which the Fund invests, except those management fees it earns from the Fund’s investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government, Goldman Sachs Financial Square Treasury Obligations, and Goldman Sachs Financial Square Treasury Solutions Funds. For the fiscal year ended December 31, 2017, GSAM waived $172,323 of the Fund’s management fee.

B.  Distribution and/or Service (12b-1) Plan — The Trust, on behalf of Service Shares of the Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor, is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.004%. The Other Expense limitation will remain in place through at least April 28, 2018, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. For the fiscal year ended December 31, 2017, GSAM reimbursed $192,739 to the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above. For the fiscal year ended December 31, 2017, custody fee credits were $18,375.

E.  Line of Credit Facility — As of December 31, 2017, the Fund participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2017, the Fund did not have any borrowings under the facility.

F.  Other Transactions with Affiliates — The following table provides information about the Fund’s investments in the Goldman Sachs Financial Square Government, Goldman Sachs Financial Square Treasury Obligations, and Goldman Sachs Financial Square Treasury Solutions Funds as of and for the fiscal year ended December 31, 2017:

Investment Companies	Beginning Value as of December 31, 2016	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2017	Shares as of December 31, 2017	Dividend Income
Goldman Sachs Financial Square Government Fund	$74,421,507	$254,442,366	$(206,493,669)	$122,370,204	122,370,204	$856,306
Goldman Sachs Financial Square Treasury Obligations Fund	—	50,802,535	—	50,802,535	50,802,535	301,610
Goldman Sachs Financial Square Treasury Solutions Fund	—	50,802,535	—	50,802,535	50,802,535	292,278
Total	$74,421,507	$356,047,436	$(206,493,669)	$223,975,274	223,975,274	$1,450,194

As of December 31, 2017, The Goldman Sachs Group, Inc. was the beneficial owner of approximately 100% of the Institutional Shares of the Fund.

6.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2017, were $85,292,517 and $128,086,869, respectively.

7.    SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Notes to Financial Statements (continued)

December 31, 2017

7.    SECURITIES LENDING (continued)

owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.205% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Fund by paying the Fund an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Fund’s overnight and continuous agreements represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of December 31, 2017 are disclosed as “Payable upon return of securities loaned” on the Statement of Assets and Liabilities, where applicable. The Fund did not have securities on loan as of December 31, 2017.

Both the Fund and GSAL received compensation relating to the lending of the Fund’s securities. The amounts earned, if any, by the Fund for the fiscal year ended December 31, 2017, are reported under Investment Income on the Statement of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

For the fiscal year ended December 31, 2017
Earnings of GSAL Relating to Securities Loaned	Amount Received by the Fund from Lending to Goldman Sachs	Amount Payable to Goldman Sachs Upon Return of Securities Loaned as of 12/31/17
$3,270	$42	$—

The following table provides information about the Fund’s investment in the Government Money Market Fund for the fiscal year ended December 31, 2017:

Beginning Value as of December 31, 2016	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2017	Shares as of December 31, 2017
$8,901,225	$247,002,600	$(255,903,825)	$—	—

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

8.    TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2016 and December 31, 2017 was as follows:

	2016	2017
Distributions paid from:
Ordinary income	$992,661	$4,343,505
Net long-term capital gains	—	6,911,452
Total taxable distributions	$992,661	$11,254,957

As of December 31, 2017, the components of accumulated earnings (losses) on a tax-basis were as follows:

Undistributed ordinary income — net	$5,268,257
Undistributed long-term capital gains	1,957,478
Total undistributed earnings	$7,225,735
Timing differences (Qualified Late Year Loss Deferral)	$(24,600)
Unrealized gains — net	25,849,562
Total accumulated earnings	$33,050,697

The Fund utilized $12,097,918 of capital loss carryforwards in the current fiscal year.

As of December 31, 2017, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$341,928,880
Gross unrealized gain	29,719,133
Gross unrealized loss	(3,869,571)
Net unrealized gain	$25,849,562

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and net mark to market gains (losses) on regulated futures contracts.

In order to present certain components of the Fund’s capital accounts on a tax-basis, the Fund has reclassified $374,105 of accumulated net realized gain to undistributed net investment income. These reclassifications have no impact on the NAV of the Fund and result primarily from differences in the tax treatment of foreign currency transactions.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Derivatives Risk — The Fund’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Notes to Financial Statements (continued)

December 31, 2017

9.    OTHER RISKS (continued)

techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If the Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

9.    OTHER RISKS (continued)

forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

10.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

12.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended December 31, 2017		For the Fiscal Year Ended December 31, 2016
	Shares	Dollars	Shares	Dollars
Institutional Shares
Reinvestment of distributions	72	$901	10	$119
Shares redeemed	—	—	(90,223)	(961,682)
	72	901	(90,213)	(961,563)
Service Shares
Shares sold	3,237,201	38,959,444	5,287,482	57,559,506
Reinvestment of distributions	901,767	11,254,056	87,603	992,542
Shares redeemed	(2,685,457)	(32,234,857)	(6,728,313)	(73,917,831)
	1,453,511	17,978,643	(1,353,228)	(15,365,783)
NET INCREASE (DECREASE)	1,453,583	$17,979,544	(1,443,441)	$(16,327,346)

23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

Goldman Sachs Variable Insurance Trust and Shareholders of the Goldman Sachs Global Trends Allocation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Goldman Sachs Global Trends Allocation Fund (the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2018

We have served as the auditor of one or more investment companies in the Goldman Sachs Fund complex since 2000.

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Fund Expenses — Period Ended December 31, 2017 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 through December 31, 2017, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 07/01/17	Ending Account Value 12/31/17		Expenses Paid for the 6 Months Ended 12/31/17*
Institutional
Actual	$1,000	$1,072.90		$3.34
Hypothetical 5% return	1,000	1,021.98	+	3.26
Service
Actual	1,000	1,072.40		4.65
Hypothetical 5% return	1,000	1,020.72	+	4.53

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2017. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.64% and 0.89% for Institutional and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

25

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Jessica Palmer Age: 68	Chair of the Board of Trustees	2018 (Trustee since 2007)	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None
Kathryn A. Cassidy Age: 63	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None
Diana M. Daniels Age: 68	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None
Herbert J. Markley Age: 67	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None

Roy W. Templin Age: 57	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016–Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				105	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)
Gregory G. Weaver Age: 66	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	Verizon Communications Inc.

26

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 55	President and Trustee	Since 2007

Managing Director, Goldman Sachs (January 2000-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

				146	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2017.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2017, Goldman Sachs Trust consisted of 91 portfolios (90 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 14 portfolios; Goldman Sachs Trust II consisted of 17 portfolios (16 of which offered shares to the public); Goldman Sachs BDC, Inc., Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Private Markets Fund 2018 LLC, Goldman Sachs Private Markets Fund 2018 (A) LLC and Goldman Sachs Private Markets Fund 2018 (B) LLC each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 19 portfolios (12 of which offered shares to the public). Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs Private Markets Fund 2018 LLC, Goldman Sachs Private Markets Fund 2018 (A) LLC and Goldman Sachs Private Markets Fund 2018 (B) LLC do not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 55	Trustee and President	Since 2007

Managing Director, Goldman Sachs (January 2000-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 40	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 46	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 49	Assistant Treasurer and Principal Accounting Officer	Since 2016 (Principal Accounting Officer since 2017)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC

(May 2010-October 2015).

Assistant Treasurer and Principal Accounting Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of December 31, 2017.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

28

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2017, 38.10% of the dividends paid from net investment company taxable income by the Global Trends Allocation Fund qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Global Trends Allocation Fund designates $6,911,452 or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended December 31, 2017.

29

TRUSTEES	OFFICERS
Jessica Palmer, Chair	James A. McNamara, President
Kathryn A. Cassidy	Scott M. McHugh, Treasurer, Senior Vice
Diana M. Daniels	President and Principal Financial Officer
Herbert J. Markley	Joseph F. DiMaria, Assistant Treasurer and Principal Accounting Officer Caroline L. Kraus, Secretary
James A. McNamara
Roy W. Templin
Gregory G. Weaver

GOLDMAN SACHS & CO. LLC

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended December 31 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of transaction or matter addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of December 31, 2017 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

THIS MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY AND IS PROVIDED SOLELY ON THE BASIS THAT IT WILL NOT CONSTITUTE INVESTMENT OR OTHER ADVICE OR A RECOMMENDATION RELATING TO ANY PERSON’S OR PLAN’S INVESTMENT OR OTHER DECISIONS, AND GOLDMAN SACHS IS NOT A FIDUCIARY OR ADVISOR WITH RESPECT TO ANY PERSON OR PLAN BY REASON OF PROVIDING THE MATERIAL OR CONTENT HEREIN INCLUDING UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 OR DEPARTMENT OF LABOR REGULATIONS. PLAN SPONSORS AND OTHER FIDUCIARIES SHOULD CONSIDER THEIR OWN CIRCUMSTANCES IN ASSESSING ANY POTENTIAL COURSE OF ACTION.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Global Trends Allocation Fund.

© 2018 Goldman Sachs. All rights reserved.

VITNAVAR-18/119298-OTU-698863/12.4K

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Large Cap Value Fund

Annual Report

December 31, 2017

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Value Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Large Cap Value Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2017 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of 9.85% and 9.56%, respectively. These returns compare to the 13.66% average annual total return of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested) (the “Russell Index”) during the same time period.

What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

Representing the U.S. equity market, the S&P 500® Index gained 21.83% during the Reporting Period. It was a banner year for U.S. equities, with the S&P 500® Index advancing for 12 consecutive months in 2017, a feat that had previously never been accomplished in a single calendar year. Overall, stocks were boosted by a combination of accelerating economic growth, rising corporate earnings and a general lack of negative financial headlines. U.S. equity market volatility was at historic lows.

U.S. equities rallied to new highs at the start of 2017 on prospects of deregulation, tax reform and infrastructure spending as well as on stronger economic data. In March 2017, the U.S. Federal Reserve (the “Fed”) raised interest rates for the third time since the 2008 global financial crisis, which was met with dovish market reaction. (Dovish tends to suggest lower interest rates; opposite of hawkish.) U.S. equities were virtually flat, albeit positive, in March 2017 and then continued to climb higher in April 2017 on strong earnings results and receding European political risk. Although the labor market remained strong, economic activity and inflation moderated during the second calendar quarter. In the third calendar quarter, U.S. economic activity and labor market data showed consistent strength, with a reversal of five consecutive downside inflation surprises. Progress on tax reform and strong economic activity data remained supportive for U.S. equities in October and November 2017. The Fed delivered the third rate hike of 2017 in December as had been widely expected, having done similarly in June 2017, and maintained its projections for three additional interest rate hikes in 2018. U.S. equities gained additional momentum toward the end of the Reporting Period from the passage of a tax reform bill that reduced the corporate tax rate from 35% to 21%. The fourth quarter of 2017 marked the ninth consecutive quarter of positive returns for the S&P 500® Index, its strongest quarterly advance in four years.

For the Reporting Period overall, information technology, materials and consumer discretionary were the best performing sectors in the S&P 500 Index, as measured by total return. The weakest performing sectors in the S&P 500 Index were telecommunication services and energy, the only two to post negative absolute returns, followed by real estate, which was comparatively weak but generated a positive return during the Reporting Period.

Within the U.S. equity market, there was significant disparity in performance not only among sectors but also among the various capitalization and style segments. While all capitalization segments posted positive returns, large-cap stocks, as measured by the Russell 1000® Index, performed best, followed by mid-cap stocks, as measured by the Russell Midcap® Index, and then at some distance by small-cap stocks, as measured by the Russell 2000® Index. From a style perspective, growth-oriented stocks significantly outpaced value-oriented stocks across the capitalization spectrum. (All as measured by the Russell Investments indices.)

What key factors were responsible for the Fund’s performance during the Reporting Period?

While the Fund posted solid absolute gains, it underperformed the Russell Index during the Reporting Period due primarily to stock selection overall. Sector allocation as a whole contributed positively, albeit modestly, to the Fund’s performance relative to the Russell Index during the Reporting Period.

Which equity market sectors most significantly affected Fund performance?

Stock selection in the industrials, consumer discretionary and energy sectors detracted most from the Fund’s relative results. Only partially offsetting these detractors was stock selection in the information technology and financials sectors, which detracted. Having an overweighted allocation to the health care sector, which outpaced the Russell Index during the Period, also helped.

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

Detracting most from the Fund’s results relative to the Russell Index were positions in General Electric, Southwestern Energy and Allergan.

General Electric, a technology, industrial and financial conglomerate, was the top detractor from the Fund’s relative results during the Reporting Period. During the summer of 2017, the stock began to falter with the transition of its Chief Executive Officer (“CEO”) and Chairman. In November 2017, the newly appointed CEO, John Flannery, announced his restructure and financial framework, which resulted in a negative response from the market and an immediate hit to the stock. In addition to cutting its dividend by 50%, General Electric plans to increase its cost reduction target to restructure its capital allocation framework. The company intends on becoming a smaller company by focusing on its core businesses of aviation, health care and power, which currently account for the majority of operating profit. In streamlining its portfolio, the company intends to sell or spin off approximately $20 billion worth of assets over the next one to two years. While we believe the stock could provide optionality in the longer term, we also believed there were better risk/reward opportunities and subsequently exited the Fund’s position in General Electric. (In business, optionality is the value of additional optional investment opportunities available only after having made an initial investment.)

Southwestern Energy is a natural gas-focused exploration and production company. In 2017, the natural gas market was challenged, and such volatility plagued Southwestern Energy’s stock. Toward the end of the Reporting Period, its stock began to rebound, paralleling the positive pricing trends of oil and natural gas. At the end of the Reporting Period, we believed accelerating natural gas demand and lower inventories that were in line with five-year averages could drive higher natural gas prices in 2018 across the industry. Particular to Southwestern Energy, we were positive on the steps its management was taking to introduce new, more efficient drilling and completion technologies. In our view, the company continued to drive better capital efficiency, reduce costs and improve its balance sheet. Going forward, we continue to see upside potential for Southwestern Energy given what we view as the company’s attractive valuation among peers and its high quality, not fully-priced, assets in the Marcellus, Fayetteville and Utica Shales.

Allergan is a specialty pharmaceutical company. Early in the Reporting Period, its stock oscillated based on the market’s reactions to fiscal year guidance and on timing of contributions from pipeline drugs. In the third quarter of 2017, its stock was affected by the market’s negative reaction to a patent extension of Restasis, an agent to treat chronic dry eye. Ultimately, the extension was revoked, thus exposing the drug to the generic space when the patent expires in 2018. The market reacted negatively to the patent invalidation, as it is expected to impact earnings growth in 2018. Despite these near-term headwinds, we believed at the end of the Reporting Period that the market was significantly undervaluing what we see as Allergan’s strong aesthetics business, which has high barriers to entry and high return on invested capital. (Aesthetic medicine is an inclusive term for specialties that focus on improving cosmetic appearance through the treatment of conditions including scars, skin laxity, wrinkles, moles, liver spots, excess fat, cellulite, unwanted hair, skin discoloration and spider veins.) Additionally, excluding the Restasis impact in 2018, Allergan continued to be one of the fastest growing large-cap biopharmaceutical companies. In our view, Allergan’s strong aesthetics business, revenue growth profile and free cash flow generation make it one of the more attractive companies of its kind.

What were some of the Fund’s best-performing individual stocks?

Relative to the Russell Index, the Fund benefited most from positions in U.S.-based pharmaceutical company Vertex Pharmaceuticals, banking and financial services company Bank of America and health care company Abbott Laboratories.

Vertex Pharmaceuticals is primarily focused on treatments for cystic fibrosis. Its shares rose sharply in March 2017 after the company reported positive test results from one of its next-generation cystic fibrosis pipeline drugs. Its share price strengthened again in July 2017 following the successful outcome of a triple-drug combination aimed at improving lung function in patients with cystic fibrosis. In our view at the end of the Reporting Period, Vertex Pharmaceuticals’ strategy of bolstering the efficiency of its existing medicines, while developing a pipeline of assets to penetrate a larger population of patients is a strategy that we believe may generate compelling long-term shareholder value.

Bank of America’s stock performed well through most of the Reporting Period. Its stock particularly rose in October 2017 after the company reported third quarter 2017 results that beat consensus expectations, driven primarily by operating expense discipline and a benign credit environment. At the end of the Reporting Period, we remained positive on what we viewed as Bank of America’s solid banking fundamentals, healthy loan prospects and strong capital positioning. Additionally, we believed Bank of America was well positioned to capitalize on rising interest rates and potential easing of bank regulations.

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Abbott Laboratories is a diversified medical devices business that focuses on diagnostics, devices, nutrition and established pharmaceuticals. Following a year of earnings misses, its stock executed well on earnings reports released in 2017. Its strong performance was also driven by its January 2017 acquisition and ongoing integration of St. Jude Medical, which we believe could continue to accelerate organic growth in 2018. The company also closed its acquisition of Alere in 2017. We believe synergies associated with these acquisitions could further expand operating margins. While the stock had solid performance and a strong organic growth profile during the Reporting Period, it still traded at a discount relative to its peers. Overall, at the end of the Reporting Period, we believed Abbott Laboratories remained an attractive investment with stable free cash flow and solid organic operating leverage.

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, we did not use derivatives.

Did the Fund make any significant purchases or sales during the Reporting Period?

During the Reporting Period, we initiated a Fund position in AT&T, a multinational telecommunications company. While the telecommunications industry has been squeezed by competition to consolidate and offer bundled content, we believe AT&T is a leader in the industry. We purchased the stock for the Fund during what we believe is a transition period, as the company cleans up its less profitable businesses in favor of more revenue-generating segments. Following the dissolution of the Sprint/T-Mobile deal, we believe AT&T is relatively well positioned, especially with its rather newly acquired content of DirecTV and Time Warner Cable. Likewise, we believe the company could be a potential beneficiary of U.S. tax reform.

While the Fund has owned DuPont for some time, during the Reporting Period, we established a Fund position in the newly-merged company DowDuPont. DuPont had been subject to scrutiny regarding what many analysts considered to be its bloated overhead cost structure and below peer segment margins. However, with the appointment of Ed Breen to CEO of the merged company, we believe these matters will finally be addressed. In our view, Breen is committed to improving working capital, reducing capital expenditures and introducing a higher level of rigor into the decision-making process. We further believe that synergies associated with the consolidated businesses will likely account for some of its cost savings opportunities.

Conversely, we exited the Fund’s position in Verizon Communications, a leading provider of wireless telecommunications in the U.S., after the company began offering an unlimited plan to its mobile subscribers, which reduced our long-range forecasts for revenue growth for the company. Additionally, with consolidation within cable and wireless operators accelerating, we believed there was heightened risk around Verizon Communications overpaying for an acquisition. With these two risks introduced, we believed the stock was no longer attractively valued and sold the position in favor of other names with what we considered to have greater risk-adjusted upside potential.

We eliminated the Fund’s position in American Express, a global financial services corporation. We had originally initiated the position because we believed concerns regarding credit and longer-term secular headwinds were overblown, leading to an excessively depressed valuation. While, at the end of the Reporting Period, we continued to view American Express as a high quality company with good long-term growth potential, the stock approached our price target after reporting strong first quarter 2017 results, and so we exited the position in favor of what we believed were more compelling investment opportunities.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure compared to the Russell Index to consumer discretionary, information technology and materials increased as did the Fund’s position in cash. The Fund’s allocations compared to the Russell Index in financials, real estate and utilities decreased.

How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

At the end of December 2017, the Fund had overweighted positions relative to the Russell Index in the consumer discretionary, information technology, health care, materials, telecommunication services and industrials sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in real estate, financials and consumer staples and was rather neutrally weighted to the Russell Index in energy. The Fund had no exposure to the utilities sector at the end of the Reporting Period.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

What is the Fund’s tactical view and strategy for the months ahead?

At the end of the Reporting Period, we were cautiously optimistic that the robust macroeconomic backdrop and strong corporate earnings trend could continue to drive positive economic growth. In addition to stimulating fiscal policy, including increased spending and a less restrictive regulatory environment, we believe many companies could potentially benefit from the reduction of corporate taxes by virtue of U.S. tax reform. All else being equal, we believe broadening global economic growth should be supportive of a continuation in corporate earnings growth and equity market appreciation. While our market return expectations remained relatively muted given what we perceive to be extended valuations at the end of the Reporting Period, we still believed U.S. equities remained more attractive than most other asset classes. Additionally, after several years of thematic-driven markets, we were positive at the end of the Reporting Period about lower correlations at the stock levels. We believe an active approach will likely continue to benefit in this type of environment.

Regardless of market direction, our fundamental, bottom-up stock selection continues to drive our process, rather than headlines or sentiment. We maintain high conviction in the companies the Fund owns and believe they have the potential to outperform relative to the broader market regardless of economic growth conditions. We continue to focus on undervalued companies that we believe have comparatively greater control of their own destiny, such as innovators with differentiated products, companies with low cost structures or companies that have been investing in their own businesses and may be poised to gain market share. We maintain our discipline in identifying companies with what we believe to be strong or improving balance sheets, led by quality management teams and trading at discounted valuations. We remain focused on the long-term performance of the Fund.

4

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Index Definitions

The Russell 1000® Value Index (with dividends reinvested) is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The figures for the index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Russell 2000® Index (with dividends reinvested) is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The figures for the index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The S&P 500® Index (with dividends reinvested) is the Standard & Poor’s composite index of 500 stocks, an unmanaged index of common stock prices. The figures for the index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index. It is not possible to invest directly in an index.

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. It is not possible to invest directly in an index.

5

FUND BASICS

Large Cap Value Fund

as of December 31, 2017

STANDARDIZED TOTAL RETURNS1

For the period ended 12/31/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional	9.85%	12.00%	5.33%	5.17%	1/12/98
Service	9.56	11.73	5.10	4.47	7/24/07

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional Shares and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.71%	0.81%
Service	0.96	1.06

[2]	The expense ratios of the Fund, both current (net of any fee waivers and/or expense limitations) and before waivers (gross of any fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s fee waivers and/or expense limitations will remain in place through at least April 28, 2018, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 12/31/173

Holding	% of Net Assets	Line of Business
Bank of America Corp.	4.9%	Banks
Wells Fargo & Co.	4.8	Banks
AT&T, Inc.	4.3	Telecommunication Services
Pfizer, Inc.	3.0	Pharmaceuticals, Biotechnology & Life Sciences
Lowe’s Cos., Inc.	2.8	Retailing
Exxon Mobil Corp.	2.8	Energy
Procter & Gamble Co. (The)	2.7	Household & Personal Products
DowDuPont, Inc.	2.7	Materials
MetLife, Inc.	2.5	Insurance
JPMorgan Chase & Co.	2.4	Banks

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

6

FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATIONS4

As of December 31, 2017

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above.

7

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Performance Summary

December 31, 2017

The following graph shows the value, as of December 31, 2017, of a $10,000 investment made on January 1, 2008 in Service Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000® Value Index (with distributions reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown, and in their absence, performance would be reduced. Performance of Institutional Shares will vary from Service Shares due to differences in class specific fees. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Large Cap Value Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2008 through December 31, 2017.

Average Annual Total Return through December 31, 2017	One Year	Five Years	Ten Years	Since Inception
Institutional (Commenced January 12, 1998)	9.85%	12.00%	5.33%	5.17%
Service (Commenced July 24, 2007)	9.56%	11.73%	5.10%	4.47%

8

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Schedule of Investments

December 31, 2017

Shares	Description	Value
Common Stocks – 98.0%
Automobiles & Components – 0.9%
121,528	Volkswagen AG ADR	$4,913,985

Banks – 15.1%
908,781	Bank of America Corp.	26,827,215
297,214	Citizens Financial Group, Inc.	12,477,044
206,445	First Horizon National Corp.	4,126,836
120,780	JPMorgan Chase & Co.	12,916,213
433,306	Wells Fargo & Co.	26,288,675

		82,635,983

Capital Goods – 6.4%
69,559	Eaton Corp. plc	5,495,857
31,329	Hubbell, Inc.	4,240,067
73,165	ITT, Inc.	3,904,816
97,994	Textron, Inc.	5,545,480
78,870	United Technologies Corp.	10,061,446
71,161	Wabtec Corp.	5,794,640

		35,042,306

Consumer Durables & Apparel – 1.0%
98,061	Brunswick Corp.	5,414,928

Diversified Financials – 5.1%
174,148	Bank of New York Mellon Corp. (The)	9,379,611
73,245	Discover Financial Services	5,634,006
85,643	Northern Trust Corp.	8,554,879
356,629	SLM Corp.*	4,029,908

		27,598,404

Energy – 10.7%
161,495	Anadarko Petroleum Corp.	8,662,592
168,545	BP plc ADR	7,083,946
131,556	ConocoPhillips	7,221,109
99,902	Devon Energy Corp.	4,135,943
180,575	Exxon Mobil Corp.	15,103,293
69,437	Pioneer Natural Resources Co.	12,002,185
757,056	Southwestern Energy Co.*	4,224,373

		58,433,441

Food & Staples Retailing – 0.5%
100,685	Kroger Co. (The)	2,763,803

Food, Beverage & Tobacco – 3.6%
61,626	British American Tobacco plc ADR	4,128,326
150,373	Conagra Brands, Inc.	5,664,551
56,690	Molson Coors Brewing Co. Class B	4,652,548
124,961	Mondelez International, Inc. Class A	5,348,331

		19,793,756

Health Care Equipment & Services – 5.1%
32,355	Aetna, Inc.	5,836,518
150,885	Medtronic plc	12,183,964
80,994	Zimmer Biomet Holdings, Inc.	9,773,546

		27,794,028

Common Stocks – (continued)
Household & Personal Products – 2.7%
161,897	Procter & Gamble Co. (The)	$14,875,096

Insurance – 3.8%
125,736	American International Group, Inc.	7,491,351
265,380	MetLife, Inc.	13,417,613

		20,908,964

Materials – 4.5%
208,257	DowDuPont, Inc.	14,832,063
157,669	Nucor Corp.	10,024,595

		24,856,658

Media – 2.7%
295,062	Comcast Corp. Class A	11,817,233
64,596	DISH Network Corp. Class A*	3,084,459

		14,901,692

Pharmaceuticals, Biotechnology & Life Sciences – 10.2%
38,528	Allergan plc	6,302,410
51,998	BioMarin Pharmaceutical, Inc.*	4,636,662
100,041	Bristol-Myers Squibb Co.	6,130,512
40,550	Celgene Corp.*	4,231,798
78,565	Johnson & Johnson	10,977,102
454,777	Pfizer, Inc.	16,472,023
27,057	Shire plc ADR	4,197,082
20,116	Vertex Pharmaceuticals, Inc.*	3,014,584

		55,962,173

Real Estate Investment Trusts – 1.2%
35,693	AvalonBay Communities, Inc.	6,367,988

Retailing – 6.0%
76,878	Expedia, Inc.	9,207,678
163,832	Lowe’s Cos., Inc.	15,226,546
131,360	Target Corp.	8,571,240

		33,005,464

Semiconductors & Semiconductor Equipment – 1.6%
57,750	Intel Corp.	2,665,740
180,463	Marvell Technology Group Ltd.	3,874,541
36,823	QUALCOMM, Inc.	2,357,408

		8,897,689

Software & Services – 6.8%
10,406	Alphabet, Inc. Class A*	10,961,680
82,235	Citrix Systems, Inc.*	7,236,680
111,659	Microsoft Corp.	9,551,311
193,795	Oracle Corp.	9,162,628

		36,912,299

Technology Hardware & Equipment – 2.8%
15,414	Apple, Inc.	2,608,511
335,551	Cisco Systems, Inc.	12,851,603

		15,460,114

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Schedule of Investments (continued)

December 31, 2017

Shares	Description	Value
Common Stocks – (continued)
Telecommunication Services – 4.3%
601,801	AT&T, Inc.	$23,398,023

Transportation – 3.0%
16,795	FedEx Corp.	4,191,025
283,559	JetBlue Airways Corp.*	6,334,708
41,753	Union Pacific Corp.	5,599,077

		16,124,810

TOTAL COMMON STOCKS
(Cost $452,277,380)		$536,061,604

Shares	Distribution Rate	Value
Investment Company(a) – 0.4%
Goldman Sachs Financial Square Government Fund — Institutional Shares
2,415,456	1.228%	$2,415,456
(Cost $2,415,456)

TOTAL INVESTMENTS – 98.4%
(Cost $454,692,836)		$538,477,060

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.6%		8,480,940

NET ASSETS – 100.0%		$546,958,000

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Represents an Affiliated Issuer.

Investment Abbreviation:
ADR	—American Depositary Receipt.

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statement of Assets and Liabilities

December 31, 2017

Assets:
Investments in unaffiliated issuers, at value (cost $452,277,380)	$536,061,604
Investments in affiliated issuers, at value (cost $2,415,456)	2,415,456
Cash	8,457,917
Receivables:
Fund shares sold	381,339
Dividends	314,528
Reimbursement from investment adviser	21,816
Securities lending income	127
Other assets	194
Total assets	547,652,981

Liabilities:
Payables:
Management fees	319,017
Fund shares redeemed	197,348
Distribution and Service fees and Transfer Agency fees	85,065
Printing fee	50,366
Audit fee	37,494
Accrued expenses	5,691
Total liabilities	694,981

Net Assets:
Paid-in capital	473,002,041
Undistributed net investment income	149,195
Accumulated net realized loss	(9,977,460)
Net unrealized gain	83,784,224
NET ASSETS	$546,958,000
Net Assets:
Institutional	$188,182,125
Service	358,775,875
Total Net Assets	$546,958,000
Shares outstanding $0.001 par value (unlimited shares authorized):
Institutional	20,762,776
Service	39,590,227
Net asset value, offering and redemption price per share:
Institutional	$9.06
Service	9.06

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statement of Operations

For the Fiscal Year Ended December 31, 2017

Investment income:
Dividends — unaffiliated issuers (net of foreign taxes withheld of $12,029)	$13,075,334
Dividends — affiliated issuers	26,855
Securities lending income — unaffiliated issuer	17,218
Total investment income	13,119,407

Expenses:
Management fees	4,410,966
Distribution and Service fees — Service Shares	972,687
Transfer Agency fees(a)	117,616
Professional fees	78,476
Printing and mailing costs	63,229
Custody, accounting and administrative services	62,759
Trustee fees	18,483
Other	24,007
Total expenses	5,748,223
Less — expense reductions	(523,714)
Net expenses	5,224,509
NET INVESTMENT INCOME	7,894,898

Realized and unrealized gain (loss):
Net realized gain from investments — unaffiliated issuers (including commissions recaptured of $49,811)	92,354,930
Net change in unrealized loss on investments — unaffiliated issuers	(40,190,304)
Net realized and unrealized gain	52,164,626
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$60,059,524

(a) Institutional and Service Shares incurred Transfer Agency fees of $39,807 and $77,809, respectively.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended December 31, 2017	For the Fiscal Year Ended December 31, 2016

From operations:
Net investment income	$7,894,898	$14,542,105
Net realized gain	92,354,930	3,065,360
Net change in unrealized gain (loss)	(40,190,304)	69,964,908
Net increase in net assets resulting from operations	60,059,524	87,572,373

Distributions to shareholders:
From net investment income
Institutional Shares	(3,091,197)	(5,067,653)
Service Shares	(4,927,889)	(9,637,716)
From net realized gains
Institutional Shares	(32,382,198)	(2,433,036)
Service Shares	(61,818,486)	(5,324,082)
Total distributions to shareholders	(102,219,770)	(22,462,487)

From share transactions:
Proceeds from sales of shares	23,300,375	46,845,142
Reinvestment of distributions	102,219,770	22,462,487
Cost of shares redeemed	(311,829,893)	(249,588,098)
Net decrease in net assets resulting from share transactions	(186,309,748)	(180,280,469)
TOTAL DECREASE	(228,469,994)	(115,170,583)

Net assets:

Beginning of year	775,427,994	890,598,577
End of year	$546,958,000	$775,427,994
Undistributed net investment income	$149,195	$624,847

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets	Portfolio turnover rate(c)
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2017 - Institutional	$10.16	$0.16	$0.83	$0.99	$(0.18)	$(1.91)	$(2.09)	$9.06	9.85%	$188,182	0.72%	0.81%	1.50%	127%
2017 - Service	10.16	0.13	0.83	0.96	(0.15)	(1.91)	(2.06)	9.06	9.56	358,776	0.97	1.06	1.26	127
2016 - Institutional	9.39	0.18	0.91	1.09	(0.22)	(0.10)	(0.32)	10.16	11.55	243,875	0.74	0.81	1.91	130
2016 - Service	9.39	0.16	0.90	1.06	(0.19)	(0.10)	(0.29)	10.16	11.25	531,553	0.99	1.06	1.66	130
2015 - Institutional	11.39	0.15	(0.67)	(0.52)	(0.16)	(1.32)	(1.48)	9.39	(4.41)	279,910	0.74	0.81	1.38	83
2015 - Service	11.38	0.13	(0.67)	(0.54)	(0.13)	(1.32)	(1.45)	9.39	(4.58)	610,689	0.99	1.06	1.13	83
2014 - Institutional	12.59	0.16	1.38	1.54	(0.19)	(2.55)	(2.74)	11.39	12.94	326,543	0.75	0.80	1.21	72
2014 - Service	12.58	0.13	1.37	1.50	(0.15)	(2.55)	(2.70)	11.38	12.61	692,741	1.00	1.05	0.96	72
2013 - Institutional	10.76	0.14	3.39	3.53	(0.16)	(1.54)	(1.70)	12.59	33.23	370,241	0.75	0.79	1.15	86
2013 - Service	10.75	0.11	3.39	3.50	(0.13)	(1.54)	(1.67)	12.58	32.93	792,553	1.00	1.04	0.91	86

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the year.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	14

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Notes to Financial Statements

December 31, 2017

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Large Cap Value Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (formerly, Goldman, Sachs & Co.) (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Notes to Financial Statements (continued)

December 31, 2017

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

E.  Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Fund as cash payments and are included in net realized gain (loss) from investments on the Statement of Operations.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Unlisted equities are generally classified as Level 2 (fair valued and single source broker securities may be treated differently). Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of December 31, 2017:

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$16,126,257	$—	$—
North America	519,935,347	—	—
Investment Company	2,415,456	—	—
Total	$538,477,060	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in the table.

For further information regarding security characteristics, see the Schedule of Investments.

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2017, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate						Effective Net Management Rate^
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
0.75%	0.68%	0.65%	0.64%	0.63%	0.75%	0.70	%*

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any.
*	Effective April 28, 2017, GSAM agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.69% as an annual percentage rate of the Fund’s average daily net assets. Prior to this date, the effective net management fee rate was 0.72% as an annual percentage rate of the Fund’s average daily net assets. This waiver will be effective through at least April 28, 2018, and prior to such date GSAM may not terminate the arrangement without approval of the Trustees. For the fiscal year ended December 31, 2017, GSAM waived $286,760 of its management fee.

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Notes to Financial Statements (continued)

December 31, 2017

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Fund invests, except those management fees it earns from the Fund’s investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the fiscal year ended December 31, 2017, GSAM waived $5,842 of the Fund’s management fee.

B.  Distribution and/or Service (12b-1) Plan — The Trust, on behalf of Service Shares of the Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor, is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.004%. The Other Expense limitation will remain in place through at least April 28, 2018, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. For the fiscal year ended December 31, 2017, GSAM reimbursed $223,434 to the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above. For the fiscal year ended December 31, 2017, custody fee credits were $7,678.

E.  Line of Credit Facility — As of December 31, 2017, the Fund participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2017, the Fund did not have any borrowings under the facility.

F.  Other Transactions with Affiliates — For the fiscal year ended December 31, 2017, Goldman Sachs earned $225 in brokerage commissions from portfolio transactions.

The following table provides information about the Fund’s investment in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended December 31, 2017:

Beginning Value as of December 31, 2016	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2017	Shares as of December 31, 2017	Dividend Income from Affiliated Investment Company
$944	$165,497,483	$(163,082,971)	$2,415,456	2,415,456	$26,855

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

5.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2017, were $738,834,323 and $1,027,526,949, respectively.

6.    SECURITIES LENDING

The Fund may lend its securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.205% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Fund by paying the Fund an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Fund’s overnight and continuous agreements represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of December 31, 2017 are disclosed as “Payable upon return of securities loaned” on the Statement of Assets and Liabilities, where applicable. The Fund did not have securities on loan as of December 31, 2017.

Both the Fund and BNYM received compensation relating to the lending of the Fund’s securities. The amounts earned, if any, by the Fund for the fiscal year ended December 31, 2017, are reported under Investment Income on the Statement of Operations.

The following table provides information about the Fund’s investment in the Government Money Market Fund for the fiscal year ended December 31, 2017:

Beginning Value as of December 31, 2016	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2017	Shares as of December 31, 2017
$—	$82,362,198	$(82,362,198)	$—	—

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Notes to Financial Statements (continued)

December 31, 2017

7.    TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2016 and December 31, 2017 was as follows:

	2016	2017
Distributions paid from:
Ordinary income	$14,929,563	$31,508,940
Net long-term capital gains	7,532,924	70,710,830
Total taxable distributions	$22,462,487	$102,219,770

As of December 31, 2017, the components of accumulated earnings (losses) on a tax-basis were as follows:

Undistributed ordinary income — net	$327,471
Timing differences (Post October Loss Deferral)	(2,041,191)
Unrealized gains — net	75,669,679
Total accumulated earnings — net	$73,955,959

As of December 31, 2017, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$462,807,381
Gross unrealized gain	89,093,197
Gross unrealized loss	(13,423,518)
Net unrealized gain	$75,669,679

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales.

In order to present certain components of the Fund’s capital accounts on a tax-basis, the Fund has reclassified $351,464 from undistributed net investment income into accumulated net realized gain. This reclassification has no impact on the NAV of the Fund and results primarily from differences in the tax treatment of underlying fund investments.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Foreign Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

8.    OTHER RISKS (continued)

Foreign Custody Risk — If the Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

9.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Notes to Financial Statements (continued)

December 31, 2017

11.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended December 31, 2017		For the Fiscal Year Ended December 31, 2016
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	993,800	$10,470,019	1,208,095	$11,301,985
Reinvestment of distributions	3,928,394	35,473,395	732,489	7,500,689
Shares redeemed	(8,151,726)	(86,109,541)	(7,742,346)	(74,469,762)
	(3,229,532)	(40,166,127)	(5,801,762)	(55,667,088)
Service Shares
Shares sold	1,222,029	12,830,356	3,825,318	35,543,157
Reinvestment of distributions	7,391,625	66,746,375	1,461,113	14,961,798
Shares redeemed	(21,328,914)	(225,720,352)	(18,016,464)	(175,118,336)
	(12,715,260)	(146,143,621)	(12,730,033)	(124,613,381)
NET DECREASE	(15,944,792)	$(186,309,748)	(18,531,795)	$(180,280,469)

22

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

Goldman Sachs Variable Insurance Trust and Shareholders of the Goldman Sachs Large Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Goldman Sachs Large Cap Value Fund (the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2018

We have served as the auditor of one or more investment companies in the Goldman Sachs Fund complex since 2000.

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Fund Expenses — Six Month Period Ended December 31, 2017 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 through December 31, 2017, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 07/01/17	Ending Account Value 12/31/17		Expenses Paid for the 6 Months Ended 12/31/17*
Institutional
Actual	$1,000	$1,042.10		$3.65
Hypothetical 5% return	1,000	1,021.63	+	3.62
Service
Actual	1,000	1,041.30		4.94
Hypothetical 5% return	1,000	1,020.37	+	4.89

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2017. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.71% and 0.96% for the Institutional and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Jessica Palmer Age: 68	Chair of the Board of Trustees	2018 (Trustee since 2007)	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None
Kathryn A. Cassidy Age: 63	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None
Diana M. Daniels Age: 68	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None
Herbert J. Markley Age: 67	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None
Roy W. Templin Age: 57	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016–Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				105	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)
Gregory G. Weaver Age: 66	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	Verizon Communications Inc.

25

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 55	President and Trustee	Since 2007

Managing Director, Goldman Sachs (January 2000-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

				146	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2017.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2017, Goldman Sachs Trust consisted of 91 portfolios (90 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 14 portfolios; Goldman Sachs Trust II consisted of 17 portfolios (16 of which offered shares to the public); Goldman Sachs BDC, Inc., Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Private Markets Fund 2018 LLC, Goldman Sachs Private Markets Fund 2018 (A) LLC and Goldman Sachs Private Markets Fund 2018 (B) LLC each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 19 portfolios (12 of which offered shares to the public). Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs Private Markets Fund 2018 LLC, Goldman Sachs Private Markets Fund 2018 (A) LLC and Goldman Sachs Private Markets Fund 2018 (B) LLC do not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

26

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 55	Trustee and President	Since 2007

Managing Director, Goldman Sachs (January 2000-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 40	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 46	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 49	Assistant Treasurer and Principal Accounting Officer	Since 2016 (Principal Accounting Officer since 2017)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC

(May 2010-October 2015).

Assistant Treasurer and Principal Accounting Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of December 31, 2017.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2017, 21.63% of the dividends paid from net investment company taxable income by the Large Cap Value Fund qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Large Cap Value Fund designates $70,710,830 or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended December 31, 2017.

28

TRUSTEES	OFFICERS
Jessica Palmer, Chair	James A. McNamara, President
Kathryn A. Cassidy	Scott M. McHugh, Treasurer, Senior Vice
Diana M. Daniels	President and Principal Financial Officer
Herbert J. Markley	Joseph F. DiMaria, Assistant Treasurer
James A. McNamara	and Principal Accounting Officer
Roy W. Templin	Caroline L. Kraus, Secretary
Gregory G. Weaver

GOLDMAN SACHS & CO. LLC

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended December 31 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-621-2550.

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of transaction or matter addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of December 31, 2017 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

THIS MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY AND IS PROVIDED SOLELY ON THE BASIS THAT IT WILL NOT CONSTITUTE INVESTMENT OR OTHER ADVICE OR A RECOMMENDATION RELATING TO ANY PERSON’S OR PLAN’S INVESTMENT OR OTHER DECISIONS, AND GOLDMAN SACHS IS NOT A FIDUCIARY OR ADVISOR WITH RESPECT TO ANY PERSON OR PLAN BY REASON OF PROVIDING THE MATERIAL OR CONTENT HEREIN INCLUDING UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 OR DEPARTMENT OF LABOR REGULATIONS. PLAN SPONSORS AND OTHER FIDUCIARIES SHOULD CONSIDER THEIR OWN CIRCUMSTANCES IN ASSESSING ANY POTENTIAL COURSE OF ACTION.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Large Cap Value Fund.

© 2018 Goldman Sachs. All rights reserved.

VITLCVAR-18/121105-OTU-698882/42.5K

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Mid Cap Value Fund

Annual Report

December 31, 2017

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Value Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Mid Cap Value Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2017 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of 11.07% and 10.85%, respectively. These returns compare to the 13.34% average annual total return of the Fund’s benchmark, the Russell Midcap® Value Index (with dividends reinvested) (the “Russell Index”), during the same time period.

What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

Representing the U.S. equity market, the S&P 500® Index gained 21.83% during the Reporting Period. It was a banner year for U.S. equities, with the S&P 500® Index advancing for 12 consecutive months in 2017, a feat that had previously never been accomplished in a single calendar year. Overall, stocks were boosted by a combination of accelerating economic growth, rising corporate earnings and a general lack of negative financial headlines. U.S. equity market volatility was at historic lows.

U.S. equities rallied to new highs at the start of 2017 on prospects of deregulation, tax reform and infrastructure spending as well as on stronger economic data. In March 2017, the U.S. Federal Reserve (the “Fed”) raised interest rates for the third time since the 2008 global financial crisis, which was met with dovish market reaction. (Dovish tends to suggest lower interest rates; opposite of hawkish.) U.S. equities were virtually flat, albeit positive, in March 2017 and then continued to climb higher in April 2017 on strong earnings results and receding European political risk. Although the labor market remained strong, economic activity and inflation moderated during the second calendar quarter. In the third calendar quarter, U.S. economic activity and labor market data showed consistent strength, with a reversal of five consecutive downside inflation surprises. Progress on tax reform and strong economic activity data remained supportive for U.S. equities in October and November 2017. The Fed delivered the third rate hike of 2017 in December as had been widely expected, having done similarly in June 2017, and maintained its projections for three additional interest rate hikes in 2018. U.S. equities gained additional momentum toward the end of the Reporting Period from the passage of a tax reform bill that reduced the corporate tax rate from 35% to 21%. The fourth quarter of 2017 marked the ninth consecutive quarter of positive returns for the S&P 500® Index, its strongest quarterly advance in four years.

For the Reporting Period overall, information technology, materials and consumer discretionary were the best performing sectors in the S&P 500 Index, as measured by total return. The weakest performing sectors in the S&P 500 Index were telecommunication services and energy, the only two to post negative absolute returns, followed by real estate, which was comparatively weak but generated a positive return during the Reporting Period.

Within the U.S. equity market, there was significant disparity in performance not only among sectors but also among the various capitalization and style segments. While all capitalization segments posted positive returns, large-cap stocks, as measured by the Russell 1000® Index, performed best, followed by mid-cap stocks, as measured by the Russell Midcap® Index, and then at some distance by small-cap stocks, as measured by the Russell 2000® Index. From a style perspective, growth-oriented stocks significantly outpaced value-oriented stocks across the capitalization spectrum. (All as measured by the Russell Investments indices.)

What key factors were responsible for the Fund’s performance during the Reporting Period?

While the Fund posted solid double-digit absolute gains, it underperformed the Russell Index during the Reporting Period due primarily to stock selection overall. Sector allocation as a whole contributed positively, albeit modestly, to the Fund’s performance relative to the Russell Index during the Reporting Period.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Which equity market sectors most significantly affected Fund performance?

Detracting from the Fund’s relative results most was stock selection in the consumer discretionary, real estate and energy sectors. Such detractors were only partially offset by effective stock selection in the information technology, industrials and health care sectors, which contributed positively to the Fund’s performance relative to the Russell Index during the Reporting Period.

Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

Detracting from the Fund’s results relative to the Russell Index were positions in retail shopping centers owner and manager DDR, grocery-anchored community shopping centers owner Brixmor Property Group and global media company Discovery Communications.

The majority of DDR’s underperformance of the Russell Index came in September 2017 when Hurricane Maria hit landfall in Puerto Rico, where DDR has the highest exposure among its retail shopping center peers. Additionally, we believe some of DDR’s weak performance during the Reporting Period can be attributed to market concerns around store closures and retailer bankruptcies within the industry, resulting from disappointing retail sales. Despite DDR’s challenging performance, we continued at the end of the Reporting Period to have a high level of conviction in the real estate investment trust’s (“REIT”) experienced management team, who made an announcement at the end of 2017 that they would be spinning off a portfolio of 50 assets, comprised of 38 continental U.S. assets and its entire Puerto Rico portfolio. At the end of the Reporting Period, we believed the company’s underlying fundamentals remained healthy, and, in our view, DDR’s high quality tenant base provides the company with an advantage relative to its peers.

Similarly, we believe Brixmor Property Group’s underperformance of the Russell Index during the Reporting Period was largely due to market concerns around store closures within the industry, resulting from disappointing retail sales. Additionally, shares of the company declined after it reported third quarter 2017 earnings with in-line funds from operations but lowered 2017 funds from operations guidance. While, at the end of the Reporting Period, we remained positive on Brixmor Property Group’s long-term growth potential and believed it has been more resilient to e-commerce threats than many of its competitors, we exited the Fund’s position in September 2017 to focus the Fund’s overall retail REIT exposure to higher conviction names in the Fund’s portfolio.

Discovery Communications reported earnings that were above consensus expectations throughout the Reporting Period. However, market concerns that millennials will likely fail to embrace the traditional cable/satellite companies plagued its stock. One of the sharpest declines of the Reporting Period came in November 2017 after the company reported slim revenue growth and, more notably, a decline in U.S. affiliate subscribers. In our view, Discovery Communications’ unique content has generated a demonstrated appeal to audiences across various cultures and languages, providing the company with the ability to repurpose its content across multiple platforms and international markets. Additionally, at the end of the Reporting Period, we were positive on the company’s networks, which reach more than 300 million international households and generate approximately 50% of its stand-alone revenues from faster growing international markets where pay-TV penetration trends continue to improve. While we continued to believe in the strategy of the company and its compelling valuation, the issues facing the broader U.S. media industry persisted, in our view, in overwhelming the company-specific factors to our investment thesis. Consequently, we decided to exit the position and reallocate to higher conviction names in the Fund’s portfolio.

What were some of the Fund’s best-performing individual stocks?

The Fund benefited most relative to the Russell Index from positions in U.S.-based pharmaceutical company Vertex Pharmaceuticals, storage, communications and consumer semiconductor products producer Marvell Technology Group and financial planning services provider Ameriprise Financial.

Vertex Pharmaceuticals is primarily focused on treatments for cystic fibrosis. Its shares rose sharply in March 2017 after the company reported positive test results from one of its next-generation cystic fibrosis pipeline drugs. Its share price strengthened again in July 2017 following the successful outcome of a triple-drug combination aimed at improving lung function in patients with cystic fibrosis. In our view at the end of the Reporting Period, Vertex Pharmaceuticals’ strategy of bolstering the efficiency of its existing medicines, while developing a pipeline of assets to penetrate a larger population of patients is a strategy that we believe may generate compelling long-term shareholder value.

We believe the majority of Marvell Technology Group’s strong performance came in November 2017 after the company announced its acquisition of smaller rival and chipmaker Cavium, undertaken in an effort to expand its wireless connectivity business in a rapidly consolidating semiconductor industry. The transaction, expected to close mid-2018, should allow Marvell Technology Group to diversify away from its traditional storage device business and provide a powerful research and development engine to accelerate product development. In our view, the acquisition is evidence of its management team’s commitment to focus on higher margin products and exit less profitable businesses.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Ameriprise Financial is a financial planning services, investments, insurance and annuity products provider. Its stock rose in July 2017 after the company reported second quarter 2017 earnings that exceeded consensus expectations. Its stock continued to gain momentum in September 2017 when Columbia Threadneedle, the global asset management group of Ameriprise, announced it had entered into an agreement to acquire Lionstone Investments, a leading national real estate investment firm in Houston. The acquisition, expected to close later in 2018, may extend Columbia Threadneedle’s investment capabilities into U.S. real estate, further developing the company’s multi-asset solution capabilities. In our view, the stock was trading at a compelling valuation at the end of the Reporting Period, and the company was well positioned to benefit from higher short-term interest rates. We remained positive on the company due to what we saw as its strong management team and capital allocation track record.

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy.

Did the Fund make any significant purchases or sales during the Reporting Period?

During the Reporting Period, we initiated a position in Comerica, a financial services company. We are positive on the company’s plan to increase capital returns through improved efficiency, capital optimization and higher rates. Additionally, we believe Comerica is poised to be a significant beneficiary of tax reform, with its new effective tax rate being close to 21%.

We established a Fund position in Prologis, a logistics REIT with distribution facilities across the Americas, Europe and Asia. We believe Prologis is well positioned to capitalize on strong secular growth in e-commerce, while its mostly infill locations may relatively limit supply growth versus peers. (An infill location is a real estate location where most of the properties are built to fill in remaining spaces, often in urban centers, where space is scarce and new development often involves rebuilding higher buildings over older lots.) Additionally, we are positive on what we view as its management team’s long and demonstrated track record of value creation through development, which increases its scale while driving additional earnings growth potential.

Conversely, in addition to those sales already mentioned, we exited the Fund’s position in Synchrony Financial, formerly GE Capital Retail Finance, a consumer financial services company. We had initiated a Fund position in the stock due to what we saw as its above-average growth business with excess capital that, unlike the majority of its peers, did not rely on higher interest rates to generate earnings growth. Additionally, we were positive on the company’s online bank, which allowed it to replace higher-cost sources of funding with online retail deposits. As the stock appreciated, we decided to sell the Fund’s position, as we believed there were more compelling risk/reward opportunities elsewhere in the financials sector.

We sold the Fund’s position in Huntington Bancshares, a regional bank holding company headquartered in Columbus, Ohio. We originally purchased its stock due to what we viewed as its attractive valuation, the company’s improving balance sheet, its management team’s commitment to operating leverage, and its differentiated service-oriented consumer/commercial strategy. In our view, increased loan growth, faster than market expected synergies from recent merger and acquisition activity, and regulatory relief would also be positive for Huntington Bancshares’ shares. While we continue to believe in its management team, we exited the stock as we believed the consensus 2018 estimates for the company were overly optimistic, creating the possible risk of downward earnings per share revisions in 2018, which would likely pressure its stock price. As such, we decided to reallocate the proceeds to higher conviction names in the Fund’s portfolio.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer staples and telecommunication services increased and its exposure to financials and health care decreased compared to the Russell Index.

How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

At the end of December 2017, the Fund had overweighted positions relative to the Russell Index in the information technology and consumer staples sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in utilities and real estate and was rather neutrally weighted to the Russell Index in financials, industrials, energy, consumer discretionary, materials, health care and telecommunication services.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

What is the Fund’s tactical view and strategy for the months ahead?

At the end of the Reporting Period, we were cautiously optimistic that the robust macroeconomic backdrop and strong corporate earnings trend could continue to drive positive economic growth. In addition to stimulating fiscal policy, including increased spending and a less restrictive regulatory environment, we believe many companies could potentially benefit from the reduction of corporate taxes by virtue of U.S. tax reform. All else being equal, we believe broadening global economic growth should be supportive of a continuation in corporate earnings growth and equity market appreciation. While our market return expectations remained relatively muted given what we perceive to be extended valuations at the end of the Reporting Period, we still believed U.S. equities remained more attractive than most other asset classes. Additionally, after several years of thematic-driven markets, we were positive at the end of the Reporting Period about lower correlations at the stock levels. We believe an active approach will likely continue to benefit in this type of environment.

Regardless of market direction, our fundamental, bottom-up stock selection continues to drive our process, rather than headlines or sentiment. We maintain high conviction in the companies the Fund owns and believe they have the potential to outperform relative to the broader market regardless of economic growth conditions. We continue to focus on undervalued companies that we believe have comparatively greater control of their own destiny, such as innovators with differentiated products, companies with low cost structures or companies that have been investing in their own businesses and may be poised to gain market share. We maintain our discipline in identifying companies with what we believe to be strong or improving balance sheets, led by quality management teams and trading at discounted valuations. We remain focused on the long-term performance of the Fund.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Index Definitions

The Russell Midcap Value® Index is an unmanaged index of common stock prices that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Russell 2000® Index (with dividends reinvested) is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The figures for the index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The S&P 500® Index (with dividends reinvested) is the Standard & Poor’s composite index of 500 stocks, an unmanaged index of common stock prices. The figures for the index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 25% of the total market capitalization of the Russell 1000® Index. It is not possible to invest directly in an index.

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. It is not possible to invest directly in an index.

FUND BASICS

Mid Cap Value Fund

as of December 31, 2017

STANDARDIZED TOTAL RETURNS1

For the period ended 12/31/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional	11.07%	11.54%	7.21%	8.80%	5/01/98
Service	10.85	11.27	6.94	7.12	1/09/06

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional Shares and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.84%	0.87%
Service	1.09	1.12

[2]	The expense ratios of the Fund, both current (net of any fee waivers and/or expense limitations) and before waivers (gross of any fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s fee waivers and/or expense limitations will remain in place through at least April 28, 2018, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 12/31/173

Holding	% of Net Assets	Line of Business
Citizens Financial Group, Inc.	2.0%	Banks
Zimmer Biomet Holdings, Inc.	1.9	Health Care Equipment & Services
Stanley Black & Decker, Inc.	1.9	Capital Goods
Comerica, Inc.	1.9	Banks
SunTrust Banks, Inc.	1.8	Banks
Prologis, Inc.	1.8	Real Estate Investment Trust
Marvell Technology Group Ltd.	1.8	Semiconductors & Semiconductor Equipment
Expedia, Inc.	1.7	Retailing
First Horizon National Corp.	1.6	Banks
Steel Dynamics, Inc.	1.5	Materials

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATIONS4

As of December 31, 2017

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Performance Summary

December 31, 2017

The following graph shows the value, as of December 31, 2017, of a $10,000 investment made on January 1, 2008 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell Midcap Value® Index (with distributions reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown, and in their absence, performance would be reduced. Performance of Service Shares will vary from Institutional Shares due to differences in class specific fees. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Mid Cap Value Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2008 through December 31, 2017.

Average Annual Total Return through December 31, 2017	One Year	Five Years	Ten Years	Since Inception
Institutional (Commenced May 1, 1998)	11.07%	11.54%	7.21%	8.80%
Service (Commenced January 9, 2006)	10.85%	11.27%	6.94%	7.12%

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Schedule of Investments

December 31, 2017

Shares	Description	Value
Common Stocks – 97.6%
Banks – 8.8%
368,006	Citizens Financial Group, Inc.	$15,448,892
165,246	Comerica, Inc.	14,345,005
618,647	First Horizon National Corp.	12,366,754
60,508	First Republic Bank	5,242,413
43,652	Signature Bank*	5,991,673
220,510	SunTrust Banks, Inc.	14,242,741

		67,637,478

Capital Goods – 9.0%
155,951	ITT, Inc.	8,323,105
144,449	Jacobs Engineering Group, Inc.	9,527,856
55,795	L3 Technologies, Inc.	11,039,041
86,624	Stanley Black & Decker, Inc.	14,699,226
136,369	Terex Corp.	6,575,713
216,600	Trinity Industries, Inc.	8,113,836
134,651	Wabtec Corp.	10,964,631

		69,243,408

Consumer Durables & Apparel – 3.8%
123,843	Brunswick Corp.	6,838,611
138,967	Lennar Corp. Class A	8,788,273
2,302	Lennar Corp. Class B	118,967
29,968	Mohawk Industries, Inc.*	8,268,171
41,003	PVH Corp.	5,626,022

		29,640,044

Consumer Services – 1.9%
423,679	La Quinta Holdings, Inc.*	7,821,114
204,256	MGM Resorts International	6,820,108

		14,641,222

Diversified Financials – 3.8%
60,431	Ameriprise Financial, Inc.	10,241,242
96,863	E*TRADE Financial Corp.*	4,801,499
720,724	SLM Corp.*	8,144,181
286,971	Starwood Property Trust, Inc. (REIT)	6,126,831

		29,313,753

Energy – 9.0%
143,877	Cheniere Energy, Inc.*	7,746,338
164,219	Devon Energy Corp.	6,798,667
338,633	Encana Corp.	4,513,978
177,610	EQT Corp.	10,109,561
291,000	Marathon Oil Corp.	4,926,630
148,905	Marathon Petroleum Corp.	9,824,752
155,032	Noble Energy, Inc.	4,517,632
179,259	Patterson-UTI Energy, Inc.	4,124,750
219,993	RSP Permian, Inc.*	8,949,315
532,248	WPX Energy, Inc.*	7,488,729

		69,000,352

Food & Staples Retailing – 1.4%
333,580	US Foods Holding Corp.*	10,651,209

Food, Beverage & Tobacco – 3.8%
166,260	Coca-Cola European Partners plc	6,625,461
283,167	Conagra Brands, Inc.	10,666,901

Common Stocks – (continued)
Food, Beverage & Tobacco – (continued)
34,038	Molson Coors Brewing Co. Class B	$2,793,498
154,791	Pinnacle Foods, Inc.	9,205,421

		29,291,281

Health Care Equipment & Services – 4.2%
184,624	Acadia Healthcare Co., Inc.*	6,024,281
69,486	Laboratory Corp. of America Holdings*	11,083,712
123,843	Zimmer Biomet Holdings, Inc.	14,944,135

		32,052,128

Insurance – 7.0%
55,823	American Financial Group, Inc.	6,059,029
87,477	Arch Capital Group Ltd.*	7,940,287
119,014	Athene Holding Ltd. Class A*	6,154,214
108,981	Lincoln National Corp.	8,377,370
111,869	Progressive Corp. (The)	6,300,462
71,503	Torchmark Corp.	6,486,037
47,109	Willis Towers Watson plc	7,098,855
73,419	WR Berkley Corp.	5,260,471

		53,676,725

Materials – 6.4%
302,894	Ball Corp.	11,464,538
105,399	Celanese Corp. Series A	11,286,125
450,257	Freeport-McMoRan, Inc.*	8,536,873
28,073	Martin Marietta Materials, Inc.	6,205,256
267,620	Steel Dynamics, Inc.	11,542,450

		49,035,242

Media – 1.3%
50,812	DISH Network Corp. Class A*	2,426,273
88,477	Liberty Broadband Corp. Class C*	7,534,701

		9,960,974

Pharmaceuticals, Biotechnology & Life Sciences – 1.9%
32,744	Alexion Pharmaceuticals, Inc.*	3,915,855
81,034	BioMarin Pharmaceutical, Inc.*	7,225,802
24,169	Vertex Pharmaceuticals, Inc.*	3,621,966

		14,763,623

Real Estate Investment Trust – 11.1%
81,453	Alexandria Real Estate Equities, Inc.	10,636,947
58,573	AvalonBay Communities, Inc.	10,450,009
45,152	Boston Properties, Inc.	5,871,115
118,730	Camden Property Trust	10,930,284
95,577	CyrusOne, Inc.	5,689,699
375,722	DDR Corp.	3,366,469
35,644	Federal Realty Investment Trust	4,733,880
108,702	GGP, Inc.	2,542,540
236,912	Hudson Pacific Properties, Inc.	8,114,236
213,628	Prologis, Inc.	13,781,142
190,957	RLJ Lodging Trust	4,195,325
64,383	Vornado Realty Trust	5,033,463

		85,345,109

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Schedule of Investments (continued)

December 31, 2017

Shares	Description	Value
Common Stocks – (continued)
Retailing – 5.3%
77,933	Burlington Stores, Inc.*	$9,588,097
106,867	Expedia, Inc.	12,799,461
268,886	LKQ Corp.*	10,935,594
32,236	O’Reilly Automotive, Inc.*	7,754,047

		41,077,199

Semiconductors & Semiconductor Equipment – 2.3%
641,852	Marvell Technology Group Ltd.	13,780,562
65,856	Qorvo, Inc.*	4,386,010

		18,166,572

Software & Services – 2.9%
43,385	Citrix Systems, Inc.*	3,817,880
51,663	DXC Technology Co.	4,902,819
103,506	Fidelity National Information Services, Inc.	9,738,879
77,499	GoDaddy, Inc. Class A*	3,896,650

		22,356,228

Technology Hardware & Equipment – 2.6%
149,010	CommScope Holding Co., Inc.*	5,637,048
75,575	Juniper Networks, Inc.	2,153,888
134,595	Keysight Technologies, Inc.*	5,599,152
733,988	Viavi Solutions, Inc.*	6,415,055

		19,805,143

Telecommunication Services – 0.7%
309,544	CenturyLink, Inc.	5,163,194

Transportation – 3.6%
453,097	JetBlue Airways Corp.*	10,122,187
69,685	Old Dominion Freight Line, Inc.	9,167,062
96,204	XPO Logistics, Inc.*	8,811,324

		28,100,573

Common Stocks – (continued)
Utilities – 6.8%
97,180	Atmos Energy Corp.	$8,346,790
163,982	CMS Energy Corp.	7,756,349
115,340	FirstEnergy Corp.	3,531,711
110,662	Pinnacle West Capital Corp.	9,426,189
212,725	Public Service Enterprise Group, Inc.	10,955,338
31,295	Sempra Energy	3,346,061
189,003	Xcel Energy, Inc.	9,092,934

		52,455,372

TOTAL INVESTMENTS – 97.6%
(Cost $652,660,813)		$751,376,829

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.4%		18,504,166

NET ASSETS – 100.0%		$769,880,995

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement of Assets and Liabilities

December 31, 2017

Assets:
Investments in unaffiliated issuers, at value (cost $652,660,813)	$751,376,829
Cash	5,451,442
Receivables:
Investments sold	13,019,200
Dividends	1,089,407
Fund shares sold	8,142
Securities lending income	856
Other assets	189
Total assets	770,946,065

Liabilities:
Payables:
Management fees	501,247
Fund shares redeemed	362,718
Distribution and Service fees and Transfer Agency fees	93,406
Investments purchased	15,672
Accrued expenses	92,027
Total liabilities	1,065,070

Net Assets:
Paid-in capital	671,196,201
Undistributed net investment income	1,310,520
Accumulated net realized loss	(1,341,742)
Net unrealized gain	98,716,016
NET ASSETS	$769,880,995
Net Assets:
Institutional	$388,708,518
Service	381,172,477
Total Net Assets	$769,880,995
Shares outstanding $0.001 par value (unlimited shares authorized):
Institutional	22,966,110
Service	22,489,207
Net asset value, offering and redemption price per share:
Institutional	$16.93
Service	16.95

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement of Operations

For the Fiscal Year Ended December 31, 2017

Investment income:
Dividends — unaffiliated issuers (net of foreign taxes withheld of $9,231)	$11,983,836
Dividends — affiliated issuers	76,384
Securities lending income — unaffiliated issuer	41,114
Total investment income	12,101,334

Expenses:
Management fees	6,241,417
Distribution and Service fees — Service Shares	930,441
Printing and mailing costs	169,642
Transfer Agency fees(a)	156,023
Custody, accounting and administrative services	89,599
Professional fees	78,925
Trustee fees	18,897
Other	26,996
Total expenses	7,711,940
Less — expense reductions	(260,987)
Net expenses	7,450,953
NET INVESTMENT INCOME	4,650,381

Realized and unrealized gain (loss):
Net realized gain from investments — unaffiliated issuers (including commissions recaptured of $66,478)	75,406,510
Net change in unrealized gain on investments — unaffiliated issuers	850,845
Net realized and unrealized gain	76,257,355
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$80,907,736

(a) Institutional and Service Shares incurred Transfer Agency fees of $81,594 and $74,429, respectively.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended December 31, 2017	For the Fiscal Year Ended December 31, 2016

From operations:
Net investment income	$4,650,381	$7,514,036
Net realized gain (loss)	75,406,510	(12,111,930)
Net change in unrealized gain	850,845	101,468,808
Net increase in net assets resulting from operations	80,907,736	96,870,914

Distributions to shareholders:
From net investment income
Institutional Shares	(2,801,151)	(5,637,619)
Service Shares	(1,817,031)	(4,045,785)
From net realized gains
Institutional Shares	(21,035,754)	(227,729)
Service Shares	(20,579,574)	(194,596)
Total distributions to shareholders	(46,233,510)	(10,105,729)

From share transactions:
Proceeds from sales of shares	25,661,942	139,251,803
Reinvestment of distributions	46,233,510	10,105,729
Cost of shares redeemed	(145,139,270)	(228,675,673)
Net decrease in net assets resulting from share transactions	(73,243,818)	(79,318,141)
TOTAL INCREASE (DECREASE)	(38,569,592)	7,447,044

Net assets:

Beginning of year	808,450,587	801,003,543
End of year	$769,880,995	$808,450,587
Undistributed net investment income	$1,310,520	$1,572,110

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets	Portfolio turnover rate(c)
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2017 - Institutional	$16.23	$0.12	$1.68	$1.80	$(0.13)	$(0.97)	$(1.10)	$16.93	11.07%	$388,709	0.84%	0.87%	0.71%	134%
2017 - Service	16.25	0.08	1.68	1.76	(0.09)	(0.97)	(1.06)	16.95	10.85	381,172	1.09	1.12	0.47	134
2016 - Institutional	14.49	0.16	1.80	1.96	(0.21)	(0.01)	(0.22)	16.23	13.49	437,085	0.84	0.87	1.08	149
2016 - Service	14.51	0.12	1.81	1.93	(0.18)	(0.01)	(0.19)	16.25	13.24	371,366	1.09	1.12	0.78	149
2015 - Institutional	17.43	0.13	(1.75)	(1.62)	(0.07)	(1.25)	(1.32)	14.49	(9.24)	535,459	0.84	0.87	0.74	94
2015 - Service	17.45	0.08	(1.75)	(1.67)	(0.02)	(1.25)	(1.27)	14.51	(9.52)	265,545	1.09	1.12	0.48	94
2014 - Institutional	18.64	0.12	2.31	2.43	(0.21)	(3.43)	(3.64)	17.43	13.57	692,068	0.83	0.87	0.62	88
2014 - Service	18.66	0.07	2.31	2.38	(0.16)	(3.43)	(3.59)	17.45	13.29	362,501	1.08	1.12	0.38	88
2013 - Institutional	15.33	0.13	4.88	5.01	(0.16)	(1.54)	(1.70)	18.64	32.89	695,832	0.83	0.86	0.74	108
2013 - Service	15.35	0.09	4.88	4.97	(0.12)	(1.54)	(1.66)	18.66	32.56	319,524	1.08	1.11	0.51	108

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the year.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	14

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements

December 31, 2017

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Mid Cap Value Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (formerly, Goldman, Sachs & Co.) (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements (continued)

December 31, 2017

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

E.  Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Fund as cash payments and are included in net realized gain (loss) from investments on the Statement of Operations.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Unlisted equities are generally classified as Level 2 (fair valued and single source broker securities may be treated differently). Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of December 31, 2017:

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$6,625,461	$—	$—
North America	744,751,368	—	—
Total	$751,376,829	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in the table

For further information regarding security characteristics, see the Schedule of Investments.

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2017, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate
First $2 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^
0.80%	0.72%	0.68%	0.67%	0.80%	0.77	%*

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any.
*	GSAM agreed to waive a portion of its management fee in order to achieve a net management rate, as defined in the Fund’s most recent prospectus. This waiver will be effective through at least April 28, 2018, and prior to such date GSAM may not terminate the arrangement without approval of the Trustees. For the fiscal year ended December 31, 2017, GSAM waived $234,048 of its management fee.

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements (continued)

December 31, 2017

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Fund invests, except those management fees it earns from the Fund’s investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the fiscal year ended December 31, 2017, GSAM waived $16,505 of the Fund’s management fee.

B.  Distribution and/or Service (12b-1) Plan — The Trust, on behalf of Service Shares of the Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor, is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.054%. The Other Expense limitation will remain in place through at least April 28, 2018, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. For the fiscal year ended December 31, 2017, GSAM did not reimburse the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above. For the fiscal year ended December 31, 2017, custody fee credits were $10,434.

E.  Line of Credit Facility — As of December 31, 2017, the Fund participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2017, the Fund did not have any borrowings under the facility.

F.  Other Transactions with Affiliates — For the fiscal year ended December 31, 2017, Goldman Sachs earned $65,961 in brokerage commissions from portfolio transactions.

The following table provides information about the Fund’s investment in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended December 31, 2017:

Beginning Value as of December 31, 2016	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2017	Shares as of December 31, 2017	Dividend Income from Affiliated Investment Company
$8,285,364	$254,417,666	$(262,703,030)	$—	—	$76,384

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

5.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2017, were $1,018,528,246 and $1,132,311,603, respectively.

6.    SECURITIES LENDING

The Fund may lend its securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.205% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Fund by paying the Fund an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Fund’s overnight and continuous agreements represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of December 31, 2017 are disclosed as “Payable upon return of securities loaned” on the Statement of Assets and Liabilities, where applicable. The Fund did not have securities on loan as of December 31, 2017.

Both the Fund and BNYM received compensation relating to the lending of the Fund’s securities. The amounts earned, if any, by the Fund for the fiscal year ended December 31, 2017, are reported under Investment Income on the Statement of Operations.

The following table provides information about the Fund’s investment in the Government Money Market Fund for the fiscal year ended December 31, 2017:

Beginning Value as of December 31, 2016	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2017	Shares as of December 31, 2017
$3,827,250	$184,101,263	$(187,928,513)	$—	—

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements (continued)

December 31, 2017

7.    TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2016 and December 31, 2017 was as follows:

	2016	2017
Distributions paid from:
Ordinary income	$9,870,345	$4,618,182
Net long-term capital gains	235,384	41,615,328
Total taxable distributions	$10,105,729	$46,233,510

As of December 31, 2017, the components of accumulated earnings (losses) on a tax-basis were as follows:(1)

Undistributed ordinary income — net	$911,049
Undistributed long-term capital gains	4,345,673
Total undistributed earnings	$5,256,722
Timing differences (Deferred Dividend)	381,636
Unrealized gains — net	93,046,436
Total accumulated gains — net	$98,684,794

(1)	The Fund utilized $30,069,451 of capital losses in the current fiscal year.

As of December 31, 2017, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$658,330,393
Gross unrealized gain	104,552,313
Gross unrealized loss	(11,505,877)
Net unrealized gain	$93,046,436

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and differences in the tax treatment of underlying fund investments.

In order to present certain components of the Fund’s capital accounts on a tax-basis, the Fund has reclassified $293,789 from undistributed net investment income to accumulated net realized gain. This reclassification has no impact on the NAV of the Fund and results primarily from dividend resignations and differences in the tax treatment of underlying fund investments.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Foreign Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U. S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may also result in

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

8.    OTHER RISKS (continued)

losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

Foreign Custody Risk — If the Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Geographic Risk — If the Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

9.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements (continued)

December 31, 2017

10.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

11.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended December 31, 2017		For the Fiscal Year Ended December 31, 2016
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	705,644	$11,893,865	1,446,124	$22,058,515
Reinvestment of distributions	1,418,863	23,836,905	359,837	5,865,348
Shares redeemed	(6,089,122)	(102,715,737)	(11,837,314)	(176,540,514)
	(3,964,615)	(66,984,967)	(10,031,353)	(148,616,651)
Service Shares
Shares sold	816,894	13,768,077	7,792,442	117,193,288
Reinvestment of distributions	1,330,755	22,396,605	259,668	4,240,381
Shares redeemed	(2,508,559)	(42,423,533)	(3,499,961)	(52,135,159)
	(360,910)	(6,258,851)	4,552,149	69,298,510
NET DECREASE	(4,325,525)	$(73,243,818)	(5,479,204)	$(79,318,141)

22

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

Goldman Sachs Variable Insurance Trust and Shareholders of the Goldman Sachs Mid Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Goldman Sachs Mid Cap Value Fund (the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2018

We have served as the auditor of one or more investment companies in the Goldman Sachs Fund complex since 2000.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Fund Expenses — Six Month Period Ended December 31, 2017 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 through December 31, 2017, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 07/01/17	Ending Account Value 12/31/17		Expenses Paid for the 6 Months Ended 12/31/17*
Institutional
Actual	$1,000	$1,067.30		$4.38
Hypothetical 5% return	1,000	1,020.97	+	4.28
Service
Actual	1,000	1,066.50		5.68
Hypothetical 5% return	1,000	1,019.71	+	5.55

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2017. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.84% and 1.09% for Institutional and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Jessica Palmer Age: 68	Chair of the Board of Trustees	2018 (Trustee since 2007)	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None
Kathryn A. Cassidy Age: 63	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None
Diana M. Daniels Age: 68	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None
Herbert J. Markley Age: 67	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None
Roy W. Templin Age: 57	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016–Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				105	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)
Gregory G. Weaver Age: 66	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	Verizon Communications Inc.

25

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 55	President and Trustee	Since 2007

Managing Director, Goldman Sachs (January 2000-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

				146	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2017.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2017, Goldman Sachs Trust consisted of 91 portfolios (90 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 14 portfolios; Goldman Sachs Trust II consisted of 17 portfolios (16 of which offered shares to the public); Goldman Sachs BDC, Inc., Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Private Markets Fund 2018 LLC, Goldman Sachs Private Markets Fund 2018 (A) LLC and Goldman Sachs Private Markets Fund 2018 (B) LLC each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 19 portfolios (12 of which offered shares to the public). Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs Private Markets Fund 2018 LLC, Goldman Sachs Private Markets Fund 2018 (A) LLC and Goldman Sachs Private Markets Fund 2018 (B) LLC do not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

26

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 55	Trustee and President	Since 2007

Managing Director, Goldman Sachs (January 2000-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 40	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 46	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 49	Assistant Treasurer and Principal Accounting Officer	Since 2016 (Principal Accounting Officer since 2017)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC

(May 2010-October 2015).

Assistant Treasurer and Principal Accounting Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of December 31, 2017.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2017, 71.77% of the dividends paid from net investment company taxable income by the Mid Cap Value Fund qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Mid Cap Value Fund designates $41,615,328 or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended December 31, 2017.

28

TRUSTEES	OFFICERS
Jessica Palmer, Chair Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Roy W. Templin Gregory G. Weaver

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer and Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended December 31 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-621-2550.

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of transaction or matter addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of December 31, 2017 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

THIS MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY AND IS PROVIDED SOLELY ON THE BASIS THAT IT WILL NOT CONSTITUTE INVESTMENT OR OTHER ADVICE OR A RECOMMENDATION RELATING TO ANY PERSON’S OR PLAN’S INVESTMENT OR OTHER DECISIONS, AND GOLDMAN SACHS IS NOT A FIDUCIARY OR ADVISOR WITH RESPECT TO ANY PERSON OR PLAN BY REASON OF PROVIDING THE MATERIAL OR CONTENT HEREIN INCLUDING UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 OR DEPARTMENT OF LABOR REGULATIONS. PLAN SPONSORS AND OTHER FIDUCIARIES SHOULD CONSIDER THEIR OWN CIRCUMSTANCES IN ASSESSING ANY POTENTIAL COURSE OF ACTION.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Mid Cap Value Fund.

© 2018 Goldman Sachs. All rights reserved.

VITMCVAR-18/121104-OTU-698899/30962

Goldman

Sachs Variable Insurance Trust

Goldman Sachs Government

Money Market Fund

Annual Report

December 31, 2017

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

INVESTMENT OBJECTIVE

The Fund seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Money Market Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Government Money Market Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2017 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

The Fund’s Institutional Shares’ standardized 7-day current yield was 1.21% and their standardized 7-day effective yield was 1.21% as of December 31, 2017. The Institutional Shares’ one-month simple average yield was 1.08% as of December 31, 2017. The Institutional Shares’ 7-day distribution yield as of December 31, 2017 was 1.21%.

The Fund’s Service Shares’ standardized 7-day current yield was 0.96% and their standardized 7-day effective yield was 0.96% as of December 31, 2017. The Service Shares’ one-month simple average yield was 0.83% as of December 31, 2017. The Service Shares’ 7-day distribution yield as of December 31, 2017 was 0.96%.

The yields represent past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted above.

Yields will fluctuate as market conditions change. The yield quotations more closely reflect the current earnings of the Fund than total return quotations.

What economic and market factors most influenced the money markets as a whole during the Reporting Period?

The Reporting Period was one wherein money market yields remained low throughout, but did move higher as the Federal Reserve (the “Fed”) proceeded to raise the target range of the federal funds rate three times, bringing it to a range of 1.25% to 1.50% by the end of December 2017. In making its three interest rate hikes — one in March 2017, one in June 2017 and one in December 2017, the Fed cited ongoing strength in the U.S. labor market and a pick-up in household spending and business fixed investment. The money market yield curve, or spectrum of maturities, flattened, meaning differentials between yields on shorter-term maturities rose more than on longer-term maturities during the Reporting Period. Other significant events that influenced the money markets during the Reporting Period included the Fed’s discussion and then implementation of balance sheet normalization beginning in October 2017, the expectation of the European Central Bank (“ECB”) tapering its asset purchases early in 2018, and U.K. parliamentary elections. (Balance sheet normalization refers to the steps the Fed will take to reverse quantitative easing and remove the substantial monetary accommodation it has provided to the economy since the financial crisis began in 2007.)

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund’s yields remained low but did rise during the Reporting Period due primarily to the market factors discussed above. The targeted federal funds rate was gradually increased during the Reporting Period to a range of 1.25% to 1.50%, and, as such, money market yields similarly rose modestly though with little difference between maturities during that time. As mentioned, the money market yield curve, or spectrum of maturities, flattened during the Reporting Period overall, as shorter-term rates rose more than longer-term rates did. The Fund remained highly liquid throughout.

We felt comfortable that the Fund was appropriately positioned given the interest rate environment during the Reporting Period, as we sought to take advantage of anticipated interest rate movements throughout. While conditions throughout the Reporting Period did not provide bountiful opportunities to pick up yield, as the interest rate yield curve flattened through most of the Reporting Period, it should be noted that regardless of interest rate conditions, we manage the Fund consistently. Our investment approach has always been tri-fold — to seek preservation of capital, daily liquidity and maximization of yield potential. We manage interest and credit risk daily. Whether interest rates are historically low, high or in-between, we intend to continue to use our actively managed approach to provide the best possible return within the framework of the Fund’s guidelines and objectives.

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

How did you manage the Fund’s weighted average maturity during the Reporting Period?

On December 31, 2016, the Fund’s weighted average maturity was 55 days. During the first quarter of 2017, we targeted a weighted average maturity for the Fund in a 30 to 45 day range in anticipation of the March 2017 federal debt ceiling deadline. We had a bias in the Fund to move shorter during the first calendar quarter and targeted a 30 to 35 day weighted average maturity range by the end of March 2017. We focused the Fund’s purchases on U.S. Treasury debt and U.S. government agency securities, which helped us manage duration in the event of a more aggressive than consensus-expected Fed interest rate hike scenario. (Duration is a measure of a portfolio’s sensitivity to changes in interest rates.)

During the second quarter of 2017, because of comments from the Fed about a potential June 2017 interest rate increase, we targeted a weighted average maturity for the Fund in a 29 to 35 day range, moving down to a weighted average maturity of 26 days by the end of June 2017. We continued to focus on U.S. government agency securities, U.S. government repurchase agreements and U.S. Treasuries when and where we saw what we considered to be attractive opportunities. As the U.S. Treasury money market yield curve steepened ahead of the widely anticipated June 2017 Fed interest rate hike, we also identified what we believed to be compelling opportunities at the longer end of the U.S. Treasury money market yield curve. (A steepening yield curve is one wherein yields on longer-term maturities move higher than those on shorter-term maturities.) After the Fed raised interest rates at its June 2017 meeting, we allowed the weighted average maturity of the Fund to extend to a range of between 33 days and 37 days.

During July 2017, we kept the Fund’s weighted average maturity in a range between 26 days and 34 days. Yields did not, in our view, offer enough compensation to extend maturities. We focused the Fund’s purchases on U.S. government agency debt, which offered what we considered to be attractive opportunities. In August 2017, as market expectations of a U.S. debt ceiling deal stayed strong, we maintained the Fund’s weighted average maturity in a range between 25 days and 33 days. In September 2017, we selectively added exposure to U.S. Treasury notes maturing in October 2017 and shortened the Fund’s weighted average maturity to range of between 20 days and 27 days.

Heading into the fourth calendar quarter, we further shortened the Fund’s weighted average maturity to a range of between 15 days and 23 days ahead of the consensus-anticipated Fed interest rate hike in December 2017. After the Fed indeed raised interest rates in mid-December 2017, we allowed the Fund’s weighted average maturity to extend from approximately 15 days to 23 days. The Fund’s weighted average maturity on December 31, 2017 was 18 days. The weighted average maturity of a money market fund is a measure of its price sensitivity to changes in interest rates. Also known as effective maturity, weighted average maturity measures the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

How did you manage the Fund’s weighted average life during the Reporting Period?

During the Reporting Period, we managed the weighted average life of the Fund below 120 days. The weighted average life of the Fund was 91 days as of December 31, 2017. The weighted average life of a money market fund is a measure of a money market fund’s price sensitivity to changes in liquidity and/or credit risk.

Under SEC Rule 2a-7, the maximum allowable weighted average life of a money market fund is 120 days. While one of the goals of the SEC’s money market fund rule is to reinforce conservative investment practices across the money market fund industry, our security selection process has long emphasized conservative investment choices.

How was the Fund invested during the Reporting Period?

The Fund had investments in U.S. government agency debt, U.S. Treasury securities and U.S. government agency repurchase agreements during the Reporting Period.

With yields bounds in a still-low range, there was not a lot of dispersion in performance among securities available for purchase. Throughout, though, we stayed true to our investment discipline, favoring liquidity and high quality credits over added yield. The primary focal points for our team are consistently managing interest rate risk and credit risk. We were able to navigate interest rate risk by adjusting the Fund’s weighted average maturity longer or shorter as market conditions shifted and to mitigate potential credit risk by buying high quality, creditworthy names, strategies which added to the Fund’s performance during the Reporting Period.

Did you make any changes in the Fund’s portfolio during the Reporting Period?

As indicated earlier, we made adjustments to the Fund’s weighted average maturity and to specific security type composition allocations based on then-current market conditions, our near-term view, and anticipated and actual Fed monetary policy statements. During the Reporting Period, the Fund’s exposure to U.S. government agency repurchase agreements increased slightly,

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

with a proportional reduction in U.S. government agency debt. Exposure to U.S. Treasury securities remained rather constant through most of the Reporting Period. Our duration positioning in the Fund ahead of the June 2017 and December 2017 Fed meetings was particularly positive for the Fund.

What is the Fund’s tactical view and strategy for the months ahead?

At the end of the Reporting Period, we saw scope for three further interest rate hikes by the Fed over the course of 2018 — in addition to balance sheet normalization. We expect the Fed’s rundown to continue to be, as it has been since beginning in October 2017, at a rate of no greater than $10 billion a month, divided between mortgage-backed securities and U.S. Treasuries. At the end of its normalization process, anticipated by the Fed to be in either September or October 2018, we expect the Fed’s balance sheet to be larger than pre-2008 financial crisis norms and for quantitative easing to remain in its monetary policy toolbox for possible future use.

We expect the Fed to take the lead among developed markets’ central banks in terms of interest rate hikes and balance sheet normalization. That said, we anticipate central banks in Europe and Japan to scale back quantitative easing due to scarcity of assets but at the same time to maintain low rates amid subdued inflation outlooks.

Looking ahead, our strategy continues to be flexibly guided by shifting market conditions, positioning the Fund to seek to take advantage of anticipated interest rate movements. More specifically, at the end of the Reporting Period, we intended to adjust duration guided by the context of market pricing in relation to our expectations. As always, we intend to continue to use our actively managed approach to seek the best possible return within the framework of the Fund’s investment guidelines and objectives. In addition, we will continue to manage interest, liquidity and credit risk daily.

We will, of course, continue to closely monitor economic data, Fed policy, and any shifts in the money market yield curve, as we strive to strategically navigate the interest rate environment.

3

FUND BASICS

FUND COMPOSITION†

Security Type

(Percentage of Net Assets)

†	The Fund is actively managed and, as such, its portfolio composition may differ over time. The percentage shown for each investment category reflects the value (based on amortized cost) of investments in that category as a percentage of net assets. Figures in the above chart may not sum to 100% due to the exclusion of other assets and liabilities.

4

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Schedule of Investments

December 31, 2017

Principal Amount	Interest Rate		Maturity Date	Amortized Cost
U.S. Government Agency Obligations – 15.3%
Federal Farm Credit Bank (1 Mo. LIBOR – 0.09%)
$1,000,000	1.473	%(a)	03/28/19	$1,000,000
Federal Farm Credit Bank (3 Mo. LIBOR – 0.14%)
1,700,000	1.555	(a)	09/30/19	1,699,851
Federal Farm Credit Bank (3 Mo. U.S. T-Bill MMY + 0.07%)(a)
1,300,000	1.515		11/20/19	1,299,927
650,000	1.515		11/29/19	650,000
Federal Farm Credit Bank (3 Mo. U.S. T-Bill MMY + 0.08%)(a)
800,000	1.525		10/18/19	799,957
650,000	1.525		12/26/19	649,949
Federal Farm Credit Bank (3 Mo. U.S. T-Bill MMY + 0.09%)(a)
800,000	1.540		02/19/19	799,927
800,000	1.535		07/05/19	799,976
Federal Farm Credit Bank (Prime Rate – 3.08%)(a)
250,000	1.420		06/27/19	249,981
1,600,000	1.420		07/17/19	1,599,753
Federal Farm Credit Bank (Prime Rate – 3.12%)
1,000,000	1.380	(a)	01/24/19	999,883
Federal Home Loan Bank (1 Mo. LIBOR – 0.05%)
2,800,000	1.410	(a)	07/13/18	2,800,000
Federal Home Loan Bank (1 Mo. LIBOR – 0.08%)
13,000,000	1.415	(a)	03/19/19	13,000,000
Federal Home Loan Bank (1 Mo. LIBOR – 0.09%)
1,200,000	1.382	(a)	01/14/19	1,200,000
Federal Home Loan Bank (1 Mo. LIBOR – 0.10%)
5,700,000	1.396	(a)	04/18/19	5,700,000
Federal Home Loan Bank (1 Mo. LIBOR – 0.14%)
1,300,000	1.351	(a)	05/18/18	1,300,000
Federal Home Loan Bank (1 Mo. LIBOR – 0.15%)
1,700,000	1.346	(a)	05/18/18	1,700,000
Federal Home Loan Bank (1 Mo. LIBOR – 0.16%)
6,300,000	1.331	(a)	01/16/18	6,300,000
Federal Home Loan Bank (1 Mo. LIBOR – 0.17%)(a)
5,500,000	1.330		01/19/18	5,500,000
6,800,000	1.370		01/22/18	6,800,000
3,400,000	1.387		01/23/18	3,400,000
2,000,000	1.387		01/25/18	2,000,000
6,000,000	1.387		01/26/18	6,000,000
Federal Home Loan Bank (1 Mo. LIBOR + 0.01%)(a)
4,000,000	1.505		06/19/18	4,000,000
2,710,000	1.574		06/28/18	2,710,000
Federal Home Loan Bank (3 Mo. LIBOR – 0.11%)
2,000,000	1.286	(a)	02/05/18	2,000,000
Federal Home Loan Bank (3 Mo. LIBOR – 0.15%)(a)
2,000,000	1.266		02/15/18	2,000,000
3,000,000	1.296		02/22/18	3,000,000
Federal Home Loan Bank (3 Mo. LIBOR – 0.16%)
1,800,000	1.318	(a)	03/01/18	1,800,150
Federal Home Loan Bank (3 Mo. LIBOR – 0.17%)(a)
1,430,000	1.418		03/15/18	1,430,000
1,430,000	1.430		03/16/18	1,429,985
Federal Home Loan Bank (3 Mo. LIBOR – 0.22%)(a)
4,000,000	1.455		03/23/18	4,000,000
600,000	1.129		07/09/18	599,984
800,000	1.137		07/12/18	799,979

U.S. Government Agency Obligations – (continued)
Federal Home Loan Bank Discount Note
$4,030,000	1.160%		01/19/18	$4,027,715
Federal Home Loan Mortgage Corporation
2,470,000	0.750		01/12/18	2,469,811
Federal Home Loan Mortgage Corporation (3 Mo. LIBOR – 0.03%)(a)
3,000,000	1.319		01/08/18	3,000,000
1,000,000	1.327		01/12/18	1,000,000

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS				$100,516,828

U.S. Treasury Obligations – 16.4%
United States Treasury Bills
$2,500,000	1.271%		01/18/18	$2,498,530
100,000	1.276		02/01/18	99,892
800,000	1.314		03/08/18	798,115
2,200,000	1.207		03/22/18	2,194,211
100,000	1.375		03/22/18	99,701
2,200,000	1.411		03/29/18	2,192,663
700,000	1.417		03/29/18	697,657
300,000	1.463		03/29/18	298,963
3,000,000	1.468		03/29/18	2,989,596
600,000	1.463	(b)	04/05/18	597,831
6,600,000	1.269		04/19/18	6,575,448
300,000	1.356		04/19/18	298,807
300,000	1.386		04/19/18	298,781
400,000	1.438		05/03/18	398,095
100,000	1.444		05/10/18	99,495
500,000	1.470		05/10/18	497,429
200,000	1.445		05/24/18	198,880
200,000	1.450		05/24/18	198,876
800,000	1.471		05/31/18	795,217
14,800,000	1.497		06/14/18	14,701,564
17,500,000	1.518		06/21/18	17,376,975
2,600,000	1.569		06/28/18	2,580,331
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.05%)
46,000,000	1.498	(a)	10/31/19	46,008,249
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.27%)
2,000,000	1.722	(a)	01/31/18	2,000,487
United States Treasury Notes
2,800,000	2.625		01/31/18	2,803,321
200,000	1.000		02/15/18	199,933

TOTAL U.S. TREASURY OBLIGATIONS				$107,499,047

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS				$208,015,875

The accompanying notes are an integral part of these financial statements.	5

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Schedule of Investments (continued)

December 31, 2017

Principal Amount	Interest Rate		Maturity Date	Amortized Cost
Repurchase Agreements(c) – 65.5%
Joint Repurchase Agreement Account III
$420,000,000	1.399%		01/02/18	$420,000,000
Maturity Value: $420,065,296

RBC Capital Markets LLC
10,000,000	1.320	(d)	01/07/18	10,000,000
Maturity Value: $10,021,633
Settlement Date: 12/05/17

Collateralized by Federal Home Loan Mortgage Corp., 2.500% to
4.000%, due 12/01/32 to 12/15/47, Federal National Mortgage
Association, 3.000% to 4.000%, due 12/01/32 to 10/01/47 and
Government National Mortgage Association, 3.500%, due
12/20/47. The aggregate market value of the collateral,
including accrued interest, was $10,200,396.

TOTAL REPURCHASE AGREEMENTS				$430,000,000

TOTAL INVESTMENTS – 97.2%				$638,015,875

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.8%				18,738,505

NET ASSETS – 100.0%				$656,754,380

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable or floating rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on December 31, 2017.
(b)	All or a portion represents a forward commitment.
(c)	Unless noted, all repurchase agreements were entered into on December 29, 2017. Additional information on Joint Repurchase Agreement Account III appears on page 7.
(d)	The instrument is subject to a demand feature.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
LIBOR	—London Interbank Offered Rates
MMY	—Money Market Yield
Prime	—Federal Reserve Bank Prime Loan Rate US
T-Bill	—Treasury Bill

6	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT III — At December 31, 2017, the Fund had undivided interests in the Joint Repurchase Agreement Account III, with a maturity date of January 2, 2018, as follows:

Principal Amount	Maturity Value	Collateral Value
$420,000,000	$420,065,296	$431,702,946

REPURCHASE AGREEMENTS — At December 31, 2017, the Principal Amounts of the Fund’s interest in the Joint Repurchase Agreement Account III were as follows:

Counterparty	Interest Rate	Principal Amount
ABN Amro Bank N.V.	1.400%	$38,305,954
Bank of America, N.A.	1.420	22,532,914
Bank of Nova Scotia (The)	1.370	99,144,822
BNP Paribas	1.400	31,546,080
Citigroup Global Markets, Inc.	1.400	27,670,419
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1.420	18,283,207
TD Securities USA, LLC	1.410	13,519,748
Wells Fargo Securities, LLC	1.410	168,996,856
TOTAL		$420,000,000

At December 31, 2017, the Joint Repurchase Agreement Account III was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Farm Credit Bank	1.307 to 3.430%	06/20/19 to 10/26/37
Federal Home Loan Bank	4.000	09/01/28
Federal Home Loan Mortgage Corp.	2.500 to 8.000	01/01/21 to 12/01/47
Federal National Mortgage Association	2.500 to 7.500	01/01/21 to 12/01/47
Government National Mortgage Association	2.500 to 6.500	09/15/25 to 12/20/47
U.S. Treasury Bill	0.000	03/08/18
U.S. Treasury Bonds	3.000 to 6.125	08/15/29 to 02/15/47
U.S. Treasury Inflation-Indexed Bonds	0.750 to 2.500	01/15/28 to 02/15/46
U.S. Treasury Inflation-Indexed Notes	0.125 to 0.375	04/15/22 to 01/15/27
U.S. Treasury Interest-Only Stripped Securities	0.000	11/15/22 to 05/15/33
U.S. Treasury Notes	0.750 to 3.625	07/31/18 to 11/15/27
U.S. Treasury Principal-Only Stripped Securities	0.000	08/15/19 to 11/15/27

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Statement of Assets and Liabilities

December 31, 2017

Assets:
Investments based on amortized cost	$208,015,875
Repurchase agreements based on amortized cost	430,000,000
Cash	52,418
Receivables:
Fund shares sold	18,372,114
Investment securities sold	2,093,238
Interest	292,119
Reimbursement from investment adviser	28,141
Other assets	263
Total assets	658,854,168

Liabilities:
Payables:
Fund shares redeemed	1,252,049
Investment securities purchased	597,831
Distribution and Service fees and Transfer Agency fees	85,790
Management fees	79,609
Accrued expenses	84,509
Total liabilities	2,099,788

Net Assets:
Paid-in capital	656,761,144
Undistributed net investment income	6,724
Accumulated net realized loss	(13,488)
NET ASSETS	$656,754,380
Net asset value, offering and redemption price per share	$1.00
Net Assets:
Institutional Shares	$302,506,778
Service Shares	354,247,602
Total Net Assets	$656,754,380
Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional Shares	302,510,407
Service Shares	354,250,718

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Statement of Operations

For the Fiscal Year Ended December 31, 2017

Investment Income:

Interest	$5,609,713

Expenses:
Management fees	1,221,523
Distribution and Service fees — Service Shares	906,166
Transfer Agency fees(a)	119,173
Professional fees	94,051
Printing and mailing costs	61,810
Custody, accounting and administrative services	56,175
Trustee fees	14,354
Other	12,649
Total expenses	2,485,901
Less — expense reductions	(483,622)
Net expenses	2,002,279
NET INVESTMENT INCOME	3,607,434
NET REALIZED LOSS FROM INVESTMENT TRANSACTIONS	(9,695)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,597,739

(a) Institutional and Service Shares incurred Transfer Agency fees of $46,680 and $72,493, respectively.

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended December 31, 2017	For the Fiscal Year Ended December 31, 2016

From operations:
Net investment income	$3,607,434	$297,342
Net realized gain (loss) from investment transactions	(9,695)	45,052
Net increase in net assets resulting from operations	3,597,739	342,394

Distributions to shareholders:
From net investment income:
Institutional Shares	(1,764,524)	(193,798)
Service Shares	(1,838,690)	(103,544)
From net realized gains:
Institutional Shares	–	(5,258)
Service Shares	–	(42,567)
Total distributions to shareholders	(3,603,214)	(345,167)

From share transactions (at $1.00 per share):
Proceeds from sales of shares	475,485,463	542,052,079
Reinvestment of distributions	3,592,877	345,167
Cost of shares redeemed	(404,885,071)	(289,172,490)
Net increase in net assets resulting from share transactions	74,193,269	253,224,756
TOTAL INCREASE	74,187,794	253,221,983

Net assets:

Beginning of year	582,566,586	329,344,603

End of year	$656,754,380	$582,566,586
Undistributed net investment income	$6,724	–

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Distributions from net investment income(b)		Net asset value, end of period	Total return(c)	Net assets, end of period (in 000’s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2017 - Institutional	$1.00	$0.008		$(0.008)		$1.00	0.76%	$302,507	0.18%		0.27%		0.76%
2017 - Service	1.00	0.005		(0.005)		1.00	0.51	354,248	0.43		0.52		0.51
2016 - Institutional	1.00	0.003		(0.003)		1.00	0.29	206,987	0.19		0.30		0.31
2016 - Service	1.00	—	(d)	—	(d)	1.00	0.04	375,580	0.44		0.55		0.03
2015 - Institutional	1.00	—	(d)	—	(d)	1.00	0.02	1,143	0.23		0.31		0.03
2015 - Service	1.00	—	(d)	—	(d)	1.00	0.01	328,202	0.26		0.56		0.01
2014 - Institutional	1.00	—	(d)	—	(d)	1.00	0.01	773	0.23		0.31		0.03
2014 - Service	1.00	—	(d)	—	(d)	1.00	0.01	305,994	0.24		0.56		—	(e)
2013 - Institutional(f)	1.00	—	(d)	—	(d)	1.00	0.01	25	0.24	(g)	0.36	(g)	0.04	(g)
2013 - Service	1.00	—	(d)	—	(d)	1.00	0.01	316,404	0.28		0.55		—	(e)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(c)	Assumes reinvestment of all distributions.
(d)	Amount is less than $0.0005 per share.
(e)	Amount is less than 0.005% of average net assets.
(f)	Commenced operations on October 16, 2013.
(g)	Annualized.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Notes to Financial Statements

December 31, 2017

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Government Money Market Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (formerly Goldman, Sachs & Co.) (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.  SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The investment valuation policy of the Fund is to use the amortized-cost method permitted by Rule 2a-7 under the Act for valuing portfolio securities. The amortized-cost method of valuation involves valuing a security at its cost and thereafter applying a constant accretion or amortization to maturity of any discount or premium. Normally, a security’s amortized cost will approximate its market value. Under procedures and tolerances approved by the Board of Trustees (“Trustees”), GSAM evaluates daily the difference between the Fund’s net asset value (“NAV”) per share using the amortized costs of its portfolio securities and the Fund’s NAV per share using market-based values of its portfolio securities. The market-based value of a portfolio security is determined, where readily available, on the basis of market quotations provided by pricing services or securities dealers, or, where accurate market quotations are not readily available, on the basis of the security’s fair value as determined in accordance with Valuation Procedures approved by the Trustees. The pricing services may use valuation models or matrix pricing, which may consider (among other things): (i) yield or price with respect to debt securities that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value.

B.  Investment Income and Investments — Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable and tax-exempt income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are declared and recorded daily and paid monthly by the Fund and may include short-term capital gains. Long-term capital gain distributions, if any, are declared and paid annually. The Fund may defer or accelerate the timing of the distributions of short-term capital gains (or any portion thereof).

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

The tax character of distributions paid during the fiscal years ended December 31, 2017 and December 31, 2016 were as follows:

	2017	2016
Distributions paid from:
Ordinary income	$3,603,214	$341,931
Net long-term capital gains	—	3,236
Total taxable distributions	$3,603,214	$345,167

As of December 31, 2017, the components of accumulated earnings on a tax basis were as follows:

Undistributed (Distributions in excess of) ordinary income — net	$6,724
Perpetual Short-term Capital loss carryforward	(4,164)
Timing differences (Post October Capital Loss Deferral/Distributions Payable)	(8,259)
Unrealized gains (losses) — net	(1,065)
Total accumulated earnings (losses) — net	$(6,764)

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Notes to Financial Statements (continued)

December 31, 2017

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

The amortized cost for the Fund stated in the accompanying Statement of Assets and Liabilities also represents aggregate cost for U.S. federal income tax purposes.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

E.  Forward Commitments — A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Fund will generally purchase securities on a forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of forward commitments prior to settlement which may result in a realized gain or loss.

F.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statement of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Fund’s custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between the Fund and select counterparties. An MRA contains provisions for, among other things, initiation of the transaction, income payments, events of default, and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, the Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Fund, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Fund maintains pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Fund is not subject to any expenses in relation to these investments.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund measures fair value in accordance with GAAP. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation (including both the amortized cost and market-based methods of valuation) of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies related to the market-based method of valuation, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

As of December 31, 2017, all investments are classified as Level 2 of the fair value hierarchy. Please refer to the Schedule of Investments for further detail.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Notes to Financial Statements (continued)

December 31, 2017

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets. GSAM has agreed to waive a portion of the management fee equal to 0.045% of the annual contractual rate applicable to the Fund’s average daily net assets. The management fee waiver will remain in effect through at least April 28, 2018, and prior to such date GSAM may not terminate the arrangement without the approval of the Board of Trustees. For the fiscal year ended December 31, 2017, GSAM waived $268,144 of its management fee pursuant to the contractual management fee waiver.

B.  Distribution and Service (12b-1) Plan — The Trust, on behalf of the Service Shares of the Portfolio, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Portfolio’s average daily net assets attributable to Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fee charged for such transfer agency services is accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent that such expenses exceed, on an annual basis, 0.004% of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. This Other Expense limitation will remain in place through April 28, 2018, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. For the fiscal year ended December 31, 2017, GSAM reimbursed $215,205 to the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above. For the fiscal year ended December 31, 2017, custody fee credits were $245.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

E.  Contractual and Net Fund Expenses — During the fiscal year ended December 31, 2017, GSAM, as the investment adviser, and Goldman Sachs, as distributor and transfer agent, voluntarily agreed to waive a portion of management fees, distribution and service plan fees and transfer agency fees attributable to the Fund. These waivers may be modified or terminated at any time at the option of GSAM or Goldman Sachs (as applicable). The following table outlines such fees (net of waivers) and Other Expenses (net of reimbursements and custodian and transfer agency fee credit reductions) in order to determine the Fund’s net annualized expenses for the fiscal period. The Fund is not obligated to reimburse Goldman Sachs for prior fiscal year fee waivers, if any.

	Institutional Shares		Service Shares
Fee/Expense Type	Contractual rate, if any	Ratio of net expenses to average net assets for the fiscal year ended December 31, 2017	Contractual rate, if any	Ratio of net expenses to average net assets for the fiscal year ended December 31, 2017
Management Fee	0.205%	0.160%	0.205%	0.160%
Distribution and Service Fees	N/A	N/A	0.25	0.25
Transfer Agency Fees	0.02	0.02	0.02	0.02
Other Expenses	—	0.00 (a)	—	0.00 (a)
Net Expenses		0.18%		0.43%

(a)	Amount is less than 0.005% of average net assets.
N/A	- Fees not applicable to respective share class.

For the fiscal year ended December 31, 2017, Goldman Sachs waived $268,144, $16 and $12 in management, distribution and service fees, and transfer agency fees, respectively.

F.  Other Transactions with Affiliates — The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common Trustees. For the fiscal year ended December 31, 2017, there were no purchase and sale transactions for the Fund with affiliated funds in compliance with Rule 17a-7 under the Act.

G.  Line of Credit Facility — As of December 31, 2017, the Fund participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2017, the Fund did not have any borrowings under the facility.

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Notes to Financial Statements (continued)

December 31, 2017

5.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Interest Rate Risk — When interest rates increase, the Fund’s yield will tend to be lower than prevailing market rates, and the market value of its securities or instruments may also be adversely affected. A low interest rate environment poses additional risks to the Fund, because low yields on the Fund’s portfolio holdings may have an adverse impact on the Fund’s ability to provide a positive yield to its shareholders, pay expenses out of Fund assets, or, at times, maintain a stable $1.00 share price. The risks associated with increasing interest rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

6.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

7.    SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

8.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended December 31, 2017	For the Fiscal Year Ended December 31, 2016
Institutional Shares*
Shares sold	289,673,821	273,054,154
Reinvestment of distributions	1,754,187	199,056
Shares redeemed	(195,904,682)	(67,408,741)
	95,523,326	205,844,469
Service Shares*
Shares sold	185,811,642	268,997,925
Reinvestment of distributions	1,838,690	146,111
Shares redeemed	(208,980,389)	(221,763,749)
	(21,330,057)	47,380,287
NET INCREASE IN SHARES	74,193,269	253,224,756

*	Valued at $1.00 per share.

19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Variable Insurance Trust and Shareholders of the

Goldman Sachs Government Money Market Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Goldman Sachs Government Money Market Fund (the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2018

We have served as the auditor of one or more investment companies in the Goldman Sachs Fund complex since 2000.

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Fund Expenses — Six Month Period Ended December 31, 2017 (Unaudited)

As a shareholder of the Institutional Shares and Service Shares of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Service Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 through December 31, 2017, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/17	Ending Account Value 12/31/17		Expenses Paid for the 6 Months Ended 12/31/17*
Institutional Shares
Actual	$1,000.00	$1,004.70		$0.86
Hypothetical 5% return	$1,000.00	1,024.35	+	$0.87
Service Shares
Actual	$1,000.00	$1,003.43		$2.12
Hypothetical 5% return	$1,000.00	1,023.09	+	$2.14

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2017. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year (or, since inception, if shorter); and then dividing that result by the number of days in the period. The annualized net expense ratios for the period were 0.17% and 0.42% for the Institutional Shares and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratio and an assumed rate of return of 5% per year before expenses.

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Jessica Palmer Age: 68	Chair of the Board of Trustees	2018 (Trustee since 2007)	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None
Kathryn A. Cassidy Age: 63	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None
Diana M. Daniels Age: 68	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None
Herbert J. Markley Age: 67	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None
Roy W. Templin Age: 57	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				105	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)
Gregory G. Weaver Age: 66	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	Verizon Communications Inc.

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustee

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara* Age: 55	President and Trustee	Since 2007

Managing Director, Goldman Sachs (January 2000-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

				146	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2017.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2017, Goldman Sachs Trust consisted of 91 portfolios (90 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 14 portfolios; Goldman Sachs Trust II consisted of 17 portfolios (16 of which offered shares to the public); Goldman Sachs BDC, Inc., Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC, each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 19 portfolios (12 of which offered shares to the public). Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs Private Markets Fund 2018 LLC, Goldman Sachs Private Markets Fund 2018 (A) LLC and Goldman Sachs Private Markets Fund 2018 (B) LLC do not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 55	President and Trustee	Since 2007

Managing Director, Goldman Sachs (January 2000-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 40	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016 – Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending LLC; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 46	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000); Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 49	Assistant Treasurer and Principal Accounting Officer	Since 2016 (Principal Accounting Officer since 2017)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Assistant Treasurer and Principal Accounting Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of December 31, 2017.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

24

TRUSTEES Jessica Palmer, Chair Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Roy W. Templin Gregory G. Weaver

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasuer

and Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our Web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of transaction or matter addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

The web site links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these web sites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these web sites.

Fund holdings and allocations shown are as of December 31, 2017 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

THIS MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY AND IS PROVIDED SOLELY ON THE BASIS THAT IT WILL NOT CONSTITUTE INVESTMENT OR OTHER ADVICE OR A RECOMMENDATION RELATING TO ANY PERSON’S OR PLAN’S INVESTMENT OR OTHER DECISIONS, AND GOLDMAN SACHS IS NOT A FIDUCIARY OR ADVISOR WITH RESPECT TO ANY PERSON OR PLAN BY REASON OF PROVIDING THE MATERIAL OR CONTENT HEREIN INCLUDING UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 OR DEPARTMENT OF LABOR REGULATIONS. PLAN SPONSORS AND OTHER FIDUCIARIES SHOULD CONSIDER THEIR OWN CIRCUMSTANCES IN ASSESSING ANY POTENTIAL COURSE OF ACTION.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Government Money Market Fund.

© 2018 Goldman Sachs. All rights reserved.

VITMMAR-18/119289-OTU-699962

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Multi-Strategy

Alternatives Portfolio

Annual Report

December 31, 2017

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Portfolio Solutions Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Multi-Strategy Alternatives Portfolio’s (the “Portfolio”) performance and positioning for the 12-month period ended December 31, 2017 (the “Reporting Period”).

How did the Portfolio perform during the Reporting Period?

During the Reporting Period, the Portfolio’s Institutional, Service and Advisor Shares generated average annual total returns of 5.60%, 5.37% and 5.14%, respectively. These returns compare to the 1.11% average annual total return of the Portfolio’s benchmark, the ICE® BofAML® U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “LIBOR Index”), during the same period.

Please note that the Portfolio’s benchmark being the LIBOR Index is a means of emphasizing that the Portfolio has an unconstrained strategy. That said, this Portfolio employs a benchmark agnostic strategy and thus comparisons to a benchmark index are not particularly relevant.

What economic and market factors most influenced the Portfolio during the Reporting Period?

The first quarter of 2017, when the Reporting Period started, witnessed the continuation of a broad risk-on rally, which had started following the U.S. elections in November 2016. The rally was further supported by a stream of better than consensus expected U.S. economic data, reflected in non-farm payroll numbers, purchasing managers’ indices, and consumer- and producer-sentiment gauges — all of which reinforced opinions about a positive macroeconomic picture. In addition, the U.S. inflation rate rose higher than the Federal Reserve’s (the “Fed”) stated 2.0% target. These factors, along with positive survey data, led Fed policymakers, who had previously raised short-term interest rates in December 2016, to guide market expectations toward another interest rate hike in March 2017. As a result, the March interest rate increase caused minimal market disruption. Fed officials also said that several interest rate hikes could occur during 2017, and the minutes from the Fed’s March policy meeting indicated that balance sheet normalization might begin by the end of the calendar year. (Balance sheet normalization refers to the steps the Fed takes to reverse quantitative easing and remove the substantial monetary accommodation it has provided to the economy since the financial crisis began in 2007.) However, economic data at the end of the first quarter of 2017 failed to keep up with lofty survey data. Additionally, the U.S. Administration was unsuccessful in its first attempt to pass a health care bill, raising concerns about its ability to enact legislation related to taxes and infrastructure. In this environment, global stocks gave up some of their gains, with cyclical stocks generally underperforming defensive stocks. Yields fell, driving a rally in the U.S. Treasury market, and the U.S. dollar weakened. Sharp rallies followed in emerging markets assets, particularly emerging markets currencies. In Europe, optimism about the European Central Bank’s (“ECB”) eventual tapering of its asset purchases, as well as positive purchasing managers’ data, boosted market sentiment, but investors nevertheless remained cautious given political uncertainties surrounding the presidential election in France.

Heading into the second quarter of 2017, market sentiment remained pro-risk, driven by the outcome of the French election, broadly improving global economic growth and robust corporate earnings reports. In France, the victory of the centrist candidate was viewed as positive by many market participants, leading to rallies in European equities and the euro. In the U.S., Fed policymakers noted that the fundamentals underpinning consumption growth remained solid despite data showing lackluster first quarter 2017 economic growth. Political risks centering on the U.S. Administration and the speed of its pro-growth agenda led to increased U.S. equity market volatility. Commodities, specifically crude oil, struggled due to oversupply concerns even though the Organization of the Petroleum Exporting Countries (“OPEC”) announced extended output cuts. Near the end of the second calendar quarter, a flurry of central bank comments as well as a Fed interest rate hike in June 2017, signaled a hawkish shift, causing longer-term interest rates to rise. (Hawkish tends to imply higher interest rates.) The weaker U.S. dollar, easier financial conditions and a more stable macro environment pushed emerging markets assets higher, led by Chinese equities.

During the third quarter of 2017, the global economic recovery continued in a synchronized fashion, and inflationary pressures remained generally benign. Global equities delivered positive returns, with emerging markets equities outperforming developed markets equities. U.K. equities recorded positive returns, but lagged the broader global equity market, primarily because of a

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

stronger British pound, which appreciated on the back of increased U.K. inflation and hawkish comments from the Bank of England. In the U.S., Fed policymakers confirmed they would start balance sheet normalization starting in October 2017 and continued to signal their intention to raise short-term rates once more in 2017, if the U.S. economy continued to progress as they expected. Global bond yields, which had dropped in July and August 2017 amid weaker inflation and heightened geopolitical tensions related to North Korea, bounced back sharply in September 2017 as inflation data surprised to the upside, leading to slightly hawkish commentary from the Fed. Toward the end of the third calendar quarter, investors focused on developments surrounding possible U.S. tax reform and the potential announcement of a new Fed chair to take Janet Yellen’s place when her term expired in February 2018.

In the fourth quarter of 2017, a mix of strong global economic growth data, higher commodity prices and the absence of hawkish surprises from major central banks led to a continued rally in global equities. Japanese equities performed best, as the Prime Minister’s big win in Japan’s national election reinforced “Abenomics,” pushing stock prices higher. (Abenomics refers to the multi-pronged economic program of Japanese Prime Minister Shinzo Abe. It seeks to remedy two decades of economic stagnation by increasing Japan’s money supply, boosting government spending and enacting reforms to make the economy more competitive.) Meanwhile, U.S. stocks outpaced global equities, as investors priced in a higher probability of a U.S. corporate tax rate cut. Conversely, European and U.K. equities lagged, as strength in the euro and British pound weighed on their respective equity markets. Emerging markets stocks outperformed their developed markets peers, thanks to steady economic data emanating from China, higher commodity prices and improving exports. In November 2017, the U.S. President nominated Jerome Powell to replace Janet Yellen as Fed chair when her term expired. In December 2017, Fed policymakers raised interest rates and upgraded their cumulative growth projections after taking into account the potential impact of a corporate tax cut. Also in December, tax legislation was passed by the U.S. Congress. During the fourth calendar quarter overall, the 10-year U.S. Treasury yield rose seven basis points, driven by low inflation and market expectations of tax cuts. (A basis point is 1/100th of a percentage point.) In commodities, crude oil prices rallied more than 10% as the market anticipated an extension of OPEC’s production cuts. Metals also rallied, with base metals outperforming precious metals amid continuing strong global economic growth and steady Chinese economic data. Overall, the fourth quarter of 2017 was noteworthy for investors’ broad “risk on” sentiment, or reduced risk aversion, as equities, bond yields and commodities prices all moved higher.

What key factors were responsible for the Portfolio’s performance during the Reporting Period?

The Portfolio’s performance is driven by four sources of return: long-term strategic asset allocation to market exposures, medium-term cycle-aware allocation, short-term tactical allocation and excess returns from investments in underlying funds. Strategic asset allocation is the process by which the Portfolio’s assets are allocated across underlying asset classes and strategies in a way that considers the risks of each underlying asset class and strategy. Medium-term cycle-aware allocation is the process by which we adjust the portfolio for changes in the business or economic cycle. Short-term tactical allocation is the implementation of tactical market views with the goal of improving the Portfolio’s risk-adjusted return. The risk-adjusted return on an investment takes into account the risk associated with that investment relative to other potential investments.

During the Reporting Period, the Portfolio generated positive returns, driven by strategic asset allocation and medium-term cycle-aware allocation. Short-term tactical asset allocation and security selection within the Portfolio’s underlying funds detracted from its results.

Strategic asset allocation added to the Portfolio’s performance during the Reporting Period. Allocations to specific liquid alternatives strategies contributed positively, with the Portfolio’s volatility selling strategy and hedge fund replication strategy proving particularly beneficial to performance. Within equities, allocations to emerging markets equities was the primary contributor to the Portfolio’s returns, as emerging markets stocks were up more than 37% (as measured by the MSCI Emerging Markets Index) during the Reporting Period. Within real assets, allocations to U.S. and international real estate securities enhanced results, as they benefited from continued accommodative monetary policy globally. Within fixed income, the Portfolio’s allocation to emerging markets debt further added to returns.

Medium-term cycle-aware allocation also helped the Portfolio’s performance. Over the course of the Reporting Period, the Portfolio held two medium-term cycle-aware views. The first was to have a short duration position, which we expressed through a short position in long-maturity German government bonds and a tactical steepening position on the U.S. Treasury yield curve. (Duration is a measure of the Fund’s sensitivity to changes in interest rates. A steepening yield curve is one wherein the differential in yields between longer-term and shorter-term maturities widens; opposite of flattening. Yield curve is a spectrum of maturities.) Collectively, these positions detracted from the Portfolio’s performance, as U.S. short-term interest rates rose and U.S. longer-term interest rates fell, causing the U.S. Treasury yield curve to flatten instead of steepen. More than offsetting these negative results was

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

our second medium-term cycle-aware view, which was to hold a long position in emerging markets equities versus developed markets equities. This positioning added to the Portfolio’s returns, as emerging markets equities outperformed developed markets equities on a combination of the ongoing global “risk on” rally, stable economic data from China, and U.S. dollar weakness.

Short-term tactical allocation detracted from the Portfolio’s performance during the Reporting Period. Specifically, tactical country positioning across the developed and emerging markets hurt returns. In particular, long positions in European equities detracted from results, as the region came under pressure due to continued Brexit-related uncertainty. (Brexit refers to the U.K.’s efforts to exit the European Union.) Our tactical long-short currency basket further hampered performance, as the U.S. dollar weakened relative to other developed currencies. Select tactical country views within the developed markets, such as China and India, contributed positively.

Overall, security selection within underlying funds detracted from the Portfolio’s performance during the Reporting Period. The Goldman Sachs Long Short Fund, the Goldman Sachs Strategic Macro Fund and the Goldman Sachs Strategic Income Fund, which are each benchmarked to the LIBOR Index, underperformed. The Goldman Sachs Total Emerging Markets Income Fund and the Goldman Sachs Emerging Markets Equity Fund outperformed their respective benchmark indices the most (The Goldman Sachs Long Short Fund was liquidated on December 12, 2017.)

How was the Portfolio positioned at the beginning of the Reporting Period?

At the beginning of the Reporting Period, the Portfolio was positioned, in terms of its total net assets, with 76.1% in liquid alternative strategies, 11.4% in real assets and 1.4% in cash. (Liquid alternatives strategies generally include, but are not limited to, momentum or trend trading strategies (investment decisions based on trends in asset prices over time), hedge fund beta (long term total returns consistent with investment results that approximate the return and risk patterns of a diversified universe of hedge funds), managed risk investment strategies (which seek to manage extreme risk scenarios by implementing daily and monthly risk targets across a diversified mix of asset classes), emerging markets debt and unconstrained fixed income strategies (which have the ability to move across various fixed income sectors). Real assets generally include, but are not limited to, commodities, global real estate securities, infrastructure and master limited partnerships (“MLPs”).) The strategic asset allocation of the Portfolio reflects a risk-based allocation approach to increase diversification across the Portfolio. The Portfolio had 11.1% of its total net assets invested in tactical exposures at the beginning of the Reporting Period.

How did you manage the Portfolio’s allocations during the Reporting Period?

Over the course of the Reporting Period, we made changes to the Portfolio’s strategic allocation, medium-term cycle-aware allocation and short-term tactical allocation. Within the strategic allocation, in the middle of the Reporting Period, we looked for opportunities to redistribute the amount of active risk across our liquid alternative strategies and long-only strategies such as, but not limited to, emerging markets debt and real estate so that they would be more in line with our strategic views. We consider the Portfolio’s strategic asset allocation and underlying active security selection strategies the largest drivers of risk and performance.

We also sought to adjust the Portfolio’s exposure for medium-term changes to the business or economic cycle. At the beginning of the Reporting Period, we increased the Portfolio’s already short duration position through a steepening position at the front, or short-term, end of the U.S. Treasury yield curve. In our view, U.S. economic fundamentals were positive, with inflation data firming and the labor market at what is considered by the government to be full employment, and we thought the market was underpricing the pace at which the Fed would raise interest rates. At the end of June 2017, we initiated a short position in long-maturity German government bonds as an additional means of expressing our views on interest rates. We believed the market was mispricing the pace of economic growth in Europe. In October 2017, we shifted the Portfolio from its steepening position at the front end of the U.S. Treasury yield curve to an outright short duration position in U.S. interest rates (accomplished through Eurodollar futures), as we maintained our belief that U.S. interest rates would increase in the next one to three years, and we thought the market had a lesser ability to price rate hikes further out on the yield curve. Finally, we held our long emerging markets equity versus developed markets equity cycle-aware view (which was initiated late in 2016) throughout the Reporting Period.

Within the Portfolio’s short-term tactical allocation, we continued to position the portfolio to take advantage of short-term market dislocations or mispricings. The Portfolio started 2017 with an overweight in risk assets, and we added meaningfully to positions within equities because we expected the 2016 year-end rally to continue into the first part of 2017. We also underweighted the short volatility selling strategy, which would profit if the CBOE Volatility Index® (“VIX®”) fell or would take a loss if it rose. The VIX® was at a historical low when the Reporting Period started, a situation we did not expect to continue, as we believed volatility could suddenly spike from political uncertainty. Once we thought these risks had passed, we eliminated the Portfolio’s underweight to the short volatility selling strategy. Within equities at the beginning of the Reporting Period, the Portfolio held positions in both the developed markets (such as a short position in European equities and a long position in Spanish equities) and the emerging markets

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

(such as a long position in Indian equities and a long position in Chinese offshore-listed equities versus a relative value position in Chinese onshore-listed equities). The Portfolio’s tactical bias toward the emerging markets equities was based on our belief that better economic growth prospects and attractive valuations provided scope for substantial upside for emerging markets stocks in the medium term. In particular, we held a positive view on Singaporean equities, as the fundamentals of its banks had improved due to rising net interest margins and improving balance sheets.

Heading into the second quarter of 2017, we remained positive on risk assets because of the favorable macroeconomic backdrop, and we also maintained the Portfolio’s tactical bias toward emerging markets equities. Within the developed markets, the Portfolio held a tactical overweight in Europe where we had started seeing earnings revision and recovery in the manufacturing sector. On the sector level, the Portfolio initiated a long position in U.S. large-cap banks on the belief the environment was one of higher economic growth and inflation, which could, in our view, lead to higher equity prices and higher yields. Overall, we thought the environment would be particularly advantageous for U.S. banks. Also, banks are potentially one of the largest beneficiaries of possible U.S. fiscal policy initiatives, such as tax legislation signed into law in December 2017, reduced regulation and infrastructure spending.

Heading into the third calendar quarter, we believed that after an impressive rally in stock prices, the market was due for a period of consolidation, and we expected to see increased volatility. In this environment, we favored carry trades in which the Portfolio held long positions in high-yielding currencies. As for equities, we continued to favor emerging markets stocks, which were continuing to post gains. We also initiated a long tactical position in Brazilian equities, as we believed improving economic growth after a two-year recession, prospects of reforms, and positive momentum in asset prices should provide tailwinds for Brazil. We continued to favor European equities, adding a Portfolio position in European banks to continue expressing our pro-growth and pro-cyclical views. Within fixed income, we implemented a long position in emerging markets debt, as emerging markets fundamentals, we believed, remained strong.

In the fourth quarter of 2017, the Portfolio was overweight risk assets, and we planned to add to its holdings once we saw a suitable catalyst. Within equities, we added a short position in South African equities because of what we considered lackluster economic growth in the region, waning business confidence, negative earnings revisions and general outflows. We maintained the Portfolio’s country-level positions in the developed markets (such as Australian and Japanese equities) and the emerging markets (such as Singaporean and Brazilian equities).

Within currencies, the Portfolio continued to hold a strategic allocation to a basket of international currencies, which we tactically managed during the Reporting Period. We used this basket as we sought to take advantage of the monetary and inflationary environment across developed and emerging market countries. It was also used to express our views on issues such as slowing economic growth in China, economic developments in other emerging market countries and commodity prices.

How was the Portfolio positioned at the end of the Reporting Period?

At the end of the Reporting Period, the Portfolio was positioned, in terms of its total net assets, with 61.1% in liquid alternative strategies, 31.4% in real assets and 15.4% in cash. The Portfolio had -7.9% of its total net assets invested in tactical exposures. These positions were accomplished through investments in underlying funds and ETFs, as well as through derivatives and similar instruments.

How did the Portfolio use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, the Portfolio used derivatives primarily to express views across developed and emerging markets equities. The Portfolio employed equity index futures to replicate exposures to U.S. large-cap equities (negative impact), European equities (negative impact) and emerging market equities (positive impact). Additionally, the Portfolio used equity index futures to gain tactical exposure to U.K. large-cap equities versus U.K. domestically focused equities (negative impact), Japanese equities (positive impact), Australian equities (positive impact), European equities (negative impact) and the equities of select emerging market countries (positive impact). The Portfolio also used emerging markets equity index futures to partially hedge the beta associated with investing in emerging markets equities, thus isolating active security selection (positive impact). Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

Within fixed income, the Portfolio used interest rate futures, specifically U.S. Treasury futures and Eurodollar futures, to take views on the U.S. Treasury yield curve (negative impact). Eurodollar futures are contracts that have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S. The Portfolio also used bond futures to affect a short position in German government bonds (negative impact). The Portfolio employed interest rate options in a macroeconomic hedge that seeks to profit if interest rates fall, remain constant or rise less than anticipated (negative impact). In addition, during the Reporting Period,

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

the Portfolio employed foreign exchange forwards to go long and short select developed and emerging markets currencies within a tactical basket of currencies (negative impact).

Additionally, some of the underlying funds used derivatives during the Reporting Period to apply their active investment views with greater versatility and potentially to afford greater risk management precision. As market conditions warranted during the Reporting Period, some of these underlying funds engaged in forward foreign currency exchange contracts, financial futures contracts, options, swap contracts and structured securities to attempt to enhance portfolio return and for hedging purposes.

What is the Portfolio’s tactical view and strategy for the months ahead?

At the end of the Reporting Period, we emphasized three macro themes. First, we expected to see a continuation of the global economic expansion into 2018, although we think the pace of growth is likely to moderate relative to what we saw in 2017. Second, we believed that weakness in U.S. inflation was largely behind us. Third, we continued to believe in the importance of a dynamic approach to asset allocation in an environment where volatility is likely to pick up. In the months ahead, we think investors may need to balance the positives from the ongoing global economic expansion with headwinds from rising bond yields, and this is likely to lead to increased equity market volatility, in our opinion. In this environment, we believe managers who focus on alternative strategies may outperform traditional managers through their ability to short asset classes, regions, countries or sectors and through their ability to implement relative value positions and manage tail risk. We continue to believe the market is underestimating the pace of interest rate hikes in the U.S., where the labor market is now at or beyond full employment. Given this environment, we were bearish at the end of the Reporting Period on government bonds and concerned that a rapid sell-off from an inflation scare could lead to temporary drawdowns in risk assets.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Index Definitions

ICE® BofAML® U.S. Dollar Three-Month LIBOR Constant Maturity Index is based on the assumed purchase of a synthetic instrument having three months to maturity and with a coupon equal to the closing quote for three-month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing three-month LIBOR rate) and is rolled into a new three-month instrument. The index, therefore, will always have a constant maturity equal to exactly three months.

MSCI Emerging Markets Index captures large- and mid-cap representation across 24 emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

CBOE Volatility Index® (VIX®) is a key measure of market expectations of near-term volatility conveyed by S&P 500® Index option prices. Since its introduction in 1993, VIX® has been considered by many to be the world’s premier barometer of investor sentiment and market volatility.

S&P 500® Index is a U.S. stock market index based on the market capitalizations of 500 large companies having common stock listed on the New York Stock Exchange or NASDAQ. The S&P 500® Index components and their weightings are determined by S&P Dow Jones Indices.

It is not possible to invest directly in an unmanaged index.

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FUND BASICS

Multi-Strategy Alternatives Portfolio

as of December 31, 2017

STANDARDIZED TOTAL RETURNS1

For the period ended 12/31/17	One Year	Three Years	Since Inception	Inception Date
Institutional	5.60%	0.45%	0.19%	4/25/14
Service	5.37	0.21	-0.06	4/25/14
Advisor	5.14	0.09	-0.19	4/25/14

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional, Service and Advisor Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	1.27%	3.42%
Service	1.52	3.02
Advisor	1.67	3.63

[2]	The expense ratios of the Portfolio, both current (net of any fee waivers and/or expense limitations) and before waivers (gross of any fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectuses for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights of this report. Pursuant to a contractual arrangement, the Portfolio’s fee waivers and/or expense limitations will remain in place through at least April 28, 2018, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

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FUND BASICS

OVERALL UNDERLYING FUND AND ETF WEIGHTINGS3

Percentage of Net Assets

[3]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each Underlying Fund and exchange traded fund (“ETF”) reflects the value of that Underlying Fund or ETF as a percentage of net assets of the Portfolio. Figures in the graph above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities. Underlying sector allocations of exchange traded funds and investment companies held by the Portfolio are not reflected in the graph above. The graph depicts the Portfolio’s investments but may not represent the Portfolio’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Performance Summary

December 31, 2017

The following graph shows the value, as of December 31, 2017, of a $10,000 investment made on April 25, 2014 (commencement of the Portfolio’s operations) in Advisor Shares at NAV. For comparative purposes, the performance of the Portfolio’s benchmark, the ICE Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Portfolio level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Portfolio as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown, and in their absence, performance would be reduced. Performance of Institutional and Service Shares will vary from Advisor Shares due to differences in class specific fees. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Portfolio performance. These factors include, but are not limited to, Portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Portfolio.

Multi-Strategy Alternatives Portfolio’s Lifetime Performance

Performance of a $10,000 investment, with distributions reinvested, from April 25, 2014 through December 31, 2017.

Average Annual Total Return through December 31, 2017	One Year	Three Years	Since Inception
Institutional (Commenced April 25, 2014)	5.60%	0.45%	0.19%
Service (Commenced April 25, 2014)	5.37%	0.21%	-0.06%
Advisor (Commenced April 25, 2014)	5.14%	0.09%	-0.19%

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Schedule of Investments

December 31, 2017

Shares	Description	Value
Underlying Funds(a) – 90.2%
Equity – 23.7%
238,232	Goldman Sachs Absolute Return Tracker Fund	$2,282,265
94,614	Goldman Sachs Emerging Markets Equity Insights Fund	1,015,209
32,036	Goldman Sachs Real Estate Securities Fund	511,928

		3,809,402

Fixed Income – 66.5%
385,882	Goldman Sachs Long Short Credit Strategies Fund	3,577,130
156,210	Goldman Sachs Emerging Markets Debt Fund	2,016,665
155,270	Goldman Sachs Strategic Income Fund	1,473,510
134,461	Goldman Sachs Strategic Macro Fund	1,103,929
160,375	Goldman Sachs High Yield Fund	1,048,853
94,688	Goldman Sachs Managed Futures Strategy Fund	996,123
48,635	Goldman Sachs High Yield Floating Rate Fund	470,785

		10,686,995

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES)
(Cost $14,602,532)		$14,496,397

Exchange Traded Funds – 1.1%
1,134	iShares MSCI Brazil Fund	$45,871
963	ProShares Short VIX Short-Term Futures Fund	123,466

TOTAL EXCHANGE TRADED FUNDS
(Cost $63,322)		$169,337

Shares	Distribution Rate	Value
Investment Company(a) – 5.4%
Goldman Sachs Financial Square Government Fund — Institutional Shares
868,891	1.228%	$868,891
(Cost $868,891)

TOTAL INVESTMENTS – 96.7%
(Cost $15,534,745)		$15,534,625

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.3%		536,017

NET ASSETS – 100.0%		$16,070,642

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Represents an Affiliated Issuer.

Currency Abbreviations:
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
COP	—Colombian Peso
EUR	—Euro
GBP	—British Pound
IDR	—Indonesian Rupiah
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
RUB	—Russian Ruble
SEK	—Swedish Krona
TWD	—Taiwan Dollar
USD	—United States Dollar

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2017, the Portfolio had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Morgan Stanley Co., Inc.	BR	L240,000	USD	71,910	$72,085	02/02/2018	$175
	CAD	90,000	USD	70,475	71,672	03/21/2018	1,197
	CLP	90,000,000	USD	141,509	146,166	03/21/2018	4,657
	COP	220,000,000	USD	72,824	73,230	03/21/2018	406
	GBP	55,000	USD	74,197	74,449	03/21/2018	252
	IDR	1,890,000,000	USD	138,553	138,966	03/21/2018	413
	INR	4,500,000	USD	69,212	69,986	03/21/2018	774
	RUB	4,250,000	USD	71,254	72,912	03/21/2018	1,658
	SEK	1,425,000	USD	170,229	174,536	03/21/2018	4,307
	USD	214,858	JPY	24,000,000	213,859	03/22/2018	999
TOTAL							$14,838

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Morgan Stanley Co., Inc.	BRL	240,000	USD	74,080	$72,352	01/03/2018	$(1,728)
	USD	72,180	BRL	240,000	72,352	01/03/2018	(172)
	USD	142,525	CHF	140,000	144,476	03/21/2018	(1,951)
	USD	68,802	CLP	45,000,000	73,083	03/21/2018	(4,281)
	USD	72,848	COP	220,000,000	73,230	03/21/2018	(382)
	USD	142,448	EUR	120,000	144,655	03/21/2018	(2,207)
	USD	73,880	GBP	55,000	74,449	03/21/2018	(569)
	USD	73,334	KRW	80,000,000	75,025	03/21/2018	(1,691)
	USD	100,903	TWD	3,000,000	102,020	03/21/2018	(1,117)
TOTAL							$(14,098)

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Schedule of Investments (continued)

December 31, 2017

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At December 31, 2017, the Portfolio had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
EURO STOXX 50 Index	12	12/20/2019	$184,009	$9,698
HSCEI	1	01/30/2018	75,069	711
MSCI Emerging Markets E-Mini Index	12	03/16/2018	698,220	24,141
MSCI Singapore Index	4	01/30/2018	116,072	350
STOXX 600 Banks Index	5	03/16/2018	54,713	(801)
TOPIX Index	1	03/08/2018	161,260	2,206
Total				$36,305
Short position contracts:
3 Month Eurodollar	(57)	03/16/2020	(13,916,550)	843
Euro-Buxl	(5)	03/08/2018	(983,037)	24,526
FTSE 250 Index	(2)	03/16/2018	(111,522)	(3,601)
FTSE/JSE Top 40 Index	(3)	03/15/2018	(128,933)	(3,371)
MSCI EAFE E-Mini Index	(3)	03/16/2018	(306,825)	(4,365)
S&P 500 E-Mini Index	(1)	03/16/2018	(133,800)	(1,109)
SPI 200 Index	(1)	03/15/2018	(117,428)	(573)
Total				$12,350
Total Futures Contracts				$48,655

PURCHASED OPTIONS CONTRACTS — At December 31, 2017, the Portfolio had the following purchased options:

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts		Notional Amount	Value	Premiums Paid (Received) by the Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased options contracts:
Calls
3 Month Eurodollar	Barclays Bank PLC	97.50USD	03/19/2018	USD	20	$5,000,000	$37,000	$48,046	$(11,046)
		97.75USD	03/19/2018	USD	11	2,750,000	13,475	13,088	387
		97.63USD	06/18/2018	USD	16	4,000,000	18,000	21,618	(3,618)
		97.38USD	09/17/2018	USD	12	3,000,000	17,550	24,403	(6,853)
		97.25USD	12/17/2018	USD	5	1,250,000	7,594	8,074	(480)
		99.00USD	12/17/2018	USD	205	51,250,000	1,281	13,286	(12,005)
		97.13USD	03/18/2019	USD	13	3,250,000	22,019	32,130	(10,111)
		99.00USD	03/18/2019	USD	154	38,500,000	1,925	13,831	(11,906)
		96.88USD	06/17/2019	USD	11	2,750,000	23,925	33,063	(9,138)
		99.00USD	06/17/2019	USD	86	21,500,000	1,075	8,799	(7,724)
		96.75USD	09/16/2019	USD	12	3,000,000	28,875	39,228	(10,353)
		97.75USD	09/16/2019	USD	7	1,750,000	3,806	4,391	(585)
		96.50USD	12/16/2019	USD	4	1,000,000	11,725	12,159	(434)
Total purchased options contracts					556		$188,250	$272,116	$(83,866)

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Statement of Assets and Liabilities

December 31, 2017

Assets:
Investments in affiliated Underlying Funds, at value (cost $15,471,423)	$15,365,288
Investments in unaffiliated Funds, at value (cost $63,322)	169,337
Purchased Options, at value (premiums paid $272,116)	188,250
Cash	273,645
Receivables:
Collateral on certain derivative contracts(a)	100,562
Portfolio shares sold	32,399
Dividends	17,372
Reimbursement from investment adviser	16,381
Unrealized gain on forward foreign currency exchange contracts	14,838
Variation margin on futures	2,480
Other assets	358
Total assets	16,180,910

Liabilities:
Unrealized loss on forward foreign currency exchange contracts	14,098
Payables:
Portfolio shares redeemed	23,505
Investments purchased	18,257
Distribution and Service fees and Transfer Agency fees	5,504
Accrued expenses	48,904
Total liabilities	110,268

Net Assets:
Paid-in capital	16,661,306
Undistributed net investment income	43,805
Accumulated net realized loss	(598,944)
Net unrealized loss	(35,525)
NET ASSETS	$16,070,642
Net Assets:
Institutional	$453,243
Service	105,135
Advisor	15,512,264
Total Net Assets	$16,070,642
Shares outstanding $0.001 par value (unlimited shares authorized):
Institutional	48,270
Service	11,174
Advisor	1,657,731
Net asset value, offering and redemption price per share:
Institutional	$9.39
Service	9.41
Advisor	9.36

(a) Includes amounts segregated for initial margin on futures transactions.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Statement of Operations

For the Fiscal Year Ended December 31, 2017

Investment income:
Dividends from affiliated Underlying Funds	$324,057
Dividends from unaffiliated Funds	1,471
Securities lending income — unaffiliated issuer	919
Total investment income	326,447

Expenses:
Professional fees	64,957
Custody, accounting and administrative services	53,619
Distribution and Service fees(a)	52,977
Printing and mailing costs	38,743
Management fees	20,464
Trustee fees	17,679
Transfer Agency fees(a)	2,728
Other	3,109
Total expenses	254,276
Less — expense reductions	(172,455)
Net expenses	81,821
NET INVESTMENT INCOME	244,626

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments in affiliated Underlying Funds	3,583
Investments in unaffiliated Funds	78,993
Futures contracts	(9,211)
Purchased options	(14,088)
Forward foreign currency exchange contracts	(5,090)
Foreign currency transactions	(603)
Capital gain distributions from affiliated Underlying Funds	197,831
Net change in unrealized gain (loss) on:
Investments in affiliated Underlying Funds	145,027
Investments in unaffiliated Funds	55,352
Futures contracts	53,082
Purchased options	(83,866)
Forward foreign currency exchange contracts	(11,282)
Foreign currency translation	(2,159)
Net realized and unrealized gain	407,569
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$652,195

(a) Class specific Distribution and Service, and Transfer Agency fees were as follows:

Distribution and Service Fees		Transfer Agency Fees
Advisor	Service	Advisor	Institutional	Service
$52,860	$117	$2,643	$76	$9

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Statements of Changes in Net Assets

	For the Fiscal Year Ended December 31, 2017	For the Fiscal Year Ended December 31, 2016

From operations:
Net investment income	$244,626	$111,842
Net realized gain (loss)	251,415	(571,447)
Net change in unrealized gain	156,154	484,829
Net increase in net assets resulting from operations	652,195	25,224

Distributions to shareholders:
From net investment income
Institutional Shares	(10,357)	(3,280)
Service Shares	(2,291)	(131)
Advisor Shares	(303,417)	(76,669)
Total distributions to shareholders	(316,065)	(80,080)

From share transactions:
Proceeds from sales of shares	5,892,266	4,005,564
Reinvestment of distributions	316,065	80,080
Cost of shares redeemed	(1,594,340)	(3,556,068)
Net increase in net assets resulting from share transactions	4,613,991	529,576
TOTAL INCREASE	4,950,121	474,720

Net assets:

Beginning of year	11,120,521	10,645,801
End of year	$16,070,642	$11,120,521
Undistributed net investment income	$43,805	$36,841

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)(b)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains		Total distributions	Net asset value, end of period	Total return(c)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(d)		Ratio of total expenses to average net assets(d)		Ratio of net investment income to average net assets(b)		Portfolio turnover rate(e)
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2017 - Institutional	$9.10	$0.21	$0.30	$0.51	$(0.22)	$—		$(0.22)	$9.39	5.60%	$453	0.21%		1.47%		2.20%		53%
2017 - Service	9.13	0.27	0.22	0.49	(0.21)	—		(0.21)	9.41	5.37	105	0.46		1.73		2.88		53
2017 - Advisor	9.08	0.17	0.30	0.47	(0.19)	—		(0.19)	9.36	5.14	15,512	0.61		1.88		1.78		53
2016 - Institutional	9.15	0.11	(0.06)	0.05	(0.10)	—		(0.10)	9.10	0.52	309	0.24		2.37		1.17		44
2016 - Service	9.14	0.08	(0.05)	0.03	(0.04)	—		(0.04)	9.13	0.28	34	0.46		1.97		0.92		44
2016 - Advisor	9.12	0.10	(0.07)	0.03	(0.07)	—		(0.07)	9.08	0.27	10,778	0.61		2.58		1.06		44
2015 - Institutional	9.81	0.20	(0.65)	(0.45)	(0.20)	(0.01)		(0.21)	9.15	(4.51)	958	0.22		4.40		2.02		53
2015 - Service	9.81	0.24	(0.71)	(0.47)	(0.19)	(0.01)		(0.20)	9.14	(4.76)	22	0.48		3.33		2.54		53
2015 - Advisor	9.79	0.21	(0.69)	(0.48)	(0.18)	(0.01)		(0.19)	9.12	(4.89)	9,666	0.62		3.51		2.16		53

FOR THE PERIOD ENDED DECEMBER 31,
2014 - Institutional (Commenced April 25, 2014)	10.00	0.09	(0.16)	(0.07)	(0.12)	—	(f)	(0.12)	9.81	(0.67)	1,003	0.22	(g)	24.63	(g)	1.30	(g)	25
2014 - Service (Commenced April 25, 2014)	10.00	0.07	(0.16)	(0.09)	(0.10)	—	(f)	(0.10)	9.81	(0.85)	10	0.49	(g)	25.05	(g)	1.02	(g)	25
2014 - Advisor (Commenced April 25, 2014)	10.00	0.11	(0.21)	(0.10)	(0.11)	—	(f)	(0.11)	9.79	(0.97)	3,246	0.62	(g)	16.16	(g)	1.66	(g)	25

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the portfolio turnover rate may be higher.
(f)	Amount is less than $0.005 per share.
(g)	Annualized.

The accompanying notes are an integral part of these financial statements.	16

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Notes to Financial Statements

December 31, 2017

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Multi-Strategy Alternatives Portfolio (the “Portfolio”). The Portfolio is a diversified portfolio under the Act offering three classes of shares — Institutional, Service and Advisor Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (formerly, Goldman, Sachs & Co.) (“Goldman Sachs”), serves as investment adviser to the Portfolio pursuant to a management agreement (the “Agreement”) with the Trust.

The Portfolio invests primarily in a combination of domestic and international equity and fixed income underlying funds (“Underlying Funds”) which are registered under the Act, for which GSAM or Goldman Sachs Asset Management International (“GSAMI”) (until November 1, 2017), also an affiliate of Goldman Sachs, act as investment advisers. Additionally, this Portfolio may invest a portion of its assets directly in other securities and instruments, including unaffiliated exchange traded funds (“Unaffiliated Funds”).

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The valuation policy of the Portfolio and Underlying Funds is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Capital gain distributions received from Underlying Funds are recognized on ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Income distributions are recognized as capital gains or income in the financial statements in accordance with the character that is distributed. Distributions received from the Fund’s investments in the Goldman Sachs Real Estate Securities Fund (the “Underlying Fund invested in REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the Underlying Fund invested in REITs.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class  Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Portfolio are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Portfolio are charged to the Portfolio, while such expenses incurred by the Trust are allocated across the applicable Portfolios on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees. Expenses included in the accompanying financial statements reflect the expenses of the Portfolio and do not include any expenses associated with the Underlying Funds (“Underlying Funds”). Because the Underlying Funds have varied expense and fee levels and the Portfolio may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Portfolio will vary.

D.  Federal Taxes and Distributions to Shareholders — It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly,

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Notes to Financial Statements (continued)

December 31, 2017

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

the Portfolio is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Portfolio’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Portfolio’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Portfolio’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Portfolio’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Portfolio, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Portfolio’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Underlying Funds (Including Money Market Funds) — Investments in the Underlying Funds are valued at the NAV per share of the Institutional Share class of each Underlying Fund on the day of valuation. Because the Portfolio invests primarily in other mutual funds that fluctuate in value, the Portfolio’s shares will correspondingly fluctuate in value. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Portfolio enters into derivative transactions to hedge against changes in interest rates, securities

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which the Portfolio agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Portfolio deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Portfolio equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Portfolio and cash collateral received, if, any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by the Portfolio, if any, is noted in the Schedule of Investments.

iii. Options — When the Portfolio writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written.

Upon the purchase of a call option or a put option by the Portfolio, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Portfolio’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Portfolio’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Notes to Financial Statements (continued)

December 31, 2017

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Portfolio’s investments and derivatives classified in the fair value hierarchy as of December 31, 2017:

Investment Type	Level 1	Level 2	Level 3
Assets
Equity Underlying Funds	$3,809,402	$—	$—
Fixed Income Underlying Funds	10,686,995	—	—
Exchange Traded Funds	169,337	—	—
Investment Company	868,891	—	—
Total	$15,534,625	$—	$—

Derivative Type
Assets
Forward Foreign Currency Exchange Contracts(a)	$—	$14,838	$—
Futures Contracts(a)	62,475	—	—
Purchased Options Contracts	188,250	—	—
Total	$250,725	$14,838	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(14,098)	$—
Futures Contracts	(13,820)	—	—
Total	$(13,820)	$(14,098)	$—

(a)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedule of Investments.

4.    INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of December 31, 2017. These instruments were used as part of the Portfolio’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Portfolio’s net exposure.

Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Equity	Variation margin on futures	$37,106	(a)	Variation margin on futures	$(13,820	)(a)
Currency	Receivables for unrealized gain on forward foreign currency exchange contracts	14,838		Payable for unrealized loss on forward foreign currency exchange contracts	(14,098)
Interest Rate	Variation margin on futures and purchased options contracts at value	213,619	(a)	—	—
Total		$265,563			$(27,918)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information section of the Schedule of Investments. Only the variation margin as of December 31, 2017 is reported within the Statement of Assets and Liabilities.

The following table sets forth, by certain risk types, the Portfolio’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2017. These gains (losses) should be considered in the context that these

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

4.    INVESTMENTS IN DERIVATIVES (continued)

derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations.

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$37,178	$23,119	40
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(5,090)	(11,282)	43
Interest Rate	Net realized gain (loss) from futures contracts and purchased options/Net change in unrealized gain (loss) on futures contracts and purchased options	(60,477)	(53,903)	411
Total		$(28,389)	$(42,066)	494

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended December 31, 2017.

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Portfolio, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Portfolio’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of 0.15% of the Portfolio’s average daily net assets. GSAM has agreed to waive all of its management fee. The management fee waiver will remain in effect through at least April 28, 2018, and prior to such date, GSAM may not terminate the arrangement without the approval of the Board of Trustees. For the fiscal year ended December 31, 2017, GSAM waived $20,464 of its management fee.

The Portfolio invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Portfolio in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Portfolio invests, except those management fees it earns from the Portfolio’s investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the fiscal year ended December 31, 2017, GSAM waived $1,529 of the Portfolio’s management fee.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Service Shares of the Portfolio, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Portfolio’s average daily net assets attributable to Service Shares.

The Trust, on behalf of Advisor Shares of the Portfolio, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.15% of the Portfolio’s average daily net assets attributable to Advisor Shares.

C.  Service Plans — The Trust, on behalf of Advisor Shares of the Portfolio, has adopted a Service Plan to allow Advisor Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance and administration services to their customers who are beneficial owners of such shares. The Service Plans each provide for compensation to the service organizations equal to 0.25% of the average daily net assets attributable to Advisor Shares of the Portfolio.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Notes to Financial Statements (continued)

December 31, 2017

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

D.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Portfolio for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional, Service and Advisor Shares.

E.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Portfolio (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Portfolio. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Portfolio is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Portfolio is 0.204%. The Other Expense limitation will remain in place through at least April 28, 2018, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. For the fiscal year ended December 31, 2017, GSAM reimbursed $150,274 to the Portfolio. In addition, the Portfolio has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Portfolio’s expenses and are received irrespective of the application of the “Other Expense” limitation described above. For the fiscal year ended December 31, 2017, custody fee credits were $188.

F.  Line of Credit Facility — As of December 31, 2017, the Portfolio participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Portfolio based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2017, the Portfolio did not have any borrowings under the facility.

F.  Other Transactions with Affiliates — The Portfolio invests primarily in the Institutional Shares of the Underlying Funds. These Underlying Funds are considered to be affiliated with the Portfolio. The table below shows the transactions in and earnings from investments in these Underlying Funds for the fiscal year ended December 31, 2017:

Underlying Funds	Beginning Value as of December 31, 2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss) from Affiliated Investment Company	Change in Unrealized Appreciation (Depreciation)	Ending Value as of December 31, 2017	Shares as of December 31, 2017	Dividend Income from Affiliated Investment Company	Capital Gain Distributions from Affiliated Investment Company
Goldman Sachs Absolute Return Tracker Fund	$1,482,676	$1,148,634	$(405,000)	$(680)	$56,635	$2,282,265	238,232	$857	$75,777
Goldman Sachs Emerging Markets Debt Fund	—	2,018,401	—	—	(1,736)	2,016,665	156,210	47,044	—
Goldman Sachs Emerging Markets Equity Fund	547,542	47,000	(712,953)	136,756	(18,345)	—	—	—	—
Goldman Sachs Emerging Markets Equity Insights Fund	$—	$952,270	$(40,000)	$5,194	$97,745	$1,015,209	94,614	$14,444	$37,826
Goldman Sachs Financial Square Government Fund	1,079,735	4,988,803	(5,199,647)	—	—	868,891	868,891	7,214	—

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Underlying Funds	Beginning Value as of December 31, 2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss) from Affiliated Investment Company	Change in Unrealized Appreciation (Depreciation)	Ending Value as of December 31, 2017	Shares as of December 31, 2017	Dividend Income from Affiliated Investment Company	Capital Gain Distributions from Affiliated Investment Company
Goldman Sachs High Yield Floating Rate Fund	—	471,866	—	—	(1,081)	470,785	48,635	5,721	—
Goldman Sachs High Yield Fund	—	1,055,428	—	—	(6,575)	1,048,853	160,375	25,042	—
Goldman Sachs International Real Estate Securities Fund	114,391	2,527	(124,958)	(4,845)	12,885	—	—	2,527	—
Goldman Sachs Long Short Credit Strategies Fund	1,768,151	1,942,406	(65,000)	(2,779)	(65,648)	3,577,130	385,882	120,746	—
Goldman Sachs Long Short Fund	685,145	246,000	(922,775)	(62,867)	54,497	—	—	—	—
Goldman Sachs Managed Futures Strategy Fund	1,090,475	658,796	(770,000)	(38,826)	55,678	996,123	94,688	—	4,796
Goldman Sachs Real Estate Securities Fund	114,560	469,409	—	—	(72,041)	511,928	32,036	4,977	79,432
Goldman Sachs Strategic Income Fund	1,569,457	841,922	(920,000)	(44,993)	27,124	1,473,510	155,270	21,921	—
Goldman Sachs Strategic Macro Fund	1,265,829	669,370	(770,000)	(36,318)	(24,952)	1,103,929	134,461	63,370	—
Goldman Sachs Total Emerging Markets Income Fund	1,059,082	407,990	(1,534,052)	30,904	36,076	—	—	26,996	—
Total	$10,777,043	$15,920,822	$(11,464,385)	$(18,454)	$150,262	$15,365,288		$340,859	$197,831

As of December 31, 2017, The Goldman Sachs Group, Inc. was the beneficial owner of approximately 9% of the Service Shares of the Portfolio.

6.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2017, were $11,233,352 and $6,566,450, respectively.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Notes to Financial Statements (continued)

December 31, 2017

7.    SECURITIES LENDING

The Portfolio may lend its securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Portfolio’s securities lending procedures, the Portfolio receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Portfolio, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Portfolio on the next business day. As with other extensions of credit, the Portfolio may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Portfolio or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Portfolio invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.205% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Portfolio whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Portfolio by paying the Portfolio an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Portfolio’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Portfolio’s overnight and continuous agreements represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of December 31, 2017 are disclosed as “Payable upon return of securities loaned” on the Statement of Assets and Liabilities, where applicable. The Fund did not have securities on loan as of December 31, 2017.

Both the Portfolio and BNYM received compensation relating to the lending of the Portfolio’s securities. The amounts earned, if any, by the Portfolio for the fiscal year ended December 31, 2017, are reported under Investment Income on the Statement of Operations.

The following table provides information about the Portfolio’s investment in the Government Money Market Fund for the fiscal year ended December 31, 2017:

Beginning Value as of December 31, 2016	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2017	Shares as of December 31, 2017
$162,650	$1,543,046	$(1,705,696)	$—	—

8.    TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2016 and December 31, 2017 was as follows:

	2016	2017
Distributions paid from ordinary income	$80,080	$316,065

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

8.    TAX INFORMATION (continued)

As of December 31, 2017, the components of accumulated earnings (losses) on a tax-basis were as follows:

Undistributed ordinary income — net	$49,133
Capital loss carryforwards:(1)
Perpetual Short-term	(276,579)
Perpetual Long-term	(88,679)
Total capital loss carryforwards	$(365,258)
Timing differences (Qualified Late Year Loss Deferral)	(5,108)
Unrealized losses — net	(269,431)
Total accumulated losses — net	$(590,664)

As of December 31, 2017, the Portfolio’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$15,768,651
Gross unrealized gain	121,014
Gross unrealized loss	(390,445)
Net unrealized loss	$(269,431)

(1)	The Fund utilized $114,966 of capital losses in the current fiscal year.

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures, options and foreign exchange contracts and differences in the tax treatment of underlying fund investments and partnership investments.

In order to present certain components of the Portfolio’s capital accounts on a tax-basis, the Portfolio has reclassified $78,403 of accumulated net realized gain to undistributed net investment income. These reclassifications have no impact on the NAV of the Portfolio and result primarily from differences in the tax treatment of foreign currency transactions and underlying fund investments.

GSAM has reviewed the Portfolio’s tax position for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Portfolio’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9.    OTHER RISKS

The Portfolio’s risks include, but are not limited to, the following:

Derivatives Risk — The Portfolio’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Portfolio. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Investments in the Underlying Funds — The investments of the Portfolio are concentrated in the Underlying Funds, and the Portfolio’s investment performance is directly related to the investment performance of the Underlying Funds it holds. The

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Notes to Financial Statements (continued)

December 31, 2017

9.    OTHER RISKS (continued)

Portfolio is subject to the risk factors associated with the investments of the Underlying Funds in direct proportion to the amount of assets allocated to each. To the extent that the Portfolio has a relative concentration of its portfolio in a single Underlying Fund, the Portfolio may be more susceptible to adverse developments affecting that Underlying Fund, and may be more susceptible to losses because of these developments.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), the Portfolio will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Portfolio. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — The Portfolio or an Underlying Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Portfolio or an Underlying Fund. Such large shareholder redemptions may cause the Portfolio or an Underlying Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Portfolio’s or an Underlying Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Portfolio’s or an Underlying Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Portfolio’s or an Underlying Fund’s expense ratio. Similarly, large Portfolio or Underlying Fund share purchases may adversely affect the Portfolio’s or an Underlying Fund’s performance to the extent that the Portfolio or an Underlying Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — The Underlying Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Portfolio will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Market and Credit Risks — In the normal course of business, the Portfolio and the Underlying Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Portfolio and the Underlying Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolio or the Underlying Funds have unsettled or open transactions defaults.

10.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

11.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

12.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended December 31, 2017		For the Fiscal Year Ended December 31, 2016
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	14,083	$133,278	30,367	$278,375
Reinvestment of distributions	1,104	10,357	360	3,280
Shares redeemed	(837)	(7,840)	(101,512)	(911,862)
	14,350	135,795	(70,785)	(630,207)
Service Shares
Shares sold	7,288	69,479	2,700	24,286
Reinvestment of distributions	244	2,291	14	131
Shares redeemed	(27)	(254)	(1,411)	(17,774)
	7,505	71,516	1,303	6,643
Advisor Shares
Shares sold	608,399	5,689,509	410,465	3,702,903
Reinvestment of distributions	32,451	303,417	8,435	76,669
Shares redeemed	(170,306)	(1,586,246)	(291,572)	(2,626,432)
	470,544	4,406,680	127,328	1,153,140
NET INCREASE	492,399	$4,613,991	57,846	$529,576

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

Goldman Sachs Variable Insurance Trust and Shareholders of the Goldman Sachs Multi-Strategy Alternatives Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Goldman Sachs Multi-Strategy Alternatives Portfolio (the “Portfolio”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2018

We have served as the auditor of one or more investment companies in the Goldman Sachs Fund complex since 2000.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Portfolio Expenses — Six Month Period Ended December 31, 2017 (Unaudited)

As a shareholder of Institutional, Service or Advisor Shares of the Portfolio, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees (with respect to Service and Advisor Shares) and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares, Service Shares and Advisor Shares of the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 through December 31, 2017, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Portfolio you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 07/01/17	Ending Account Value 12/31/17		Expenses Paid for the 6 Months Ended 12/31/17*
Institutional
Actual	$1,000	$1,022.30		$1.07
Hypothetical 5% return	1,000	1,024.15	+	1.07
Service
Actual	1,000	1,021.20		2.34
Hypothetical 5% return	1,000	1,022.89	+	2.35
Advisor
Actual	1,000	1,020.00		3.11
Hypothetical 5% return	1,000	1,022.13	+	3.11

*	Expenses are calculated using the Portfolio’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2017. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.21%, 0.46% and 0.61% for Institutional, Service and Advisor Shares, respectively.

+	Hypothetical expenses are based on the Portfolio’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Jessica Palmer Age: 68	Chair of the Board of Trustees	2018 (Trustee since 2007)	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None
Kathryn A. Cassidy Age: 63	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None
Diana M. Daniels Age: 68	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None
Herbert J. Markley Age: 67	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None
Roy W. Templin Age: 57	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016–Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				105	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)
Gregory G. Weaver Age: 66	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	Verizon Communications Inc.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 55	President and Trustee	Since 2007

Managing Director, Goldman Sachs (January 2000-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

				146	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2017.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2017, Goldman Sachs Trust consisted of 91 portfolios (90 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 14 portfolios; Goldman Sachs Trust II consisted of 17 portfolios (16 of which offered shares to the public); Goldman Sachs BDC, Inc., Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Private Markets Fund 2018 LLC, Goldman Sachs Private Markets Fund 2018 (A) LLC and Goldman Sachs Private Markets Fund 2018 (B) LLC each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 19 portfolios (12 of which offered shares to the public). Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs Private Markets Fund 2018 LLC, Goldman Sachs Private Markets Fund 2018 (A) LLC and Goldman Sachs Private Markets Fund 2018 (B) LLC do not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Portfolio’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 55	Trustee and President	Since 2007

Managing Director, Goldman Sachs (January 2000-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 40	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 46	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 49	Assistant Treasurer and Principal Accounting Officer	Since 2016 (Principal Accounting Officer since 2017)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC

(May 2010-October 2015).

Assistant Treasurer and Principal Accounting Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Portfolio’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of December 31, 2017.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2017, 3.05% of the dividends paid from net investment company taxable income by the Multi-Strategy Alternatives Portfolio Fund qualify for the dividends received deduction available to corporations.

For the 2017 tax year, the Multi-Strategy Alternatives Portfolio Fund has elected to pass through a credit for taxes paid to foreign jurisdictions. The total amount of income received by the Multi-Strategy Alternatives Portfolio Fund from sources within foreign countries and possessions of the United States was $0.0219 per share, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid by the Fund during the year ended December 31, 2017 from foreign sources was 8.55%. The total amount of foreign taxes paid by the Fund was $0.0018 per share.

TRUSTEES	OFFICERS
Jessica Palmer, Chair	James A. McNamara, President
Kathryn A. Cassidy	Scott M. McHugh, Treasurer, Senior Vice
Diana M. Daniels	President and Principal Financial Officer
Herbert J. Markley	Joseph F. DiMaria, Assistant Treasurer and
James A. McNamara	Principal Accounting Officer
Roy W. Templin	Caroline L. Kraus, Secretary
Gregory G. Weaver

GOLDMAN SACHS & CO. LLC

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Portfolio included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Portfolio in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events and their expected impact on the Portfolio, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Portfolio. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to portfolio securities and information regarding how the Portfolio voted proxies relating to portfolio securities for the 12-month period ended December 31 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Portfolio’s first and third fiscal quarters. The Portfolio’s Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-621-2550.

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of transactions or matters addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Portfolio holdings and allocations shown are as of December 31, 2017 and may not be representative of future investments. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Diversification does not protect an investor from market risk and does not ensure a profit.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Portfolio are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Portfolio.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Portfolio’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Portfolio and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

THIS MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY AND IS PROVIDED SOLELY ON THE BASIS THAT IT WILL NOT CONSTITUTE INVESTMENT OR OTHER ADVICE OR A RECOMMENDATION RELATING TO ANY PERSON’S OR PLAN’S INVESTMENT OR OTHER DECISIONS, AND GOLDMAN SACHS IS NOT A FIDUCIARY OR ADVISOR WITH RESPECT TO ANY PERSON OR PLAN BY REASON OF PROVIDING THE MATERIAL OR CONTENT HEREIN INCLUDING UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 OR DEPARTMENT OF LABOR REGULATIONS. PLAN SPONSORS AND OTHER FIDUCIARIES SHOULD CONSIDER THEIR OWN CIRCUMSTANCES IN ASSESSING ANY POTENTIAL COURSE OF ACTION.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Multi-Strategy Alternatives Portfolio.

© 2018 Goldman Sachs. All rights reserved.

VITMSAAR-18/119291-OTU-698865/585

Goldman

Sachs Variable Insurance Trust

Goldman Sachs Core Fixed Income Fund

Goldman Sachs Equity Index Fund

Goldman Sachs Growth Opportunities Fund

Goldman Sachs High Quality Floating Rate Fund

Annual Report

December 31, 2017

MARKET REVIEW

Goldman Sachs Variable Insurance Trust Funds

Market Review

During the 12 months ended December 31, 2017 (the “Reporting Period”), the U.S. equity market recorded a strong gain, while the broad fixed income market generated modestly positive returns.

Equity Markets

As the Reporting Period began in January 2017, U.S. equities rallied to new highs on prospects of deregulation, tax reform and infrastructure spending as well as on stronger economic data. In March 2017, the Federal Reserve (the “Fed”) raised interest rates for the third time since the 2008 global financial crisis, which was met with dovish market reaction. (Dovish tends to suggest lower interest rates; opposite of hawkish.) U.S. equities were virtually flat, albeit positive, in March 2017 and then continued to climb higher in April 2017 on strong earnings results and receding European political risk. Although the labor market remained strong, economic activity and inflation moderated during the second calendar quarter. In the third calendar quarter, U.S. economic activity and labor market data showed consistent strength, with a reversal of five consecutive downside inflation surprises. Progress on tax reform and strong economic activity data remained supportive for U.S. equities in October and November 2017. The Fed delivered the third rate hike of 2017 in December, as had been widely expected, having done similarly in June 2017, and maintained its projections for three additional interest rate hikes in 2018. U.S. equities gained additional momentum toward the end of the Reporting Period from the passage of a tax reform bill that reduced the corporate tax rate from 35% to 21%. The fourth quarter of 2017 marked the ninth consecutive quarter of positive returns for the S&P 500® Index, its strongest quarterly advance in four years.

U.S. equities, as represented by the Standard & Poor’s 500® Index (the “S&P 500® Index”) gained 21.83% during the Reporting Period. It was a banner year for U.S. equities, with the S&P 500® Index advancing for 12 consecutive months in 2017, a feat that had previously never been accomplished in a single calendar year. U.S. equity market volatility was at historic lows. Information technology, materials and consumer discretionary were the best performing sectors in the S&P 500® Index during the Reporting Period. The weakest performing sectors were telecommunication services and energy, the only two to post negative absolute returns, followed by real estate, which was comparatively weak but generated a positive return during the Reporting Period.

Within the U.S. equity market, there was significant disparity in performance not only among sectors but also among the various capitalization and style segments. While all capitalization segments posted positive returns, large-cap stocks, as measured by the Russell 1000® Index, performed best, followed by mid-cap stocks, as measured by the Russell Midcap® Index, and then at some distance by small-cap stocks, as measured by the Russell 2000® Index. From a style perspective, growth-oriented stocks significantly outpaced value-oriented stocks across the capitalization spectrum. (All as measured by the Russell Investments indices.)

Fixed Income Markets

When the Reporting Period began in the first quarter of 2017, government bond sectors sold off and spread (or non-government bond) sectors generally posted gains. Investors focused on the prospect of pro-growth policies from the U.S. Administration, which helped boost business and consumer sentiment to near record levels, and also on the positive impact of earlier fiscal stimulus in China. Global purchasing managers’ indices (“PMI”) pointed to solid expansion across the largest global economies, the U.S. in particular. In Europe, economic data strengthened and political risk remained contained, as markets weathered the official start of Brexit negotiations. (Brexit refers to the U.K.’s efforts to exit the European Union.) Monetary policy presented few surprises during the first calendar quarter, as the European Central Bank (“ECB”), Bank of Japan (“BoJ”) and Bank of England (“BoE”) kept their respective monetary policies unchanged. In March 2017, the ECB raised its economic growth and inflation forecast. The same month, Fed policymakers hiked interest rates. The U.S. dollar weakened versus many global currencies during the first calendar quarter.

Spread sectors generally recorded positive returns during the second quarter of 2017, though with mixed results relative to government bond sectors. Political developments led to temporary bouts of volatility early in the quarter. However, political risks receded in May 2017 on the centrist candidate’s victory in the French presidential election, which was supportive of French and European peripheral bonds broadly. On the economic front, U.S. core inflation weakened for the third consecutive month in May 2017, casting uncertainty over the pace of Fed monetary tightening. Nonetheless, comments included in minutes from the Fed’s

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MARKET REVIEW

May and June 2017 policy meetings suggested an announcement about how and when the Fed would begin reducing the size of its balance sheet would be made sooner than the markets had previously anticipated. In Europe, economic data continued to surprise to the upside. At its June 2017 policy meeting, the ECB provided an optimistic assessment of the risks to economic growth but revised downward its medium-term inflation forecasts. The ECB, BoJ and BoE left their respective monetary policies unchanged during the second calendar quarter, while the Fed raised interest rates for the second time in 2017 at its June policy meeting. As the quarter came to an end, a string of comments from global central bankers triggered a hawkish market reaction. Global interest rates rose as the market anticipated a faster than expected pace of monetary policy tightening by the BoE, ECB and Bank of Canada (“BoC”). During the second quarter of 2017, the U.S. dollar weakened versus many global currencies.

In the third quarter of 2017, spread sectors broadly advanced, outperforming government bond sectors. The Fed kept its monetary policy unchanged but unveiled its plans for balance sheet normalization. (Balance sheet normalization refers to the steps the Fed takes to reverse quantitative easing and remove the substantial monetary accommodation it has provided to the economy since the financial crisis began in 2007.) This prompted a hawkish market reaction, with the U.S. dollar appreciating and yields on U.S. government bonds rising. However, the U.S. Treasury yield curve only steepened modestly due to geopolitical uncertainty and mixed U.S. economic data, including weak inflation readings. The central banks of other developed countries also set the stage for less accommodative monetary policy. The BoE noted “a majority” of its policymakers were in favor of tightening policy “over the coming months,” while the BoC surprised the markets with two consecutive rate hikes. The market’s expectations for a BoE rate hike in November 2017, along with a constructive tone for Brexit negotiations, drove the British pound higher versus the U.S. dollar. The U.S. dollar also continued to weaken relative to many other global currencies during the third calendar quarter.

During the fourth calendar quarter, spread sector performance was broadly positive, supported by ongoing strength in the global macro environment and contained market, macro and political volatility. Passage of U.S. tax legislation and solid corporate earnings were particularly supportive of U.S. corporate credit. In October 2017, the ECB announced it would reduce its monthly asset purchases from €60 billion to €30 billion for nine months beginning in January 2018, mainly by purchasing fewer sovereign government bonds. The ECB also said its policy rates would remain low for “an extended period of time, and well past the horizon of the net asset purchases.” During the same month, the BoE reversed an emergency interest rate cut, made in August 2016 following the Brexit referendum, and signaled that future monetary policy tightening would be limited, gradual and dependent on the economic reaction to the U.K.’s eventual departure from the European Union. In December 2017, the Fed delivered its third short-term interest rate hike of 2017. The Fed’s dot plot, which shows rate projections of the members of the Fed’s Open Market Committee, indicated that three rate increases were on tap for 2018 and potentially two in 2019. The U.S. dollar weakened further versus many global currencies during the fourth quarter of 2017.

For the Reporting Period overall, sovereign emerging markets debt and high yield corporate bonds outperformed U.S. Treasuries. Investment grade corporate bonds also outpaced U.S. Treasuries. In addition, commercial mortgage-backed securities, agency securities, asset-backed securities and mortgage-backed securities outperformed U.S. Treasuries, though more modestly. The U.S. Treasury yield curve flattened during the Reporting Period, as yields on maturities of seven years and shorter rose and yields on maturities of 10 years and longer fell. The yield on the bellwether 10-year U.S. Treasury edged down approximately five basis points to end the Reporting Period at 2.40%. (A basis point is 1/100th of a percentage point. Yield curve is a spectrum of maturities. A flattening yield curve is one wherein the differential in yields between longer-term and shorter-term maturities narrows.)

Looking Ahead

Equity Markets

At the end of the Reporting Period, we maintained a positive outlook for equities based on economic and earnings growth prospects. For the first year since 2010, consensus global economic growth and earnings per share growth forecasts were positive in all major global regions at the end of the Reporting Period. The U.S. economy continued to offer the strongest growth among developed countries, and there was significant investor and business optimism about the potentially pro-growth policies of the current Administration that could support further economic and earnings growth. However, such optimism may already be reflected in elevated equity valuations and U.S. equity indices reaching all-time highs. That said, we believe there remain pockets of

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MARKET REVIEW

opportunity. At the end of the Reporting Period, we generally liked companies that invest in their future growth through capital expenditures and research and development, rather than those focusing on shareholder returns. While companies with high shareholder returns have historically performed better, those focused on investing for the future have performed better since 2016. We expect this trend to continue with solid economic growth.

Fixed Income Markets

At the end of the Reporting Period, we believed the global economic expansion was likely to continue in 2018. This view was supported, in our opinion, by solid household consumption due to labor market strength, improvement in business investment and continuing accommodative monetary policy conditions. Forward-looking economic activity indicators, such as PMI surveys, remained comfortably in what we consider expansionary territory for most countries, with notable strength in manufacturing data. That being said, global economic growth appears to have reached a pace that is unlikely to be sustainable, in our view. We believe risks are broadly skewed to the downside, though the reasons vary across regions — ranging from the risk of the U.S. economy potentially overheating, which could encourage more abrupt Fed tightening, to less monetary and fiscal support in Europe and less growth-friendly policies in China. Accordingly, we expect global economic growth to pull back somewhat from the above-trend levels seen at the end of the Reporting Period, which we believe will be accompanied by higher fixed income market volatility. We consider the emerging markets, aside from China, a potential bright spot. Therefore, we expect the economies of emerging countries to outperform during 2018, which should widen the gap between their economic growth and that of developed market countries broadly.

Despite solid economic growth momentum, inflationary pressures remained subdued during the Reporting Period. At the end of the reporting period, we expect inflation to trend toward central bank targets as output gaps near or move further into positive territory and as unemployment continues to approach or stay below estimates of the non-accelerating inflation rate of unemployment (i.e., a level of unemployment below which inflation rises).

Regionally, we continue to expect the U.S. to take the lead in unwinding the accommodative monetary policy that was put in place by many of the world’s central banks after the 2008-2009 financial crisis. We think the Fed will raise interest rates three times in 2018, in line with projections provided at its December 2017 policy meeting, while continuing to trim its balance sheet. We also see scope for several other developed markets central banks, including the BoC and Reserve Bank of New Zealand, to tighten monetary policy in 2018, due to domestic economic strength. In contrast, we expect prolonged monetary policy accommodation in Europe and Japan, where core inflation lacks upward momentum.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

INVESTMENT OBJECTIVE

The Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Bloomberg Barclays U.S. Aggregate Bond Index.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fixed Income Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Core Fixed Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2017 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of 3.40% and 3.14%, respectively. This compares to the 3.54% average annual total return of the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (the “Bloomberg Barclays Index”), during the same time period.

What key factors were responsible for the Fund’s performance during the Reporting Period?

During the Reporting Period, the Fund’s top-down country strategy detracted from relative performance, driven by long positions in Canada versus short positions in the U.S. Within our top-down currency strategy, the Fund was hurt by short positions in the euro and the New Taiwan dollar. These results were partially offset by long positions in the Swedish krona, Norwegian krone and New Zealand dollar.

Conversely, the Fund’s top-down cross-sector strategy contributed positively to relative performance. In our cross-sector strategy, we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Bloomberg Barclays Index. Our bottom-up individual issue selection also added to relative returns.

The Fund’s combined tactical duration and yield curve positioning did not have a meaningful impact on performance during the Reporting Period. (Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of maturities.)

Which fixed income market sectors most affected Fund performance during the Reporting Period?

During the Reporting Period, the Fund benefited from its overweight compared to the Bloomberg Barclays Index in asset-backed securities (“ABS”). Its allocations to collateralized loan obligations and non-agency mortgage-backed securities as well as its exposure to the government/swaps sector further aided relative performance. However, an underweight position in agency mortgage-backed securities detracted from its returns. The Fund was underweight agency mortgage-backed securities because we expected their spreads (yield differentials versus U.S. Treasuries of comparable maturity) to become more volatile as the Federal Reserve (the “Fed”) began tapering the reinvestment of its maturing holdings of agency mortgage-backed securities and U.S. Treasuries. We generally expected spreads to widen. In addition, the Fund’s underweight positions relative to the Bloomberg Barclays Index in U.S. corporate bonds, emerging markets corporate bonds and commercial mortgage-backed securities (“CMBS”) detracted from results.

As for individual issue selection, holdings within the government/swaps sector bolstered the Fund’s performance. More specifically, the Fund benefited from issue selection of U.S. government securities as well as investments that facilitated steepening positions on European government bond yield curves. (A steepening yield curve is one wherein the differential in yields between longer-term and shorter-term maturities widens; opposite of flattening.) Within corporate credit, the Fund was helped by our selection of various maturities along the yield curve and its holdings of investment grade corporate bonds in the financial sector. Conversely, issue selection of mortgage backed-securities within the securitized sector detracted from the Fund’s returns during the Reporting Period.

Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

The Fund’s combined duration and yield curve positioning did not have a meaningful impact on relative returns during the Reporting Period. Compared to the Bloomberg Barclays Index, the Fund held a short duration position, which we tactically increased and decreased throughout the Reporting Period, as the U.S. Treasury yield curve flattened. Yields on the front, or

4

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

short-term, end of the yield curve rose on market expectations of and actual Fed interest rate hikes. Long-term yields were subdued on strong demand from pension funds, increased issuance of intermediate-term U.S. Treasury securities and muted inflationary pressures. In our view, the market was underestimating the potential pace of Fed interest rate increases during the Reporting Period and in 2018. In addition, U.S. financial conditions had not materially tightened amidst Fed rate hikes.

How did the Fund use derivatives and similar instruments during the Reporting Period?

As market conditions warranted during the Reporting Period, currency transactions were carried out using primarily over-the-counter (“OTC”) forward foreign exchange contracts. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. OTC forward foreign exchange contracts detracted from Fund performance during the Reporting Period. In addition, Treasury futures were employed as warranted to facilitate specific duration, yield curve and country strategies. During the Reporting Period, Treasury futures contributed positively to Fund results. Swaptions (options on interest rate swap contracts), which were used to express our interest rate views and to hedge volatility and yield curve risks in the Fund, did not have a meaningful impact on the Fund’s performance during the Reporting Period. Interest rate swaps, which were used to manage exposure to fluctuations in interest rates, detracted from Fund performance during the Reporting Period. Additionally, the Fund employed credit default swaps to implement specific credit-related investment strategies, including management of the Fund’s exposure to credit spreads. Credit default swaps did not have a material impact on the Fund’s results during the Reporting Period. The Fund also used inflation-linked swaps to express our views on U.K. inflation. Inflation-linked swaps did not have a meaningful impact on the Fund’s performance during the Reporting Period. Overall, we employ derivatives and similar instruments for the efficient management of the Fund’s portfolio. Derivatives and similar instruments allow us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.

Were there any notable changes in the Fund’s weightings versus the Bloomberg Index during the Reporting Period?

During the Reporting Period, we reduced the Fund’s underweight relative to the Bloomberg Barclays Index in U.S. government securities. We increased its overweight position in ABS. In March 2017, we shifted the Fund from a small overweight in sovereign emerging markets debt to a small underweight position because of tight valuations and commodity price uncertainty. In October 2017, we moved the Fund to a rather neutral position compared to the Bloomberg Barclays Index in sovereign emerging markets debt.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

There were no changes to the Fund’s portfolio management team during the Reporting Period.

How was the Fund positioned relative to the Bloomberg Barclays Index at the end of the Reporting Period?

At the end of the Reporting Period, the Fund was underweight U.S. government securities compared to the Bloomberg Barclays Index on a market-value weighted basis. The Fund was overweight ABS and investment grade corporate bonds. (As measured by contribution to duration, the Fund was rather neutral in corporate credit.) On a market-value weighted basis, the Fund was underweight agency mortgage-backed securities, especially mortgage-backed pass-through securities. (Pass-through mortgages consist of a pool of residential mortgage loans, where homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors.) The Fund was marginally overweight non-agency mortgage-backed securities and marginally underweight CMBS. The Fund was neutral relative to the Bloomberg Barclays Index in quasi-government bonds and emerging markets debt. It did not have any exposure to covered bonds at the end of the Reporting Period. (Covered bonds are securities created from either mortgage loans or public sector loans.)

5

FUND BASICS

Core Fixed Income Fund

As of December 31, 2017

STANDARDIZED TOTAL RETURNS1

For the period ended 12/31/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional	3.40%	N/A	N/A	2.22%	4/30/13
Service	3.14	2.04%	3.56%	3.87	1/09/06

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.42%	0.65%
Service	0.67	0.91

[2]	The expense ratios of the Fund, both current (net of any fee waivers and/or expense limitations) and before waivers (gross of any fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s fee waivers and/or expense limitations will remain in place through at least April 28, 2018, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

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FUND BASICS

FUND COMPOSITION3

[3]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[4]	“Mortgage-Backed Securities” are guaranteed by the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the United States Government.

[5]	“U.S. Government Agency Securities” include agency securities offered by companies such as FNMA and the Federal Home Loan Bank (“FHLB”), which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

7

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Performance Summary

December 31, 2017

The following graph shows the value, as of December 31, 2017, of a $10,000 investment made on January 1, 2008 in Service Shares. For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses, but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown, and in their absence, performance would be reduced. Performance of Institutional Shares will vary from Service Shares due to differences in class specific fees. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Core Fixed Income Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2008 through December 31, 2017.

Average Annual Total Return through December 31, 2017	One Year	Five Years	Ten Years	Since Inception
Institutional (Commenced April 30, 2013)	3.40%	N/A	N/A	2.22%
Service (Commenced January 9, 2006)	3.14%	2.04%	3.56%	3.87%

8

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

INVESTMENT OBJECTIVE

The Fund seeks to achieve investment results that correspond to the aggregate price and yield performance of a benchmark index that measures the investment returns of large capitalization stocks.

Portfolio Management Discussion and Analysis

Below, SSgA Funds Management, Inc. (“SSgA”), the Fund’s Subadviser, discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Equity Index Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2017 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Service Shares generated an average annual total return of 21.29%. This compares to the 21.83% average annual total return of the Fund’s benchmark, the Standard & Poor’s 500® Index (with dividends reinvested) (the “S&P 500® Index”), during the same time period.

During the Reporting Period, which sectors and which industries in the S&P 500® Index were the strongest contributors to the Fund’s performance?

Nine of the 11 sectors in the S&P 500® Index recorded gains during the Reporting Period. In terms of total return, the sectors that made the strongest positive contributions to the S&P 500® Index and to the Fund were information technology, materials and consumer discretionary. The largest sector by weighting in the S&P 500® Index at the end of the Reporting Period was information technology at a weighting of 23.75%. The industries with the strongest performance in terms of total return were casinos/gambling; homebuilding; electronics/appliance stores; electronic production equipment; and Internet retail.

On the basis of impact (which takes both total returns and weightings into account), the sectors that made the strongest positive contributions to the S&P 500® Index and to the Fund were information technology, health care and financials. The industries with the strongest performance on the basis of impact were Internet software/services; packaged software; telecommunications equipment; semiconductors; and medical specialties.

Which sectors and industries in the S&P 500® Index were the weakest contributors to the Fund’s performance?

In terms of total return, during the Reporting Period, the weakest performing sectors were telecommunication services, energy and real estate. The weakest performing industries in terms of total return were specialty telecommunications; contract drilling; food retail; oilfield services/equipment; and advertising/marketing services.

On the basis of impact, the weakest performing sectors were energy, telecommunication services and real estate. The weakest performing industries on the basis of impact were oilfield services/equipment; oil and gas production; industrial conglomerates; specialty stores; and major telecommunications.

Which individual stocks were the top performers, and which were the greatest detractors?

On the basis of impact, the stocks that made the strongest positive contribution during the Reporting Period were Alphabet, Amazon.com, Apple, Facebook and Microsoft. The weakest performers were Schlumberger, General Electric, Exxon Mobil, AT&T and Anadarko Petroleum.

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, the Fund did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, equity index futures were used to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of equity index futures. We also used these equity index futures to provide liquidity for daily cash flow requirements. Equity index futures had a neutral impact on the Fund’s performance during the Reporting Period.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

On January 3, 2017, co-portfolio manager John Tucker no longer served as a Portfolio Manager for the Fund. By design, all investment decisions for the Fund are performed within a co-lead or team structure. Effective January 3, 2017, Daniel TenPas, Principal and Portfolio Manager, replaced Mr. Tucker as Portfolio Manager for the Fund. Mr. TenPas joined Michael Feehily,

9

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Senior Managing Director and the Head of Global Equity Beta Solutions in the Americas of SSgA, and Melissa Kapitulik, Vice President and Senior Portfolio Manager of SSgA, both of whom have managed the Fund since 2014.

What changes were made to the makeup of the S&P 500® Index during the Reporting Period?

Thirty-six stocks were removed from the S&P 500® Index during the Reporting Period. They were AutoNation, Bed Bath & Beyond, Bioverativ, Cars.com, Conduent, Delphi Technologies, Dun & Bradstreet, E. I. du Pont de Nemours and Company, Endo International, Everett SpinCo, First Solar, Frontier Communications, GetGo, Harman International Industries, JBG Smith Properties, Lennar B, Level 3 Communications, Linear Technology, Mallinckrodt, Mead Johnson Nutrition, Murphy Oil, Pitney Bowes, Reynolds American, Ryder System, Seattle SpinCo, Southwestern Energy, Spectra Energy, St. Jude Medical, Staples, TEGNA, Teradata, Transocean, Urban Outfitters, Varex Imaging, Whole Foods Market and Yahoo. There were 36 stocks added to the S&P 500® Index during the Reporting Period. They were Advanced Micro Devices, Alexandria Real Estate Equities, Align Technology, ANSYS, Bioverativ, Brighthouse Financial, Cadence Design Systems, Cars.com, CBOE Holdings, Conduent, Delphi Technologies, DISH Network A, DXC Technology Company, Duke Realty, Everest Re Group, Everett SpinCo, Gartner, GetGo, Hilton Worldwide Holdings, IDEXX Laboratories, IHS Markit, Incyte, JBG Smith Properties, Lennar B, MGM Resorts International, Packaging Corporation of America, Norwegian Cruise Line Holdings, Quintiles IMS Holdings, Raymond James Financial, Regency Centers, ResMed, SBA Communications, Seattle SpinCo, Smith A.O., Synopsys and Varex Imaging.

The source of the data included in the above Portfolio Management Discussion and Analysis with respect to the Goldman Sachs Equity Index Fund is FactSet as of 12/31/17.

Characteristics presented are calculated using the month end market value of holdings, except for beta and standard deviation, if shown, which use month end return values. Averages reflect the market weight of securities in the portfolio. Market data, prices, and dividend estimates for characteristics calculations provided by FactSet Research Systems, Inc. All other portfolio data provided by SSgA. Characteristics are as of the date indicated, are subject to change, and should not be relied upon as current thereafter.

Past performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

SSgA may have or may seek investment management or other business relationships with companies discussed in this material or affiliates of those companies, such as their officers, directors and pension plans.

The views expressed in this material are the views of SSgA’s Global Equity Beta Solutions Team through the period ended December 31, 2017 and are subject to change based on market and other conditions. All information has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

10

FUND BASICS

Equity Index Fund

as of December 31, 2017

STANDARDIZED TOTAL RETURNS1

For the period ended 12/31/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Service	21.29%	15.28%	8.10%	8.21%	1/09/06

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Service	0.48%	0.73%

[2]	The expense ratios of the Fund, both current (net of any fee waivers and/or expense limitations) and before waivers (gross of any fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s fee waivers and/or expense limitations will remain in place through at least April 28, 2018, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 12/31/173

Holding	% of Net Assets	Line of Business
Apple, Inc.	3.8%	Technology Hardware & Equipment
Microsoft Corp.	2.9	Software & Services
Amazon.com, Inc.	2.0	Retailing
Facebook, Inc. Class A	1.8	Software & Services
Berkshire Hathaway, Inc. Class B	1.7	Diversified Financials
Johnson & Johnson	1.6	Pharmaceuticals, Biotechnology & Life Sciences
JPMorgan Chase & Co.	1.6	Banks
Exxon Mobil Corp.	1.5	Energy
Alphabet, Inc. Class C	1.4	Software & Services
Alphabet, Inc. Class A	1.4	Software & Services

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

11

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS4

As of December 31, 2017

[4]	The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of total market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 0.1% of the Fund’s net assets at December 31, 2017. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

12

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Performance Summary

December 31, 2017

The following graph shows the value, as of December 31, 2017, of a $10,000 investment made in the Fund on January 1, 2008. For comparative purposes, the performance of the Fund’s benchmark, the S&P 500 Index (with distributions reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses, but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown, and in their absence, performance would be reduced. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Equity Index Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2008 through December 31, 2017.

Average Annual Total Return through December 31, 2017	One Year	Five Years	Ten Years	Since Inception
Equity Index Fund (Commenced January 9, 2006)	21.29%	15.28%	8.10%	8.21%

13

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Investment Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Growth Opportunities Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2017 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of 27.14% and 26.92%, respectively. These returns compare to the 25.27% average annual total return of the Fund’s benchmark, the Russell Midcap® Growth Index (with dividends reinvested) (the “Russell Index”), during the same time period.

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund outperformed the Russell Index during the Reporting Period primarily due to stock selection.

Which equity market sectors helped and hurt Fund performance?

Our bottom-up approach focuses on security selection, and as a result, we do not make active sector-level investment decisions. That said, on a sector level, stock selection in the consumer staples, health care and industrials sectors contributed positively to the Fund’s relative returns. Stock selection in one sector — financials — detracted from relative performance.

Which individual stocks added to the Fund’s relative performance during the Reporting Period?

The Fund benefited most relative to the Russell Index from its investments in Panera Bread, Roper Technologies and C.R. Bard.

Panera Bread was the top positive contributor to the Fund’s relative returns during the Reporting Period. Shares of the fast-casual restaurant chain advanced on news of strong fourth quarter 2016 results, with its earnings ahead of market estimates as driven by better than market expected operating margins. The company also announced record new store sales volume and provided better than market expected 2017 guidance. In the spring of 2017, its shares surged higher after the restaurant chain agreed to a buyout by JAB Holding Company. The premium offered was, in our view, positive recognition of Panera Bread’s earlier investments to improve efficiencies and grow margins. After the stock’s strong performance and a potential shift in leadership, we decided to exit the Fund’s position and look for opportunities elsewhere.

Roper Technologies, a provider of engineered products to global niche markets, was another of the Fund’s top contributors. Its stock price was pushed higher by strong quarterly results that beat market estimates on earnings per share. We think Roper Technologies’ margins and its cash return on invested capital (“CROI”) could continue to expand as it transitions from an industrial company to one that is more software aligned. (CROI is a method of valuation that compares a company’s cash return to its equity.) At the end of the Reporting Period, the Fund continued to hold the stock, as we are optimistic about what we consider to be the company’s innovative measures, disciplined capital deployment and solid management execution ability.

Notable contributor C.R. Bard, a multinational developer, manufacturer and marketer of medical devices, announced it had accepted a buyout offer from Becton Dickinson, causing its stock price to rise. We have long viewed C.R. Bard as a strong business franchise with favorable long-term prospects and a high quality management team. We decided to exit the Fund’s position in the stock as we sought to capture profits.

Which individual stocks detracted from the Fund’s performance during the Reporting Period?

During the Reporting Period, Advance Auto Parts, Middleby and Ross Stores were top detractors from the Fund’s relative performance.

The Fund’s leading detractor was Advance Auto Parts, which was weak throughout the Reporting Period on a combination of concerns around increased competition in the auto parts industry and weaker than market expected earnings. The auto parts retailer also announced first fiscal quarter 2017 earnings that were lower than market estimates, causing its stock to fall further. While we still believed the company was attractively valued and expected to see continued comparable store sales growth, we decided to eliminate the Fund’s position as we felt the risk/reward opportunity was less compelling given the competitive headwinds.

14

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Another key detractor during the Reporting Period was Middleby, which designs, manufactures and distributes kitchen equipment around the world. Its shares declined during the first half of the Reporting Period, as the company reported mixed first quarter 2017 results, delivering impressive margin expansion but failing to grow revenues at the pace investors had expected. Its management explained the weakness as delayed capital expenditure spending by U.S.-based restaurants. In our opinion, the weakness was a short-term challenge. We also believed Middleby has what we consider a best-in-class product line that positions it well going forward. In our view, its stock’s decline provided a strong risk/reward opportunity for us to increase the Fund’s investment in the name at attractive valuations. In fact, during November and December 2017, the company’s share price rose sharply. At the end of the Reporting Period, we continued to believe Middleby’s market share gains, partnerships with strong franchises and innovative products positioned it as an industry leader.

Ross Stores also detracted from the Fund’s relative returns, with most of the decline occurring in the first half of the Reporting Period. In May 2017, the off-price retailer announced strong earnings, beating market expectations for comparable store sales and earnings per share. Despite the strong earnings, fears that Amazon.com and other e-commerce companies might displace physical stores and increase competition was a headwind for its stock price, causing it to drop in June 2017. In our view, Ross Stores is well positioned within its industry, and we believe it is relatively insulated from Amazon.com pressures because it is an off-price retailer. We also think it was attractively valued for a high quality company, a view that seemed to be confirmed by the market in the second half of the Reporting Period when the stock performed strongly. At the end of the Reporting Period, we remained encouraged by Ross Stores’ consistent sales and earnings growth over time, strong free cash flows and demonstrated track record of returning capital to investors.

Did the Fund make any significant purchases or sales during the Reporting Period?

Among the positions initiated by the Fund during the Reporting Period was an investment in Dunkin’ Brands Group. We were encouraged by the new president of the U.S. business. The company vision includes cutting the number of products held in stores while boosting advertising spending. In our view, these changes will contribute to an improved customer experience and increased revenues as management cuts unnecessary expenses. Overall, we believe Dunkin’ Brands Group presents a strong growth story at an attractive valuation.

We also added a Fund position in Lam Research, a supplier of wafer fabrication equipment and services to the semiconductor industry. In addition, the company designs systems that are used in the fabrication of integrated circuits. We think Lam Research is well-positioned to continue benefiting from industry-wide inflections, which are driving increased capital intensity and market share growth potential. (Capital intensity is the amount of fixed or real capital present in relation to other factors of production, especially labor.) In our opinion, the company was attractively valued relative to its peers at the time of purchase and has a history of substantial capital return to shareholders.

During the Reporting Period, the Fund’s most notable sales were Panera Bread and C.R. Bard, which have both been previously mentioned.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

Changes to the Fund’s sector weightings relative to the Russell Index are due to our stock selection. As a result of these decisions during the Reporting Period, the Fund moved from an underweight position in the health care sector to an overweight position. It shifted from an overweight position in telecommunication services to a neutral position.

How did the Fund use derivatives and similar instruments during the Reporting Period?

The Fund did not use derivatives or similar instruments within its investment process during the Reporting Period.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

There were no changes to the Fund’s portfolio management team during the Reporting Period.

How was the Fund positioned relative to the Russell Index at the end of the Reporting Period?

As mentioned, the Fund’s sector positioning relative to the Russell Index is the result of our stock selection, as we take a pure bottom-up, research-intensive approach to investing. From that perspective, then, at the end of the Reporting Period, the Fund’s portfolio was broadly diversified with overweight positions compared to the Russell Index in the health care and financials sectors. The Fund had smaller weightings than the Russell Index in the consumer discretionary and information technology sectors at the end of the Reporting Period. It was relatively neutral compared to the Russell Index at the end of the Reporting Period in the industrials, materials, energy, utilities, consumer staples, telecommunication services and real estate sectors.

15

FUND BASICS

Growth Opportunities Fund

as of December 31, 2017

STANDARDIZED TOTAL RETURNS1

For the period ended 12/31/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional	27.14%	N/A	N/A	11.07%	4/30/13
Service	26.92	12.37%	8.69%	9.02	1/09/06

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.85%	1.16%
Service	1.01	1.40

[2]	The expense ratios of the Fund, both current (net of any fee waivers and/or expense limitations) and before waivers (gross of any fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s fee waivers and/or expense limitations will remain in place through at least April 28, 2018, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 12/31/173

Holding	% of Net Assets	Line of Business
Amphenol Corp. Class A	2.9%	Technology Hardware & Equipment
Roper Technologies, Inc.	2.9	Capital Goods
Middleby Corp. (The)	2.5	Capital Goods
Zoetis, Inc.	2.3	Pharmaceuticals, Biotechnology & Life Sciences
Northern Trust Corp.	2.2	Diversified Financials
Illumina, Inc.	2.2	Pharmaceuticals, Biotechnology & Life Sciences
Dunkin’ Brands Group, Inc.	2.2	Consumer Services
Global Payments, Inc.	2.0	Software & Services
Agilent Technologies, Inc.	2.0	Pharmaceuticals, Biotechnology & Life Sciences
Avery Dennison Corp.	2.0	Materials

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

16

FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATIONS4

As of December 31, 2017

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 0.6% of the Fund’s net assets at December 31, 2017. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Performance Summary

December 31, 2017

The following graph shows the value, as of December 31, 2017, of a $10,000 investment made on January 1, 2008 in Service Shares. For comparative purposes, the performance of the Fund’s benchmark, the Russell Midcap Growth Index (with distributions reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses, but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown, and in their absence, performance would be reduced. Performance of Institutional Shares will vary from Service Shares due to differences in class specific fees. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Growth Opportunities Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2008 through December 31, 2017.

Average Annual Total Return through December 31, 2017	One Year	Five Years	Ten Years	Since Inception
Institutional (Commenced April 30, 2013)	27.14%	N/A	N/A	11.07%
Service (Commenced January 9, 2006)	26.92%	12.37%	8.69%	9.02%

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide a high level of current income, consistent with low volatility of principal.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fixed Income Portfolio Management Team discusses the Goldman Sachs High Quality Floating Rate Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2017 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional, Service and Advisor Shares generated average annual total returns of 1.62%, 1.47% and 1.26%, respectively. These returns compare to the 0.86% average annual total return of the Fund’s benchmark, the ICE BofAML® Three-Month U.S. Treasury Bill Index (the “BofA Index”), during the Reporting Period.

We note that the Fund’s benchmark being the BofA Index is a means of emphasizing that the Fund has an unconstrained strategy. That said, this Fund employs a benchmark agnostic strategy and thus comparisons to a benchmark index are not particularly relevant.

What key factors had the greatest impact on the Fund’s performance during the Reporting Period?

During the Reporting Period, our top-down cross-sector strategy contributed most positively to the Fund’s performance. In our cross-sector strategy, we invest Fund assets based on a discipline of valuing each fixed income sector in the context of all investment opportunities within the Fund’s universe. Our individual issue selection also added to relative returns.

Conversely, the Fund’s combined tactical duration and yield curve positioning detracted from results. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates a spectrum of maturities.

Which fixed income market sectors helped or hurt Fund performance during the Reporting Period?

Our cross-sector strategy added most to the Fund’s relative returns during the Reporting Period. The Fund benefited from its overweight versus the BofA Index in agency mortgage-backed securities and asset backed securities (“ABS”). Although agency mortgage-backed securities faced some headwinds in early 2017, as U.S. Treasury yields fell, they were supported toward the end of the calendar year by strong carry and low volatility levels. Agency mortgage-backed securities outperformed duration-neutral U.S. Treasuries by 16 basis points in December 2017, 24 basis points in the fourth calendar quarter and 52 basis points during the Reporting Period overall. (A basis point is 1/100th of a percentage point.) Also adding to the Fund’s performance during the Reporting Period was its allocation to collateralized loan obligations. Conversely, the Fund’s lack of exposure to U.S. Treasuries detracted slightly from results.

In addition, individual issue selection contributed positively to relative returns during the Reporting Period. Within the government/swaps sector, our selection of short maturity U.S. Treasuries bolstered performance. Within the securitized sector, our selection of ABS proved positive for results. These gains were offset slightly by the Fund’s selection of agency adjustable-rate mortgage-backed securities, which detracted.

Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

The Fund’s combined tactical duration and yield curve positioning detracted from performance during the Reporting Period. Compared to the BofA Index, the Fund held a short duration position, which we tactically increased and decreased throughout the Reporting Period, as the U.S. Treasury yield curve flattened. Yields on the front, or short-term, end of the yield curve rose on market expectations of Federal Reserve (“Fed”) interest rate hikes. Long-term yields were subdued on strong demand from pension funds, increased issuance of intermediate-term U.S. Treasury securities and muted inflationary pressures. In our view, the market was underestimating the potential pace of Fed interest rate increases during the Reporting Period and in 2018. In addition, U.S. financial conditions had not materially tightened amidst Fed rate hikes.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

During the Reporting Period, we increased the Fund’s exposure to ABS and collateralized mortgage obligations as well as its cash position. We reduced its exposure to U.S. Treasuries. In addition, we decreased the Fund’s exposure to the three- to 10-year segments of the U.S. Treasury yield curve and increased its exposure to the seven-year segment.

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

How did the Fund use derivatives and similar instruments during the Reporting Period?

As market conditions warranted, the Fund used Treasury futures to manage the duration and term structure of the Fund. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) In addition, the Fund employed interest rate swaps to manage interest rate risk and to express our views on the direction of interest rates. The use of derivatives overall had a negative impact on the Fund performance during the Reporting Period.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

There were no changes to the Fund’s portfolio management team during the Reporting Period.

How was the Fund positioned relative to the BofA Index at the end of the Reporting Period?

At the end of the Reporting Period, the Fund had little exposure to U.S. government securities, which represent 100% of the BofA Index. The Fund had positions in ABS, agency collateralized mortgage obligations, residential mortgage-backed securities, agency adjustable-rate mortgage-backed securities and mortgage pass-through securities, none of which are represented in the BofA Index. (Pass-through mortgages consist of a pool of residential mortgage loans, where homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors.)

20

FUND BASICS

High Quality Floating Rate Fund

as of December 31, 2017

STANDARDIZED TOTAL RETURNS1

For the period ended 12/31/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional	1.62%	N/A	N/A	0.74%	4/30/13
Service	1.47	0.47%	2.60%	3.09	1/09/06
Advisor	1.26	N/A	N/A	0.48	10/15/14

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.36%	0.79%
Service	0.61	1.05
Advisor	0.76	1.19

[2]	The expense ratios of the Fund, both current (net of any fee waivers and/or expense limitations) and before waivers (gross of any fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s fee waivers and/or expense limitations will remain in place through at least April 28, 2018, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

21

FUND BASICS

FUND COMPOSITION3

[3]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. Underlying sector allocations of investment companies held by the Fund are not reflected in the graph above. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[4]	Mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the United States Government.

[5]	“U.S. Government Agency Security” includes agency securities offered by companies such as FNMA and the Federal Home Loan Bank (“FHLB”), which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

Performance Summary

December 31, 2017

The following graph shows the value, as of December 31, 2017, of a $10,000 investment made on January 1, 2008 in Service Shares. For comparative purposes, the performance of the Fund’s benchmark, the ICE BofAML® Three-Month U.S. Treasury Bill Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses, but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown, and in their absence, performance would be reduced. Performance of Institutional and Advisor Shares will vary from Service Shares due to differences in class specific fees. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

High Quality Floating Rate Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2008 through December 31, 2017.

Average Annual Total Return through December 31, 2017	One Year	Five Years	Ten Years	Since Inception
Institutional (Commenced April 30, 2013)	1.62%	N/A	N/A	0.74%
Service (Commenced January 9, 2006)	1.47%	0.47%	2.60%	3.09%
Advisor (Commenced October 15, 2014)	1.26%	N/A	N/A	0.48%

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Index Definitions

Bloomberg Barclays U.S. Aggregate Bond Index is a broad based index that follows the U.S. dollar denominated investment grade fixed rate taxable bond market. It includes U.S. Treasuries, agency and corporate securities, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities.

S&P 500® Index is a U.S. stock market index based on the market capitalizations of 500 large companies having common stock listed on the New York Stock Exchange or NASDAQ. The S&P 500® Index components and their weightings are determined by S&P Dow Jones Indices.

Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. The Russell Midcap® Index includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000® Index companies. The Russell Midcap® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Russell Midcap® Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set.

Russell Midcap® Growth Index is an unmanaged index that measures the performance of those companies in the Russell Midcap® Index with higher price-to-book ratios and higher forecasted growth values. Its figures do not reflect any deduction for fees, expenses or taxes.

Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. The Russell 1000® Index is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market. The Russell 1000® Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. The Russell 2000® Index includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

ICE BofAML® Three-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income. It is composed of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding U.S. Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. While the index will often hold the U.S. Treasury Bill issued at the most recent three-month auction, it is also possible for a seasoned six-month U.S. Treasury Bill to be selected.

It is not possible to invest directly in an unmanaged index.

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments

December 31, 2017

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Bonds – 38.4%
Automobiles & Components – 0.5%
Ford Motor Credit Co. LLC
$475,000	5.875%	08/02/2021	$521,600

Banks – 10.9%
American Express Co.(a)
75,000	3.625	12/05/2024	77,171
Banco Santander SA
200,000	3.125	02/23/2023	198,982
Bank of America Corp.
325,000	(3 Mo. LIBOR + 0.66%), 2.369(a)(b)	07/21/2021	324,431
225,000	4.125	01/22/2024	239,300
149,000	4.000	04/01/2024	157,512
125,000	3.248(a)	10/21/2027	124,040
225,000	(3 Mo. LIBOR + 1.58%), 3.824(a)(b)	01/20/2028	232,733
245,000	(3 Mo. LIBOR + 1.04%), 3.419(a)(b)(c)	12/20/2028	245,052
Bank of Montreal(a)(b)
125,000	(5 Yr. Swap Rate + 1.43%), 3.803	12/15/2032	123,579
Bank of New York Mellon Corp. (The)(a)
75,000	3.300	08/23/2029	74,763
Bank of Tokyo-Mitsubishi UFJ Ltd. (The)(c)
300,000	2.150	09/14/2018	300,302
Citigroup, Inc.
200,000	3.400	05/01/2026	201,195
75,000	4.125	07/25/2028	77,299
Compass Bank(a)
375,000	2.750	09/29/2019	376,037
Credit Agricole SA(c)
250,000	3.250	10/04/2024	248,318
Credit Suisse AG
325,000	2.300	05/28/2019	325,315
Credit Suisse Group Funding Guernsey Ltd.
400,000	3.125	12/10/2020	404,811
Deutsche Bank AG
50,000	2.500	02/13/2019	49,980
275,000	2.700	07/13/2020	273,839
Discover Financial Services(a)
225,000	3.750	03/04/2025	226,485
HSBC Holdings plc
225,000	3.400	03/08/2021	229,972
225,000	(3 Mo. LIBOR + 1.06%), 3.262(a)(b)	03/13/2023	228,132
ING Bank NV(a)(b)
325,000	(5 Yr. Swap Rate + 2.70%), 4.125	11/21/2023	328,225
Intesa Sanpaolo SpA
350,000	3.875	01/16/2018	350,234
JPMorgan Chase & Co.
450,000	4.400	07/22/2020	472,741
275,000	2.700(a)	05/18/2023	273,197
40,000	3.625(a)	12/01/2027	40,431

Corporate Bonds – (continued)
Banks – (continued)
$225,000	(3 Mo. LIBOR + 1.34%), 3.782%(a)(b)	02/01/2028	$233,156
JPMorgan Chase & Co. Series Z(a)(b)
250,000	(3 Mo. LIBOR + 3.80%), 5.300	12/31/2049	259,275
KBC Bank NV(a)(b)
200,000	(5 Yr. Swap Rate + 7.10%), 8.000	01/25/2023	200,944
KeyCorp
400,000	2.900	09/15/2020	403,743
Kreditanstalt fuer Wiederaufbau(d)
1,000,000	1.125	08/06/2018	996,674
Lloyds Bank plc
175,000	2.300	11/27/2018	175,440
Macquarie Bank Ltd.(c)
25,000	6.625	04/07/2021	27,591
Mizuho Financial Group, Inc.
450,000	2.601	09/11/2022	442,918
Morgan Stanley
150,000	(3 Mo. LIBOR + 1.40%), 2.765(a)(b)	10/24/2023	154,267
650,000	3.700	10/23/2024	671,663
75,000	3.625	01/20/2027	76,759
Morgan Stanley Series F
100,000	3.875	04/29/2024	104,408
Regions Bank
250,000	7.500	05/15/2018	255,006
Royal Bank of Scotland Group plc
227,000	3.875	09/12/2023	230,846
Synchrony Financial(a)
350,000	2.600	01/15/2019	350,662
UBS Group Funding Switzerland AG(c)
350,000	3.000	04/15/2021	352,457
Wells Fargo & Co.
650,000	3.000	10/23/2026	637,102
Westpac Banking Corp.(a)(b)
150,000	(5 Yr. Swap Rate + 2.24%), 4.322	11/23/2031	154,547

			11,931,534

Capital Goods(a) – 0.4%
Northrop Grumman Corp.
225,000	2.930	01/15/2025	223,663
200,000	3.250	01/15/2028	200,292

			423,955

Commercial Services – 0.5%
Rensselaer Polytechnic Institute
475,000	5.600	09/01/2020	508,128

Consumer Services(a) – 0.3%
Marriott International, Inc.
125,000	2.875	03/01/2021	125,803
250,000	2.300	01/15/2022	245,445

			371,248

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

December 31, 2017

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Bonds – (continued)
Diversified Financials – 0.3%
General Motors Financial Co., Inc.
$125,000	3.250%		05/15/2018	$125,470
175,000	3.500		07/10/2019	177,637

				303,107

Diversified Manufacturing(a) – 0.2%
Roper Technologies, Inc.
125,000	3.000		12/15/2020	126,488
100,000	2.800		12/15/2021	100,176

				226,664

Electric – 2.2%
Arizona Public Service Co.(a)
125,000	2.950		09/15/2027	123,113
Dominion Energy, Inc.
250,000	2.579		07/01/2020	250,105
Emera US Finance LP(a)
125,000	2.700		06/15/2021	124,696
Entergy Corp.(a)
125,000	2.950		09/01/2026	121,618
Exelon Corp.(a)
125,000	3.497		06/01/2022	127,388
Florida Power & Light Co.(a)
193,000	4.125		02/01/2042	213,167
NiSource Finance Corp.(a)
275,000	3.490		05/15/2027	279,906
Pacific Gas & Electric Co.(a)
100,000	3.500		06/15/2025	102,232
Progress Energy, Inc.
350,000	7.000		10/30/2031	467,701
Puget Sound Energy, Inc. Series A(a)(b)
(3 Mo. LIBOR + 2.53%),
150,000	4.011		06/01/2067	147,187
Southern California Edison Co.(a)
175,000	4.050		03/15/2042	187,909
Southern Co. (The)(a)
225,000	2.350		07/01/2021	223,665

				2,368,687

Energy – 2.6%
Anadarko Petroleum Corp.
35,000	3.450	(a)	07/15/2024	34,855
50,000	5.550	(a)	03/15/2026	56,099
50,000	6.450		09/15/2036	61,241
Apache Corp.(a)
50,000	2.625		01/15/2023	49,032
Baker Hughes a GE Co. LLC(a)(c)
200,000	3.337		12/15/2027	199,664
Canadian Natural Resources Ltd.(a)
100,000	3.850		06/01/2027	102,067
ConocoPhillips Co.(a)
25,000	3.350		11/15/2024	25,739
Devon Energy Corp.(a)
25,000	4.000		07/15/2021	26,034
75,000	5.600		07/15/2041	88,400

Corporate Bonds – (continued)
Energy – (continued)
$30,000	4.750%		05/15/2042	$31,767
Dolphin Energy Ltd.(c)
28,032	5.888		06/15/2019	28,768
Energy Transfer LP(a)
75,000	4.650		06/01/2021	78,725
75,000	4.750		01/15/2026	77,811
Kinder Morgan Energy Partners LP(a)
150,000	5.400		09/01/2044	158,589
Kinder Morgan, Inc.(a)
425,000	3.050		12/01/2019	428,723
Petroleos Mexicanos
30,000	5.500		02/04/2019	30,937
60,000	6.375		02/04/2021	65,250
120,000	6.500	(c)	03/13/2027	131,400
13,000	5.500		06/27/2044	12,009
70,000	5.625		01/23/2046	64,925
80,000	6.750	(c)	09/21/2047	83,558
Pioneer Natural Resources Co.(a)
125,000	3.450		01/15/2021	127,516
70,000	3.950		07/15/2022	72,961
Plains All American Pipeline LP(a)
50,000	3.650		06/01/2022	50,291
100,000	3.850		10/15/2023	99,525
125,000	4.500		12/15/2026	126,713
Sabine Pass Liquefaction LLC(a)
175,000	6.250		03/15/2022	194,710
175,000	5.625		03/01/2025	193,027
Valero Energy Corp.
100,000	3.650		03/15/2025	102,686

				2,803,022

Food & Beverage – 1.7%
Anheuser-Busch InBev Finance, Inc.(a)
675,000	2.650		02/01/2021	678,387
200,000	3.650		02/01/2026	206,396
100,000	4.700		02/01/2036	111,815
Kraft Heinz Foods Co.(a)
100,000	2.800		07/02/2020	100,577
75,000	3.950		07/15/2025	77,465
125,000	4.375		06/01/2046	123,819
Molson Coors Brewing Co.(a)
50,000	2.100		07/15/2021	49,007
75,000	3.000		07/15/2026	73,408
Smithfield Foods, Inc.(c)
125,000	2.700		01/31/2020	124,184
Suntory Holdings Ltd.(c)
275,000	2.550		09/29/2019	275,331

				1,820,389

Food & Staples Retailing(a) – 0.7%
CVS Health Corp.
125,000	2.800		07/20/2020	125,521
125,000	4.125		05/15/2021	129,871
225,000	3.500		07/20/2022	229,185
75,000	3.875		07/20/2025	77,240

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Bonds – (continued)
Food & Staples Retailing(a) – (continued)
$175,000	2.875%		06/01/2026	$167,783
25,000	5.125		07/20/2045	28,652

				758,252

Health Care Equipment & Services – 1.5%
Aetna, Inc.(a)
75,000	2.800		06/15/2023	73,813
Becton Dickinson and Co.
175,000	2.675		12/15/2019	175,632
275,000	2.894	(a)	06/06/2022	273,280
275,000	3.363	(a)	06/06/2024	275,768
260,000	3.000	(a)(c)	05/15/2026	257,470
100,000	4.685	(a)	12/15/2044	109,350
Medtronic, Inc.
75,000	2.500		03/15/2020	75,444
150,000	3.150		03/15/2022	153,637
Stryker Corp.(a)
50,000	2.625		03/15/2021	50,118
125,000	3.375		11/01/2025	127,983
UnitedHealth Group, Inc.
100,000	4.625		07/15/2035	116,458

				1,688,953

Life Insurance – 0.9%
American International Group, Inc.(a)
50,000	3.750		07/10/2025	51,551
125,000	4.500		07/16/2044	134,638
Northwestern Mutual Life Insurance Co. (The)(c)
200,000	6.063		03/30/2040	268,507
100,000	3.850	(a)	09/30/2047	101,376
Principal Financial Group, Inc.(a)
150,000	3.100		11/15/2026	148,147
Reliance Standard Life Global Funding II(c)
225,000	2.500		01/15/2020	225,010

				929,229

Materials – 0.8%
Ecolab, Inc.
14,000	5.500		12/08/2041	17,527
110,000	3.950	(a)(c)	12/01/2047	112,443
LYB International Finance II BV(a)
200,000	3.500		03/02/2027	201,013
Sherwin-Williams Co. (The)
125,000	2.250		05/15/2020	124,581
25,000	2.750	(a)	06/01/2022	24,903
50,000	3.125	(a)	06/01/2024	50,276
200,000	3.450	(a)	06/01/2027	203,199
Westlake Chemical Corp.(a)
75,000	3.600		08/15/2026	75,433
Yamana Gold, Inc.(a)(c)
50,000	4.625		12/15/2027	49,875

				859,250

Corporate Bonds – (continued)
Media – 0.6%
21st Century Fox America, Inc.
$75,000	3.700	%(a)	09/15/2024	$78,006
75,000	6.150		03/01/2037	98,223
CCO Safari II LLC(a)
50,000	4.464		07/23/2022	52,168
200,000	4.908		07/23/2025	212,637
25,000	6.484		10/23/2045	29,148
Comcast Corp.(a)
125,000	3.375		08/15/2025	128,285
Time Warner Cable LLC
50,000	5.000		02/01/2020	52,180
25,000	5.875	(a)	11/15/2040	27,125

				677,772

Metals and Mining(c) – 0.0%
Glencore Funding LLC
50,000	4.125		05/30/2023	51,725

Noncaptive-Financial – 0.4%
AerCap Ireland Capital DAC
250,000	4.625		07/01/2022	264,848
International Lease Finance Corp.(c)
150,000	7.125		09/01/2018	154,780

				419,628

Pharmaceuticals, Biotechnology & Life Sciences – 2.3%
AbbVie, Inc.(a)
125,000	2.500		05/14/2020	125,385
75,000	2.300		05/14/2021	74,452
Allergan Funding SCS
225,000	2.350		03/12/2018	225,178
25,000	4.850	(a)	06/15/2044	26,761
Amgen, Inc.(a)
200,000	3.125		05/01/2025	200,819
Bayer US Finance LLC(c)
400,000	3.000		10/08/2021	404,106
EMD Finance LLC(a)(c)
200,000	2.950		03/19/2022	200,859
Forest Laboratories LLC(a)(c)
100,000	5.000		12/15/2021	106,948
Mylan NV(a)
225,000	3.950		06/15/2026	226,883
Shire Acquisitions Investments Ireland DAC
225,000	1.900		09/23/2019	222,963
200,000	3.200	(a)	09/23/2026	195,550
Teva Pharmaceutical Finance Netherlands III BV
85,000	2.200		07/21/2021	77,645
85,000	2.800		07/21/2023	74,019
Thermo Fisher Scientific, Inc.(a)
175,000	3.000		04/15/2023	176,079
100,000	3.650		12/15/2025	102,622
Zoetis, Inc.(a)
125,000	3.000		09/12/2027	122,104

				2,562,373

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

December 31, 2017

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Bonds – (continued)
Pipelines(a) – 0.8%
Columbia Pipeline Group, Inc.
$100,000	3.300%	06/01/2020	$101,428
Enbridge, Inc.
100,000	2.900	07/15/2022	99,395
50,000	3.500	06/10/2024	50,559
Enterprise Products Operating LLC
25,000	3.350	03/15/2023	25,493
Enterprise Products Operating LLC Series A(b)
250,000	(3 Mo. LIBOR + 3.71%), 5.084	08/01/2066	250,000
Sunoco Logistics Partners Operations LP
50,000	4.250	04/01/2024	50,974
Williams Partners LP
80,000	3.600	03/15/2022	81,833
150,000	3.900	01/15/2025	152,877
100,000	4.000	09/15/2025	102,321

			914,880

Property/Casualty Insurance – 0.4%
Arch Capital Group US, Inc.
106,000	5.144	11/01/2043	123,640
Chubb Corp. (The)(a)(b)
125,000	(3 Mo. LIBOR + 2.25%), 3.609	04/15/2037	124,063
Hartford Financial Services Group, Inc. (The)
25,000	5.125	04/15/2022	27,282
XLIT Ltd.
125,000	4.450	03/31/2025	127,850

			402,835

Real Estate Investment Trusts – 1.7%
American Campus Communities Operating Partnership LP(a)
275,000	4.125	07/01/2024	286,435
Crown Castle International Corp.(a)
75,000	2.250	09/01/2021	73,735
75,000	3.200	09/01/2024	74,222
175,000	3.650	09/01/2027	174,572
CubeSmart LP(a)
125,000	4.000	11/15/2025	128,462
HCP, Inc.(a)
25,000	2.625	02/01/2020	25,090
Healthcare Trust of America Holdings LP(a)
100,000	3.375	07/15/2021	101,848
Life Storage LP(a)
50,000	3.875	12/15/2027	49,816
National Retail Properties, Inc.(a)
125,000	4.000	11/15/2025	128,226
Realty Income Corp.(a)
100,000	3.650	01/15/2028	100,737
Select Income REIT(a)
50,000	2.850	02/01/2018	50,000
75,000	3.600	02/01/2020	75,465
Ventas Realty LP(a)
125,000	3.500	02/01/2025	125,930

Corporate Bonds – (continued)
Real Estate Investment Trusts – (continued)
VEREIT Operating Partnership LP(a)
$50,000	4.875%	06/01/2026	$52,915
Welltower, Inc.
375,000	2.250	03/15/2018	375,145

			1,822,598

Retailing(a) – 0.5%
Alimentation Couche-Tard, Inc.(c)
125,000	2.700	07/26/2022	123,851
50,000	3.550	07/26/2027	49,954
Amazon.com, Inc.(c)
100,000	3.150	08/22/2027	100,151
50,000	3.875	08/22/2037	53,055
Expedia, Inc.(c)
125,000	3.800	02/15/2028	120,802
Home Depot, Inc. (The)
75,000	4.250	04/01/2046	83,760

			531,573

Software & Services(a) – 0.4%
Fidelity National Information Services, Inc.
140,000	3.625	10/15/2020	143,846
125,000	3.000	08/15/2026	120,821
Fiserv, Inc.
150,000	2.700	06/01/2020	150,937

			415,604

Technology – 1.9%
Amphenol Corp.(a)
125,000	3.125	09/15/2021	126,986
Broadcom Corp.(a)(c)
175,000	2.650	01/15/2023	168,701
275,000	3.625	01/15/2024	273,456
125,000	3.125	01/15/2025	119,496
Cisco Systems, Inc.
100,000	2.200	02/28/2021	99,683
Dell International LLC(a)(c)
125,000	5.450	06/15/2023	135,080
Hewlett Packard Enterprise Co.(a)
125,000	4.900	10/15/2025	131,967
NXP BV(c)
375,000	4.125	06/01/2021	382,500
Oracle Corp.(a)
200,000	2.500	05/15/2022	200,315
400,000	3.250	11/15/2027	406,786
QUALCOMM, Inc.(a)
75,000	2.600	01/30/2023	73,156

			2,118,126

Tobacco – 2.0%
BAT Capital Corp.(a)(c)
725,000	3.222	08/15/2024	724,971
700,000	3.557	08/15/2027	700,908
Imperial Brands Finance plc(c)
400,000	2.050	02/11/2018	399,948

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Bonds – (continued)
Tobacco – (continued)
Reynolds American, Inc.(a)
$375,000	4.450%		06/12/2025	$399,842

				2,225,669

Transportation(c) – 0.5%
ERAC USA Finance LLC
350,000	2.350		10/15/2019	349,001
Penske Truck Leasing Co. LP(a)
200,000	3.375		02/01/2022	203,745

				552,746

Wireless Telecommunications – 3.0%
American Tower Corp.
75,000	3.300	(a)	02/15/2021	76,375
125,000	4.700		03/15/2022	133,809
AT&T, Inc.
25,000	2.800	(a)	02/17/2021	25,111
175,000	3.200	(a)	03/01/2022	176,888
300,000	3.800		03/15/2022	310,045
150,000	3.000	(a)	06/30/2022	150,267
135,000	3.600	(a)	02/17/2023	138,101
200,000	3.400	(a)	05/15/2025	196,630
100,000	4.125	(a)	02/17/2026	102,286
325,000	4.250	(a)	03/01/2027	331,310
25,000	3.900	(a)	08/14/2027	25,167
Verizon Communications, Inc.
1,021,000	2.946		03/15/2022	1,027,218
400,000	5.150		09/15/2023	445,058
150,000	2.625		08/15/2026	141,283

				3,279,548

Wirelines Telecommunications – 0.4%
Telefonica Emisiones SAU
175,000	3.192		04/27/2018	175,622
225,000	5.462		02/16/2021	243,385

				419,007

TOTAL CORPORATE BONDS
(Cost $41,369,788)				$41,908,102

Mortgage-Backed Securities – 20.8%
Adjustable Rate FHLMC(b) – 0.4%
$408,748	3.381%		09/01/2035	$431,410

Adjustable Rate FNMA(b) – 0.6%
133,241	3.129		05/01/2033	136,092
267,056	3.208		05/01/2035	276,969
205,690	3.458		09/01/2035	218,414

				631,475

FHLMC – 1.6%
897	5.500		02/01/2018	898
347	5.500		04/01/2018	348
336	4.500		09/01/2018	338

Mortgage-Backed Securities –(continued)
FHLMC – (continued)
$1,198	5.500%		09/01/2018	$1,209
7	9.500		08/01/2020	7
14,933	6.500		10/01/2020	15,285
5,254	4.500		07/01/2024	5,509
29,397	4.500		11/01/2024	30,886
7,076	4.500		12/01/2024	7,425
7,873	6.000		03/01/2029	8,794
147	6.000		04/01/2029	164
8,958	7.500		12/01/2029	10,250
100,575	7.000		05/01/2032	116,686
162	6.000		08/01/2032	184
52,570	7.000		12/01/2032	61,077
2,989	5.000		10/01/2033	3,258
4,451	5.000		07/01/2035	4,859
6,135	5.000		12/01/2035	6,712
49,932	5.500		01/01/2037	55,096
1,297	5.000		03/01/2038	1,410
84,226	7.000		02/01/2039	97,953
3,327	5.000		06/01/2041	3,602
1,329,653	3.500		04/01/2043	1,373,698

				1,805,648

FNMA – 7.3%
1,579	5.500		02/01/2018	1,580
5,101	5.000		05/01/2018	5,116
752	6.500		08/01/2018	759
4,333	7.000		08/01/2018	4,358
619	5.000		06/01/2023	652
55,005	5.500		09/01/2023	57,797
15,215	5.500		10/01/2023	16,046
2,968	4.500		07/01/2024	3,107
78,008	4.500		11/01/2024	81,969
33,737	4.500		12/01/2024	35,469
57	7.000		07/01/2025	64
9,663	9.000		11/01/2025	11,013
34,808	7.000		08/01/2026	38,841
608	7.000		08/01/2027	696
3,364	7.000		09/01/2027	3,582
98	7.000		01/01/2028	112
55,555	6.000		02/01/2029	62,654
50,414	6.000		06/01/2029	56,868
17,404	8.000		10/01/2029	19,768
4,691	7.000		12/01/2029	5,352
1,246	8.500		04/01/2030	1,503
2,318	8.000		05/01/2030	2,661
133	8.500		06/01/2030	137
5,622	7.000		05/01/2032	6,486
44,581	7.000		06/01/2032	51,745
50,280	7.000		08/01/2032	58,485
8,755	8.000		08/01/2032	9,874
2,405	5.000		08/01/2033	2,601
628	5.500		09/01/2033	696
786	5.500		02/01/2034	870
155	5.500		04/01/2034	173
4,965	5.500		12/01/2034	5,499

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

December 31, 2017

Principal Amount	Interest Rate	Maturity Date		Value
Mortgage-Backed Securities – (continued)
FNMA – (continued)
$25,848	5.000%	04/01/2035		$28,167
42,674	6.000	04/01/2035		48,267
967	5.500	09/01/2035		1,076
99,061	6.000	10/01/2035		112,208
212,984	6.000	09/01/2036		240,541
67	5.500	02/01/2037		74
101	5.500	04/01/2037		112
132,515	5.500	08/01/2037		146,443
188	5.500	03/01/2038		209
161	5.500	06/01/2038		179
129	5.500	07/01/2038		144
138	5.500	08/01/2038		153
113	5.500	09/01/2038		126
1,691	5.500	10/01/2038		1,879
49	5.500	12/01/2038		55
116,544	5.000	01/01/2039		127,121
53,245	7.000	03/01/2039		61,635
189,437	6.000	05/01/2039		212,989
12,531	4.500	08/01/2039		13,513
52,126	3.000	01/01/2043		52,627
202,193	3.000	03/01/2043		204,135
284,386	3.000	04/01/2043		287,119
213,359	3.000	05/01/2043		215,409
708,106	3.500	07/01/2043		730,918
730,087	4.500	04/01/2045		790,975
81,940	4.500	05/01/2045		87,338
793,602	3.500	05/01/2046		819,085
2,999,900	4.500	01/01/2048		3,194,308

				7,923,338

GNMA – 10.9%
1,881	7.000	10/15/2025		1,905
6,897	7.000	11/15/2025		7,340
1,100	7.000	02/15/2026		1,123
5,057	7.000	04/15/2026		5,535
3,062	7.000	03/15/2027		3,516
22,531	7.000	11/15/2027		25,036
341	7.000	01/15/2028		368
16,668	7.000	02/15/2028		17,856
1,918	7.000	03/15/2028		2,201
980	7.000	04/15/2028		1,135
199	7.000	05/15/2028		226
3,621	7.000	06/15/2028		4,170
7,621	7.000	07/15/2028		8,820
11,182	7.000	09/15/2028		12,978
2,185	7.000	11/15/2028		2,531
2,250	7.500	11/15/2030		2,256
135,467	6.000	08/20/2034		153,622
139,231	5.000	06/15/2040		151,067
655,509	4.000	08/20/2043		690,461
334,561	4.000	08/20/2045		351,459
1,369,086	4.000	10/20/2045		1,438,235
52,796	4.000	11/20/2045		55,462
725,654	4.000	01/20/2046		761,852

Mortgage-Backed Securities – (continued)
GNMA – (continued)
$254,485	4.000%	02/20/2046		$267,180
688,118	4.000	03/20/2046		722,443
1,000,001	4.000	05/20/2047		1,043,321
2,956,849	4.000	06/20/2047		3,084,941
971,985	4.000	07/20/2047		1,015,002
2,000,000	4.000	TBA-30yr	(e)	2,085,312

				11,917,353

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $22,640,971)				$22,709,224

Collateralized Mortgage Obligations – 1.9%
Adjustable Rate Non-Agency(a)(b) – 0.5%
Alternative Loan Trust Series 2005-38, Class A1
$103,470	2.563%	09/25/2035		$103,085
Lehman XS Trust Series 2005-7N, Class 1A1A
188,207	1.822	12/25/2035		183,458
MASTR Adjustable Rate Mortgages Trust Series 2006-OA2, Class 4A1A
227,877	1.913	12/25/2046		220,905

				507,448

Regular Floater(b)(c) – 1.1%
Mortgage Repurchase Agreement Financing Trust Series 2017-1, Class A1(a)
150,000	2.282	07/10/2019		150,011
Mortgage Repurchase Agreement Financing Trust Series 2017-2, Class A1
800,000	1.779	08/12/2019		800,000
Station Place Securitization Trust Series 2015-2, Class A
300,000	2.522	05/15/2018		300,000

				1,250,011

Sequential Fixed Rate – 0.3%
FNMA REMIC Series 2012-111, Class B
17,051	7.000	10/25/2042		19,607
FNMA REMIC Series 2012-153, Class B
45,355	7.000	07/25/2042		52,276
NCUA Guaranteed Notes Series A4
300,000	3.000	06/12/2019		303,804

				375,687

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $2,075,773)				$2,133,146

U.S. Government Agency Securities – 1.9%
FHLB
$600,000	2.125%	06/09/2023		$592,474
100,000	3.375	12/08/2023		105,427
FNMA
400,000	1.875	09/24/2026		377,055
400,000	6.250	05/15/2029		534,076

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
U.S. Government Agency Securities – (continued)
Tennessee Valley Authority
$500,000	3.875%	02/15/2021	$526,575

TOTAL U.S. GOVERNMENT AGENCY SECURITIES
(Cost $2,146,354)			$2,135,607

Asset-Backed Securities(b) – 11.4%
Collateralized Loan Obligations(c) – 4.3%
Acis CLO Ltd. Series 2013-1A, Class ACOM(a)
$1,123,765	2.581%	04/18/2024	$1,122,753
BlueMountain CLO Ltd. Series 2014-2A, Class AR(a)
550,000	2.293	07/20/2026	551,505
Cutwater Ltd. Series 2014-1A, Class A1AR(a)
550,000	2.609	07/15/2026	549,822
Neuberger Berman CLO XIX Ltd. Series 2015-19A, Class A1R(a)
550,000	2.409	07/15/2027	553,137
OFSI Fund V Ltd. Series 2013-5A, Class A1LA
395,162	2.283	04/17/2025	395,272
Recette Clo Ltd. Series 2015-1A, Class AR(a)
750,000	2.283 (a)	10/20/2027	752,088
Voya CLO Ltd. Series 2014-4A, Class A1R(a)
800,000	2.309 (a)	10/14/2026	801,586

			4,726,163

Home Equity(a) – 0.1%
GMACM Home Equity Loan Trust Series 2007-HE3, Class 1A1
21,105	6.969	09/25/2037	21,351
GMACM Home Equity Loan Trust Series 2007-HE3, Class 2A1
71,839	6.803	09/25/2037	73,927

			95,278

Student Loans(a) – 7.0%
Academic Loan Funding Trust Series 2012-1A, Class A2(c)
550,000	2.428	12/27/2044	549,347
AccessLex Institute Series 2005-2, Class A3
92,817	1.495	11/22/2024	92,817
Chase Education Loan Trust Series 2007-A, Class A3
32,818	1.756	12/28/2023	32,740
ECMC Group Student Loan Trust Series 2016-1A, Class A(c)
450,588	2.902	07/26/2066	454,752
Edsouth Indenture No. 10 LLC Series 2015-2, Class A(c)
286,969	2.552	12/25/2056	288,361
EFS Volunteer No. 2 LLC Series 2012-1, Class A2(c)
550,000	2.902	03/25/2036	564,855
EFS Volunteer No. 3 LLC Series 2012-1, Class A3(c)
350,000	2.552	04/25/2033	350,000
Montana Higher Education Student Assistance Corp. Series 2012-1, Class A3
300,000	2.333	07/20/2043	304,482
Navient Student Loan Trust Series 2016-5A, Class A(c)
962,682	2.802	06/25/2065	985,769
Navient Student Loan Trust Series 2016-7A, Class A(c)
485,990	2.702	03/25/2066	497,274
Nelnet Student Loan Trust Series 2006-1, Class A6(c)
500,000	1.904	08/23/2036	488,467

Asset-Backed Securities(b) – (continued)
Student Loans(a) – (continued)
Nelnet Student Loan Trust Series 2006-2, Class A5
$226,269	1.467%	01/25/2030	$225,991
Northstar Education Finance, Inc. Series 2007-1, Class A1
85,492	1.478	04/28/2030	85,007
Scholar Funding Trust Series 2010-A, Class A(c)
133,658	2.128	10/28/2041	132,687
SLC Student Loan Trust Series 2006-1, Class A5
406,069	1.698	03/15/2027	404,053
SLM Student Loan Trust Series 2003-7A, Class A5A(c)
391,366	2.788	12/15/2033	391,363
SLM Student Loan Trust Series 2004-8A, Class A6(c)
400,000	1.997	01/25/2040	398,042
SLM Student Loan Trust Series 2005-3, Class A5
134,128	1.457	10/25/2024	133,998
SLM Student Loan Trust Series 2005-5, Class A5
100,000	2.117	10/25/2040	99,360
SLM Student Loan Trust Series 2006-2, Class A5
104,558	1.477	07/25/2025	104,528
SLM Student Loan Trust Series 2007-7, Class A4
194,751	1.697	01/25/2022	192,312
SLM Student Loan Trust Series 2008-5, Class A4
403,666	3.067	07/25/2023	416,423
SLM Student Loan Trust Series 2008-6, Class A
300,000	2.467	07/25/2023	303,762
SLM Student Loan Trust Series 2008-8, Class A
150,000	2.867	04/25/2023	153,788

			7,650,178

TOTAL ASSET-BACKED SECURITIES
(Cost $12,272,993)			$12,471,619

Foreign Government Securities – 2.7%
Colombia Government International Bond(a)
$240,000	4.000%	02/26/2024	$249,000
200,000	3.875	04/25/2027	203,750
Hashemite Kingdom of Jordan Government AID Bond(f)
700,000	2.503	10/30/2020	707,917
Indonesia Government International Note(c)
230,000	4.750	01/08/2026	249,838
260,000	3.850	07/18/2027	266,825
Israel Government AID Bond(f)
400,000	5.500	09/18/2023	465,400
200,000	5.500	12/04/2023	233,396
100,000	5.500	04/26/2024	117,658
Mexico Government International Bond
200,000	4.600	02/10/2048	197,750
United Arab Emirates Government International Bond(c)
220,000	3.125	10/11/2027	215,325

TOTAL FOREIGN GOVERNMENT SECURITIES
(Cost $2,873,248)			$2,906,859

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

December 31, 2017

Principal Amount	Interest Rate	Maturity Date	Value
Supranational – 0.2%
Inter-American Development Bank
$200,000	1.000%	02/27/2018	$199,636
(Cost $199,937)

Municipal Bonds – 0.9%
California – 0.3%
California State Various Purpose GO Bonds Series 2010
$140,000	7.950%	03/01/2036	$156,341
105,000	7.625	03/01/2040	164,267

			320,608

Illinois – 0.3%
Illinois State GO Bonds for Build America Bonds Series 2010-5
275,000	7.350	07/01/2035	317,947
Illinois State GO Bonds Pension Funding Series 2003
25,000	5.100	06/01/2033	24,958

			342,905

Ohio – 0.3%
American Municipal Power, Inc. RB Build America Bond Series 2010 E RMKT
250,000	6.270	02/15/2050	327,078

TOTAL MUNICIPAL BONDS
(Cost $802,422)			$990,591

U.S. Treasury Obligations – 20.1%
U.S. Treasury Bonds
$470,000	2.750%	11/15/2042	$473,022
410,000	3.125	02/15/2043	440,574
490,000	3.625	02/15/2044	572,781
490,000	3.125	08/15/2044	526,637
100,000	3.000	11/15/2044	105,075
200,000	2.875	08/15/2045	205,176
1,350,000	3.000	11/15/2045	1,418,053
3,600,000	2.875	11/15/2046	3,693,708
120,000	3.000	05/15/2047	126,187
U.S. Treasury Inflation Linked Bonds (TIPS)
172,331	2.500	01/15/2029	209,222
62,461	1.000	02/15/2046	66,807
102,183	0.875	02/15/2047	106,304
U.S. Treasury Inflation Linked Notes (TIPS)
102,904	0.125	07/15/2026	100,596
255,283	0.375	01/15/2027	253,595
U.S. Treasury Notes
10,340,000	2.125	07/31/2024	10,219,125
620,000	2.125	11/30/2024	611,872
250,000	2.250	12/31/2024	248,673
1,500,000	2.000	11/15/2026	1,451,775
U.S. Treasury STRIPS Bond(g)
1,800,000	0.000	02/15/2036	1,103,688

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $21,772,937)			$21,932,870

Shares	Distribution Rate	Value
Investment Company(h) –1.2%
Goldman Sachs Financial Square Government Fund — Institutional Shares
1,280,522	1.228%	$1,280,522
(Cost $1,280,522)

TOTAL INVESTMENTS – 99.5%
(Cost $107,434,945)		$108,668,176

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.5%		520,625

NET ASSETS – 100.0%		$109,188,801

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Securities with “Call” features. Maturity dates disclosed are the final maturity dates.
(b)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on December 31, 2017.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $19,664,422, which represents approximately 18.0% of net assets as of December 31, 2017. The liquidity determination is unaudited.
(d)	Guaranteed by a foreign government until maturity. Total market value of these securities amounts to $996,674, which represents 0.9% of net assets as of December 31, 2017.
(e)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $2,085,312 which represents approximately 1.9% of net assets as of December 31, 2017.
(f)	Guaranteed by the United States Government. Total market value of these securities amounts to $1,524,371, which represents 1.4% of net assets as of December 31, 2017.
(g)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(h)	Represents an affiliated issuer.

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Investment Abbreviations:
BA	—Banker Acceptance Rate
BBR	—Bank Bill Reference Rate
EURIBOR	—Euro Interbank Offered Rate
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
GO	—General Obligation
HICPXT	—Harmonised Index of Consumer Prices excluding Tobacco
LIBOR	—London Interbank Offered Rate
Mo.	—Month
NIBOR	—Norwegian Interbank Offered Rate
RB	—Revenue Bond
REIT	—Real Estate Investment Trust
REMIC	—Real Estate Mortgage Investment Conduit
RMKT	—Remarketed
STIBOR	—Stockholm Interbank Offered Rate
STRIPS	—Separate Trading of Registered Interest and Principal of Securities
TIPS	—Treasury Inflation-Protected Securities
UK-RPI	—United Kingdom Retail Price Index
Yr.	—Year
Currency Abbreviations:
AUD	—Australian Dollar
CAD	—Canadian Dollar
CHF	—Swiss Franc
EUR	—Euro
GBP	—British Pound
JPY	—Japanese Yen
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
SEK	—Swedish Krona
USD	—United States Dollar

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2017, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Morgan Stanley Co., Inc.	AUD	478,000	NZD	525,675	$372,904	03/21/2018	$719
	AUD	201,659	USD	154,277	157,344	01/16/2018	3,067
	AUD	1,429,541	USD	1,089,883	1,115,232	03/21/2018	25,349
	CAD	258,925	USD	202,177	206,042	01/17/2018	3,865
	CAD	1,894,338	USD	1,480,494	1,508,562	03/21/2018	28,068
	CHF	496,112	EUR	423,791	511,971	03/21/2018	1,113
	CHF	38,628	USD	39,300	39,863	03/21/2018	563
	EUR	747,825	CHF	869,801	901,467	03/21/2018	3,857
	EUR	1,066,654	GBP	940,095	1,285,798	03/21/2018	13,270
	EUR	225,274	JPY	30,033,343	271,574	03/22/2018	3,953
	EUR	156,868	NOK	1,544,470	189,098	03/21/2018	584
	EUR	775,322	USD	924,177	931,914	01/31/2018	7,737
	EUR	629,543	USD	749,869	758,884	03/21/2018	9,015
	GBP	299,534	USD	393,825	404,637	01/19/2018	10,812
	GBP	596,268	USD	803,319	807,122	03/21/2018	3,803
	JPY	11,613,101	USD	102,475	103,114	01/12/2018	639
	JPY	140,074,585	USD	1,244,005	1,248,178	03/22/2018	4,173
	NOK	4,501,997	EUR	454,489	549,499	03/21/2018	1,636
	NOK	1,173,889	USD	141,904	143,280	03/21/2018	1,376
	NZD	3,730,031	USD	2,574,063	2,640,913	03/21/2018	66,850
	SEK	39,995,628	EUR	4,022,340	4,898,709	03/21/2018	49,981
	SEK	875,990	USD	104,361	107,019	02/06/2018	2,658

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

December 31, 2017

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Morgan Stanley Co., Inc. (continued)	SEK	1,731,111	USD	206,559	$212,029	03/21/2018	$5,470
	USD	91,551	AUD	117,219	91,446	03/21/2018	105
	USD	83,991	CAD	105,220	83,792	03/21/2018	199
	USD	67,580	EUR	56,027	67,538	03/21/2018	42
	USD	110,166	GBP	81,317	110,072	03/21/2018	94
	USD	973,790	JPY	108,672,313	968,358	03/22/2018	5,432
	USD	251,976	NZD	355,014	251,355	03/21/2018	621
TOTAL							$255,051

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Morgan Stanley Co., Inc.	CHF	421,048	EUR	360,949	$434,510	03/21/2018	$(597)
	EUR	712,642	CHF	834,236	859,054	03/21/2018	(1,852)
	EUR	111,982	NOK	1,107,551	134,989	03/21/2018	(196)
	EUR	71,000	NZD	122,709	85,587	03/21/2018	(1,293)
	EUR	324,927	SEK	3,209,815	391,684	03/21/2018	(1,458)
	GBP	411,121	EUR	465,372	556,502	03/21/2018	(4,480)
	GBP	66,237	USD	89,780	89,660	03/21/2018	(120)
	JPY	19,210,172	EUR	143,280	171,178	03/22/2018	(1,550)
	JPY	126,068,380	USD	1,128,219	1,123,370	03/22/2018	(4,849)
	NOK	19,280,707	EUR	1,963,015	2,353,340	03/21/2018	(12,978)
	NOK	364,782	SEK	366,850	44,524	03/21/2018	(408)
	USD	125,065	AUD	163,475	127,551	01/16/2018	(2,486)
	USD	1,008,528	AUD	1,313,821	1,024,955	03/21/2018	(16,427)
	USD	193,142	CAD	247,355	196,834	01/17/2018	(3,692)
	USD	1,486,276	CAD	1,888,389	1,503,823	03/21/2018	(17,547)
	USD	192,667	CHF	189,006	195,050	03/21/2018	(2,383)
	USD	843,659	EUR	707,773	850,722	01/31/2018	(7,063)
	USD	1,296,862	EUR	1,091,540	1,315,799	03/21/2018	(18,937)
	USD	399,434	GBP	303,801	410,400	01/19/2018	(10,966)
	USD	309,817	GBP	229,635	310,838	03/21/2018	(1,021)
	USD	91,027	JPY	10,315,706	91,595	01/12/2018	(568)
	USD	4,430,959	JPY	499,693,656	4,452,670	03/22/2018	(21,711)
	USD	685,575	NZD	989,608	700,657	03/21/2018	(15,082)
	USD	97,991	SEK	822,514	100,486	02/06/2018	(2,495)
	USD	192,542	SEK	1,597,110	195,617	03/21/2018	(3,075)
TOTAL							$(153,234)

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD SALES CONTRACTS — At December 31, 2017, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Principal Amount	Settlement Date	Value
FHLMC	3.500%	TBA-30yr	$(1,000,000)	01/11/2018	$(1,027,188)
FNMA	3.500	TBA-30yr	(1,000,000)	01/11/2018	(1,027,109)
TOTAL (Proceeds Received: $2,052,969)					$(2,054,297)

(a)	TBA (To Be Announced) Securities are sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS — At December 31, 2017, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Australia 3 Year Bond	1	03/15/2018	$86,683	$(1)
U.S. Treasury 10 Year Ultra Note	7	03/20/2018	934,938	(4,943)
U.S. Treasury 2 Year Note	48	03/29/2018	10,277,250	(16,412)
U.S. Treasury 5 Year Note	88	03/29/2018	10,222,437	(37,019)
U.S. Treasury Long Bond	19	03/20/2018	2,907,000	(4,442)
U.S. Treasury Ultra Bond	3	03/20/2018	502,969	5,401
Total				$(57,416)
Short position contracts:
U.S. Treasury 10 Year Note	(55)	03/20/2018	(6,822,578)	$39,748
Total Futures Contracts				$(17,668)

SWAP CONTRACTS — At December 31, 2017, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by the Fund	Termination Date	Notional Amount (000’s)			Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
3 Month STIBOR(a)	0.050%	06/15/2018	SEK	9,470		$3,539	$2,166	$1,373
3 Month STIBOR(a)	(0.330)	09/15/2018		9,950		155	36	119
3 Month BA(b)	1.000	03/21/2019	CAD	320	(c)	(2,465)	(2,471)	6
3 Month STIBOR(a)	(0.100)	06/29/2019	SEK	19,490	(c)	2,007	(331)	2,338
2.000%(a)	3 Month BBR	03/21/2020	AUD	1,640	(c)	1,596	(958)	2,554
3 Month BA(b)	1.250	03/21/2020	CAD	2,750	(c)	(38,310)	(29,356)	(8,954)
6 Month LIBOR(b)	0.750	03/21/2020	GBP	3,490	(c)	(8,102)	(14,826)	6,724
2.250(b)	3 Month BBR	03/21/2020	NZD	3,260	(c)	1,936	(152)	2,088
3 Month LIBOR(a)	1.750	03/21/2020	USD	1,260	(c)	(9,710)	(8,294)	(1,416)
3 Month LIBOR(a)	2.139	11/20/2020		3,220	(c)	(9,200)	(2,902)	(6,298)
0.250(d)	3 Month STIBOR	03/21/2021	SEK	1,520	(c)	(487)	(469)	(18)

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

December 31, 2017

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

Payments Made by the Fund	Payments Received by the Fund	Termination Date	Notional Amount (000’s)			Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
6 Month EURIBOR(b)	0.350%	12/16/2021	EUR	2,270	(c)	$(6,991)	$(1,777)	$(5,214)
0.500(d)	3 Month STIBOR	12/16/2021	SEK	14,150	(c)	7,602	4,230	3,372
3 Month BA(b)	1.500	03/21/2023	CAD	440	(c)	(13,135)	(10,727)	(2,408)
0.250(d)	6 Month EURIBOR	03/21/2023	EUR	1,740	(c)	12,711	1,775	10,936
6 Month LIBOR(b)	1.000	03/21/2023	GBP	90	(c)	(404)	(841)	437
1.500(d)	6 Month NIBOR	03/21/2023	NOK	6,440	(c)	3,574	(1,396)	4,970
0.500(d)	3 Month STIBOR	03/21/2023	SEK	4,830	(c)	2,199	(1,145)	3,344
3 Month LIBOR(a)	2.000	03/21/2023	USD	290	(c)	(3,791)	(3,185)	(606)
2.143(b)	3 Month LIBOR	07/03/2023		250	(c)	2,022	(415)	2,437
2.275(b)	3 Month LIBOR	11/20/2023		1,430	(c)	5,099	1,611	3,488
6 Month LIBOR(b)	1.200	11/21/2023	GBP	500	(c)	1,121	(286)	1,407
6 Month EURIBOR(b)	1.330	01/12/2027	EUR	340	(c)	712	(2,931)	3,643
6 Month LIBOR(b)	1.600	03/16/2027	GBP	1,670	(c)	12,931	10,195	2,736
1.500(d)	6 Month EURIBOR	08/31/2027	EUR	310	(c)	(1,586)	(519)	(1,067)
3 Month LIBOR(a)	2.400	08/31/2027	USD	350	(c)	(2,126)	(401)	(1,725)
6 Month EURIBOR(b)	1.600	10/25/2027	EUR	590	(c)	5,445	2,744	2,701
2.000(d)	3 Month STIBOR	10/25/2027	SEK	5,440	(c)	(2,649)	(220)	(2,429)
2.000(d)	3 Month STIBOR	11/02/2027		3,850	(c)	(1,788)	179	(1,967)
6 Month EURIBOR(b)	1.500	12/19/2027	EUR	690	(c)	1,309	2,685	(1,376)
2.750(b)	6 Month BBR	03/21/2028	AUD	650	(c)	3,691	2,603	1,088
3 Month BA(b)	1.750	03/21/2028	CAD	1,550	(c)	(74,692)	(64,538)	(10,154)
6 Month EURIBOR(b)	1.000	03/21/2028	EUR	1,010	(c)	8,403	15,865	(7,462)
1.250(b)	6 Month LIBOR	03/21/2028	GBP	720	(c)	4,614	10,464	(5,850)
0.250(b)	6 Month LIBOR	03/21/2028	JPY	62,750	(c)	5,191	4,006	1,185
3 Month LIBOR(a)	2.250	03/21/2028	USD	530	(c)	(7,966)	(6,297)	(1,669)
3 Month LIBOR(a)	2.378	07/03/2028		940	(c)	(5,569)	15	(5,584)
1.400(b)	6 Month LIBOR	11/21/2028	GBP	300	(c)	(1,158)	728	(1,886)
1.940(b)	6 Month LIBOR	01/11/2032		260	(c)	(3,809)	(56)	(3,753)
1.500(b)	6 Month LIBOR	03/21/2033		580	(c)	(8,168)	(2,377)	(5,791)
1.750(b)	6 Month LIBOR	03/17/2037		1,160	(c)	(10,427)	(2,708)	(7,719)
1.750(b)	6 Month LIBOR	12/14/2037		350	(c)	(3,489)	(2,860)	(629)
2.560(b)	3 Month LIBOR	07/03/2048	USD	390	(c)	(656)	14	(670)
TOTAL						$(130,821)	$(103,122)	$(27,699)

(a)	Payments made quarterly.
(b)	Payments made semi-annually.
(c)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to December 31, 2017.
(d)	Payments made annually.

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INFLATION-LINKED SWAP CONTRACTS

Payments Made by the Fund(a)	Payments Received by the Fund	Termination Date	Notional Amount (000’s)		Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
1 Month UK-RPI	3.370%	07/15/2022	GBP	280	$502	$11	$491
1 Month HICPXT	1.600	08/15/2032	EUR	230	(5,307)	6	(5,313)
TOTAL					$(4,805)	$17	$(4,822)

(a)	Payments made at termination date.

PURCHASED OPTIONS CONTRACTS — At December 31, 2017, the Fund had the following purchased options contracts:

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts		Notional Amount	Market Value	Premiums Paid (Received) by the Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Puts
Mid-Curve 1-Year Eurodollar	Bank of America Merrill Lynch	98.00 USD	06/15/2018	USD	4	1,000,000	$3,075	$1,109	$1,966

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments

December 31, 2017

Shares	Description	Value
Common Stocks – 99.2%
Automobiles & Components – 0.7%
2,077	Aptiv plc	$176,192
1,556	BorgWarner, Inc.	79,496
30,233	Ford Motor Co.	377,610
9,919	General Motors Co.	406,580
1,969	Goodyear Tire & Rubber Co. (The)	63,618
1,380	Harley-Davidson, Inc.	70,215

		1,173,711

Banks – 6.5%
75,564	Bank of America Corp.	2,230,649
6,107	BB&T Corp.	303,640
20,562	Citigroup, Inc.	1,530,018
3,888	Citizens Financial Group, Inc.	163,218
1,334	Comerica, Inc.	115,805
5,422	Fifth Third Bancorp	164,504
8,596	Huntington Bancshares, Inc.	125,158
27,036	JPMorgan Chase & Co.	2,891,230
8,480	KeyCorp	171,042
1,177	M&T Bank Corp.	201,255
2,617	People’s United Financial, Inc.	48,938
3,692	PNC Financial Services Group, Inc. (The)	532,719
8,903	Regions Financial Corp.	153,844
3,760	SunTrust Banks, Inc.	242,858
12,262	US Bancorp	656,998
34,520	Wells Fargo & Co.	2,094,328
1,582	Zions Bancorp	80,413

		11,706,617

Capital Goods – 7.3%
4,639	3M Co.	1,091,881
343	Acuity Brands, Inc.	60,368
740	Allegion plc	58,874
1,824	AMETEK, Inc.	132,185
1,186	AO Smith Corp.	72,678
2,985	Arconic, Inc.	81,341
4,342	Boeing Co. (The)	1,280,499
4,600	Caterpillar, Inc.	724,868
1,203	Cummins, Inc.	212,498
2,493	Deere & Co.	390,179
1,236	Dover Corp.	124,824
3,402	Eaton Corp. plc	268,792
5,041	Emerson Electric Co.	351,307
2,214	Fastenal Co.	121,084
1,025	Flowserve Corp.	43,183
1,113	Fluor Corp.	57,486
2,362	Fortive Corp.	170,891
1,257	Fortune Brands Home & Security, Inc.	86,029
2,168	General Dynamics Corp.	441,080
67,661	General Electric Co.	1,180,684
5,924	Honeywell International, Inc.	908,505
2,390	Illinois Tool Works, Inc.	398,772
1,972	Ingersoll-Rand plc	175,883
903	Jacobs Engineering Group, Inc.	59,562
7,158	Johnson Controls International plc	272,791
613	L3 Technologies, Inc.	121,282

Common Stocks – (continued)
Capital Goods – (continued)
1,940	Lockheed Martin Corp.	$622,837
2,528	Masco Corp.	111,080
1,368	Northrop Grumman Corp.	419,853
2,759	PACCAR, Inc.	196,110
1,026	Parker-Hannifin Corp.	204,769
1,321	Pentair plc	93,289
1,227	Quanta Services, Inc.*	47,988
2,240	Raytheon Co.	420,784
998	Rockwell Automation, Inc.	195,957
1,288	Rockwell Collins, Inc.	174,679
812	Roper Technologies, Inc.	210,308
436	Snap-on, Inc.	75,995
1,213	Stanley Black & Decker, Inc.	205,834
2,020	Textron, Inc.	114,312
373	TransDigm Group, Inc.	102,433
647	United Rentals, Inc.*	111,226
5,808	United Technologies Corp.	740,927
415	WW Grainger, Inc.	98,044
1,425	Xylem, Inc.	97,185

		13,131,136

Commercial & Professional Services – 0.6%
653	Cintas Corp.	101,757
957	Equifax, Inc.	112,849
2,597	IHS Markit Ltd.*	117,255
2,557	Nielsen Holdings plc	93,075
1,762	Republic Services, Inc.	119,129
1,037	Robert Half International, Inc.	57,595
647	Stericycle, Inc.*	43,989
1,243	Verisk Analytics, Inc.*	119,328
3,151	Waste Management, Inc.	271,931

		1,036,908

Consumer Durables & Apparel – 1.2%
2,680	DR Horton, Inc.	136,868
923	Garmin Ltd.	54,983
3,009	Hanesbrands, Inc.	62,918
886	Hasbro, Inc.	80,528
1,075	Leggett & Platt, Inc.	51,310
1,593	Lennar Corp. Class A	100,741
2,776	Mattel, Inc.	42,695
1,146	Michael Kors Holdings Ltd.*	72,141
498	Mohawk Industries, Inc.*	137,398
3,891	Newell Brands, Inc.	120,232
10,247	NIKE, Inc. Class B	640,950
2,176	PulteGroup, Inc.	72,352
625	PVH Corp.	85,756
413	Ralph Lauren Corp.	42,824
2,290	Tapestry, Inc.	101,287
1,605	Under Armour, Inc. Class A*(a)	23,160
1,616	Under Armour, Inc. Class C*(a)	21,525
2,570	VF Corp.	190,180
545	Whirlpool Corp.	91,909

		2,129,757

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Shares	Description	Value
Common Stocks – (continued)
Consumer Services – 1.9%
3,199	Carnival Corp.	$212,318
191	Chipotle Mexican Grill, Inc.*	55,205
1,000	Darden Restaurants, Inc.	96,020
1,623	H&R Block, Inc.	42,555
1,572	Hilton Worldwide Holdings, Inc.	125,540
2,371	Marriott International, Inc. Class A	321,816
6,225	McDonald’s Corp.	1,071,447
3,888	MGM Resorts International	129,820
1,409	Norwegian Cruise Line Holdings Ltd.*	75,029
1,323	Royal Caribbean Cruises Ltd.	157,807
11,064	Starbucks Corp.	635,406
774	Wyndham Worldwide Corp.	89,683
612	Wynn Resorts Ltd.	103,177
2,660	Yum Brands, Inc.	217,083

		3,332,906

Diversified Financials – 5.5%
424	Affiliated Managers Group, Inc.	87,026
5,599	American Express Co.	556,037
1,168	Ameriprise Financial, Inc.	197,941
8,025	Bank of New York Mellon Corp. (The)	432,227
14,974	Berkshire Hathaway, Inc. Class B*	2,968,146
958	BlackRock, Inc.	492,134
3,793	Capital One Financial Corp.	377,707
896	Cboe Global Markets, Inc.	111,633
9,261	Charles Schwab Corp. (The)	475,738
2,660	CME Group, Inc.	388,493
2,802	Discover Financial Services	215,530
2,106	E*TRADE Financial Corp.*	104,394
2,549	Franklin Resources, Inc.	110,448
2,736	Goldman Sachs Group, Inc. (The)(b)	697,023
4,524	Intercontinental Exchange, Inc.	319,213
3,275	Invesco Ltd.	119,669
2,395	Leucadia National Corp.	63,444
1,289	Moody’s Corp.	190,269
10,820	Morgan Stanley	567,725
905	Nasdaq, Inc.	69,531
2,165	Navient Corp.	28,838
1,663	Northern Trust Corp.	166,117
993	Raymond James Financial, Inc.	88,675
1,975	S&P Global, Inc.	334,565
2,789	State Street Corp.	272,234
5,682	Synchrony Financial	219,382
1,872	T. Rowe Price Group, Inc.	196,429

		9,850,568

Energy – 6.0%
4,217	Anadarko Petroleum Corp.	226,200
1,123	Andeavor	128,404
3,059	Apache Corp.	129,151
3,460	Baker Hughes a GE Co.	109,474
3,676	Cabot Oil & Gas Corp.	105,134
5,166	Chesapeake Energy Corp.*	20,457
14,786	Chevron Corp.	1,851,059
760	Cimarex Energy Co.	92,728
1,139	Concho Resources, Inc.*	171,101

Common Stocks – (continued)
Energy – (continued)
9,284	ConocoPhillips	$509,599
4,184	Devon Energy Corp.	173,218
4,537	EOG Resources, Inc.	489,588
1,888	EQT Corp.	107,465
33,014	Exxon Mobil Corp.	2,761,291
6,848	Halliburton Co.	334,662
897	Helmerich & Payne, Inc.(a)	57,982
2,186	Hess Corp.	103,769
14,884	Kinder Morgan, Inc.	268,954
6,824	Marathon Oil Corp.	115,530
3,773	Marathon Petroleum Corp.	248,943
2,909	National Oilwell Varco, Inc.	104,782
1,619	Newfield Exploration Co.*	51,047
3,593	Noble Energy, Inc.	104,700
5,950	Occidental Petroleum Corp.	438,277
2,965	ONEOK, Inc.	158,479
3,328	Phillips 66	336,627
1,315	Pioneer Natural Resources Co.	227,298
1,521	Range Resources Corp.	25,948
10,775	Schlumberger Ltd.	726,127
3,395	TechnipFMC plc	106,297
3,383	Valero Energy Corp.	310,931
6,532	Williams Cos., Inc. (The)	199,161

		10,794,383

Food & Staples Retailing – 1.8%
3,421	Costco Wholesale Corp.	636,717
7,943	CVS Health Corp.	575,867
7,004	Kroger Co. (The)	192,260
3,781	Sysco Corp.	229,620
6,799	Walgreens Boots Alliance, Inc.	493,743
11,437	Wal-Mart Stores, Inc.	1,129,404

		3,257,611

Food, Beverage & Tobacco – 4.5%
14,845	Altria Group, Inc.	1,060,081
4,375	Archer-Daniels-Midland Co.	175,350
1,436	Brown-Forman Corp. Class B	98,610
1,507	Campbell Soup Co.	72,502
29,939	Coca-Cola Co. (The)	1,373,601
3,225	Conagra Brands, Inc.	121,486
1,342	Constellation Brands, Inc. Class A	306,741
1,399	Dr Pepper Snapple Group, Inc.	135,787
4,494	General Mills, Inc.	266,449
1,108	Hershey Co. (The)	125,769
2,176	Hormel Foods Corp.	79,185
878	JM Smucker Co. (The)	109,083
1,911	Kellogg Co.	129,910
4,698	Kraft Heinz Co. (The)	365,316
926	McCormick & Co., Inc. (Non-Voting)	94,369
1,484	Molson Coors Brewing Co. Class B	121,792
11,607	Mondelez International, Inc. Class A	496,780
3,219	Monster Beverage Corp.*	203,730
11,083	PepsiCo, Inc.	1,329,073
12,112	Philip Morris International, Inc.	1,279,633

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments (continued)

December 31, 2017

Shares	Description	Value
Common Stocks – (continued)
Food, Beverage & Tobacco – (continued)
2,228	Tyson Foods, Inc. Class A	$180,624

		8,125,871

Health Care Equipment & Services – 5.5%
13,521	Abbott Laboratories	771,643
2,531	Aetna, Inc.	456,567
560	Align Technology, Inc.*	124,426
1,249	AmerisourceBergen Corp.	114,683
1,998	Anthem, Inc.	449,570
3,898	Baxter International, Inc.	251,967
2,068	Becton Dickinson and Co.	442,644
10,667	Boston Scientific Corp.*	264,435
2,492	Cardinal Health, Inc.	152,685
1,321	Centene Corp.*	133,262
2,394	Cerner Corp.*	161,332
1,917	Cigna Corp.	389,324
395	Cooper Cos., Inc. (The)	86,063
4,790	Danaher Corp.	444,608
1,218	DaVita, Inc.*	88,000
1,815	DENTSPLY SIRONA, Inc.	119,481
1,627	Edwards Lifesciences Corp.*	183,379
912	Envision Healthcare Corp.*	31,519
4,386	Express Scripts Holding Co.*	327,371
2,182	HCA Healthcare, Inc.*	191,667
1,242	Henry Schein, Inc.*	86,791
2,080	Hologic, Inc.*	88,920
1,105	Humana, Inc.	274,117
670	IDEXX Laboratories, Inc.*	104,775
879	Intuitive Surgical, Inc.*	320,782
803	Laboratory Corp. of America Holdings*	128,087
1,640	McKesson Corp.	255,758
10,553	Medtronic plc	852,155
642	Patterson Cos., Inc.	23,195
1,088	Quest Diagnostics, Inc.	107,157
1,142	ResMed, Inc.	96,716
2,483	Stryker Corp.	384,468
7,544	UnitedHealth Group, Inc.	1,663,150
668	Universal Health Services, Inc. Class B	75,718
711	Varian Medical Systems, Inc.*	79,028
1,572	Zimmer Biomet Holdings, Inc.	189,693

		9,915,136

Household & Personal Products – 1.8%
1,894	Church & Dwight Co., Inc.	95,022
990	Clorox Co. (The)	147,253
6,812	Colgate-Palmolive Co.	513,965
3,784	Coty, Inc. Class A	75,264
1,767	Estee Lauder Cos., Inc. (The) Class A	224,833
2,770	Kimberly-Clark Corp.	334,228
19,843	Procter & Gamble Co. (The)	1,823,175

		3,213,740

Insurance – 2.6%
3,035	Aflac, Inc.	266,412
2,777	Allstate Corp. (The)	290,780
6,962	American International Group, Inc.	414,796

Common Stocks – (continued)
Insurance – (continued)
1,932	Aon plc	$258,888
1,466	Arthur J Gallagher & Co.	92,769
397	Assurant, Inc.	40,034
795	Brighthouse Financial, Inc.*	46,619
3,602	Chubb Ltd.	526,360
1,136	Cincinnati Financial Corp.	85,166
335	Everest Re Group Ltd.	74,122
2,737	Hartford Financial Services Group, Inc. (The)	154,038
1,712	Lincoln National Corp.	131,601
2,121	Loews Corp.	106,114
4,009	Marsh & McLennan Cos., Inc.	326,293
8,275	MetLife, Inc.	418,384
2,104	Principal Financial Group, Inc.	148,458
4,601	Progressive Corp. (The)	259,128
3,286	Prudential Financial, Inc.	377,824
821	Torchmark Corp.	74,473
2,115	Travelers Cos., Inc. (The)	286,879
1,797	Unum Group	98,637
1,018	Willis Towers Watson plc	153,402
2,055	XL Group Ltd.	72,254

		4,703,431

Materials – 3.0%
1,710	Air Products & Chemicals, Inc.	280,577
874	Albemarle Corp.	111,776
688	Avery Dennison Corp.	79,024
2,742	Ball Corp.	103,785
1,827	CF Industries Holdings, Inc.	77,721
18,195	DowDuPont, Inc.	1,295,848
1,141	Eastman Chemical Co.	105,702
2,048	Ecolab, Inc.	274,801
1,065	FMC Corp.	100,813
10,104	Freeport-McMoRan, Inc.*	191,572
604	International Flavors & Fragrances, Inc.	92,176
3,184	International Paper Co.	184,481
2,547	LyondellBasell Industries NV Class A	280,985
481	Martin Marietta Materials, Inc.	106,320
3,426	Monsanto Co.	400,088
2,830	Mosaic Co. (The)	72,618
4,246	Newmont Mining Corp.	159,310
2,447	Nucor Corp.	155,580
759	Packaging Corp. of America	91,497
2,000	PPG Industries, Inc.	233,640
2,218	Praxair, Inc.	343,080
1,440	Sealed Air Corp.	70,992
636	Sherwin-Williams Co. (The)	260,785
1,022	Vulcan Materials Co.	131,194
1,950	WestRock Co.	123,260

		5,327,625

Media – 2.7%
2,538	CBS Corp. (Non-Voting) Class B	149,742
1,510	Charter Communications, Inc. Class A*	507,300
36,356	Comcast Corp. Class A	1,456,058

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Shares	Description	Value
Common Stocks – (continued)
Media – (continued)
1,181	Discovery Communications, Inc. Class A*	$26,431
1,693	Discovery Communications, Inc. Class C*	35,841
1,800	DISH Network Corp. Class A*	85,950
2,948	Interpublic Group of Cos., Inc. (The)	59,432
3,213	News Corp. Class A	52,083
1,017	News Corp. Class B	16,882
1,775	Omnicom Group, Inc.	129,273
742	Scripps Networks Interactive, Inc. Class A	63,352
6,105	Time Warner, Inc.	558,424
8,219	Twenty-First Century Fox, Inc. Class A	283,802
3,394	Twenty-First Century Fox, Inc. Class B	115,803
2,857	Viacom, Inc. Class B	88,024
11,742	Walt Disney Co. (The)	1,262,382

		4,890,779

Pharmaceuticals, Biotechnology & Life Sciences – 8.1%
12,393	AbbVie, Inc.	1,198,527
2,507	Agilent Technologies, Inc.	167,894
1,745	Alexion Pharmaceuticals, Inc.*	208,685
2,578	Allergan plc	421,709
5,642	Amgen, Inc.	981,144
1,651	Biogen, Inc.*	525,959
12,738	Bristol-Myers Squibb Co.	780,585
6,089	Celgene Corp.*	635,448
7,557	Eli Lilly & Co.	638,264
10,146	Gilead Sciences, Inc.	726,859
1,132	Illumina, Inc.*	247,331
1,335	Incyte Corp.*	126,438
1,097	IQVIA Holdings, Inc.*	107,396
20,904	Johnson & Johnson	2,920,707
21,264	Merck & Co., Inc.	1,196,525
197	Mettler-Toledo International, Inc.*	122,045
4,263	Mylan NV*	180,367
857	PerkinElmer, Inc.	62,664
1,026	Perrigo Co. plc	89,426
46,359	Pfizer, Inc.	1,679,123
605	Regeneron Pharmaceuticals, Inc.*	227,456
3,115	Thermo Fisher Scientific, Inc.	591,476
1,988	Vertex Pharmaceuticals, Inc.*	297,922
612	Waters Corp.*	118,232
3,768	Zoetis, Inc.	271,447

		14,523,629

Real Estate – 2.9%
743	Alexandria Real Estate Equities, Inc. (REIT)	97,028
3,343	American Tower Corp. (REIT)	476,946
1,262	Apartment Investment & Management Co. Class A (REIT)	55,162
1,095	AvalonBay Communities, Inc. (REIT)	195,359
1,188	Boston Properties, Inc. (REIT)	154,476
2,311	CBRE Group, Inc. Class A*	100,089

Common Stocks – (continued)
Real Estate – (continued)
3,133	Crown Castle International Corp. (REIT)	$347,794
1,627	Digital Realty Trust, Inc. (REIT)	185,315
2,864	Duke Realty Corp. (REIT)	77,929
598	Equinix, Inc. (REIT)	271,026
2,917	Equity Residential (REIT)	186,017
515	Essex Property Trust, Inc. (REIT)	124,306
1,008	Extra Space Storage, Inc. (REIT)	88,150
562	Federal Realty Investment Trust (REIT)	74,639
4,808	GGP, Inc. (REIT)	112,459
3,709	HCP, Inc. (REIT)	96,731
5,845	Host Hotels & Resorts, Inc. (REIT)	116,023
1,967	Iron Mountain, Inc. (REIT)	74,215
3,427	Kimco Realty Corp. (REIT)	62,200
813	Macerich Co. (The) (REIT)	53,398
862	Mid-America Apartment Communities, Inc. (REIT)	86,683
4,143	Prologis, Inc. (REIT)	267,265
1,166	Public Storage (REIT)	243,694
2,160	Realty Income Corp. (REIT)	123,163
1,137	Regency Centers Corp. (REIT)	78,658
901	SBA Communications Corp. (REIT)*	147,187
2,410	Simon Property Group, Inc. (REIT)	413,893
760	SL Green Realty Corp. (REIT)	76,707
2,104	UDR, Inc. (REIT)	81,046
2,801	Ventas, Inc. (REIT)	168,088
1,322	Vornado Realty Trust (REIT)	103,354
2,898	Welltower, Inc. (REIT)	184,805
5,848	Weyerhaeuser Co. (REIT)	206,201

		5,130,006

Retailing – 5.7%
607	Advance Auto Parts, Inc.	60,512
3,113	Amazon.com, Inc.*	3,640,560
211	AutoZone, Inc.*	150,099
1,946	Best Buy Co., Inc.	133,243
1,465	CarMax, Inc.*	93,950
1,985	Dollar General Corp.	184,625
1,843	Dollar Tree, Inc.*	197,772
972	Expedia, Inc.	116,416
910	Foot Locker, Inc.	42,661
1,637	Gap, Inc. (The)	55,756
1,137	Genuine Parts Co.	108,026
9,082	Home Depot, Inc. (The)	1,721,312
1,267	Kohl’s Corp.	68,709
1,960	L Brands, Inc.	118,031
2,396	LKQ Corp.*	97,445
6,473	Lowe’s Cos., Inc.	601,601
2,445	Macy’s, Inc.	61,590
3,360	Netflix, Inc.*	644,986
849	Nordstrom, Inc.	40,226
652	O’Reilly Automotive, Inc.*	156,832
379	Priceline Group, Inc. (The)*	658,603
3,020	Ross Stores, Inc.	242,355

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments (continued)

December 31, 2017

Shares	Description	Value
Common Stocks – (continued)
Retailing – (continued)
442	Signet Jewelers Ltd.	$24,995
4,293	Target Corp.	280,118
828	Tiffany & Co.	86,071
4,930	TJX Cos., Inc. (The)	376,948
984	Tractor Supply Co.	73,554
829	TripAdvisor, Inc.*	28,567
456	Ulta Beauty, Inc.*	101,989

		10,167,552

Semiconductors & Semiconductor Equipment – 3.9%
6,445	Advanced Micro Devices, Inc.*(a)	66,254
2,848	Analog Devices, Inc.	253,557
8,380	Applied Materials, Inc.	428,386
3,175	Broadcom Ltd.	815,657
36,442	Intel Corp.	1,682,163
1,211	KLA-Tencor Corp.	127,240
1,281	Lam Research Corp.	235,794
1,737	Microchip Technology, Inc.	152,647
8,706	Micron Technology, Inc.*	357,991
4,686	NVIDIA Corp.	906,741
1,028	Qorvo, Inc.*	68,465
11,455	QUALCOMM, Inc.	733,349
1,413	Skyworks Solutions, Inc.	134,164
7,670	Texas Instruments, Inc.	801,055
1,904	Xilinx, Inc.	128,368

		6,891,831

Software & Services – 14.1%
4,812	Accenture plc Class A	736,669
5,895	Activision Blizzard, Inc.	373,271
3,858	Adobe Systems, Inc.*	676,076
1,353	Akamai Technologies, Inc.*	87,999
372	Alliance Data Systems Corp.	94,294
2,319	Alphabet, Inc. Class A*	2,442,835
2,348	Alphabet, Inc. Class C*	2,456,947
650	ANSYS, Inc.*	95,933
1,742	Autodesk, Inc.*	182,614
3,436	Automatic Data Processing, Inc.	402,665
2,472	CA, Inc.	82,268
2,227	Cadence Design Systems, Inc.*	93,133
1,105	Citrix Systems, Inc.*	97,240
4,589	Cognizant Technology Solutions Corp. Class A	325,911
1,121	CSRA, Inc.	33,540
2,202	DXC Technology Co.	208,970
7,516	eBay, Inc.*	283,654
2,398	Electronic Arts, Inc.*	251,934
18,508	Facebook, Inc. Class A*	3,265,922
2,570	Fidelity National Information Services, Inc.	241,811
1,651	Fiserv, Inc.*	216,496
691	Gartner, Inc.*	85,097
1,203	Global Payments, Inc.	120,589
6,706	International Business Machines Corp.	1,028,834
1,901	Intuit, Inc.	299,940
7,236	Mastercard, Inc. Class A	1,095,241

Common Stocks – (continued)
Software & Services – (continued)
60,042	Microsoft Corp.	$5,135,993
23,545	Oracle Corp.	1,113,208
2,465	Paychex, Inc.	167,817
8,772	PayPal Holdings, Inc.*	645,795
1,405	Red Hat, Inc.*	168,740
5,335	salesforce.com, Inc.*	545,397
4,731	Symantec Corp.	132,752
1,181	Synopsys, Inc.*	100,668
1,275	Total System Services, Inc.	100,840
648	VeriSign, Inc.*	74,157
14,138	Visa, Inc. Class A	1,612,015
3,541	Western Union Co. (The)	67,314

		25,144,579

Technology Hardware & Equipment – 5.7%
2,357	Amphenol Corp. Class A	206,945
39,964	Apple, Inc.	6,763,107
38,443	Cisco Systems, Inc.	1,472,367
6,703	Corning, Inc.	214,429
478	F5 Networks, Inc.*	62,723
1,120	FLIR Systems, Inc.	52,214
916	Harris Corp.	129,751
12,296	Hewlett Packard Enterprise Co.	176,571
13,130	HP, Inc.	275,861
2,831	Juniper Networks, Inc.	80,684
1,293	Motorola Solutions, Inc.	116,810
2,164	NetApp, Inc.	119,712
2,197	Seagate Technology plc	91,922
2,739	TE Connectivity Ltd.	260,315
2,331	Western Digital Corp.	185,384
1,790	Xerox Corp.	52,179

		10,260,975

Telecommunication Services – 2.1%
47,817	AT&T, Inc.	1,859,125
7,795	CenturyLink, Inc.	130,021
31,827	Verizon Communications, Inc.	1,684,603

		3,673,749

Transportation – 2.2%
959	Alaska Air Group, Inc.	70,496
3,273	American Airlines Group, Inc.	170,294
1,075	CH Robinson Worldwide, Inc.	95,772
6,929	CSX Corp.	381,164
5,166	Delta Air Lines, Inc.	289,296
1,416	Expeditors International of Washington, Inc.	91,601
1,925	FedEx Corp.	480,365
667	JB Hunt Transport Services, Inc.	76,692
827	Kansas City Southern	87,017
2,216	Norfolk Southern Corp.	321,098
4,269	Southwest Airlines Co.	279,406
6,141	Union Pacific Corp.	823,508
2,015	United Continental Holdings, Inc.*	135,811
5,384	United Parcel Service, Inc. Class B	641,504

		3,944,024

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Shares	Description	Value
Common Stocks – (continued)
Utilities – 2.9%
5,392	AES Corp.	$58,395
1,855	Alliant Energy Corp.	79,042
1,901	Ameren Corp.	112,140
3,851	American Electric Power Co., Inc.	283,318
1,405	American Water Works Co., Inc.	128,543
3,307	CenterPoint Energy, Inc.	93,787
2,150	CMS Energy Corp.	101,695
2,413	Consolidated Edison, Inc.	204,984
5,054	Dominion Energy, Inc.	409,677
1,431	DTE Energy Co.	156,637
5,439	Duke Energy Corp.	457,474
2,519	Edison International	159,302
1,383	Entergy Corp.	112,562
2,462	Eversource Energy	155,549
7,473	Exelon Corp.	294,511
3,421	FirstEnergy Corp.	104,751
3,673	NextEra Energy, Inc.	573,686
2,594	NiSource, Inc.	66,588
2,439	NRG Energy, Inc.	69,463
4,048	PG&E Corp.	181,472
870	Pinnacle West Capital Corp.	74,107
5,299	PPL Corp.	164,004
3,993	Public Service Enterprise Group, Inc.	205,640
1,159	SCANA Corp.	46,105
1,949	Sempra Energy	208,387
7,759	Southern Co. (The)	373,130
2,443	WEC Energy Group, Inc.	162,289
3,993	Xcel Energy, Inc.	192,103

		5,229,341

TOTAL COMMON STOCKS
(Cost $65,904,083)		$177,555,864

Principal Amount		Interest Rate		Maturity Date	Value
	Short-Term Investment(c)(d) –0.0%
	U.S. Treasury Obligation –0.0%
	U.S. Treasury Bills
	$50,000	0.000%		02/01/2018	$49,947
	(Cost $49,952)

	TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
	(Cost $65,954,035)				$177,605,811

Shares		Distribution Rate	Value
Securities Lending Reinvestment Vehicle(b) – 0.1%
Goldman Sachs Financial Square Government Fund — Institutional Shares
165,850		1.228%	$165,850
(Cost $165,850)

TOTAL INVESTMENTS – 99.3%
(Cost $66,119,885)			$177,771,661

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.7%			1,263,941

NET ASSETS – 100.0%			$179,035,602

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Represents an Affiliated Issuer.
(c)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(d)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments (continued)

December 31, 2017

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2017, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 E-Mini Index	10	03/16/2018	$1,338,000	$16,846

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Schedule of Investments

December 31, 2017

Shares	Description	Value
Common Stocks – 98.9%
Automobiles & Components – 0.6%
9,368	Aptiv plc	$794,688
3,122	Delphi Technologies plc*	163,811

		958,499

Banks – 3.2%
20,285	Eagle Bancorp, Inc.*	1,174,502
26,133	First Republic Bank	2,264,163
32,409	SunTrust Banks, Inc.	2,093,297

		5,531,962

Capital Goods – 17.1%
39,232	Fortive Corp.	2,838,435
26,230	Fortune Brands Home & Security, Inc.	1,795,181
9,486	HEICO Corp.	895,004
15,506	Hubbell, Inc.	2,098,582
13,131	IDEX Corp.	1,732,898
16,216	John Bean Technologies Corp.	1,796,733
11,468	L3 Technologies, Inc.	2,268,944
31,964	Middleby Corp. (The)*	4,313,542
19,043	Roper Technologies, Inc.	4,932,137
63,943	Sensata Technologies Holding NV*	3,268,127
30,365	Welbilt, Inc.*	713,881
38,828	Xylem, Inc.	2,648,070

		29,301,534

Consumer Durables & Apparel – 2.1%
19,721	PVH Corp.	2,705,918
22,847	Skechers U.S.A., Inc. Class A*	864,531

		3,570,449

Consumer Services – 7.0%
28,804	Bright Horizons Family Solutions, Inc.*	2,707,576
11,372	Choice Hotels International, Inc.	882,467
58,265	Dunkin’ Brands Group, Inc.	3,756,344
34,758	Hilton Worldwide Holdings, Inc.	2,775,774
21,562	Yum Brands, Inc.	1,759,675

		11,881,836

Diversified Financials – 6.7%
8,584	Affiliated Managers Group, Inc.	1,761,866
16,780	Intercontinental Exchange, Inc.	1,183,997
50,133	Lazard Ltd. Class A	2,631,982
16,394	MSCI, Inc.	2,074,497
38,230	Northern Trust Corp.	3,818,795

		11,471,137

Energy – 2.0%
11,322	Concho Resources, Inc.*	1,700,791
14,133	Diamondback Energy, Inc.*	1,784,291

		3,485,082

Food, Beverage & Tobacco – 4.0%
48,743	Blue Buffalo Pet Products, Inc.*(a)	1,598,283
39,361	Brown-Forman Corp. Class B	2,702,920

Common Stocks – (continued)
Food, Beverage & Tobacco – (continued)
39,102	Monster Beverage Corp.*	$2,474,765

		6,775,968

Health Care Equipment & Services – 3.0%
3,624	Cooper Cos., Inc. (The)	789,597
26,634	Edwards Lifesciences Corp.*	3,001,918
18,623	Nevro Corp.*	1,285,732

		5,077,247

Materials – 6.0%
31,523	Ashland Global Holdings, Inc.	2,244,438
29,202	Avery Dennison Corp.	3,354,142
3,731	Sherwin-Williams Co. (The)	1,529,859
125,156	Valvoline, Inc.	3,136,409

		10,264,848

Media – 0.6%
51,894	Altice USA, Inc. Class A*	1,101,710

Pharmaceuticals, Biotechnology & Life Sciences – 13.8%
50,231	Agilent Technologies, Inc.	3,363,970
7,672	Agios Pharmaceuticals, Inc.*	438,608
38,819	Alkermes plc*	2,124,564
52,863	Exelixis, Inc.*	1,607,035
17,476	Illumina, Inc.*	3,818,331
13,406	Incyte Corp.*	1,269,682
3,796	Mettler-Toledo International, Inc.*	2,351,698
15,780	Neurocrine Biosciences, Inc.*	1,224,370
14,177	PRA Health Sciences, Inc.*	1,291,100
19,769	Seattle Genetics, Inc.*	1,057,642
6,558	Vertex Pharmaceuticals, Inc.*	982,782
55,383	Zoetis, Inc.	3,989,791

		23,519,573

Real Estate Investment Trusts – 2.5%
3,400	Equinix, Inc.	1,540,948
17,072	SBA Communications Corp.*	2,788,882

		4,329,830

Retailing – 5.5%
22,838	Expedia, Inc.	2,735,307
20,690	Five Below, Inc.*	1,372,161
31,760	LKQ Corp.*	1,291,679
31,174	Ross Stores, Inc.	2,501,714
6,332	Ulta Beauty, Inc.*	1,416,215

		9,317,076

Semiconductors & Semiconductor Equipment – 5.3%
30,151	Analog Devices, Inc.	2,684,344
18,090	Lam Research Corp.	3,329,826
7,502	Monolithic Power Systems, Inc.	842,925
31,851	Xilinx, Inc.	2,147,394

		9,004,489

Software & Services – 16.6%
23,581	Autodesk, Inc.*	2,471,996
53,719	Black Knight, Inc.*	2,371,694

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Schedule of Investments (continued)

December 31, 2017

Shares	Description	Value
Common Stocks – (continued)
Software & Services – (continued)
27,506	DXC Technology Co.	$2,610,319
8,415	Electronic Arts, Inc.*	884,080
24,566	Fiserv, Inc.*	3,221,340
33,870	Global Payments, Inc.	3,395,129
39,684	GoDaddy, Inc. Class A*	1,995,311
18,165	Intuit, Inc.	2,866,074
8,867	Proofpoint, Inc.*	787,478
18,542	Red Hat, Inc.*	2,226,894
10,886	ServiceNow, Inc.*	1,419,426
19,201	Splunk, Inc.*	1,590,611
31,058	Total System Services, Inc.	2,456,377

		28,296,729

Technology Hardware & Equipment –2.9%
57,309	Amphenol Corp. Class A	5,031,730

TOTAL COMMON STOCKS
(Cost $120,854,033)		$168,919,699

Shares	Distribution Rate	Value
Investment Company(b) – 0.0%
Goldman Sachs Financial Square Government Fund — Institutional Shares
572	1.228%	$572
(Cost $572)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $120,854,605)		$168,920,271

Securities Lending Reinvestment Vehicle(b) – 0.6%
Goldman Sachs Financial Square Government Fund — Institutional Shares
1,040,835	1.228%	$1,040,835
(Cost $1,040,835)

TOTAL INVESTMENTS – 99.5%
(Cost $121,895,440)		$169,961,106

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.5%		875,570

NET ASSETS – 100.0%		$170,836,676

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Represents an Affiliated Issuer.

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

Schedule of Investments

December 31, 2017

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Securities – 6.6%
Adjustable Rate FHLMC(a) – 2.6%
$186,705	3.537%	05/01/2035	$195,794
102,187	3.381	09/01/2035	107,853
221,037	3.583	12/01/2036	231,615
454,516	3.930	04/01/2037	482,633
461,033	3.320	01/01/2038	485,493
365,410	3.561	01/01/2038	377,665

			1,881,053

Adjustable Rate FNMA(a) – 2.3%
44,414	3.129	05/01/2033	45,364
133,528	3.208	05/01/2035	138,484
422,765	3.112	06/01/2035	443,953
584,701	3.309	11/01/2035	609,519
78,580	3.395	12/01/2035	81,015
274,809	3.655	03/01/2037	289,926

			1,608,261

Adjustable Rate GNMA(a) – 0.4%
276,608	2.625	04/20/2033	283,412

Agency Multi-Family – 1.3%
FNMA
171,529	2.800	03/01/2018	171,622
110,000	3.840	05/01/2018	110,587
78,241	3.416	10/01/2020	80,421
70,545	3.619	12/01/2020	72,972
302,872	3.762	12/01/2020	314,311
174,776	4.381	06/01/2021	185,393

			935,306

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $4,736,321)			$4,708,032

Collateralized Mortgage Obligations(a) – 38.7%
Agency Multi-Family – 7.4%
FHLMC Multifamily Structured Pass-Through Certificates Series KF02, Class A1
$31,652	1.752%	07/25/2020	$31,652
FHLMC Multifamily Structured Pass-Through Certificates REMIC Series KP04, Class AG1(b)
1,350,000	1.772	07/25/2020	1,342,481
FHLMC Multifamily Structured Pass-Through Certificates REMIC Series KF03, Class A
110,131	1.712	01/25/2021	109,521
FHLMC Multifamily Structured Pass-Through Certificates REMIC Series KS02, Class A
1,005,216	1.752	08/25/2023	1,005,875
FHLMC Multifamily Structured Pass-Through Certificates REMIC Series KF32, Class A(b)
1,499,785	1.742	05/25/2024	1,499,785
FHLMC Multifamily Structured Pass-Through Certificates REMIC Series J15L, Class AFL(b)
1,374,421	1.722	08/25/2025	1,373,982

			5,363,296

Collateralized Mortgage Obligations(a) – (continued)
Regular Floater – 31.3%
FHLMC REMIC Series 3049, Class FP
$218,765	1.827%	10/15/2035	$219,316
FHLMC REMIC Series 3208, Class FB(b)
129,194	1.877	08/15/2036	129,518
FHLMC REMIC Series 3208, Class FD(b)
192,499	1.877	08/15/2036	193,630
FHLMC REMIC Series 3208, Class FG(b)
775,162	1.877	08/15/2036	779,716
FHLMC REMIC Series 3307, Class FT
1,211,183	1.717	07/15/2034	1,211,689
FHLMC REMIC Series 3311, Class KF(b)
2,178,704	1.817	05/15/2037	2,179,531
FHLMC REMIC Series 3371, Class FA(b)
489,693	2.077	09/15/2037	495,077
FHLMC REMIC Series 4174, Class FB(b)
970,100	1.777	05/15/2039	970,099
FHLMC REMIC Series 4320, Class FD
447,227	1.877	07/15/2039	449,227
FHLMC REMIC Series 4477, Class FG
757,333	1.661	10/15/2040	755,614
FHLMC REMIC Series 4508, Class CF
436,796	1.877	09/15/2045	437,808
FHLMC REMIC Series 4631, Class GF
2,619,644	1.977	11/15/2046	2,644,733
FHLMC REMIC Series 4637, Class QF(b)
2,129,003	2.361	04/15/2044	2,143,337
FNMA REMIC Series 2006-82, Class F
259,628	2.122	09/25/2036	261,713
FNMA REMIC Series 2006-96, Class FA
673,325	1.852	10/25/2036	672,758
FNMA REMIC Series 2007-33, Class HF
115,060	1.902	04/25/2037	115,383
FNMA REMIC Series 2007-36, Class F
187,204	1.782	04/25/2037	186,899
FNMA REMIC Series 2007-85, Class FC
521,071	2.092	09/25/2037	525,612
FNMA REMIC Series 2008-8, Class FB
539,016	2.372	02/25/2038	544,665
FNMA REMIC Series 2011-63, Class FG
472,680	2.002	07/25/2041	475,441
FNMA REMIC Series 2012-35, Class QF
1,357,119	1.952	04/25/2042	1,361,368
FNMA REMIC Series 2016-1, Class FT
1,327,151	1.902	02/25/2046	1,329,983
FNMA REMIC Series 2017-45, Class FA
939,969	1.562	06/25/2047	939,978
GNMA REMIC Series 2005-48, Class AF
651,985	1.701	06/20/2035	650,396
GNMA REMIC Series 2012-98, Class FA
610,375	1.901	08/20/2042	613,735
NCUA Guaranteed Notes Trust Series 2011-R1, Class 1A(b)
1,393,166	1.779	01/08/2020	1,395,614
NCUA Guaranteed Notes Trust Series 2010-R1, Class 1A(b)
165,684	1.779	10/07/2020	166,059

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

Schedule of Investments (continued)

December 31, 2017

Principal Amount	Interest Rate	Maturity Date	Value
Collateralized Mortgage Obligations(a) – (continued)
Regular Floater – (continued)
NCUA Guaranteed Notes Trust Series 2010-R2, Class 2A(b)
$370,005	1.873%	11/05/2020	$371,133

			22,220,032

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $27,524,325)			$27,583,328

Commercial Mortgage-Backed Security(a) – 0.7%
Agency Multi-Family – 0.7%
FNMA ACES REMIC Series 2017-M13, Class FA
$499,767	1.638%	10/25/2024	$498,510
(Cost $499,221)

Asset-Backed Securities(a) – 43.7%
Automobile(b) – 4.9%
Ally Master Owner Trust Series 2017-3, Class A1
$1,350,000	1.907%	06/15/2022	$1,351,503
Chesapeake Funding II LLC Series 2016-2A, Class A2(c)
407,351	2.477	06/15/2028	409,598
Chesapeake Funding II LLC Series 2017-3A, Class A2(c)
550,000	1.817	08/15/2029	550,471
GMF Floorplan Owner Revolving Trust Series 2017-2, Class A2(c)
900,000	1.907	07/15/2022	903,155
Nissan Master Owner Trust Receivables Series 2017-C, Class A
300,000	1.797	10/17/2022	300,580

			3,515,307

Collateralized Loan Obligations(c) – 6.5%
Apidos CLO X Series 2012-10A, Class A(b)
141,939	2.798	10/30/2022	142,078
BlueMountain CLO Ltd. Series 2014-2A, Class AR(b)
350,000	2.293	07/20/2026	350,958
Bowman Park CLO Ltd. Series 2014-1A, Class AR
250,000	2.642	11/23/2025	250,876
Cutwater Ltd. Series 2014-1A, Class A1AR(b)
350,000	2.609	07/15/2026	349,887
Halcyon Loan Advisors Funding Ltd. Series 2014-1A, Class A1R(b)
350,000	2.484	04/18/2026	351,402
Neuberger Berman CLO XIX Ltd. Series 2015-19A, Class A1R(b)
350,000	2.409	07/15/2027	351,996
OFSI Fund V Ltd. Series 2013-5A, Class A1LA(b)
161,445	2.283	04/17/2025	161,490
OFSI Fund VI Ltd. Series 2014-6A, Class A1(b)
350,000	2.389	03/20/2025	349,862
Parallel Ltd. Series 2015-1A, Class A(b)
300,000	2.813	07/20/2027	300,247
Sound Point CLO XI Ltd. Series 2016-1A, Class A(b)
700,000	3.013	07/20/2028	703,481
Voya CLO Ltd. Series 2014-4A, Class A1R(b)
500,000	2.309	10/14/2026	500,991

Asset-Backed Securities(a) – (continued)
Collateralized Loan Obligations(c) – (continued)
WhiteHorse IX Ltd. Series 2014-9A, Class AR(b)
$400,000	2.513%	07/17/2026	$400,658
Z Capital Credit Partners CLO Ltd. Series 2015-1A, Class A1(b)
400,000	2.689	07/16/2027	400,200

			4,614,126

Credit Card – 12.2%
BA Credit Card Trust Series 2014-A1, Class A
1,000,000	1.857	06/15/2021	1,003,029
Capital One Multi-Asset Execution Trust Series 2016-A1, Class A1(b)
300,000	1.927	02/15/2022	301,269
CARDS II Trust Series 2016-1A, Class A(b)(c)
300,000	2.177	07/15/2021	300,887
CARDS II Trust Series 2017-1A, Class A(c)
300,000	1.847	04/18/2022	300,689
Chase Issuance Trust Series 2013-A9, Class A(b)
2,000,000	1.897	11/16/2020	2,005,397
Citibank Credit Card Issuance Trust Series 2013-A7, Class A7(b)
900,000	1.862	09/10/2020	902,242
Citibank Credit Card Issuance Trust Series 2017-A5, Class A5(b)
1,400,000	2.155	04/22/2026	1,415,940
Discover Card Execution Note Trust Series 2013-A1, Class A1(b)
1,500,000	1.777	08/17/2020	1,500,464
Evergreen Credit Card Trust Series 2016-1, Class A(b)(c)
500,000	2.197	04/15/2020	500,907
Trillium Credit Card Trust II Series 2016-1A, Class A(b)(c)
500,000	2.272	05/26/2021	501,237

			8,732,061

Student Loans – 20.1%
Academic Loan Funding Trust Series 2013-1A, Class A(b)(c)
486,102	2.352	12/26/2044	483,711
Access Group, Inc. Series 2015-1, Class A(b)(c)
211,246	2.252	07/25/2056	211,500
Access to Loans for Learning Student Loan Corp. Series 2013-I, Class A
471,899	2.352	02/25/2041	472,187
ECMC Group Student Loan Trust Series 2016-1A, Class A(b)(c)
262,843	2.902	07/26/2066	265,272
Edsouth Indenture No. 1 LLC Series 2010-1, Class A1(b)(c)
504,001	2.217	07/25/2023	504,297
Edsouth Indenture No. 4 LLC Series 2013-1, Class A(b)(c)
81,326	2.122	02/26/2029	81,090
Edsouth Indenture No. 5 LLC Series 2014-1, Class A(b)(c)
267,557	2.252	02/25/2039	264,177
Education Loan Asset-Backed Trust I Series 2013-1, Class A1(c)
251,590	2.352	06/25/2026	251,750
Education Loan Asset-Backed Trust I Series 2013-1, Class A2(c)
500,000	2.352	04/26/2032	492,418
Educational Funding of the South, Inc. Series 2011-1, Class A2(b)
522,246	2.017	04/25/2035	522,237
Educational Funding of the South, Inc. Series 2012-1, Class A(b)
355,023	2.602	03/25/2036	356,785

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities(a) – (continued)
Student Loans – (continued)
EFS Volunteer No. 3 LLC Series 2012-1, Class A2(b)(c)
$513,099	2.552%	02/25/2025	$513,979
GCO Education Loan Funding Trust Series 2006-1, Class A8L
267,602	1.592	05/25/2025	267,305
Higher Education Funding I Series 2005-1, Class A4
7,175	1.602	02/25/2030	7,175
Higher Education Funding I Series 2014-1, Class A(b)(c)
272,737	2.512	05/25/2034	272,780
Illinois Student Assistance Commission Series 2010-1, Class A3(b)
200,000	2.267	07/25/2045	200,608
Kentucky Higher Education Student Loan Corp. Series 2015-1, Class A1
647,799	2.111	12/01/2031	646,517
Montana Higher Education Student Assistance Corp. Series 2012-1, Class A2(b)
763,559	2.283	05/20/2030	771,107
Navient Student Loan Trust Series 2016-2A, Class A1(b)(c)
155,040	2.302	06/25/2065	155,416
Navient Student Loan Trust Series 2016-5A, Class A(b)(c)
1,171,961	2.802	06/25/2065	1,200,067
Navient Student Loan Trust Series 2016-7A, Class A(b)(c)
265,085	2.702	03/25/2066	271,241
Nelnet Student Loan Trust Series 2005-4, Class A3(b)
22,451	1.453	06/22/2026	22,445
Nelnet Student Loan Trust Series 2006-1, Class A5(b)
1,046,333	1.564	08/23/2027	1,043,427
Nelnet Student Loan Trust Series 2006-2, Class A5(b)
294,150	1.467	01/25/2030	293,789
Nelnet Student Loan Trust Series 2013-5A, Class A(b)(c)
91,421	2.182	01/25/2037	90,969
New Hampshire Higher Education Loan Corp. Series 2011-1, Class A3(b)
200,000	2.217	10/25/2037	199,164
North Carolina State Education Assistance Authority Series 2010-1, Class A1(b)
115,664	2.267	07/25/2041	115,263
Panhandle-Plains Higher Education Authority, Inc. Series 2011-1, Class A2(b)
267,384	2.285	07/01/2024	267,935
Pennsylvania Higher Education Assistance Agency Series 2006-1, Class A3(b)
573,119	1.507	10/25/2035	564,677
Scholar Funding Trust Series 2010-A, Class A(b)(c)
237,614	2.128	10/28/2041	235,888
Scholar Funding Trust Series 2011-A, Class A(b)(c)
233,467	2.278	10/28/2043	231,298
SLM Student Loan Trust Series 2003-12, Class A5(b)(c)
12,378	1.868	09/15/2022	12,383
SLM Student Loan Trust Series 2003-14, Class A5(b)
18,169	1.597	01/25/2023	18,175
SLM Student Loan Trust Series 2005-5, Class A4(b)
1,100,000	1.507	10/25/2028	1,095,806
SLM Student Loan Trust Series 2005-9, Class A6(b)
316,419	1.917	10/26/2026	317,355

Asset-Backed Securities(a) – (continued)
Student Loans – (continued)
SLM Student Loan Trust Series 2006-2, Class A5(b)
$146,381	1.477%	07/25/2025	$146,339
SLM Student Loan Trust Series 2007-1, Class A5(b)
765,586	1.457	01/26/2026	764,061
SLM Student Loan Trust Series 2008-5, Class A4(b)
146,788	3.067	07/25/2023	151,427
SLM Student Loan Trust Series 2013-3, Class A2(b)
1,602	1.852	05/26/2020	1,602
SLM Student Loan Trust Series 2014-1, Class A2(b)
1,126	1.932	07/26/2021	1,126
South Texas Higher Education Authority, Inc. Series 2012-1, Class A2(b)
107,883	2.185	10/01/2024	108,415
Utah State Board of Regents Series 2015-1, Class A(b)
411,124	2.152	02/25/2043	410,238
Wachovia Student Loan Trust Series 2005-1, Class A5(b)
30,829	1.497	01/26/2026	30,821

			14,334,222

TOTAL ASSET-BACKED SECURITIES
(Cost $31,032,551)			$31,195,716

Municipal Bond(a)(b)(c) – 0.1%
New York – 0.1%
Freddie Mac Multifamily ML Certificates RB Pass Through Series 2017
(1 Mo. LIBOR + 0.50%),
$98,248	2.052%	01/25/2033	$99,333
(Cost $98,248)

U.S. Treasury Obligations – 0.6%
U.S. Treasury Inflation Linked Bonds (TIPS)
$83,281	1.000%	02/15/2046	$89,077
U.S. Treasury Inflation Linked Notes (TIPS)
315,990	0.125	04/15/2020	315,421

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $400,778)			$404,498

Shares	Distribution Rate	Value
Investment Company(d) –7.9%
Goldman Sachs Financial Square Government Fund – Institutional Shares
$5,655,467	1.228%	$5,655,467
(Cost $5,655,467)

TOTAL INVESTMENTS – 98.3%
(Cost $69,946,911)		$70,144,884

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.7%		1,185,695

NET ASSETS – 100.0%		$71,330,579

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

Schedule of Investments (continued)

December 31, 2017

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on December 31, 2017.
(b)	Securities with “Call” features. Maturity dates disclosed are the final maturity dates.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $13,718,639, which represents approximately 19.2% of net assets as of December 31, 2017. The liquidity determination is unaudited.
(d)	Represents an Affiliated Issuer.

Investment Abbreviations:
ACES	—Alternative Credit Enhancement Securities
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
LIBOR	—London Interbank Offered Rate
Mo.	—Month
RB	—Revenue Bond
REMIC	—Real Estate Mortgage Investment Conduit
TIPS	—Treasury Inflation-Protected Securities

Currency Abbreviation:
USD	—United States Dollar

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2017, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
3 Month Eurodollar	1	03/19/2018	$245,600	$(1,660)
3 Month Eurodollar	1	06/18/2018	245,188	(1,993)
U.S. Treasury 10 Year Note	37	03/20/2018	4,589,734	(29,060)
U.S. Treasury Ultra Bond	3	03/20/2018	502,969	548
Total				$(32,165)
Short position contracts:
U.S. Treasury 10 Year Ultra Note	(3)	03/20/2018	(400,688)	1,862
U.S. Treasury 2 Year Note	(6)	03/29/2018	(1,284,656)	2,739
U.S. Treasury 5 Year Note	(30)	03/29/2018	(3,484,922)	16,607
U.S. Treasury Long Bond	(12)	03/20/2018	(1,836,000)	2,909
Total				$24,117
Total Futures Contracts				$(8,048)

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At December 31, 2017, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by the Fund	Termination Date	Notional Amount(a) (000’s)	Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
2.143%(b)	3 Month LIBOR	07/03/2023	USD 120	$970	$(201)	$1,171
3 Month LIBOR(c)	2.378%	07/03/2028	460	(2,725)	–	(2,725)
2.56(b)	3 Month LIBOR	07/03/2048	190	(319)	–	(319)
TOTAL				$(2,074)	$(201)	$(1,873)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to December 31, 2017.
(b)	Payments made semi-annually.
(c)	Payments made quarterly.

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statements of Assets and Liabilities

December 31, 2017

	Core Fixed Income Fund	Equity Index Fund	Growth Opportunities Fund	High Quality Floating Rate Fund

Assets:
Investments in unaffiliated issuers, at value (cost $106,154,423, $65,656,943, $120,854,033 and $64,291,444)(a)	$107,387,654	$176,908,788	$168,919,699	$64,489,417
Investments in affiliated issuers, at value (cost $1,280,522, $297,092, $572 and $5,655,467)	1,280,522	697,023	572	5,655,467
Investments in affiliated securities lending reinvestment vehicle, at value (cost $0, $165,850, $1,040,835 and $0)	—	165,850	1,040,835	—
Purchased Options, at value (premiums paid $1,109, $0, $0 and $0)	3,075	—	—	—
Cash	1,731,293	968,639	2,225,420	1,120,549
Foreign currencies, at value (cost $20,259, $0, $0 and $0)	20,624	—	—	—
Receivables:
Investments sold on an extended-settlement basis	2,052,821	—	—	82,915
Interest and dividends	717,747	181,028	65,703	107,830
Collateral on certain derivative contracts(b)	449,686	—	—	34,608
Investments sold	418,092	422,459	—	—
Reimbursement from investment adviser	15,909	24,564	21,651	16,408
Securities lending income	—	165	670	—
Fund shares sold	—	—	8,761	18
Unrealized gain on forward foreign currency exchange contracts	255,051	—	—	—
Variation margin on futures	8,248	—	—	—
Variation margin on swaps	—	—	—	129
Other assets	335	324	325	344
Total assets	114,341,057	179,368,840	172,283,636	71,507,685

Liabilities:
Forward sale contracts, at value (proceeds received $2,052,969, $0, $0 and $0)	2,054,297	—	—	—
Unrealized loss on forward foreign currency exchange contracts	153,234	—	—	—
Variation margin on swaps	47	—	—	—
Variation margin on futures	—	4,697	—	24,210
Payables:
Investments purchased on an extended-settlement basis	2,091,563	—	—	—
Investments purchased	665,707	—	105,553	—
Management fees	36,991	31,974	120,011	17,600
Distribution and Service fees and Transfer Agency fees	24,958	41,109	26,037	16,959
Fund shares redeemed	7,526	6,026	84,253	28,788
Payable upon return of securities loaned	—	165,850	1,040,835	—
Accrued expenses	117,933	83,582	70,271	89,549
Total liabilities	5,152,256	333,238	1,446,960	177,106

Net Assets:
Paid-in capital	112,776,469	72,161,963	119,988,311	72,170,997
Undistributed net investment income	134,428	262,554	3,637	94,959
Accumulated net realized gain (loss)	(5,008,843)	(5,057,537)	2,779,062	(1,123,429)
Net unrealized gain	1,286,747	111,668,622	48,065,666	188,052
NET ASSETS	$109,188,801	$179,035,602	$170,836,676	$71,330,579
Net Assets:
Institutional	$240,538	$—	$51,733	$56,580
Service	108,948,263	179,035,602	170,784,943	66,548,286
Advisor	—	—	—	4,725,713
Total Net Assets	$109,188,801	$179,035,602	$170,836,676	$71,330,579
Shares outstanding $0.001 par value (unlimited shares authorized):
Institutional	22,571	—	6,648	5,430
Service	10,228,645	10,785,574	22,182,853	6,398,990
Advisor	—	—	—	453,901
Net asset value, offering and redemption price per share:
Institutional	$10.66	$ —	$7.78	$10.42
Service	10.65	16.60	7.70	10.40
Advisor	—	—	—	10.41

(a) Includes loaned securities having a market value of $156,045 and $623,796 for the Equity Index and Growth Opportunities Funds, respectively.

(b) Segregated for initial margin and/or collateral on transactions as follows:

Fund	Forwards	Futures	Swaps
Core Fixed Income	$210,000	$111,984	$127,702
High Quality Floating Rate	—	21,551	13,057

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statements of Operations

For the Fiscal Year Ended December 31, 2017

	Core Fixed Income Fund	Equity Index Fund	Growth Opportunities Fund	High Quality Floating Rate Fund

Investment income:
Interest	$2,873,789	$604	$—	$1,162,868
Dividends — unaffiliated issuers	—	3,453,867	1,243,471	—
Dividends — affiliated issuers	16,352	8,592	8,110	28,595
Securities lending income — affiliated issuer	—	2,630	44,308	—
Total investment income	2,890,141	3,465,693	1,295,889	1,191,463

Expenses:
Management fees	441,682	514,959	1,687,639	281,841
Distribution and Service fees(a)	275,584	429,131	415,692	181,353
Professional fees	118,273	84,129	78,846	101,938
Custody, accounting and administrative services	64,032	54,332	56,893	55,876
Printing and mailing costs	45,929	53,716	39,294	27,398
Transfer Agency fees(a)	22,082	34,328	33,750	14,091
Trustee fees	17,840	17,934	17,939	17,775
Other	6,099	24,919	8,001	7,275
Total expenses	991,521	1,213,448	2,338,054	687,547
Less — expense reductions	(253,059)	(382,685)	(613,231)	(251,865)
Net expenses	738,462	830,763	1,724,823	435,682
NET INVESTMENT INCOME (LOSS)	2,151,679	2,634,930	(428,934)	755,781

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers (including commissions recaptured of $0, $0, $2,597 and $0)	1,047,880	9,418,504	21,900,883	61,678
Investments — affiliated issuers	—	49,776	—	—
Futures contracts	237,692	197,887	—	(36,923)
Purchased options	4,623	—	—	—
Swap contracts	(142,765)	—	—	3,295
Forward foreign currency exchange contracts	(116,141)	—	—	—
Foreign currency transactions	(10,757)	—	—	—
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	332,723	20,844,044	18,521,181	217,546
Investments — affiliated issuer	—	(9,645)	—	—
Futures contracts	(87,736)	23,969	—	(13,001)
Purchased options	1,966	—	—	—
Swap contracts	30,875	—	—	(1,873)
Forward foreign currency exchange contracts	(16,876)	—	—	—
Foreign currency translation	310	—	—	—
Net realized and unrealized gain	1,281,794	30,524,535	40,422,064	230,722
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,433,473	$33,159,465	$39,993,130	$986,503

(a) Class specific Distribution and Service, and Transfer Agency fees were as follows:

	Distribution and Service Fees		Transfer Agency Fees
Fund	Service	Advisor	Institutional	Service	Advisor
Core Fixed Income	$275,584	N/A	$37	$22,045	N/A
Equity Index	429,131	N/A	N/A	34,328	N/A
Growth Opportunities	415,692	N/A	497	33,253	N/A
High Quality Floating Rate	167,078	$14,275	12	13,365	$714

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statements of Changes in Net Assets

	Core Fixed Income Fund		Equity Index Fund
	For the Fiscal Year Ended December 31, 2017	For the Fiscal Year Ended December 31, 2016	For the Fiscal Year Ended December 31, 2017	For the Fiscal Year Ended December 31, 2016

From operations:
Net investment income (loss)	$2,151,679	$2,275,333	$2,634,930	$2,824,658
Net realized gain (loss)	1,020,532	341,177	9,666,167	9,625,482
Net change in unrealized gain	261,262	197,933	20,858,368	5,122,443
Net increase in net assets resulting from operations	3,433,473	2,814,443	33,159,465	17,572,583

Distributions to shareholders:
From net investment income
Institutional Shares	(5,356)	(712)	—	—
Service Shares	(2,870,144)	(2,237,128)	(2,616,868)	(3,549,296)
Advisor Shares	—	—	—	—
From net realized gains
Institutional Shares	—	—	—	—
Service Shares	—	—	(7,410,709)	(7,414,419)
Total distributions to shareholders	(2,875,500)	(2,237,840)	(10,027,577)	(10,963,715)

From share transactions:
Proceeds from sales of shares	7,052,506	18,825,312	2,056,692	3,310,921
Reinvestment of distributions	2,875,500	2,237,840	10,027,577	10,963,715
Cost of shares redeemed	(11,863,453)	(16,023,575)	(21,731,411)	(24,627,725)
Net increase (decrease) in net assets resulting from share transactions	(1,935,447)	5,039,577	(9,647,142)	(10,353,089)
TOTAL INCREASE (DECREASE)	(1,377,474)	5,616,180	13,484,746	(3,744,221)

Net assets:

Beginning of year	110,566,275	104,950,095	165,550,856	169,295,077
End of year	$109,188,801	$110,566,275	$179,035,602	$165,550,856
Undistributed net investment income	$134,428	$627,950	$262,554	$255,499

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Growth Opportunities Fund		High Quality Floating Rate Fund
For the Fiscal Year Ended December 31, 2017	For the Fiscal Year Ended December 31, 2016	For the Fiscal Year Ended December 31, 2017	For the Fiscal Year Ended December 31, 2016

$(428,934)	$(604,577)	$755,781	$532,255
21,900,883	(776,503)	28,050	58,118
18,521,181	3,723,297	202,672	123,607
39,993,130	2,342,217	986,503	713,980

—	—	(956)	(314)
—	—	(842,342)	(665,766)
—	—	(43,482)	(15,910)

(4,985)	(23,519)	—	—
(16,867,555)	(1,048,654)	—	—
(16,872,540)	(1,072,173)	(886,780)	(681,990)

4,405,396	18,099,066	12,689,584	9,233,882
16,872,540	1,072,173	886,780	681,989
(33,003,465)	(29,684,783)	(10,739,000)	(12,519,662)
(11,725,529)	(10,513,544)	2,837,364	(2,603,791)
11,395,061	(9,243,500)	2,937,087	(2,571,801)

159,441,615	168,685,115	68,393,492	70,965,293
$170,836,676	$159,441,615	$71,330,579	$68,393,492
$3,637	$9,808	$94,959	$68,154

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS VARIABLE INSURANCE CORE FIXED INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders From net investment income	Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2017 - Institutional	$10.61	$0.23	$0.13	$0.36	$(0.31)	$10.66	3.40%	$241	0.42%		0.65%		2.18%		229%
2017 - Service	10.60	0.21	0.12	0.33	(0.28)	10.65	3.14	108,948	0.67		0.90		1.95		229
2016 - Institutional	10.53	0.24	0.08	0.32	(0.24)	10.61	2.98	90	0.43		0.65		2.28		329
2016 - Service	10.53	0.22	0.07	0.29	(0.22)	10.60	2.70	110,476	0.67		0.91		2.05		329
2015 - Institutional	10.75	0.27	(0.20)	0.07	(0.29)	10.53	0.60	26	0.42		0.74		2.53		376
2015 - Service	10.76	0.24	(0.21)	0.03	(0.26)	10.53	0.27	104,924	0.67		0.99		2.27		376
2014 - Institutional	10.48	0.25	0.34	0.59	(0.32)	10.75	5.68	26	0.44		0.65		2.31		353
2014 - Service	10.47	0.22	0.36	0.58	(0.29)	10.76	5.61	107,063	0.68		0.91		2.06		353
2013 - Institutional (Commenced April 30, 2013)	10.91	0.15	(0.38)	(0.23)	(0.20)	10.48	(2.13)	24	0.43	(d)	0.69	(d)	2.10	(d)	557
2013 - Service	10.88	0.20	(0.35)	(0.15)	(0.26)	10.47	(1.35)	116,530	0.67		0.89		1.88		557

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.	56

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets	Portfolio turnover rate(c)
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2017 - Service	$14.49	$0.24	$2.85	$3.09	$(0.26)	$(0.72)	$(0.98)	$16.60	21.29%	$179,036	0.48%	0.71%	1.53%	2%
2016 - Service	13.91	0.25	1.35	1.60	(0.33)	(0.69)	(1.02)	14.49	11.41	165,551	0.48	0.73	1.73	3
2015 - Service	14.91	0.32	(0.18)	0.14	(0.28)	(0.86)	(1.14)	13.91	0.94	169,295	0.48	0.70	2.15	4
2014 - Service	13.68	0.22	1.58	1.80	(0.25)	(0.32)	(0.57)	14.91	13.22	190,009	0.49	0.71	1.55	2
2013 - Service	10.54	0.20	3.15	3.35	(0.21)	—	(0.21)	13.68	31.83	193,899	0.49	0.73	1.61	3

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the year.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
	Net asset value, beginning of year	Net investment loss(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net realized gains	Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment loss to average net assets		Portfolio turnover rate(c)
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2017 - Institutional	$6.78	$(0.01)	$1.85	$1.84	$(0.84)	$7.78	27.14%	$52	0.87%		1.14%		(0.13)%		57%
2017 - Service	6.73	(0.02)	1.83	1.81	(0.84)	7.70	26.92	170,785	1.02		1.39		(0.26)		57
2016 - Institutional	6.71	(0.02)	0.14	0.12	(0.05)	6.78	1.71	3,518	0.89		1.16		(0.26)		63
2016 - Service	6.68	(0.02)	0.12	0.10	(0.05)	6.73	1.42	155,924	1.05		1.40		(0.37)		63
2015 - Institutional	7.72	(0.01)	(0.39)	(0.40)	(0.61)	6.71	(5.20)	32	0.93		1.14		(0.19)		57
2015 - Service	7.69	(0.03)	(0.37)	(0.40)	(0.61)	6.68	(5.20)	168,653	1.09		1.40		(0.36)		57
2014 - Institutional	8.59	(0.02)	0.94	0.92	(1.79)	7.72	11.32	33	1.01		1.15		(0.24)		62
2014 - Service	8.58	(0.03)	0.93	0.90	(1.79)	7.69	11.10	201,519	1.17		1.39		(0.39)		62
2013 - Institutional (Commenced April 30, 2013)	7.66	(0.02)	1.52	1.50	(0.57)	8.59	19.73	30	1.00	(d)	1.16	(d)	(0.27	)(d)	42
2013 - Service	6.93	(0.04)	2.26	2.22	(0.57)	8.58	32.20	201,872	1.16		1.39		(0.47)		42

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.	58

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations				Distributions to shareholders
	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions		Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2017 - Institutional	$10.41	$0.14		$0.03	$0.17	$(0.16)	$—	$(0.16)		$10.42	1.62%	$57	0.36%		0.72%		1.33%		38%
2017 - Service	10.38	0.11		0.04	0.15	(0.13)	—	(0.13)		10.40	1.47	66,548	0.61		0.97		1.08		38
2017 - Advisor	10.40	0.10		0.03	0.13	(0.12)	—	(0.12)		10.41	1.26	4,726	0.76		1.12		0.96		38
2016 - Institutional	10.40	0.11		0.03	0.14	(0.13)	—	(0.13)		10.41	1.35	25	0.39		0.78		1.03		47
2016 - Service	10.38	0.08		0.02	0.10	(0.10)	—	(0.10)		10.38	1.00	66,710	0.65		1.04		0.77		47
2016 - Advisor	10.40	0.06		0.03	0.09	(0.09)	—	(0.09)		10.40	0.96	1,658	0.80		1.18		0.62		47
2015 - Institutional	10.49	0.06		(0.08)	(0.02)	(0.07)	—	(0.07)		10.40	(0.16)	25	0.38		0.81		0.54		14
2015 - Service	10.47	0.03		(0.07)	(0.04)	(0.05)	—	(0.05)		10.38	(0.42)	69,625	0.64		1.05		0.28		14
2015 - Advisor	10.49	0.01		(0.06)	(0.05)	(0.04)	—	(0.04)		10.40	(0.57)	1,315	0.78		1.25		0.12		14
2014 - Institutional	10.51	0.05		(0.03)	0.02	(0.04)	—	(0.04)		10.49	0.17	25	0.40		0.70		0.51		17
2014 - Service	10.51	0.03		(0.04)	(0.01)	(0.03)	—	(0.03)		10.47	(0.09)	74,892	0.66		0.96		0.25		17
2014-Advisor (Commenced October 15, 2014)	10.51	—	(d)	(0.02)	(0.02)	—	—	—		10.49	(0.10)*	10	0.77	(e)	1.13	(e)	0.15	(e)	17
2013 - Institutional (Commenced April 30, 2013)	10.56	0.02		0.03	0.05	(0.04)	(0.06)	(0.10	)(f)	10.51	0.50	25	0.40	(e)	0.86	(e)	0.25	(e)	467
2013-Service	10.58	0.01		0.03	0.04	(0.05)	(0.06)	(0.11	)(f)	10.51	0.40	78,142	0.70		1.10		0.08		467

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Annualized.
(f)	Included a distribution from capital of less than $0.01 per share.
*	Represents cumulative total returns

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements

December 31, 2017

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
High Quality Floating Rate	Institutional, Service and Advisor	Diversified
Core Fixed Income and Growth Opportunities	Institutional and Service	Diversified
Equity Index	Service	Diversified

Shares of the Trust are offered to a separate account of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (formerly, Goldman, Sachs & Co.) (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (the “Agreements”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Distributions received from the Funds’ investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class-specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Core Fixed Income and High Quality Floating Rate	Quarterly	Annually
Equity Index and Growth Opportunities	Annually	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

F.  Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to a Fund as cash payments and are included in net realized gain (loss) from investments on the Statements of Operations.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

December 31, 2017

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Unlisted equities are generally classified as Level 2 (fair valued and single source broker securities may be treated differently).

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G8 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i. Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ii. Mortgage Dollar Rolls — Mortgage dollar rolls are transactions whereby a Fund sells mortgage-backed-securities and simultaneously contracts with the same counterparty to repurchase similar securities on a specified future date. During the settlement period, a Fund will not be entitled to accrue interest and receive principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions.

iii. Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

iv. When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement, which may result in a realized gain or loss.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

December 31, 2017

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received, if, any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

iii. Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv. Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.
An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of December 31, 2017:

CORE FIXED INCOME
Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Bonds	$—	$41,908,102	$—
Mortgage-Backed Securities	—	22,709,224	—
Collateralized Mortgage Obligations	—	2,133,146	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	21,932,870	2,135,607	—
Asset-Backed Securities	—	12,471,619	—
Foreign Government Securities	—	2,906,859	—
Supranational	—	199,636	—
Municipal Bonds	—	990,591	—
Investment Company	1,280,522	—	—
Total	$23,213,392	$85,454,784	$—
Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(2,054,297)	$—

Derivative Type
Assets
Forward Foreign Currency Exchange Contracts(a)	$—	$255,051	$—
Futures Contracts(a)	45,149	—	—
Inflation-Linked Swap Contracts(a)	—	491	—
Interest Rate Swap Contracts(a)	—	56,946	—
Purchased Option Contract	3,075	—	—
Total	$48,224	$312,488	$—

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

December 31, 2017

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

CORE FIXED INCOME (continued)
Derivative Type	Level 1	Level 2	Level 3
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(153,234)	$—
Futures Contracts	(62,817)	—	—
Inflation-Linked Swap Contracts	—	(5,313)	—
Interest Rate Swap Contracts	—	(84,645)	—
Total	$(62,817)	$(243,192)	$—

EQUITY INDEX
Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(b)
Europe	$199,586	$—	$—
North America	177,356,278	—	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	49,947	—	—
Securities Lending Reinvestment Vehicle	165,850	—	—
Total	$177,771,661	$—	$—

Derivative Type
Assets(a)
Futures Contracts	$16,846	$—	$—

GROWTH OPPORTUNITIES
Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(b)
North America	$168,919,699	$—	$—
Investment Company	572	—	—
Securities Lending Reinvestment Vehicle	1,040,835	—	—
Total	$169,961,106	$—	$—

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

HIGH QUALITY FLOATING RATE
Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
U.S. Treasury Obligations and/or Other U.S. Government Agencies	$404,498	$—	$—
Mortgage-Backed Securities	—	4,708,032	—
Collateralized Mortgage Obligations	—	27,583,328	—
Commercial Mortgage-Backed Security	—	498,510	—
Asset-Backed Securities	—	31,195,716	—
Municipal Bonds	—	99,333	—
Investment Company	5,655,467	—	—
Total	$6,059,965	$64,084,919	$—

Derivative Type
Assets(a)
Futures Contracts	$24,665	$—	$—
Interest Rate Swap Contracts	—	1,171	—
Total	$24,665	$1,171	$—
Liabilities(a)
Futures Contracts	$(32,713)	$—	$—
Interest Rate Swap Contracts	—	(3,044)	—
Total	$(32,713)	$(3,044)	$—

(a)	Amount shown represents unrealized gain (loss) at fiscal year end.
(b)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in the table.

For further information regarding security characteristics, see the Schedules of Investments.

4.    INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of December 31, 2017. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Core Fixed Income

Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest Rate	Variation margin on futures and swaps and purchased option contracts	$105,661	(a)	Variation margin on futures and swaps	$(152,775	)(a)
Currency	Receivables for unrealized gain on forward foreign currency exchange contracts	255,051		Payable for unrealized loss on forward foreign currency exchange contracts	(153,234)
Total		$360,712			$(306,009)

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

December 31, 2017

4.    INVESTMENTS IN DERIVATIVES (continued)

Fund	Risk	Statements of Assets and Liabilities	Assets(a)	Statements of Assets and Liabilities	Liabilities(a)
Equity Index	Equity	Variation margin on futures	$16,846	—	$—
High Quality Floating Rate	Interest Rate	Variation margin on futures and swaps	25,836	Variation margin on futures and swaps	(35,757)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swap contracts described in the Additional Investment Information sections of the Schedules of Investments. Only the variation margin as of December 31, 2017 is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2017. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Core Fixed Income

Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest Rate	Net realized gain (loss) from futures contracts, purchased options and swap contracts/Net change in unrealized gain (loss) on futures contracts, purchased options and swap contracts	$101,926	$(56,822)	221
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(2,376)	1,927	1
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(116,141)	(16,876)	434
Total		$(16,591)	$(71,771)	656

Equity Index

Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$197,887	$23,969	10

High Quality Floating Rate

Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest Rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$(33,628)	$(14,874)	95

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended December 31, 2017.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreements — Under the Agreements, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended December 31, 2017, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Core Fixed Income	0.40%	0.36%	0.34%	0.33%	0.32%	0.40%	0.40%
Growth Opportunities	1.00	1.00	0.90	0.86	0.84	1.00	0.84	*
High Quality Floating Rate	0.40	0.36	0.34	0.33	0.32	0.40	0.29	*

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any.
*	GSAM agreed to waive a portion of its management fee in order to achieve net management rates, as defined in the Funds’ most recent prospectuses. These waivers will be effective through at least April 28, 2018, and prior to such date GSAM may not terminate the arrangements without approval of the Trustees.

The Core Fixed Income, Growth Opportunities and High Quality Floating Rate Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the fiscal year ended December 31, 2017, GSAM waived $3,851, $1,736, and $6,038 of the Core Fixed Income, Growth Opportunities, and High Quality Floating Rate Funds’ management fees, respectively.

The Agreement for the Equity Index Fund provides for a contractual management fee at an annual rate equal to 0.30% of the Fund’s average daily net assets. For the fiscal year ended December 31, 2017, GSAM agreed to waive a portion of its management fee in order to achieve the following effective annual rates which will remain in effect through at least April 28, 2018 and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees:

Net Management Rate
Fund	$0-$400 million	Over $400 million	Effective Rate
Equity Index	0.21%	0.20%	0.21%

As authorized by the Agreement for the Equity Index Fund, GSAM has entered into a Sub-advisory Agreement with SSgA Funds Management, Inc. (“SSgA”) which serves as the sub-adviser to the Fund and provides the day-to-day advice regarding the Fund’s portfolio transactions. As compensation for its services, SSgA is entitled to a fee, accrued daily and paid monthly by GSAM, at the following annual rates of the Fund’s average daily net assets: 0.03% on the first $50 million, 0.02% on the next $200 million, 0.01% on the next $750 million and 0.008% over $1 billion. The effective sub-advisory fee was 0.02% for the fiscal year ended December 31, 2017.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

December 31, 2017

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares. For the fiscal year ended December 31, 2017 for the Growth Opportunities Fund, Goldman Sachs agreed to waive distribution and services fees so as not to exceed an annual rate of 0.16% of average daily net assets of the Fund. This distribution and service fee waiver will remain in place through at least April 28, 2018, and prior to such date Goldman Sachs may not terminate the arrangement without the approval of the Trustees.

The Trust, on behalf of Advisor Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.15% of the Fund’s average daily net assets attributable to Advisor Shares.

C.  Service Plans — The Trust, on behalf of Advisor Shares of each applicable Fund, has adopted a Service Plan to allow Advisor Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance and administration services to their customers who are beneficial owners of such shares. The Service Plans each provide for compensation to the service organizations equal to 0.25% of the average daily net assets attributable to Advisor Shares of the Fund.

D.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional, Service and Advisor Shares.

E.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for Core Fixed Income, Equity Index, Growth Opportunities and High Quality Floating Rate Funds are 0.004%, 0.004%, 0.004% and 0.034%, respectively. Prior to April 28, 2017, the Other Expense limitation was 0.074% for the High Quality Floating Rate Fund. These Other Expense limitations will remain in place through at least April 28, 2018, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended December 31, 2017, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Distribution and Service Fee Waiver	Custody Fee Credits	Other Expense Reimbursement	Total Expense Reductions
Core Fixed Income	$3,851	$—	$1,829	$247,379	$253,059
Equity Index	154,490	—	690	227,505	382,685
Growth Opportunities	267,281	149,652	2,078	194,220	613,231
High Quality Floating Rate	74,262	—	2,071	175,532	251,865

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

F.  Line of Credit Facility — As of December 31, 2017, the Funds participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2017, the Funds did not have any borrowings under the facility.

G.  Other Transactions with Affiliates — The following table provides information about the investment in shares of issuers of which a Fund is an affiliate as of and for the fiscal year ended December 31, 2017:

Fund	Name of Affiliated Issuer	Beginning Value as of December 31, 2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Ending Value as of December 31, 2017	Shares as of December 31, 2017	Dividend income from affiliated issuer
Equity Index	Goldman Sachs Group, Inc. (The)	$758,338	$—	$(101,446)	$49,776	$(9,645)	$697,023	2,736	$8,592

The following table provides information about the Funds’ investment in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended December 31, 2017:

Fund	Beginning Value as of December 31, 2016	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2017	Shares as of December 31, 2017	Dividend income from affiliated issuer
Core Fixed Income	$289	$40,394,730	$(39,114,497)	$1,280,522	1,280,522	$16,352
Growth Opportunities	4,209,790	34,617,737	(38,826,955)	572	572	8,110
High Quality Floating Rate	2,927,684	30,618,712	(27,890,929)	5,655,467	5,655,467	28,595

As of December 31, 2017, The Goldman Sachs Group, Inc. was the beneficial owner of approximately 12%, 79% and 46% of the Institutional Shares of the Core Fixed Income, Growth Opportunities and High Quality Floating Rate Funds, respectively.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2017, were as follows:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Core Fixed Income	$228,714,181	$33,059,157	$228,724,413	$30,384,822
Equity Index	—	3,932,891	—	20,958,778
Growth Opportunities	—	93,794,050	—	118,348,312
High Quality Floating Rate	9,755,211	17,292,752	13,924,685	10,948,447

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

December 31, 2017

7.    SECURITIES LENDING

The Growth Opportunities Fund may lend its securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Equity Index Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Equity Index and Growth Opportunities Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.205% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will and BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL or BNYM are unable to purchase replacement securities, GSAL and/or BNYM will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of December 31, 2017 are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

Each of the Equity Index and Growth Opportunities Funds and GSAL and BNYM received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the fiscal year ended December 31, 2017, are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Fiscal Year ended December 31, 2017
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs	Amounts Payable to Goldman Sachs upon Return of Securities Loaned as of December 31, 2017
Equity Index	$290	$1,235	$120,100

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

7.    SECURITIES LENDING (continued)

The following table provides information about the Funds’ investment in the Government Money Market Fund for the fiscal year ended December 31, 2017:

Fund	Beginning Value as of December 31, 2016	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2017	Shares as of December 31, 2017
Equity Index	$153,725	$3,355,825	$(3,343,700)	$165,850	165,850
Growth Opportunities	3,236,725	48,402,662	(50,598,552)	1,040,835	1,040,835

8. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

	Core Fixed Income	Equity Index	Growth Opportunities	High Quality Floating Rate
Distributions paid from:
Ordinary income	$2,875,500	$2,728,376	$—	$886,780
Net long-term capital gains	—	7,299,201	16,872,540	—
Total taxable distributions	$2,875,500	$10,027,577	$16,872,540	$886,780

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

	Core Fixed Income	Equity Index	Growth Opportunities	High Quality Floating Rate
Distributions paid from:
Ordinary income	$2,237,840	$3,613,751	$—	$681,990
Net long-term capital gains	—	7,349,964	1,072,082	—
Total taxable distributions	$2,237,840	$10,963,715	$1,072,082	$681,990

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

December 31, 2017

8.    TAX INFORMATION (continued)

As of December 31, 2017, the components of accumulated earnings (losses) on a tax-basis were as follows:

	Core Fixed Income	Equity Index	Growth Opportunities	High Quality Floating Rate
Undistributed ordinary income — net	$235,184	$202,057	$728,197	$94,959
Undistributed long-term capital gains	—	1,636,013	2,315,671	—
Total undistributed earnings	$235,184	$1,838,070	$3,043,868	$94,959
Capital loss carryforwards:
Expiring 2018(1)	$(4,214,815)	$—	$—	$—
Perpetual short-term	—	—	—	(197,425)
Perpetual long-term	(345,051)	—	—	(908,667)
Total capital loss carryforwards	$(4,559,866)	$—	$—	$(1,106,092)
Timing differences (§ 857 (b)(9) deferred dividend, post October loss deferral and straddle loss deferrals)	(463,889)	5,635	—	(25,387)
Unrealized gains — net	1,200,903	104,969,151	47,804,497	196,102
Total accumulated earnings (losses) — net	(3,587,668)	106,812,856	50,848,365	(840,418)

(1)	Expiration occurs on December 31 of the year indicated. The Growth Opportunities Fund utilized $249,583 of capital losses in the current fiscal year.

As of December 31, 2017, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Core Fixed Income	Equity Index	Growth Opportunities	High Quality Floating Rate
Tax cost	$107,521,851	$72,819,356	$122,156,609	$69,938,861
Gross unrealized gain	4,413,283	114,476,585	49,247,812	399,766
Gross unrealized loss	(3,212,380)	(9,507,434)	(1,443,315)	(1,240,184)
Net unrealized gain (loss)	$1,200,903	$104,969,151	$47,804,497	$(840,418)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures, options and foreign currency contracts, and differences in the tax treatment of underlying fund investments, real estate investment trust investments, partnership investments and swap transactions.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

8.    TAX INFORMATION (continued)

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the NAV of the Funds and result primarily from net operating losses, and differences in the tax treatment of foreign currency transactions, underlying fund investments, paydown gains and losses, swap transactions and real estate investment trust investments.

Fund	Paid-in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Core Fixed Income	$—	$(230,299)	$230,299
Equity Index	(60,783)	71,790	(11,007)
Growth Opportunities	(8)	(422,755)	422,763
High Quality Floating Rate	—	(157,804)	157,804

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9.    OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and a Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an exchange traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

December 31, 2017

9.    OTHER RISKS (continued)

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

12.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Core Fixed Income Fund
	For the Fiscal Year Ended December 31, 2017		For the Fiscal Year Ended December 31, 2016
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	15,479	$164,881	6,000	$64,838
Reinvestment of distributions	504	5,356	66	712
Shares redeemed	(1,931)	(20,628)	(18)	(188)
	14,052	149,609	6,048	65,362
Service Shares
Shares sold	646,406	6,887,625	1,743,245	18,760,474
Reinvestment of distributions	270,542	2,870,144	206,845	2,237,128
Shares redeemed	(1,110,095)	(11,842,825)	(1,488,768)	(16,023,387)
	(193,147)	(2,085,056)	461,322	4,974,215
NET INCREASE (DECREASE)	(179,095)	$(1,935,447)	467,370	$5,039,577

	Equity Index Fund
	For the Fiscal Year Ended December 31, 2017		For the Fiscal Year Ended December 31, 2016
	Shares	Dollars	Shares	Dollars
Service Shares
Shares sold	128,581	$2,056,692	232,981	$3,310,921
Reinvestment of distributions	600,454	10,027,577	750,425	10,963,715
Shares redeemed	(1,367,871)	(21,731,411)	(1,727,994)	(24,627,725)
NET DECREASE	(638,836)	$(9,647,142)	(744,588)	$(10,353,089)

	Growth Opportunities Fund
	For the Fiscal Year Ended December 31, 2017		For the Fiscal Year Ended December 31, 2016
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	48,128	$365,935	524,410	$3,733,669
Reinvestment of distributions	642	4,985	3,423	23,519
Shares redeemed	(560,729)	(4,411,997)	(13,935)	(95,699)
	(511,959)	(4,041,077)	513,898	3,661,489
Service Shares
Shares sold	531,350	4,039,461	2,139,566	14,365,397
Reinvestment of distributions	2,196,296	16,867,555	153,762	1,048,654
Shares redeemed	(3,713,893)	(28,591,468)	(4,384,503)	(29,589,084)
	(986,247)	(7,684,452)	(2,091,175)	(14,175,033)
NET DECREASE	(1,498,206)	$(11,725,529)	(1,577,277)	$(10,513,544)

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

December 31, 2017

12.    SUMMARY OF SHARE TRANSACTIONS (continued)

	High Quality Floating Rate Fund
	For the Fiscal Year Ended December 31, 2017		For the Fiscal Year Ended December 31, 2016
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	6,236	$65,055	—	$—
Reinvestment of distributions	92	956	31	314
Shares redeemed	(3,345)	(34,922)	—	—
	2,983	31,089	31	314
Service Shares
Shares sold	537,817	5,602,003	615,563	6,386,630
Reinvestment of distributions	80,994	842,342	64,247	665,765
Shares redeemed	(643,776)	(6,705,632)	(963,897)	(9,999,019)
	(24,965)	(261,287)	(284,087)	(2,946,624)
Advisor Shares
Shares sold	673,871	7,022,526	274,402	2,847,252
Reinvestment of distributions	4,176	43,482	1,533	15,910
Shares redeemed	(383,555)	(3,998,446)	(243,055)	(2,520,643)
	294,492	3,067,562	32,880	342,519
NET INCREASE (DECREASE)	272,510	$2,837,364	(251,176)	$(2,603,791)

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Fund Expenses — Six Month Period Ended December 31, 2017 (Unaudited)

As a shareholder of Institutional, Service or Advisor Shares of the Funds, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees (with respect to Service and Advisor Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares, Service Shares and Advisor Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 through December 31, 2017, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Funds you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

	Core Fixed Income Fund				Equity Index Fund				Growth Opportunities Fund				High Quality Floating Rate Fund
Share Class	Beginning Account Value 07/01/17	Ending Account Value 12/31/17		Expenses Paid for the 6 Months Ended 12/31/17*	Beginning Account Value 07/01/17	Ending Account Value 12/31/17		Expenses Paid for the 6 Months Ended 12/31/17*	Beginning Account Value 07/01/17	Ending Account Value 12/31/17		Expenses Paid for the 6 Months Ended 12/31/17*	Beginning Account Value 07/01/17	Ending Account Value 12/31/17		Expenses Paid for the 6 Months Ended 12/31/17*
Institutional
Actual	$1,000	$1,009.70		$2.13	N/A	N/A		N/A	$1,000	$1,106.60		$4.51	$1,000	$1,008.20		$1.77
Hypothetical 5% return	1,000	1023.09	+	2.14	N/A	N/A		N/A	1,000	1,020.92	+	4.33	1,000	1,023.44	+	1.79
Service
Actual	1,000	1,008.40		3.39	$1,000	$1,111.60		$2.55	1,000	1,106.40		5.36	1,000	1,006.80		3.03
Hypothetical 5% return	1,000	1021.83	+	3.41	1,000	1022.79	+	2.45	1,000	1,020.11	+	5.14	1,000	1,022.18	+	3.06
Advisor
Actual	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,006.10		3.79
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,021.42	+	3.82

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2017. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Institutional	Service	Advisor
Core Fixed Income	0.42%	0.67%	N/A
Equity Index	N/A	0.48	N/A
Growth Opportunities	0.85	1.01	N/A
High Quality Floating Rate	0.35	0.60	0.75%

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Variable Insurance Trust and Shareholders of the

Goldman Sachs Core Fixed Income Fund, Goldman Sachs Equity Index Fund, Goldman Sachs Growth Opportunities Fund, and Goldman Sachs High Quality Floating Rate Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Goldman Sachs Core Fixed Income Fund, Goldman Sachs Equity Index Fund, Goldman Sachs Growth Opportunities Fund, and Goldman Sachs High Quality Floating Rate Fund (four of the funds constituting the Goldman Sachs Variable Insurance Trust, hereafter collectively referred to as the “Funds”) as of December 31, 2017, the related statements of operations for the year ended December 31, 2017, the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2018

We have served as the auditor of one or more investment companies in the Goldman Sachs Fund complex since 2000.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Jessica Palmer Age: 68	Chair of the Board of Trustees	2018 (Trustee Since 2007)	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None
Kathryn A. Cassidy Age: 63	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None
Diana M. Daniels Age: 68	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None
Herbert J. Markley Age: 67	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None
Roy W. Templin Age: 57	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016–Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				105	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)
Gregory G. Weaver Age: 66	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	Verizon Communications Inc.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 55	President and Trustee	Since 2007

Managing Director, Goldman Sachs (January 2000-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

				146	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2017.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2017, Goldman Sachs Trust consisted of 91 portfolios (90 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 14 portfolios; Goldman Sachs Trust II consisted of 17 portfolios (16 of which offered shares to the public); Goldman Sachs BDC, Inc., Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Private Markets Fund 2018 LLC, Goldman Sachs Private Markets Fund 2018 (A) LLC and Goldman Sachs Private Markets Fund 2018 (B) LLC each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 19 portfolios (12 of which offered shares to the public). Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs Private Markets Fund 2018 LLC, Goldman Sachs Private Markets Fund 2018 (A) LLC and Goldman Sachs Private Markets Fund 2018 (B) LLC do not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 55	Trustee and President	Since 2007

Managing Director, Goldman Sachs (January 2000-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 40	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 46	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 49	Assistant Treasurer and Principal Accounting Officer	Since 2016 (Principal Accounting Officer since 2017)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC

(May 2010-October 2015).

Assistant Treasurer and Principal Accounting Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of December 31, 2017.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2017, 100% of the dividends paid from net investment company taxable income by the Equity Index Fund qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Equity Index and Growth Opportunities Funds designate $7,299,201 and $16,872,540 respectively, or, if different, the maximum amount allowable, as capital gain dividends paid during the year ended December 31, 2017.

TRUSTEES	OFFICERS
Jessica Palmer, Chair	James A. McNamara, President
Kathryn A. Cassidy	Scott M. McHugh, Treasurer, Senior Vice
Diana M. Daniels	President and Principal Financial Officer
Herbert J. Markley	Joseph F. DiMaria, Assistant Treasurer and
James A. McNamara	Principal Accounting Officer
Roy W. Templin	Caroline L. Kraus, Secretary
Gregory G. Weaver

GOLDMAN SACHS & CO. LLC

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York,

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities for the 12-month period ended December 31 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-621-2550.

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of transactions or matters addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of December 31, 2017 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

THIS MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY AND IS PROVIDED SOLELY ON THE BASIS THAT IT WILL NOT CONSTITUTE INVESTMENT OR OTHER ADVICE OR A RECOMMENDATION RELATING TO ANY PERSON’S OR PLAN’S INVESTMENT OR OTHER DECISIONS, AND GOLDMAN SACHS IS NOT A FIDUCIARY OR ADVISOR WITH RESPECT TO ANY PERSON OR PLAN BY REASON OF PROVIDING THE MATERIAL OR CONTENT HEREIN INCLUDING UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 OR DEPARTMENT OF LABOR REGULATIONS. PLAN SPONSORS AND OTHER FIDUCIARIES SHOULD CONSIDER THEIR OWN CIRCUMSTANCES IN ASSESSING ANY POTENTIAL COURSE OF ACTION.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust Funds.

© 2018 Goldman Sachs. All rights reserved.

VITMLTIAR-18/119296-OTU-698096/16.2k

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Small Cap Equity Insights Fund

Annual Report

December 31, 2017

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Small Cap Equity Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2017 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of 11.57% and 11.22%, respectively. These returns compare to the 14.65% average annual total return of the Fund’s benchmark, the Russell 2000® Index (with dividends reinvested) (the “Russell Index”) during the same time period.

What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

Representing the U.S. equity market, the S&P 500® Index gained 21.83% during the Reporting Period. It was a banner year for U.S. equities, with the S&P 500® Index advancing for 12 consecutive months in 2017, a feat that had previously never been accomplished in a single calendar year. Overall, stocks were boosted by a combination of accelerating economic growth, rising corporate earnings and a general lack of negative financial headlines. U.S. equity market volatility was at historic lows.

U.S. equities rallied to new highs at the start of 2017 on prospects of deregulation, tax reform and infrastructure spending as well as on stronger economic data. In March 2017, the U.S. Federal Reserve (the “Fed”) raised interest rates for the third time since the 2008 global financial crisis, which was met with dovish market reaction. (Dovish tends to suggest lower interest rates; opposite of hawkish.) U.S. equities were virtually flat, albeit positive, in March 2017 and then continued to climb higher in April 2017 on strong earnings results and receding European political risk. Although the labor market remained strong, economic activity and inflation moderated during the second calendar quarter. In the third calendar quarter, U.S. economic activity and labor market data showed consistent strength, with a reversal of five consecutive downside inflation surprises. Progress on tax reform and strong economic activity data remained supportive for U.S. equities in October and November 2017. The Fed delivered the third rate hike of 2017 in December as had been widely expected, having done similarly in June 2017, and maintained its projections for three additional interest rate hikes in 2018. U.S. equities gained additional momentum toward the end of the Reporting Period from the passage of a tax reform bill that reduced the corporate tax rate from 35% to 21%. The fourth quarter of 2017 marked the ninth consecutive quarter of positive returns for the S&P 500® Index, its strongest quarterly advance in four years.

For the Reporting Period overall, information technology, materials and consumer discretionary were the best performing sectors in the S&P 500® Index, as measured by total return. The weakest performing sectors in the S&P 500® Index were telecommunication services and energy, the only two to post negative absolute returns, followed by real estate, which was comparatively weak but generated a positive return during the Reporting Period.

Within the U.S. equity market, there was significant disparity in performance not only among sectors but also among the various capitalization and style segments. While all capitalization segments posted positive returns, large-cap stocks, as measured by the Russell 1000® Index, performed best, followed by mid-cap stocks, as measured by the Russell Midcap® Index, and then at some distance by small-cap stocks, as measured by the Russell 2000® Index. From a style perspective, growth-oriented stocks significantly outpaced value-oriented stocks across the capitalization spectrum. (All as measured by the Russell indices.)

What key factors were responsible for the Fund’s performance during the Reporting Period?

During the Reporting Period, the Fund underperformed the Russell Index on a relative basis. Five of our quantitative model’s six investment themes added to relative performance. However, the Fund underperformed the Index largely because of certain individual stock positions.

What impact did the Fund’s investment themes have on performance during the Reporting Period?

As expected, and in keeping with our investment approach, our quantitative model and its six investment themes — Valuation, Profitability, Quality, Management, Momentum and Sentiment — had the greatest impact on relative performance. We use these themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by the Fund’s different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, five of our six investment themes contributed positively to the Fund’s relative performance. The Momentum, Valuation, Quality, Profitability and Management themes contributed positively to relative performance. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. Valuation attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. The Quality theme assesses both firm and financial quality. The Profitability theme assesses whether a company is earning more than its cost of capital. The Management theme assesses the characteristics, policies and strategic decisions of company management.

The Fund’s Sentiment theme detracted from the Fund’s relative performance. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries.

How did the Fund’s sector and industry allocations affect relative performance?

In constructing the Fund’s portfolio, we focus on picking stocks rather than making industry or sector bets. Consequently, the Fund is similar to its benchmark, the Russell Index, in terms of its sector allocation and style. We manage the Fund’s industry and sector exposure by including industry factors in our risk model and by explicitly penalizing industry and sector deviations from the benchmark index in optimization. Sector weights or changes in weights generally do not have a meaningful impact on relative performance.

Did stock selection help or hurt Fund performance during the Reporting Period?

We seek to outpace the Russell Index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with more favorable Momentum characteristics than the benchmark index. During the Reporting Period, certain individual stock positions detracted from relative performance. The Fund was hurt most by security selection in the industrials, consumer discretionary and information technology sectors. Conversely, security selection in the real estate and financials sectors bolstered relative returns. Relative allocation positioning in financials and energy also contributed positively to the Fund’s relative performance.

Which individual positions detracted from the Fund’s results during the Reporting Period?

Detracting most from the Fund’s results relative to its benchmark index were overweight positions in re-insurance company Maiden Holdings and charter air transportation provider Hawaiian Holdings and an underweight position in clinical-stage biopharmaceutical company Nektar Therapeutics. The Fund was overweight Maiden Holdings due to our positive view on Value. Our positive view on Value also led us to overweight Hawaiian Holdings. We chose to underweight Nektar Therapeutics because of our negative views on Momentum and Value.

Which individual stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

The Fund benefited most from overweight positions in equipment manufacturer Rogers, research-based pharmaceutical company FibroGen and gaming facilities owner and operator Penn National Gaming. We chose to overweight Rogers because of our positive views on Sentiment and Quality. Our positive views on Quality and Value led us to overweight FibroGen. The Fund was overweight Penn National Gaming due to our positive views on Sentiment and Value.

How did the Fund use derivatives during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, we used equity index futures contracts, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of stock futures. The use of these futures contracts did not have a material impact on the Fund’s performance during the Reporting Period.

Did you make any enhancements to your quantitative models during the Reporting Period?

We continuously look for ways to improve our investment process. During the Reporting Period, we made numerous enhancements to our models. As example, we made two enhancements to our Sentiment theme. The first enhancement introduced a signal in the

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

U.S. region, which looks at characteristics of a company’s Credit Default Swaps term structure to infer investor expectations regarding the health of that company. Secondly, we introduced an enhancement in the U.S. region that looks at the 10-K and 10-Q filings of companies as an indicator of stock price movements. We use natural language processing techniques to parse through quarterly filings in an effort to gauge various aspects of a company related to management sentiment, their outlook and their thoughts on upcoming risks.

During the fourth quarter of 2017, we introduced new signals within the Profitability theme that use various alternative data sources to identify companies benefiting from consumer spending. The first signal, introduced in the U.S. region, aims to forecast sales growth trends not just for the upcoming quarter but for multiple quarters ahead by looking for underlying trends. The second signal, also introduced in the U.S. region, analyzes profitability of retailers by assessing customer traffic in the retailer’s location. The third signal aims to predict the profitability of developed market companies outside the U.S. by mapping U.S. consumer spending data in various segments to non-U.S. companies engaged in these business segments, as our research has shown that consumer behavior across developed markets are correlated.

We also introduced new signals within our Momentum theme that help us create economic links between companies with similar businesses. The first signal, introduced in all regions, identifies companies linked by a common theme based on company descriptions. The second signal, introduced in the U.S. region, looks at searches made on the same day for regulatory filings of multiple companies to identify linked companies.

Additionally, we introduced an Environmental, Social and Governance (“ESG”) signal within our Management theme that helps us quantify reputational risk. The signal, introduced in all regions except Canada, looks at ESG risk events to form a view of the peak risk of the company from an ESG perspective.

What was the Fund’s sector positioning relative to its benchmark index at the end of the Reporting Period?

As of December 31, 2017, the Fund was overweight the energy, consumer discretionary, industrials and materials sectors relative to the Russell Index. The Fund was underweight health care, utilities, financials and consumer staples and was rather neutrally weighted in telecommunication services, real estate and information technology compared to the benchmark index on the same date.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

During the Reporting Period, one Vice President left the Equity Alpha team and two Vice Presidents joined the team. QIS employs a globally integrated team of more than 90 professionals, with an additional 75-plus professionals dedicated to trading, information technology and development of analytical tools.

What is your strategy going forward for the Fund?

Looking ahead, we continue to believe that less expensive stocks should outpace more expensive stocks, and stocks with good momentum are likely to outperform those with poor momentum. We intend to maintain our focus on seeking companies about which fundamental research analysts are becoming more positive as well as profitable companies with sustainable earnings and a track record of using their capital to enhance shareholder value. As such, we anticipate remaining fully invested with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Index Definitions

The Russell 2000® Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The figures for the index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The S&P 500® Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The figures for the index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index. It is not possible to invest directly in an index.

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. It is not possible to invest directly in an index.

4

FUND BASICS

Small Cap Equity Insights Fund

as of December 31, 2017

STANDARDIZED TOTAL RETURNS1

For the period ended 12/31/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional	11.57%	14.29%	9.27%	7.16%	2/13/98
Service	11.22	14.00	8.98	8.05	8/31/07

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional Shares and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.81%	1.04%
Service	1.06	1.29

[2]	The expense ratios of the Fund, both current (net of any fee waivers and/or expense limitations) and before waivers (gross of any fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s fee waivers and/or expense limitations will remain in place through at least April 28, 2018, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 12/31/173,4

Holding	% of Net Assets	Line of Business
Evercore, Inc. Class A	0.8%	Diversified Financials
Entegris, Inc.	0.8	Semiconductors & Semiconductor Equipment
American Eagle Outfitters, Inc.	0.8	Retailing
Piper Jaffray Cos.	0.8	Diversified Financials
American Equity Investment Life Holding Co.	0.7	Insurance
Arch Coal, Inc. Class A	0.7	Energy
Sunstone Hotel Investors, Inc. (REIT)	0.7	Real Estate
First Industrial Realty Trust, Inc. (REIT)	0.7	Real Estate
Louisiana-Pacific Corp.	0.7	Materials
Peabody Energy Corp.	0.7	Energy

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

[4]	The Fund’s overall top ten holdings differ from the table above due to the exclusion of the Goldman Sachs Financial Square Government Fund (a securities lending reinvestment vehicle) which represents 1.1% of the Fund’s net assets as of 12/31/2017.

5

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS4

As of December 31, 2017

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 1.1% of the Fund’s net assets at December 31, 2017. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

6

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Performance Summary

December 31, 2017

The following graph shows the value, as of December 31, 2017, of a $10,000 investment made on January 1, 2008 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000® Index (with distributions reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown, and in their absence, performance would be reduced. Performance of Service Shares will vary from Institutional Shares due to differences in class specific fees. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Small Cap Equity Insights Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2008 through December 31, 2017.

Average Annual Total Return through December 31, 2017	One Year	Five Years	Ten Years	Since Inception
Institutional (Commenced February 13, 1998)	11.57%	14.29%	9.27%	7.16%
Service (Commenced August 31, 2007)	11.22%	14.00%	8.98%	8.05%

7

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments

December 31, 2017

Shares	Description	Value
Common Stocks – 98.2%
Automobiles & Components – 1.9%
5,574	Cooper-Standard Holdings, Inc.*	$682,815
6,975	Dana, Inc.	223,270
4,790	Dorman Products, Inc.*	292,861
10,845	Tenneco, Inc.	634,866

		1,833,812

Banks – 8.1%
1,379	BankFinancial Corp.	21,154
637	Banner Corp.	35,111
12,466	Beneficial Bancorp, Inc.	205,066
4,242	Cathay General Bancorp	178,885
20,596	Central Pacific Financial Corp.	614,379
24,434	CVB Financial Corp.	575,665
11,165	Dime Community Bancshares, Inc.	233,907
1,007	Eagle Bancorp, Inc.*	58,305
4,753	Federal Agricultural Mortgage Corp. Class C	371,875
16,654	First Busey Corp.	498,621
1,730	First Citizens BancShares, Inc. Class A	697,190
712	First Defiance Financial Corp.	37,003
705	First Financial Corp.	31,972
3,885	First Foundation, Inc.*	72,028
4,361	Fulton Financial Corp.	78,062
13,334	Hanmi Financial Corp.	404,687
3,034	Heartland Financial USA, Inc.	162,774
9,099	Hilltop Holdings, Inc.	230,478
3,421	Home Bancorp, Inc.	147,856
2,432	Home BancShares, Inc.	56,544
16,087	International Bancshares Corp.	638,654
4,648	Meridian Bancorp, Inc.	95,749
1,589	Meta Financial Group, Inc.	147,221
654	National Commerce Corp.*	26,323
16,421	OFG Bancorp	154,357
1,379	Seacoast Banking Corp. of Florida*	34,765
9,133	TriCo Bancshares	345,775
20,737	TrustCo Bank Corp.	190,780
7,768	UMB Financial Corp.	558,674
10,635	United Community Banks, Inc.	299,269
6,489	Walker & Dunlop, Inc.*	308,227
5,043	Wintrust Financial Corp.	415,392

		7,926,748

Capital Goods – 9.0%
1,031	Alamo Group, Inc.	116,369
3,044	Applied Industrial Technologies, Inc.	207,296
6,240	Argan, Inc.	280,800
4,881	Briggs & Stratton Corp.	123,831
15,352	Builders FirstSource, Inc.*	334,520
1,611	Caesarstone Ltd.*	35,442
7,036	Comfort Systems USA, Inc.	307,121
21,669	Continental Building Products, Inc.*	609,982
5,898	Curtiss-Wright Corp.	718,671
2,753	Ducommun, Inc.*	78,323
8,831	EMCOR Group, Inc.	721,934
2,616	EnerSys	182,152
6,517	Esterline Technologies Corp.*	486,820

Common Stocks – (continued)
Capital Goods – (continued)
5,135	GMS, Inc.*	193,281
4,304	Granite Construction, Inc.	273,003
14,910	H&E Equipment Services, Inc.	606,092
13,740	Hillenbrand, Inc.	614,178
2,813	Kadant, Inc.	282,425
2,582	Kennametal, Inc.	124,995
4,579	Masonite International Corp.*	339,533
4,149	Miller Industries, Inc.	107,044
2,495	PGT Innovations, Inc.*	42,041
15,768	Primoris Services Corp.	428,732
13,537	Rush Enterprises, Inc. Class A*	687,815
4,554	SPX FLOW, Inc.*	216,543
8,033	Titan Machinery, Inc.*	170,059
287	Trex Co., Inc.*	31,108
8,867	TriMas Corp.*	237,192
14,828	Wabash National Corp.	321,768

		8,879,070

Commercial & Professional Services – 6.2%
2,195	Barrett Business Services, Inc.	141,556
18,106	Brady Corp. Class A	686,217
13,080	CBIZ, Inc.*	202,086
3,708	CRA International, Inc.	166,675
2,539	Essendant, Inc.	23,536
374	Exponent, Inc.	26,591
3,532	Heidrick & Struggles International, Inc.	86,711
2,832	ICF International, Inc.*	148,680
10,146	Insperity, Inc.	581,873
6,584	Kelly Services, Inc. Class A	179,546
32,194	Kimball International, Inc. Class B	601,062
4,290	Korn/Ferry International	177,520
3,560	Matthews International Corp. Class A	187,968
14,348	McGrath RentCorp	674,069
6,899	MSA Safety, Inc.	534,810
7,475	On Assignment, Inc.*	480,418
8,331	Quad/Graphics, Inc.	188,281
19,447	RPX Corp.	261,368
11,288	TriNet Group, Inc.*	500,510
3,176	TrueBlue, Inc.*	87,340
496	UniFirst Corp.	81,790
1,302	WageWorks, Inc.*	80,724

		6,099,331

Consumer Durables & Apparel – 4.6%
10,746	Beazer Homes USA, Inc.*	206,431
40,896	Callaway Golf Co.	569,681
15,337	Crocs, Inc.*	193,860
7,965	Deckers Outdoor Corp.*	639,191
22,809	Fossil Group, Inc.*(a)	177,226
12,232	KB Home	390,812
14,167	Malibu Boats, Inc. Class A*	421,185
11,317	MCBC Holdings, Inc.*	251,464
18,496	MDC Holdings, Inc.	589,652
1,649	Oxford Industries, Inc.	123,988
1,137	Superior Uniform Group, Inc.	30,369
8,420	TopBuild Corp.*	637,731

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Consumer Durables & Apparel – (continued)
6,365	Unifi, Inc.*	$228,313
6,231	Vista Outdoor, Inc.*	90,786

		4,550,689

Consumer Services – 4.2%
8,848	BJ’s Restaurants, Inc.	322,067
13,311	Boyd Gaming Corp.	466,551
8,658	Dave & Buster’s Entertainment, Inc.*	477,662
785	Grand Canyon Education, Inc.*	70,281
22,063	Houghton Mifflin Harcourt Co.*	205,186
11,299	International Speedway Corp. Class A	450,265
21,290	K12, Inc.*	338,511
860	Monarch Casino & Resort, Inc.*	38,545
19,980	Penn National Gaming, Inc.*	625,973
4,638	Ruth’s Hospitality Group, Inc.	100,413
7,897	Scientific Games Corp. Class A*	405,116
12,582	Texas Roadhouse, Inc.	662,820

		4,163,390

Diversified Financials – 4.3%
13,701	AG Mortgage Investment Trust, Inc. (REIT)	260,456
20,925	Enova International, Inc.*	318,060
9,189	Evercore, Inc. Class A(b)	827,010
5,675	Green Dot Corp. Class A*	341,975
12,390	Houlihan Lokey, Inc.	562,878
22,443	Investment Technology Group, Inc.	432,028
22,999	LendingClub Corp.*	94,986
7,486	Moelis & Co. Class A	363,071
8,638	Piper Jaffray Cos.	745,027
4,472	Westwood Holdings Group, Inc.	296,091

		4,241,582

Energy – 6.8%
7,835	Arch Coal, Inc. Class A	729,909
1,700	Archrock, Inc.	17,850
763	Bonanza Creek Energy, Inc.*	21,051
8,716	CVR Energy, Inc.(a)	324,584
17,945	Delek US Energy, Inc.	626,998
67,843	Denbury Resources, Inc.*	149,933
181	Dorian LPG Ltd.*	1,488
5,785	Energy XXI Gulf Coast, Inc.*	33,206
18,024	Exterran Corp.*	566,675
50,318	Fairmount Santrol Holdings, Inc.*(a)	263,163
6,784	Matrix Service Co.*	120,755
90,457	McDermott International, Inc.*	595,207
5,566	Newpark Resources, Inc.*	47,868
12,215	Oil States International, Inc.*	345,684
8,236	Pacific Ethanol, Inc.*	37,474
10,385	Par Pacific Holdings, Inc.*	200,223
18,426	Peabody Energy Corp.*	725,432
30,808	Pioneer Energy Services Corp.*	93,964
17,318	ProPetro Holding Corp.*	349,131
5,058	REX American Resources Corp.*	418,752
1,963	SEACOR Holdings, Inc.*	90,730
16,676	Smart Sand, Inc.*	144,414

Common Stocks – (continued)
Energy – (continued)
4,934	Stone Energy Corp.*	158,677
19,521	Superior Energy Services, Inc.*	187,987
11,160	Unit Corp.*	245,520
4,280	US Silica Holdings, Inc.	139,357

		6,636,032

Food & Staples Retailing – 0.1%
6,160	Smart & Final Stores, Inc.*	52,668
3,685	Village Super Market, Inc. Class A	84,497

		137,165

Food, Beverage & Tobacco – 0.6%
6,740	Dean Foods Co.	77,914
482	John B Sanfilippo & Son, Inc.	30,486
838	Lancaster Colony Corp.	108,278
3,224	National Beverage Corp.	314,147
247	Sanderson Farms, Inc.	34,279

		565,104

Health Care Equipment & Services – 3.8%
6,784	Aceto Corp.	70,079
4,427	Allscripts Healthcare Solutions, Inc.*	64,413
705	Amedisys, Inc.*	37,160
4,803	Anika Therapeutics, Inc.*	258,930
174	Atrion Corp.	109,724
133	Cantel Medical Corp.	13,682
2,272	CorVel Corp.*	120,189
3,196	Halyard Health, Inc.*	147,591
5,213	HealthStream, Inc.*	120,733
1,786	LHC Group, Inc.*	109,392
6,765	Magellan Health, Inc.*	653,161
7,629	Masimo Corp.*	646,939
2,442	Medidata Solutions, Inc.*	154,749
8,417	Molina Healthcare, Inc.*	645,416
687	National HealthCare Corp.	41,866
4,237	NxStage Medical, Inc.*	102,662
5,814	Quality Systems, Inc.*	78,954
13,615	Triple-S Management Corp. Class B*	338,333
789	Vocera Communications, Inc.*	23,844

		3,737,817

Household & Personal Products – 0.6%
8,470	Central Garden & Pet Co. Class A*	319,404
2,121	Inter Parfums, Inc.	92,157
1,790	Medifast, Inc.	124,960

		536,521

Insurance – 2.9%
23,790	American Equity Investment Life Holding Co.	731,066
10,757	Argo Group International Holdings Ltd.	663,169
3,975	FBL Financial Group, Inc. Class A	276,859
52,008	Genworth Financial, Inc. Class A*	161,745
7,243	Health Insurance Innovations, Inc. Class A*(a)	180,713
2,207	James River Group Holdings Ltd.	88,302

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued)

December 31, 2017

Shares	Description	Value
Common Stocks – (continued)
Insurance – (continued)
17,173	Maiden Holdings Ltd.	$113,342
13,723	Stewart Information Services Corp.	580,483
2,833	Trupanion, Inc.*(a)	82,922

		2,878,601

Materials – 6.1%
8,518	Boise Cascade Co.	339,868
13,802	Carpenter Technology Corp.	703,764
4,046	Chase Corp.	487,543
3,077	Haynes International, Inc.	98,618
8,073	Ingevity Corp.*	568,904
12,204	Innophos Holdings, Inc.	570,293
6,643	KapStone Paper and Packaging Corp.	150,730
7,774	Kraton Corp.*	374,474
27,626	Louisiana-Pacific Corp.*	725,459
8,926	Materion Corp.	433,804
8,866	Minerals Technologies, Inc.	610,424
20,910	Schnitzer Steel Industries, Inc. Class A	700,485
1,022	Stepan Co.	80,707
8,146	SunCoke Energy, Inc.*	97,670
1,963	Worthington Industries, Inc.	86,490

		6,029,233

Media – 0.6%
21,024	Gannett Co., Inc.	243,668
6,318	MSG Networks, Inc. Class A*	127,940
7,127	New Media Investment Group, Inc.	119,591
3,648	tronc, Inc.*	64,168

		555,367

Pharmaceuticals, Biotechnology & Life Sciences – 8.2%
8,323	Acceleron Pharma, Inc.*	353,228
23,244	Akebia Therapeutics, Inc.*	345,638
1,958	Bluebird Bio, Inc.*	348,720
3,715	Calithera Biosciences, Inc.*	31,020
6,114	Cambrex Corp.*	293,472
14,187	Catalent, Inc.*	582,802
7,671	Catalyst Pharmaceuticals, Inc.*	29,994
5,984	ChemoCentryx, Inc.*	35,605
1,841	Concert Pharmaceuticals, Inc.*	47,627
17,273	CytomX Therapeutics, Inc.*	364,633
2,405	Enanta Pharmaceuticals, Inc.*	141,125
2,567	Epizyme, Inc.*	32,216
3,672	Exact Sciences Corp.*	192,927
8,545	FibroGen, Inc.*	405,033
16,651	Genomic Health, Inc.*	569,464
3,000	Global Blood Therapeutics, Inc.*	118,050
27,024	Halozyme Therapeutics, Inc.*	547,506
6,145	Ignyta, Inc.*	164,071
13,273	Innoviva, Inc.*	188,344
790	Intersect ENT, Inc.*	25,596
536	Ligand Pharmaceuticals, Inc.*	73,394
3,926	MiMedx Group, Inc.*(a)	49,507
87,665	PDL BioPharma, Inc.*	240,202
15,607	Phibro Animal Health Corp. Class A	522,834
38,611	Pieris Pharmaceuticals, Inc.*	291,513

Common Stocks – (continued)
Pharmaceuticals, Biotechnology & Life Sciences – (continued)
3,570	Portola Pharmaceuticals, Inc.*	173,788
8,734	PTC Therapeutics, Inc.*	145,683
269	Puma Biotechnology, Inc.*	26,591
843	REGENXBIO, Inc.*	28,030
14,815	Retrophin, Inc.*	312,152
3,250	Sage Therapeutics, Inc.*	535,307
25,789	Sangamo Therapeutics, Inc.*	422,940
226	Sarepta Therapeutics, Inc.*	12,575
18,386	Spectrum Pharmaceuticals, Inc.*	348,415
2,595	Supernus Pharmaceuticals, Inc.*	103,411

		8,103,413

Real Estate – 6.5%
55,060	DiamondRock Hospitality Co. (REIT)	621,627
23,096	First Industrial Realty Trust, Inc. (REIT)(b)	726,831
6,984	Hersha Hospitality Trust (REIT)	121,522
14,942	Kite Realty Group Trust (REIT)	292,863
5,374	PS Business Parks, Inc. (REIT)	672,234
10,230	QTS Realty Trust, Inc. Class A (REIT)	554,057
19,822	Rexford Industrial Realty, Inc. (REIT)	578,010
245	RMR Group, Inc. (The) Class A	14,528
9,264	Ryman Hospitality Properties, Inc. (REIT)	639,401
3,535	Summit Hotel Properties, Inc. (REIT)	53,838
44,066	Sunstone Hotel Investors, Inc. (REIT)	728,411
6,287	Terreno Realty Corp. (REIT)	220,422
24,441	Tier REIT, Inc. (REIT)	498,352
4,378	UMH Properties, Inc. (REIT)	65,232
29,006	Xenia Hotels & Resorts, Inc. (REIT)	626,240

		6,413,568

Retailing – 3.8%
9,769	Abercrombie & Fitch Co. Class A	170,274
42,008	American Eagle Outfitters, Inc.	789,750
1,297	America’s Car-Mart, Inc.*	57,911
9,893	Asbury Automotive Group, Inc.*	633,152
14,711	Chico’s FAS, Inc.	129,751
29,790	Express, Inc.*	302,369
1,784	Five Below, Inc.*	118,315
14,739	Groupon, Inc.*	75,169
2,160	Haverty Furniture Cos., Inc.	48,924
15,575	Liberty TripAdvisor Holdings, Inc. Class A*	146,794
7,719	Nutrisystem, Inc.	406,019
21,089	Pier 1 Imports, Inc.	87,309
1,613	Shoe Carnival, Inc.	43,148
11,082	Sleep Number Corp.*	416,572
9,252	Tailored Brands, Inc.	201,971
4,114	Zumiez, Inc.*	85,674

		3,713,102

Semiconductors & Semiconductor Equipment – 4.2%
22,184	Amkor Technology, Inc.*	222,949
2,106	Axcelis Technologies, Inc.*	60,442
7,555	Cabot Microelectronics Corp.	710,774

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – (continued)
3,318	Cirrus Logic, Inc.*	$172,071
17,899	Diodes, Inc.*	513,164
26,758	Entegris, Inc.(b)	814,781
14,097	FormFactor, Inc.*	220,618
7,275	MKS Instruments, Inc.	687,488
39,422	Photronics, Inc.*	336,073
1,625	Rudolph Technologies, Inc.*	38,838
4,323	Silicon Laboratories, Inc.*	381,721

		4,158,919

Software & Services – 7.7%
7,478	Appfolio, Inc. Class A*	310,337
1,626	Apptio, Inc. Class A*	38,243
21,444	Blucora, Inc.*	473,912
12,869	Bottomline Technologies de, Inc.*	446,297
1,971	Care.com, Inc.*	35,557
3,768	Cars.com, Inc.*	108,669
1,016	Cass Information Systems, Inc.	59,141
23,773	CommerceHub, Inc. Series C*	489,486
3,172	Convergys Corp.	74,542
8,493	Cornerstone OnDemand, Inc.*	300,058
11,230	CSG Systems International, Inc.	492,099
6,501	Envestnet, Inc.*	324,075
16,697	Etsy, Inc.*	341,454
17,199	Everi Holdings, Inc.*	129,680
15,547	EVERTEC, Inc.	212,217
2,635	Fair Isaac Corp.	403,682
7,857	Five9, Inc.*	195,482
5,565	Hortonworks, Inc.*	111,912
2,410	HubSpot, Inc.*	213,044
10,499	Imperva, Inc.*	416,810
1,768	MicroStrategy, Inc. Class A*	232,138
12,391	New Relic, Inc.*	715,828
20,846	NIC, Inc.	346,044
1,849	Paylocity Holding Corp.*	87,199
1,064	Perficient, Inc.*	20,290
7,615	Q2 Holdings, Inc.*	280,613
3,988	RingCentral, Inc. Class A*	193,019
364	Sykes Enterprises, Inc.*	11,448
2,604	TrueCar, Inc.*	29,165
2,768	Varonis Systems, Inc.*	134,386
7,321	Web.com Group, Inc.*	159,598
4,409	Yelp, Inc.*	185,002

		7,571,427

Technology Hardware & Equipment – 3.8%
13,144	AVX Corp.	227,391
20,307	Benchmark Electronics, Inc.*	590,934
10,758	Comtech Telecommunications Corp.	237,967
13,001	Electro Scientific Industries, Inc.*	278,612
17,149	Kimball Electronics, Inc.*	312,969
17,045	NetScout Systems, Inc.*	519,020
3,191	Rogers Corp.*	516,687
8,233	Sanmina Corp.*	271,689

Common Stocks – (continued)
Technology Hardware & Equipment – (continued)
5,187	TTM Technologies, Inc.*	81,280
33,993	Vishay Intertechnology, Inc.(b)	705,355

		3,741,904

Telecommunication Services – 1.4%
6,636	Boingo Wireless, Inc.*	149,310
13,443	Cogent Communications Holdings, Inc.	608,968
11,813	Consolidated Communications Holdings, Inc.	144,000
1,486	Spok Holdings, Inc.	23,256
45,536	Vonage Holdings Corp.*	463,101

		1,388,635

Transportation – 2.0%
1,307	Forward Air Corp.	75,074
17,911	Heartland Express, Inc.	418,043
26,900	Marten Transport Ltd.	546,070
5,356	Matson, Inc.	159,823
368	Saia, Inc.*	26,036
18,070	Werner Enterprises, Inc.	698,405

		1,923,451

Utilities – 0.8%
1,561	Black Hills Corp.	93,832
376	Northwest Natural Gas Co.	22,428
8,320	Portland General Electric Co.	379,226
5,960	Unitil Corp.	271,895

		767,381

TOTAL COMMON STOCKS
(Cost $83,030,226)		$96,552,262

Units	Description	Value
Right*(c) – 0.0%
Pharmaceuticals, Biotechnology & Life Sciences – 0.0%
1,561	Dyax Corp., CVR	$4,683
(Cost $0)

Shares	Distribution Rate	Value
Investment Company (d) – 0.3%
Goldman Sachs Financial Square Government Fund — Institutional Shares
264,823	1.228%	$264,823
(Cost $264,823)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $83,295,049)		$96,821,768

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued)

December 31, 2017

Shares	Distribution Rate	Value
Securities Lending Reinvestment Vehicle (d) – 1.1%
Goldman Sachs Financial Square Government Fund — Institutional Shares
1,053,265	1.228%	$1,053,265
(Cost $1,053,265)

TOTAL INVESTMENTS – 99.6%
(Cost $84,348,314)		$97,875,033

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.4%		445,678

NET ASSETS – 100.0%		$98,320,711

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(d)	Represents an Affiliated Issuer.

Investment Abbreviations:
CVR	—Contingent Value Rights
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2017, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Russell 2000 E-Mini Index	8	03/16/2018	$614,600	$4,406

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Statement of Assets and Liabilities

December 31, 2017

Assets:
Investments in unaffiliated issuers, at value (cost $83,030,226)(a)	$96,556,945
Investments in affiliated issuers, at value (cost $264,823)	264,823
Investments in affiliated securities lending reinvestment vehicle, at value (cost $1,053,265)	1,053,265
Cash	1,512,843
Receivables:
Dividends	95,505
Fund shares sold	32,387
Reimbursement from investment adviser	32,448
Securities lending income	1,798
Other assets	338
Total assets	99,550,352

Liabilities:
Variation margin on futures	3,600
Payables:
Payable upon return of securities loaned	1,053,265
Management fees	58,382
Fund shares redeemed	31,263
Distribution and Service fees and Transfer Agency fees	6,026
Accrued expenses	77,105
Total liabilities	1,229,641

Net Assets:
Paid-in capital	83,182,094
Undistributed net investment income	64,150
Accumulated net realized gain	1,543,342
Net unrealized gain	13,531,125
NET ASSETS	$98,320,711
Net Assets:
Institutional	$77,815,251
Service	20,505,460
Total Net Assets	$98,320,711
Shares outstanding $0.001 par value (unlimited shares authorized):
Institutional	5,697,537
Service	1,512,777
Net asset value, offering and redemption price per share:
Institutional	$13.66
Service	13.55

(a) Includes loaned securities having a market value of $1,018,012.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Statement of Operations

For the Fiscal Year Ended December 31, 2017

Investment income:
Dividends — unaffiliated issuers (net of foreign taxes withheld of $933)	$1,235,666
Securities lending income — affiliated issuer	43,018
Dividends — affiliated issuers	5,892
Total investment income	1,284,576

Expenses:
Management fees	716,308
Professional fees	82,063
Custody, accounting and administrative services	69,229
Distribution and Service fees — Service Shares	49,370
Printing and mailing costs	40,353
Transfer Agency fees(a)	19,100
Trustee fees	17,816
Other	5,705
Total expenses	999,944
Less — expense reductions	(175,552)
Net expenses	824,392
NET INVESTMENT INCOME	460,184

Realized and unrealized gain (loss):
Net realized gain from:
Investments — unaffiliated issuers	10,618,902
Futures contracts	162,635
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	(859,117)
Futures contracts	23,634
Net realized and unrealized gain	9,946,054
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,406,238

(a) Institutional and Service Shares incurred Transfer Agency fees of $15,151 and $3,949, respectively.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended December 31, 2017	For the Fiscal Year Ended December 31, 2016

From operations:
Net investment income	$460,184	$585,304
Net realized gain	10,781,537	3,248,759
Net change in unrealized gain (loss)	(835,483)	15,333,955
Net increase in net assets resulting from operations	10,406,238	19,168,018

Distributions to shareholders:
From net investment income
Institutional Shares	(410,159)	(805,471)
Service Shares	(60,003)	(170,271)
From net realized gains
Institutional Shares	(8,398,876)	(1,921,693)
Service Shares	(2,238,763)	(521,949)
Total distributions to shareholders	(11,107,801)	(3,419,384)

From share transactions:
Proceeds from sales of shares	7,393,057	13,916,746
Reinvestment of distributions	11,107,801	3,419,383
Cost of shares redeemed	(17,336,021)	(27,985,318)
Net increase (decrease) in net assets resulting from share transactions	1,164,837	(10,649,189)
TOTAL INCREASE	463,274	5,099,445

Net assets:

Beginning of year	97,857,437	92,757,992
End of year	$98,320,711	$97,857,437
Undistributed net investment income	$64,150	$75,109

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets		Portfolio turnover rate(c)
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2017 - Institutional	$13.79	$0.08		$1.53	$1.61	$(0.08)	$(1.66)	$(1.74)	$13.66	11.57%	$77,815	0.81%	1.00%	0.53%		110%
2017 - Service	13.70	0.04		1.51	1.55	(0.04)	(1.66)	(1.70)	13.55	11.22	20,505	1.06	1.25	0.28		110
2016 - Institutional	11.60	0.11		2.59	2.70	(0.15)	(0.36)	(0.51)	13.79	23.13	77,421	0.81	1.04	0.95		119
2016 - Service	11.52	0.08		2.58	2.66	(0.12)	(0.36)	(0.48)	13.70	22.92	20,437	1.06	1.29	0.70		119
2015 - Institutional	13.67	0.08	(d)	(0.37)	(0.29)	(0.04)	(1.74)	(1.78)	11.60	(2.13)	73,270	0.81	0.99	0.59	(d)	124
2015 - Service	13.60	0.05	(d)	(0.39)	(0.34)	— (e)	(1.74)	(1.74)	11.52	(2.49)	19,488	1.06	1.24	0.34	(d)	124
2014 - Institutional	15.07	0.08		0.90	0.98	(0.12)	(2.26)	(2.38)	13.67	6.93	89,043	0.83	1.04	0.53		119
2014 - Service	15.00	0.04		0.90	0.94	(0.08)	(2.26)	(2.34)	13.60	6.69	23,744	1.08	1.29	0.28		119
2013 - Institutional	12.71	0.11		4.37	4.48	(0.16)	(1.96)	(2.12)	15.07	35.62	98,114	0.82	0.98	0.77		152
2013 - Service	12.65	0.08		4.34	4.42	(0.11)	(1.96)	(2.07)	15.00	35.38	25,932	1.07	1.23	0.52		152

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the year.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.15% of average net assets.
(e)	Amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.	16

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Notes to Financial Statements

December 31, 2017

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Small Cap Equity Insights Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (formerly, Goldman, Sachs & Co.) (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B. Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

December 31, 2017

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Unlisted equities are generally classified as Level 2 (fair valued and single source broker securities may be treated differently).

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

December 31, 2017

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of December 31, 2017:

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$35,442	$—	$—
North America	96,516,820	—	4,683
Investment Company	264,823	—	—
Securities Lending Reinvestment Vehicle	1,053,265	—	—
Total	$97,870,350	$—	$4,683

Derivative Type
Assets(b)
Futures Contracts	$4,406	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in the table.
(b)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedule of Investments.

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

4.    INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of December 31, 2017. These instruments were used as part of the Fund’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Statement of Assets and Liabilities	Assets(a)	Statement of Assets and Liabilities	Liabilities
Equity	Variation margin on futures	$4,406	—	$—

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information section of the Schedule of Investments. Only the variation margin as of December 31, 2017 is reported within the Statement of Assets and Liabilities.

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2017. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$162,635	$23,634	22

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended December 31, 2017.

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2017, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate
First $2 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^
0.75%	0.68%	0.65%	0.64%	0.75%	0.70	%*
^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any.
*	GSAM agreed to waive a portion of its management fee in order to achieve a net management rate, as defined in the Fund’s most recent prospectus. This waiver will be effective through at least April 28, 2018, and prior to such date GSAM may not terminate the arrangement without approval of the Trustees. For the fiscal year ended December 31, 2017, GSAM waived $47,755, of its management fee.

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

December 31, 2017

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Fund invests, except those management fees it earns from the Fund’s investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the fiscal year ended December 31, 2017, GSAM waived $1,293 of the Fund’s management fee.

B.  Distribution and/or Service (12b-1) Plan — The Trust, on behalf of Service Shares of the Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor, is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.094%. The Other Expense limitation will remain in place through at least April 28, 2018, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. For the fiscal year ended December 31, 2017, GSAM reimbursed $125,217 to the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above. For the fiscal year ended December 31, 2017, custody fee credits were $1,287.

E.  Line of Credit Facility — As of December 31, 2017, the Fund participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2017, the Fund did not have any borrowings under the facility.

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

F.  Other Transactions with Affiliates — The following table provides information about the Fund’s investment in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended December 31, 2017:

Beginning Value as of December 31, 2016	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2017	Shares as of December 31, 2017	Dividend Income from Affiliated Investment Company
$1,221,911	$11,063,276	$(12,020,364)	$264,823	264,823	$5,892

6.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2017, were $103,544,456 and $111,966,944 respectively.

7.    SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.205% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Fund by paying the Fund an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Fund’s overnight and continuous agreements represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of December 31, 2017 are disclosed as “Payable upon return of securities loaned” on the Statement of Assets and Liabilities, where applicable.

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

December 31, 2017

7.    SECURITIES LENDING (continued)

Both the Fund and GSAL received compensation relating to the lending of the Fund’s securities. The amounts earned, if any, by the Fund for the fiscal year ended December 31, 2017, are reported under Investment Income on the Statement of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

For the Fiscal Year ended December 31, 2017
Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Fund from Lending to Goldman Sachs	Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of December 31, 2017
$4,352	$6,283	$—

The following table provides information about the Fund’s investment in the Government Money Market Fund for the fiscal year ended December 31, 2017:

Beginning Value as of December 31, 2016	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2017	Shares as of December 31, 2017
$758,249	$13,476,162	$(13,181,146)	$1,053,265	—

8.    TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2016 and December 31, 2017 was as follows:

	2016	2017
Distributions paid from:
Ordinary income	$1,002,797	$4,147,037
Net long-term capital gains	2,416,587	6,960,764
Total taxable distributions	$3,419,384	$11,107,801

As of December 31, 2017, the components of accumulated earnings (losses) on a tax-basis were as follows:

Undistributed ordinary income — net	$620,938
Undistributed long-term capital gains	1,037,290
Total undistributed earnings	$1,658,228
Timing differences (§ 857(b)(9) Deferred Dividend)	$16,568
Unrealized gains — net	13,463,821
Total accumulated earnings	$15,138,617

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

8.    TAX INFORMATION (continued)

As of December 31, 2017, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$84,415,618
Gross unrealized gain	16,710,505
Gross unrealized loss	(3,246,684)
Net unrealized gain	$13,463,821

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures contracts and differences in the tax treatment of underlying fund investments.

In order to present certain components of the Fund’s capital accounts on a tax-basis, the Fund has reclassified $981 from undistributed net investment income to accumulated net realized gain. This reclassification has no impact on the NAV of the Fund and results primarily from differences in the tax treatment of passive foreign investment company investments, real estate investment trust investments and underlying Fund investments.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Derivatives Risk — The Fund’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

25

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

December 31, 2017

9.    OTHER RISKS (continued)

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

10.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

12.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended December 31, 2017		For the Fiscal Year Ended December 31, 2016
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	449,078	$6,364,463	1,055,485	$13,309,062
Reinvestment of distributions	640,192	8,809,035	196,058	2,727,164
Shares redeemed	(1,006,312)	(14,236,742)	(1,955,267)	(24,207,664)
	82,958	936,756	(703,724)	(8,171,438)
Service Shares
Shares sold	73,489	1,028,594	52,803	607,684
Reinvestment of distributions	168,284	2,298,766	50,088	692,219
Shares redeemed	(220,914)	(3,099,279)	(301,894)	(3,777,654)
	20,859	228,081	(199,003)	(2,477,751)
NET INCREASE (DECREASE)	103,817	$1,164,837	(902,727)	$(10,649,189)

26

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

Goldman Sachs Variable Insurance Trust and Shareholders of the Goldman Sachs Small Cap Equity Insights Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Goldman Sachs Small Cap Equity Insights Fund (the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2018

We have served as the auditor of one or more investment companies in the Goldman Sachs Fund complex since 2000.

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Fund Expenses — Six Month Period Ended December 31, 2017 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 through December 31, 2017, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 07/01/17	Ending Account Value 12/31/17		Expenses Paid for the 6 Months Ended 12/31/17*
Institutional
Actual	$1,000	$1,102.10		$4.50
Hypothetical 5% return	1,000	1,020.92	+	4.33
Service
Actual	1,000	1,100.20		5.82
Hypothetical 5% return	1,000	1,019.66	+	5.60

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2017. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.85% and 1.10% for the Institutional and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

28

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Jessica Palmer Age: 68	Chair of the Board of Trustees	2018 (Trustee since 2007)	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None
Kathryn A. Cassidy Age: 63	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None
Diana M. Daniels Age: 68	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None
Herbert J. Markley Age: 67	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None
Roy W. Templin Age: 57	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016–Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				105	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)
Gregory G. Weaver Age: 66	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	Verizon Communications Inc.

29

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 55	President and Trustee	Since 2007

Managing Director, Goldman Sachs (January 2000-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

				146	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2017.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2017, Goldman Sachs Trust consisted of 91 portfolios (90 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 14 portfolios; Goldman Sachs Trust II consisted of 17 portfolios (16 of which offered shares to the public); Goldman Sachs BDC, Inc., Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Private Markets Fund 2018 LLC, Goldman Sachs Private Markets Fund 2018 (A) LLC and Goldman Sachs Private Markets Fund 2018 (B) LLC each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 19 portfolios (12 of which offered shares to the public). Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs Private Markets Fund 2018 LLC, Goldman Sachs Private Markets Fund 2018 (A) LLC and Goldman Sachs Private Markets Fund 2018 (B) LLC do not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

30

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 55	Trustee and President	Since 2007

Managing Director, Goldman Sachs (January 2000-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 40	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 46	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 49	Assistant Treasurer and Principal Accounting Officer	Since 2016 (Principal Accounting Officer since 2017)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC

(May 2010-October 2015).

Assistant Treasurer and Principal Accounting Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of December 31, 2017.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

31

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2017, 17.86% of the dividends paid from net investment company taxable income by the Small Cap Equity Insights Fund qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Small Cap Equity Insights Fund designates $6,960,764 or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended December 31, 2017.

32

TRUSTEES	OFFICERS
Jessica Palmer, Chair Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Roy W. Templin Gregory G. Weaver

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer and Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended December 31 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-621-2550.

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of transaction or matter addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of December 31, 2017 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

THIS MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY AND IS PROVIDED SOLELY ON THE BASIS THAT IT WILL NOT CONSTITUTE INVESTMENT OR OTHER ADVICE OR A RECOMMENDATION RELATING TO ANY PERSON’S OR PLAN’S INVESTMENT OR OTHER DECISIONS, AND GOLDMAN SACHS IS NOT A FIDUCIARY OR ADVISOR WITH RESPECT TO ANY PERSON OR PLAN BY REASON OF PROVIDING THE MATERIAL OR CONTENT HEREIN INCLUDING UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 OR DEPARTMENT OF LABOR REGULATIONS. PLAN SPONSORS AND OTHER FIDUCIARIES SHOULD CONSIDER THEIR OWN CIRCUMSTANCES IN ASSESSING ANY POTENTIAL COURSE OF ACTION.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Small Cap Equity Insights Fund.

© 2018 Goldman Sachs. All rights reserved.

VITSCAR-18/119287-OTU-698868/8.2k

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Strategic Growth Fund

Annual Report

December 31, 2017

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Strategic Growth Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2017 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of 30.66% and 30.36%, respectively. These returns compare to the 30.21% average annual total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same time period.

What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

Representing the U.S. equity market, the S&P 500® Index gained 21.83% during the Reporting Period. It was a banner year for U.S. equities, with the S&P 500® Index advancing for 12 consecutive months in 2017, a feat that had previously never been accomplished in a single calendar year. Overall, stocks were boosted by a combination of accelerating economic growth, rising corporate earnings and a general lack of negative financial headlines. U.S. equity market volatility was at historic lows.

U.S. equities rallied to new highs at the start of 2017 on prospects of deregulation, tax reform and infrastructure spending as well as on stronger economic data. In March 2017, the U.S. Federal Reserve (the “Fed”) raised interest rates for the third time since the 2008 global financial crisis, which was met with dovish market reaction. (Dovish tends to suggest lower interest rates; opposite of hawkish.) U.S. equities were virtually flat, albeit positive, in March 2017 and then continued to climb higher in April 2017 on strong earnings results and receding European political risk. Although the labor market remained strong, economic activity and inflation moderated during the second calendar quarter. In the third calendar quarter, U.S. economic activity and labor market data showed consistent strength, with a reversal of five consecutive downside inflation surprises. Progress on tax reform and strong economic activity data remained supportive for U.S. equities in October and November 2017. The Fed delivered the third rate hike of 2017 in December as had been widely expected, having done similarly in June 2017, and maintained its projections for three additional interest rate hikes in 2018. U.S. equities gained additional momentum toward the end of the Reporting Period from the passage of a tax reform bill that reduced the corporate tax rate from 35% to 21%. The fourth quarter of 2017 marked the ninth consecutive quarter of positive returns for the S&P 500® Index, its strongest quarterly advance in four years.

For the Reporting Period overall, information technology, materials and consumer discretionary were the best performing sectors in the S&P 500® Index, as measured by total return. The weakest performing sectors in the S&P 500® Index were telecommunication services and energy, the only two to post negative absolute returns, followed by real estate, which was comparatively weak but generated a positive return during the Reporting Period.

Within the U.S. equity market, there was significant disparity in performance not only among sectors but also among the various capitalization and style segments. While all capitalization segments posted positive returns, large-cap stocks, as measured by the Russell 1000® Index, performed best, followed by mid-cap stocks, as measured by the Russell Midcap® Index, and then at some distance by small-cap stocks, as measured by the Russell 2000® Index. From a style perspective, growth-oriented stocks significantly outpaced value-oriented stocks across the capitalization spectrum. (All as measured by the Russell indices.)

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund outperformed the Russell Index during the Reporting Period attributable primarily to stock selection overall. Sector allocation as a whole detracted.

Which equity market sectors most significantly affected Fund performance?

Contributing most positively to the Fund’s relative results during the Reporting Period was effective stock selection in the information technology, industrials and consumer discretionary sectors. Partially offsetting these positive contributors was stock selection within financials and health care, which detracted from the Fund’s relative results during the Reporting Period. Having an overweighted allocation relative to the Russell Index in consumer staples, which significantly lagged the Russell Index during the

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Reporting Period, also hurt. Having an allocation to cash, albeit modest, during a Reporting Period when the Russell Index rallied, further dampened the Fund’s relative results.

What were some of the Fund’s best-performing individual stocks?

Among those stocks the Fund benefited most from relative to the Russell Index were positions in pharmaceuticals company Vertex Pharmaceuticals, international freight transportation company CSX and driver assistance systems designer and developer Mobileye.

Vertex Pharmaceuticals announced earnings in January 2017 that were better than market estimates on earnings per share and total revenue. Most of the stock’s movement, however, occurred in March 2017 when its price spiked on the company’s announcement about the successful clinical trial of one of its cystic fibrosis drugs. Its stock price spiked again in July 2017, as positive data from studies for a new cystic fibrosis drug were released. At the end of the Reporting Period, we thought Vertex Pharmaceuticals had strong underlying fundamentals and a promising product pipeline with significant short-term and long-term catalysts, at an attractive valuation. We further believed the company, led by what we viewed as a capable management team, would likely continue to see growth given its dominant market share and geographic expansionary efforts, which have thus far contributed to meaningful profitability.

Most of CSX’s strong performance came in the first half of 2017. After being added to the Fund’s portfolio during the fourth quarter of 2016, CSX saw its stock price spike in January 2017, as Canadian Pacific Chief Executive Officer (“CEO”) Hunter Harrison resigned and was reportedly seeking a senior management position at CSX. Later in the Reporting Period, this story proved true, as Harrison was hired as CSX’s CEO. When the news first broke, the market viewed the potential move positively given Harrison’s strong reputation. The company also reported first fiscal quarter results that beat market expectations on revenues and earnings per share. In December 2017, Hunter Harrison passed away just days after announcing a medical leave. Despite this unexpected development, we remained confident about the direction of the company. At the end of the Reporting Period, we believed CSX was well positioned to benefit from a possible inflationary environment given its cyclical business model and also from new tax reforms given its high tax rate through 2017. Overall, we were optimistic at the end of the Reporting Period about CSX’s growth outlook as well as about its operational improvement and strong free cash flow generation potential.

During the Reporting Period, Mobileye announced it had accepted a buyout offer from Intel. We had originally initiated the Fund’s position in Mobileye as we viewed the company as a leader in the autonomous driving and active safety space and one that enjoyed what we considered to be strong margins, a solid balance sheet and visible growth. We were encouraged by its acquisition news and exited the Fund’s position accordingly.

Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

Detracting from the Fund’s results relative to the Russell Index were positions in oil well services company Schlumberger, beer producer Molson Coors Brewing and biopharmaceutical company Incyte.

Most of Schlumberger’s share price decline took place during the first half of the Reporting Period. During the first quarter of 2017, Schlumberger announced fourth quarter 2016 earnings that were ahead of consensus expectations. However, its shares were weak, as it expressed a slower than company expected recovery in international oilfield activity. Also, like many companies in the energy sector, Schlumberger’s stock price faced pressure amidst volatility in global oil prices. While we believed at the end of the Reporting Period that both activity and pricing trends may stabilize and improve over the long term and believed Schlumberger is a high quality company, we felt the risk/reward balance was less compelling than it had been and thus decided to exit the Fund’s position.

In February 2017, Molson Coors Brewing reported better than market expected earnings but softer scanner data through March 2017 continued to weigh on its shares. (Scanner data is retail purchase information (such as price, brand, product size, amount purchased) gathered at the point of purchase by an electronic device that reads a coded ticket on the product through the use of an electronic reader over which the product passes.) We saw the deceleration as mainly being driven by transitory factors, such as tough comparisons, weather and holiday timing. The company’s share price declined further in June 2017 following an investor meeting during which its management announced a downward revision to its margin guidance. While we believed there was potential for value creation from the company’s 2016 acquisition of the Miller joint venture, we felt the risk outweighed the reward and decided to exit the Fund’s position to allocate capital elsewhere. (On October 11, 2016, SABMiller sold its stake in MillerCoors for around $12 billion after the company was acquired by Anheuser-Busch InBev, making Molson Coors the 100% owner of MillerCoors. In effect, MillerCoors became the U.S. business unit of Molson Coors. In Canada, Molson Coors regained the right (from SABMiller) to make and market Miller Genuine Draft and Miller Lite.)

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

After being a top contributor for much of 2017, Incyte’s stock experienced weakness in the latter part of the calendar year. Indeed, despite strong earnings announced at the end of October 2017, its stock experienced weakness as the near-term discussion on the company by many analysts was dominated by the upcoming data readout on the company’s melanoma drug, scheduled for the first quarter of 2018. Still, at the end of the Reporting Period, we continued to like the company and believed positive data points seen toward the end of 2017 positioned it well going into the data readout. In our view, Incyte has a strong internal research and development capability that has produced a deep pipeline as well as growing revenue potential that positions it well within its industry.

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy.

Did the Fund make any significant purchases or sales during the Reporting Period?

Among the purchases initiated during the Reporting Period, we established a Fund position in Cisco Systems. Cisco Systems designs, manufactures and sells Internet protocol-based networking products and services related to the communications and information technology industries. In May 2017, its stock dropped sharply, as the company announced earnings that were better than market estimates on revenue and earnings per share but with guidance lower than market expectations. Following the share price decline, we believed Cisco Systems was attractively valued and took the opportunity to initiate a position in the Fund’s portfolio. We are positive on the company because of what we see as its proven and stable business model and strong balance sheet. Cisco Systems also has what we view as robust free cash flow, much of which it has used to return capital to shareholders through stock buybacks.

We initiated a Fund position in biopharmaceutical company Amgen. The company, which operates in the areas of oncology and bone, inflammatory and cardiovascular diseases, is one of the leaders in the biotechnology industry, and we are positive on its ability to continue to grow market share. We believe that with its new product cycles and existing growth franchises, the company should be able to offset any potential declines in its legacy business while continuing to grow both revenue and earnings. In our view, Amgen has robust free cash flow, a strong balance sheet and, at the time of purchase, was trading at an attractive valuation relative to its peers.

Conversely, in addition to those sales already mentioned, we sold the Fund’s position in Costco Wholesale. Though we continue to like Costco Wholesale’s ability to create shareholder value and feel it is a high quality company, we believe competition in the grocery sector has intensified and thus that the company’s risk/reward opportunity has become less compelling. We therefore decided to exit the position and allocate capital elsewhere.

We eliminated the Fund’s position in Walt Disney. While we continue to feel Walt Disney has a strong brand name with good fundamentals and a commitment to share buybacks, we are less positive on the company moving forward given increasing competition and cord-cutting headwinds. (Cord-cutting is the practice of canceling or forgoing a cable television subscription or landline telephone connection in favor of an alternative Internet-based or wireless service.) We therefore decided to exit the position and allocate the capital to other ideas with what we believed were more compelling risk/reward profiles.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to health care and consumer staples increased compared to the Russell Index. The Fund’s allocations compared to the Russell Index in financials decreased. The Fund’s allocation to cash also decreased during the Reporting Period.

How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

At the end of December 2017, the Fund had overweighted positions relative to the Russell Index in the health care sector. On the same date, the Fund had underweighted positions compared to the Russell Index in materials and was rather neutrally weighted to the Russell Index in energy, consumer discretionary, industrials, consumer staples, financials, information technology and real estate. The Fund had no exposure to the utilities and telecommunication services sectors at the end of the Reporting Period.

What is the Fund’s tactical view and strategy for the months ahead?

At the end of the Reporting Period, we maintained a positive outlook for equities based on economic and earnings growth prospects. For the first year since 2010, consensus global economic growth and earnings per share growth forecasts were positive in

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

all major global regions at the end of the Reporting Period. The U.S. economy continued to offer the strongest growth among developed countries, and there was significant investor and business optimism about the potentially pro-growth policies of the current Administration that could support further economic and earnings growth. However, such optimism may already be reflected in elevated equity valuations and U.S. equity indices reaching all-time highs. That said, we believe there remain pockets of opportunity beyond the benchmark indices.

We believe value-oriented sectors have the potential to perform well during spans of economic recovery like the one currently occurring. At the end of the Reporting Period, these value-oriented sectors were trading at a significant discount to growth sectors, having lagged during the Reporting Period. We also see substantial opportunities in smaller-cap companies in the U.S. In our view, these companies may be well positioned to benefit from domestically-oriented and pro-growth policies and could see a boost should there be any incremental progress on tax reform given their higher effective corporate tax rates compared to larger-cap companies. Additionally, operating margins at smaller companies in 2017 were far below prior peak levels and at a significant gap relative to those of larger cap companies. We believe this gap could narrow given the numerous catalysts that could disproportionately benefit smaller caps. Further, in our view, multiples, or price/earnings ratios, were more attractive than they might appear to some when taking into consideration the potential for an inflection in earnings growth.

We also believe the market has been overly pessimistic on retail real estate, whose performance significantly lagged other real estate investment trust (“REIT”) subsectors during the Reporting Period, as the market appears to have discounted retail REITs without regard for quality. Occupancy for shopping centers was at record highs in 2017. There were net openings during the calendar year, with the number of stores opened exceeding stores closed without building new facilities. Further, despite headlines, retail bankruptcies were at historically normal levels. We believe well-located assets with tenants playing toward “necessity based” or “experiential based” retail will likely remain resilient compared to poorly-located assets with “commodity” tenants offering products easily sold online, such as apparel.

Finally, at the end of the Reporting Period, we liked companies that invest in their future growth through capital expenditures and research and development, rather than those focusing on shareholder returns. While companies with high shareholder returns have historically performed better, those focused on investing for the future have performed better since 2016. We expect this trend to continue with solid economic growth.

Regardless of market direction, we remain committed to our core philosophy and process. We intend to maintain a long-term time horizon, rather than forecast the next quarter. We intend to continue to favor high quality growth businesses over breathtaking concepts. We intend to invest when we consider valuations to be attractive, rather than following the trend. These core beliefs have guided our team during the past 30 years; we believe they hold the answer for the next 30.

As always, we maintain our focus on seeking companies that we believe will generate long-term growth in today’s ever-changing market conditions.

4

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Index Definitions

The Russell 1000® Growth Index (with dividends reinvested) is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with higher price-to-book ratios and higher forecasted growth values. The figures for the index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Russell 2000® Index (with dividends reinvested) is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The figures for the index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The S&P 500® Index (with dividends reinvested) is the Standard & Poor’s composite index of 500 stocks, an unmanaged index of common stock prices. The figures for the index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index. It is not possible to invest directly in an index.

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. It is not possible to invest directly in an index.

5

FUND BASICS

Strategic Growth Fund

as of December 31, 2017

STANDARDIZED TOTAL RETURNS1

For the period ended 12/31/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional	30.66%	15.69%	8.71%	6.24%	4/30/98
Service	30.36	15.39	8.44	8.29	1/09/06

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional Shares and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.74%	0.83%
Service	0.99	1.08

[2]	The expense ratios of the Fund, both current (net of any fee waivers and/or expense limitations) and before waivers (gross of any fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s fee waivers and/or expense limitations will remain in place through at least April 28, 2018, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 12/31/173

Holding	% of Net Assets	Line of Business
Apple, Inc.	6.8%	Technology Hardware & Equipment
Microsoft Corp.	5.2	Software & Services
Facebook, Inc. Class A	4.0	Software & Services
Amazon.com, Inc.	3.7	Retailing
Alphabet, Inc. Class A	3.2	Software & Services
Mastercard, Inc. Class A	2.7	Software & Services
Alphabet, Inc. Class C	2.4	Software & Services
Comcast Corp. Class A	2.3	Media
McDonald’s Corp.	2.0	Consumer Services
Texas Instruments, Inc.	2.0	Semiconductors & Semiconductor Equipment

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

6

FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATIONS4

As of December 31, 2017

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above.

7

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Performance Summary

December 31, 2017

The following graph shows the value, as of December 31, 2017, of a $10,000 investment made on January 1, 2008 in Service Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000® Growth Index (with distributions reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown, and in their absence, performance would be reduced. Performance of Institutional Shares will vary from Service Shares due to differences in class specific fees. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Strategic Growth Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2008 through December 31, 2017.

Average Annual Total Return through December 31, 2017	One Year	Five Years	Ten Years	Since Inception
Institutional (Commenced April 30, 1998)	30.66%	15.69%	8.71%	6.24%
Service (Commenced January 9, 2006)	30.36%	15.39%	8.44%	8.29%

8

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Schedule of Investments

December 31, 2017

Shares	Description	Value
Common Stocks – 99.3%
Automobiles & Components – 1.1%
50,787	Aptiv plc	$4,308,261
35,556	Delphi Technologies plc*	1,865,623

		6,173,884

Banks – 1.1%
94,963	SunTrust Banks, Inc.	6,133,660

Capital Goods – 10.5%
20,994	3M Co.	4,941,358
31,848	Boeing Co. (The)	9,392,294
53,691	Fortive Corp.	3,884,544
19,341	General Dynamics Corp.	3,934,926
65,527	Honeywell International, Inc.	10,049,221
43,328	Middleby Corp. (The)*	5,847,113
22,557	Northrop Grumman Corp.	6,922,969
25,148	Roper Technologies, Inc.	6,513,332
80,804	Xylem, Inc.	5,510,833

		56,996,590

Consumer Durables & Apparel – 2.7%
162,500	NIKE, Inc. Class B	10,164,375
31,804	PVH Corp.	4,363,827

		14,528,202

Consumer Services – 3.9%
79,285	Dunkin’ Brands Group, Inc.	5,111,504
71,379	Las Vegas Sands Corp.	4,960,127
63,339	McDonald’s Corp.	10,901,908

		20,973,539

Diversified Financials – 3.0%
67,314	Intercontinental Exchange, Inc.	4,749,676
86,074	Northern Trust Corp.	8,597,932
16,617	S&P Global, Inc.	2,814,919

		16,162,527

Energy – 1.5%
20,369	Concho Resources, Inc.*	3,059,831
41,318	Diamondback Energy, Inc.*	5,216,398

		8,276,229

Food, Beverage & Tobacco – 4.8%
168,039	Coca-Cola Co. (The)	7,709,629
69,101	Kraft Heinz Co. (The)	5,373,294
121,763	Monster Beverage Corp.*	7,706,380
50,474	Philip Morris International, Inc.	5,332,578

		26,121,881

Health Care Equipment & Services – 3.9%
21,217	Aetna, Inc.	3,827,335
215,565	Boston Scientific Corp.*	5,343,856
79,508	Danaher Corp.	7,379,933
41,005	Edwards Lifesciences Corp.*	4,621,673

		21,172,797

Common Stocks – (continued)
Household & Personal Products – 2.2%
83,662	Colgate-Palmolive Co.	6,312,298
44,534	Estee Lauder Cos., Inc. (The) Class A	5,666,506

		11,978,804

Materials – 2.3%
30,196	Ecolab, Inc.	4,051,700
15,455	Sherwin-Williams Co. (The)	6,337,168
88,486	Valvoline, Inc.	2,217,459

		12,606,327

Media – 2.3%
312,225	Comcast Corp. Class A	12,504,611

Pharmaceuticals, Biotechnology & Life Sciences – 10.1%
52,708	Agilent Technologies, Inc.	3,529,855
35,422	Amgen, Inc.	6,159,886
119,262	Eli Lilly & Co.	10,072,869
28,141	Illumina, Inc.*	6,148,527
61,016	Incyte Corp.*	5,778,825
13,579	Regeneron Pharmaceuticals, Inc.*	5,105,161
37,298	Shire plc ADR	5,785,666
43,283	Vertex Pharmaceuticals, Inc.*	6,486,390
74,103	Zoetis, Inc.	5,338,380

		54,405,559

Real Estate Investment Trusts – 2.8%
52,395	American Tower Corp.	7,475,195
17,197	Equinix, Inc.	7,794,024

		15,269,219

Retailing – 7.7%
17,108	Amazon.com, Inc.*	20,007,293
21,753	Home Depot, Inc. (The)	4,122,846
26,212	Netflix, Inc.*	5,031,656
3,753	Priceline Group, Inc. (The)*	6,521,738
77,096	Ross Stores, Inc.	6,186,954

		41,870,487

Semiconductors & Semiconductor Equipment – 3.8%
92,372	Applied Materials, Inc.	4,722,057
26,354	NVIDIA Corp.	5,099,499
103,003	Texas Instruments, Inc.	10,757,633

		20,579,189

Software & Services – 24.4%
20,860	Adobe Systems, Inc.*	3,655,506
16,483	Alphabet, Inc. Class A*	17,363,192
12,641	Alphabet, Inc. Class C*	13,227,542
51,323	Electronic Arts, Inc.*	5,391,994
121,897	Facebook, Inc. Class A*	21,509,945
26,543	Fiserv, Inc.*	3,480,584
48,556	Global Payments, Inc.	4,867,254
39,620	Intuit, Inc.	6,251,244
95,722	Mastercard, Inc. Class A	14,488,482

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Schedule of Investments (continued)

December 31, 2017

Shares	Description	Value
Common Stocks – (continued)
Software & Services – (continued)
328,617	Microsoft Corp.	$28,109,898
115,555	Oracle Corp.	5,463,440
78,392	salesforce.com, Inc.*	8,014,014

		131,823,095

Technology Hardware & Equipment – 8.9%
47,794	Amphenol Corp. Class A	4,196,313
217,143	Apple, Inc.	36,747,110
181,662	Cisco Systems, Inc.	6,957,655

		47,901,078

Transportation – 2.3%
123,997	CSX Corp.	6,821,075
22,190	FedEx Corp.	5,537,293

		12,358,368

TOTAL COMMON STOCKS
(Cost $338,658,943)		$537,836,046

Shares	Distribution Rate	Value
Investment Company(a) – 0.0%
Goldman Sachs Financial Square Government Fund — Institutional Shares
722	1.228%	$722
(Cost $722)

TOTAL INVESTMENTS – 99.3%
(Cost $338,659,665)		$537,836,768

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.7%		3,535,815

NET ASSETS – 100.0%		$541,372,583

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Represents an Affiliated Issuer.

Investment Abbreviation:
ADR	—American Depositary Receipt

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statement of Assets and Liabilities

December 31, 2017

Assets:
Investments in unaffiliated issuers, at value (cost $338,658,943)	$537,836,046
Investments in affiliated issuers, at value (cost $722)	722
Cash	4,005,209
Receivables:
Dividends	201,623
Reimbursement from investment adviser	17,191
Fund shares sold	8,248
Other assets	189
Total assets	542,069,228

Liabilities:
Payables:
Management fees	327,793
Fund shares redeemed	177,588
Distribution and Service fees and Transfer Agency fees	100,069
Accrued expenses	91,195
Total liabilities	696,645

Net Assets:
Paid-in capital	333,493,589
Undistributed net investment income	210,851
Accumulated net realized gain	8,491,040
Net unrealized gain	199,177,103
NET ASSETS	$541,372,583
Net Assets:
Institutional	$115,693,298
Service	425,679,285
Total Net Assets	$541,372,583
Shares outstanding $0.001 par value (unlimited shares authorized):
Institutional	5,862,453
Service	21,625,499
Net asset value, offering and redemption price per share:
Institutional	$19.73
Service	19.68

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statement of Operations

For the Fiscal Year Ended December 31, 2017

Investment income:
Dividends — unaffiliated issuers	$6,357,169
Securities lending income — unaffiliated issuer	64,876
Dividends — affiliated issuers	4,649
Total investment income	6,426,694

Expenses:
Management fees	3,890,329
Distribution and Service fees — Service Shares	1,023,474
Transfer Agency fees(a)	103,734
Professional fees	79,269
Custody, accounting and administrative services	64,089
Printing and mailing costs	60,804
Trustee fees	18,471
Other	25,040
Total expenses	5,265,210
Less — expense reductions	(320,574)
Net expenses	4,944,636
NET INVESTMENT INCOME	1,482,058

Realized and unrealized gain (loss):
Net realized gain from:
Investments — unaffiliated issuers (including commissions recaptured of, $7,169 and)	42,429,492
Net change in unrealized gain on:
Investments — unaffiliated issuers	92,211,760
Net realized and unrealized gain	134,641,252
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$136,123,310

(a) Institutional and Service Shares incurred Transfer Agency fees of $21,863 and $81,871, respectively.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended December 31, 2017	For the Fiscal Year Ended December 31, 2016

From operations:
Net investment income	$1,482,058	$1,246,433
Net realized gain (loss)	42,429,492	(9,005,334)
Net change in unrealized gain	92,211,760	10,424,749
Net increase in net assets resulting from operations	136,123,310	2,665,848

Distributions to shareholders:
From net investment income
Institutional Shares	(558,904)	(612,091)
Service Shares	(1,043,857)	(1,456,157)
From net realized gains
Institutional Shares	(4,843,084)	(9,912)
Service Shares	(17,928,563)	(37,218)
Total distributions to shareholders	(24,374,408)	(2,115,378)

From share transactions:
Proceeds from sales of shares	16,566,518	159,844,337
Reinvestment of distributions	24,374,408	2,115,378
Cost of shares redeemed	(77,648,929)	(166,944,892)
Net decrease in net assets resulting from share transactions	(36,708,003)	(4,985,177)
TOTAL INCREASE (DECREASE)	75,040,899	(4,434,707)

Net assets:

Beginning of year	466,331,684	470,766,391
End of year	$541,372,583	$466,331,684
Undistributed net investment income	$210,851	$338,876

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain	Total from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets		Portfolio turnover rate(c)
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2017 - Institutional	$15.83	$0.09		$4.77	$4.86	$(0.10)	$(0.86)	$(0.96)	$19.73	30.66%	$115,693	0.76%	0.82%	0.48%		37%
2017 - Service	15.79	0.04		4.76	4.80	(0.05)	(0.86)	(0.91)	19.68	30.36	425,679	1.01	1.07	0.23		37
2016 - Institutional	15.62	0.07		0.24	0.31	(0.10)	— (d)	(0.10)	15.83	1.98	98,090	0.79	0.84	0.48		72
2016 - Service	15.59	0.03		0.23	0.26	(0.06)	— (d)	(0.06)	15.79	1.69	368,242	1.04	1.08	0.22		72
2015 - Institutional	16.16	0.09	(e)	0.46	0.55	(0.06)	(1.03)	(1.09)	15.62	3.40	109,801	0.79	0.83	0.55	(e)	56
2015 - Service	16.13	0.05	(e)	0.46	0.51	(0.02)	(1.03)	(1.05)	15.59	3.14	360,966	1.04	1.08	0.29	(e)	56
2014 - Institutional	17.64	0.07		2.24	2.31	(0.07)	(3.72)	(3.79)	16.16	13.64	119,934	0.79	0.81	0.37		48
2014 - Service	17.61	0.02		2.24	2.26	(0.02)	(3.72)	(3.74)	16.13	13.38	394,747	1.04	1.08	0.12		48
2013 - Institutional	13.86	0.06		4.42	4.48	(0.07)	(0.63)	(0.70)	17.64	32.42	122,220	0.80	0.84	0.35		66
2013 - Service	13.85	0.02		4.40	4.42	(0.03)	(0.63)	(0.66)	17.61	32.00	391,219	1.05	1.09	0.10		66

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the year.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.20% of average net assets.

The accompanying notes are an integral part of these financial statements.	14

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Notes to Financial Statements

December 31, 2017

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Strategic Growth Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (formerly, Goldman, Sachs & Co.) (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Distributions received from the Fund’s investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Notes to Financial Statements (continued)

December 31, 2017

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Fund as cash payments and are included in net realized gain (loss) from investments on the Statement of Operations.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Unlisted equities are generally classified as Level 2 (fair valued and single source broker securities may be treated differently).

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of December 31, 2017:

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
North America	$537,836,046	$—	$—
Investment Company	722	—	—
Total	$537,836,768	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in the table.

For further information regarding security characteristics, see the Schedule of Investments.

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Notes to Financial Statements (continued)

December 31, 2017

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended December 31, 2017, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^
0.75%	0.68%	0.65%	0.64%	0.63%	0.75%	0.71	%*

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any.
*	GSAM agreed to waive a portion of its management fee in order to achieve a net management rate, as defined in the Fund’s most recent prospectus. This waiver will be effective through at least April 28, 2018, and prior to such date GSAM may not terminate the arrangement without approval of the Trustees. For the fiscal year ended December 31, 2017, GSAM waived $207,486 of its management fee.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Fund invests, except those management fees it earns from the Fund’s investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the fiscal year ended December 31, 2017, GSAM waived $1,109 of the Fund’s management fee.

B.  Distribution and/or Service (12b-1) Plan — The Trust, on behalf of Service Shares of the Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor, is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.014%. Prior to April 28, 2017, the Other Expense limitation was 0.114% for the Fund. The Other Expense limitation will remain in place through at least April 28, 2018, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. For the fiscal year ended December 31, 2017, GSAM reimbursed $107,501 to the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above. For the fiscal year ended December 31, 2017, custody fee credits were $4,478.

E.  Line of Credit Facility — As of December 31, 2017, the Fund participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2017, the Fund did not have any borrowings under the facility.

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

F.  Other Transactions with Affiliates —The following table provides information about the Fund’s investment in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended December 31, 2017:

Beginning Value as of December 31, 2016	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2017	Shares as of December 31, 2017	Dividend Income from Affiliated Investment Company
$3,017,318	$25,052,052	$(28,068,648)	$722	722	$4,649

5.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2017, were $191,294,516 and $244,752,823, respectively.

6.    SECURITIES LENDING

The Fund may lend its securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.205% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Fund by paying the Fund an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Fund’s overnight and continuous agreements represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of December 31, 2017 are disclosed as “Payable upon return of securities loaned” on the Statement of Assets and Liabilities, where applicable. The Fund did not have securities on loan as of December 31, 2017.

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Notes to Financial Statements (continued)

December 31, 2017

6.    SECURITIES LENDING (continued)

Both the Fund and BNYM received compensation relating to the lending of the Fund’s securities. The amounts earned, if any, by the Fund for the fiscal year ended December 31, 2017, are reported under Investment Income on the Statement of Operations.

The following table provides information about the Fund’s investment in the Government Money Market Fund for the fiscal year ended December 31, 2017:

Beginning Value as of December 31, 2016	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2017	Shares as of December 31, 2017
$1,612,600	$16,444,494	$(18,057,094)	$—	—

7.    TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2016 and December 31, 2017 was as follows:

	2016	2017
Distributions paid from:
Ordinary income	$2,068,520	$1,602,761
Net long-term capital gains	46,858	22,771,647
Total taxable distributions	$2,115,378	$24,374,408

As of December 31, 2017, the components of accumulated earnings (losses) on a tax-basis were as follows:(1)

Undistributed ordinary income — net	$192,498
Undistributed long-term capital gains	9,463,546
Total undistributed earnings	$9,656,044
Unrealized gains — net	198,222,950
Total accumulated gains — net	$207,878,994

(1)	The Fund utilized $7,500,559 of capital losses in the current fiscal year.

As of December 31, 2017, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$339,613,818
Gross unrealized gain	201,697,664
Gross unrealized loss	(3,474,714)
Net unrealized gain	$198,222,950

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and differences in the tax treatment of underlying fund investments.

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

7.    TAX INFORMATION (continued)

In order to present certain components of the Fund’s capital accounts on a tax-basis, the Fund has reclassified $7,322 from undistributed net investment income into accumulated net realized gain. This reclassification has no impact on the NAV of the Fund and results primarily from differences in the tax treatment of underlying fund investments.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

9.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Notes to Financial Statements (continued)

December 31, 2017

10.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

11.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended December 31, 2017		For the Fiscal Year Ended December 31, 2016
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	173,227	$3,153,417	278,581	$4,331,231
Reinvestment of distributions	271,457	5,401,988	39,022	622,003
Shares redeemed	(779,284)	(14,386,601)	(1,150,547)	(17,834,315)
	(334,600)	(5,831,196)	(832,944)	(12,881,081)
Service Shares
Shares sold	761,609	13,413,101	9,970,382	155,513,106
Reinvestment of distributions	955,308	18,972,420	93,923	1,493,375
Shares redeemed	(3,410,382)	(63,262,328)	(9,905,667)	(149,110,577)
	(1,693,465)	(30,876,807)	158,638	7,895,904
NET DECREASE	(2,028,065)	$(36,708,003)	(674,306)	$(4,985,177)

22

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

Goldman Sachs Variable Insurance Trust and Shareholders of the Goldman Sachs Strategic Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Goldman Sachs Strategic Growth Fund (the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2018

We have served as the auditor of one or more investment companies in the Goldman Sachs Fund complex since 2000.

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Fund Expenses — Six Month Period Ended December 31, 2017 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 through December 31, 2017, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 07/01/17	Ending Account Value 12/31/17		Expenses Paid for the 6 Months Ended 12/31/17*
Institutional
Actual	$1,000	$1,121.10		$4.01
Hypothetical 5% return	1,000	1,021.42	+	3.82
Service
Actual	1,000	1,119.30		5.34
Hypothetical 5% return	1,000	1,020.16	+	5.09

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2017. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.75% and 1.00% for the Institutional and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Jessica Palmer Age: 68	Chair of the Board of Trustees	2018 (Trustee since 2007)	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None
Kathryn A. Cassidy Age: 63	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None
Diana M. Daniels Age: 68	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None
Herbert J. Markley Age: 67	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None
Roy W. Templin Age: 57	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016–Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				105	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)
Gregory G. Weaver Age: 66	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	Verizon Communications Inc.

25

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 55	President and Trustee	Since 2007

Managing Director, Goldman Sachs (January 2000-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

				146	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2017.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2017, Goldman Sachs Trust consisted of 91 portfolios (90 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 14 portfolios; Goldman Sachs Trust II consisted of 17 portfolios (16 of which offered shares to the public); Goldman Sachs BDC, Inc., Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Private Markets Fund 2018 LLC, Goldman Sachs Private Markets Fund 2018 (A) LLC and Goldman Sachs Private Markets Fund 2018 (B) LLC each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 19 portfolios (12 of which offered shares to the public). Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs Private Markets Fund 2018 LLC, Goldman Sachs Private Markets Fund 2018 (A) LLC and Goldman Sachs Private Markets Fund 2018 (B) LLC do not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

26

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 55	Trustee and President	Since 2007

Managing Director, Goldman Sachs (January 2000-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 40	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 46	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 49	Assistant Treasurer and Principal Accounting Officer	Since 2016 (Principal Accounting Officer since 2017)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC

(May 2010-October 2015).

Assistant Treasurer and Principal Accounting Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of December 31, 2017.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2017, 100% of the dividends paid from net investment company taxable income by the Strategic Growth Fund qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Strategic Growth Fund designates $22,771,647 or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended December 31, 2017.

28

TRUSTEES	OFFICERS
Jessica Palmer, Chair	James A. McNamara, President
Kathryn A. Cassidy	Scott M. McHugh, Treasurer, Senior Vice
Diana M. Daniels	President and Principal Financial Officer
Herbert J. Markley	Joseph F. DiMaria, Assistant Treasurer
James A. McNamara	and Principal Accounting Officer
Roy W. Templin	Caroline L. Kraus, Secretary
Gregory G. Weaver

GOLDMAN SACHS & CO. LLC

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended December 31 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-621-2550.

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of transaction or matter addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of December 31, 2017 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

THIS MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY AND IS PROVIDED SOLELY ON THE BASIS THAT IT WILL NOT CONSTITUTE INVESTMENT OR OTHER ADVICE OR A RECOMMENDATION RELATING TO ANY PERSON’S OR PLAN’S INVESTMENT OR OTHER DECISIONS, AND GOLDMAN SACHS IS NOT A FIDUCIARY OR ADVISOR WITH RESPECT TO ANY PERSON OR PLAN BY REASON OF PROVIDING THE MATERIAL OR CONTENT HEREIN INCLUDING UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 OR DEPARTMENT OF LABOR REGULATIONS. PLAN SPONSORS AND OTHER FIDUCIARIES SHOULD CONSIDER THEIR OWN CIRCUMSTANCES IN ASSESSING ANY POTENTIAL COURSE OF ACTION.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Strategic Growth Fund.

©2018 Goldman Sachs. All rights reserved.

VITGRWAR-18/119286-OTU-698870/30.3

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Strategic Income Fund

Annual Report

December 31, 2017

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

INVESTMENT OBJECTIVE

The Fund seeks total return comprised of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fixed Income Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Strategic Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2017 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional, Service and Advisor Shares generated average annual total returns of -2.04%, -2.13% and -2.32%, respectively. These returns compare to the 1.11% average annual total return of the Fund’s benchmark, the ICE® BofAML® U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “LIBOR Index”), during the same period.

We note that the Fund’s benchmark being the LIBOR Index is a means of emphasizing that the Fund has an unconstrained strategy. That said, this Fund employs a benchmark agnostic strategy and thus comparisons to a benchmark index are not particularly relevant.

What economic and market factors most influenced the Fund during the Reporting Period?

When the Reporting Period began in the first quarter of 2017, government bond sectors sold off and spread (or non-government bond) sectors generally posted gains. Investors focused on the prospect of pro-growth policies from the U.S. Administration, which helped boost business and consumer sentiment to near record levels, and also on the positive impact of earlier fiscal stimulus in China. Global purchasing managers’ indices (“PMI”) pointed to solid expansion across the largest global economies, the U.S. in particular. In Europe, economic data strengthened and political risk remained contained, as markets weathered the official start of Brexit negotiations. (Brexit refers to the U.K.’s efforts to exit the European Union.) The far right lost to centrists in the Netherlands’ election. In France, polls reflected a relatively low chance of victory for the far-right candidate in its then-upcoming presidential vote. Monetary policy presented few surprises during the first calendar quarter, as the European Central Bank (“ECB”), Bank of Japan (“BoJ”) and Bank of England (“BoE”) kept their respective monetary policies unchanged. In March 2017, the ECB raised its economic growth and inflation forecast. The same month, U.S. Federal Reserve (the “Fed”) policymakers hiked interest rates. Minutes from the meeting suggested the Fed might start reducing its balance sheet near the end of 2017. The U.S. dollar weakened versus many global currencies during the first calendar quarter.

Spread sectors generally recorded positive returns during the second quarter of 2017, though with mixed results relative to government bond sectors. Political developments led to temporary bouts of volatility early in the quarter, driving weakness in Brazilian, U.S. and U.K. fixed income assets as well as a credit rating downgrade of South Africa’s sovereign debt. Political risks receded in May 2017 on the centrist candidate’s victory in the French presidential election, which was supportive of French and European peripheral bonds broadly. On the economic front, U.S. core inflation weakened for the third consecutive month in May 2017, casting uncertainty over the pace of Fed monetary tightening. Nonetheless, comments included in minutes from the Fed’s May and June 2017 policy meetings suggested an announcement about how and when the Fed would begin reducing the size of its balance sheet would be made sooner than the markets had previously anticipated. In Europe, economic data continued to surprise to the upside. At its June 2017 policy meeting, the ECB provided an optimistic assessment of the risks to economic growth, but revised downward its medium-term inflation forecasts. The ECB, BoJ and BoE left their respective monetary policies unchanged during the second calendar quarter, while the Fed raised interest rates for the second time in 2017 at its June policy meeting. As the quarter came to an end, a string of comments from global central bankers triggered a hawkish market reaction. (Hawkish suggests higher interest rates.) Global interest rates rose as the market anticipated a faster than expected pace of monetary policy tightening by the BoE, ECB and Bank of Canada (“BoC”). During the second quarter of 2017, the U.S. dollar weakened versus many global currencies.

In the third quarter of 2017, spread sectors broadly advanced, outperforming government bond sectors. The Fed kept its monetary policy unchanged but unveiled its plans for balance sheet normalization. (Balance sheet normalization refers to the steps the Fed takes to reverse quantitative easing and remove the substantial monetary accommodation it has provided to the economy since the

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

financial crisis began in 2007.) This prompted a hawkish market reaction, with the U.S. dollar appreciating and yields on U.S. government bonds rising. However, the U.S. Treasury yield curve only steepened modestly due to geopolitical uncertainty and mixed U.S. economic data, including weak inflation readings. The central banks of other developed countries also set the stage for less accommodative monetary policy. The BoE noted “a majority” of its policymakers were in favor of tightening policy “over the coming months,” while the BoC surprised the markets with two consecutive rate hikes. The market’s expectations for a BoE rate hike in November 2017, along with a constructive tone for Brexit negotiations, drove the British pound higher versus the U.S. dollar. The U.S. dollar also continued to weaken relative to many other global currencies during the third calendar quarter.

During the fourth calendar quarter, spread sector performance was broadly positive, supported by ongoing strength in the global macro environment and contained market, macro and political volatility. Passage of U.S. tax legislation and solid corporate earnings were particularly supportive of U.S. corporate credit. In October 2017, the ECB announced it would reduce its monthly asset purchases from €60 billion to €30 billion for nine months beginning in January 2018, mainly by purchasing fewer sovereign government bonds. The ECB also said its policy rates would remain low for “an extended period of time, and well past the horizon of the net asset purchases.” During the same month, the BoE reversed an emergency interest rate cut, made in August 2016 following the Brexit referendum, and signaled that future monetary policy tightening would be limited, gradual and dependent on the economic reaction to the U.K.’s eventual departure from the European Union. In December 2017, the Fed delivered its third short-term rate hike of 2017. The Fed’s dot plot, which shows rate projections of the members of the Fed’s Open Market Committee, indicated that three rate increases were on tap for 2018 and potentially two in 2019. The U.S. dollar weakened further versus many global currencies during the fourth quarter of 2017.

For the Reporting Period overall, sovereign emerging markets debt and high yield corporate bonds outperformed U.S. Treasuries. Investment grade corporate bonds also outpaced U.S. Treasuries. In addition, commercial mortgage-backed securities, agency securities, asset-backed securities and mortgage-backed securities outperformed U.S. Treasuries, though more modestly. The U.S. Treasury yield curve flattened during the Reporting Period, as yields on maturities of seven years and shorter rose and yields on maturities of 10 years and longer fell. The yield on the bellwether 10-year U.S. Treasury edged down approximately five basis points to end the Reporting Period at 2.40%. (A basis point is 1/100th of a percentage point. Yield curve is a spectrum of maturities. A flattening yield curve is one wherein the differential in yields between longer-term and shorter-term maturities narrows.)

What key factors were responsible for the Fund’s performance during the Reporting Period?

During the Reporting Period, our country strategy detracted from performance. More specifically, the Fund was hurt by relative value positions in the interest rates of various countries, including a long position in Canadian short-term interest rates versus a short position in U.S. interest rates, as the BoC unexpectedly hiked interest rates in July and September 2017. In addition, the Fund was hampered by long positions in European and Australian interest rates versus a short position in U.S. interest rates.

Our currency strategy contributed positively to returns. The Fund benefited from selection of emerging markets currencies, including its long positions in the Polish zloty, Czech koruna and Mexican peso. Among developed markets currencies, long positions in the Swedish krona and Norwegian krone also performed well. In addition, our government/swaps and cross-sector strategies generated positive returns. In our cross-sector strategy, we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the LIBOR Index.

Our combined tactical duration and yield curve positioning strategy did not have a meaningful impact on performance. Duration is a measure of sensitivity to changes in interest rates.

What fixed income market sectors most significantly affected Fund performance?

Issue selection among municipal bonds and emerging markets debt detracted most from the Fund’s returns during the Reporting Period. The Fund’s exposure to Puerto Rican municipal debt drove underperformance, as debt restructuring negotiations made little progress and the impact of multiple hurricanes lessened the expected recovery value of the commonwealth’s municipal bonds. In emerging markets debt, the Fund’s exposure to Venezuelan bonds, primarily those issued by Petroleos de Venezuela, performed negatively. In our view, Venezuelan bonds were undervalued relative to potential recovery scenarios, though we recognized there was a high degree of uncertainty about the time frame for the market to recognize their value. In addition, during the Reporting Period, credit default swaps the Fund held as protection against the potential of an outsized negative credit event in China detracted from returns as that country’s economic growth improved. An underweight position in corporate credit further hurt performance as corporate bonds performed well.

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

On the positive side, the Fund was helped within the government/swaps sector by its steepening position on the front, or short-term, end of the U.S. Treasury yield curve. (A steepening yield curve is one wherein the differential in yields between longer-term and shorter-term maturities widens; opposite of flattening.) In its cross-sector strategy, the Fund benefited from holdings within the securitized sector, specifically its positions in high quality collateralized loan obligations and Federal Family Education Loan Program (“FFELP”) student loans.

Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

The Fund’s combined tactical duration and yield curve positioning did not have a material impact on performance. For most of the Reporting Period, the Fund held a short duration position on the U.S. Treasury yield curve. Although this positioning hurt results in the first half of the Reporting Period, these losses were offset by positive returns in the second half of the Reporting Period, especially during the fourth quarter of 2017.

How did the Fund use derivatives and similar instruments during the Reporting Period?

We used derivatives and similar instruments for the efficient management of the Fund. These derivatives and similar instruments allowed us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.

During the Reporting Period, we used interest rate and bond exchange traded futures contracts to implement duration and country strategies within the Fund, especially in the U.S. and Eurozone markets. Currency transactions were carried out using primarily over-the-counter (“OTC”) spot and forward foreign exchange contracts as well as by purchasing OTC options. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. In addition, the Fund employed credit default swaps to manage exposure to fluctuations in credit spreads (or the differential in yields between Treasury securities and non-Treasury securities that are identical in all respects except for quality rating). Credit default swaps were also used to manage the Fund’s exposure to the risk of a credit event in China and to express our views on corporate credit. Interest rate swaps were employed to manage exposure to fluctuations in interest rates. Forward sales contracts were employed to implement long and short views within our currency strategy. Inflation-linked swaps were used to express our views on inflation.

During the Reporting Period, our currency strategy, which is implemented through forward sales contracts, added to performance. The credit default swaps we employed to express our views on corporate credit detracted from performance. The Fund’s use of interest rate futures, specifically Treasury futures, contributed positively during the Reporting Period. The use of other derivatives and similar instruments did not have a meaningful impact on performance.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

The Fund is a broadly diversified, multi-sector portfolio designed to provide total return opportunities from across the fixed income spectrum, including government, securitized, corporate credit and emerging market fixed income sectors. During the Reporting Period, the Fund’s positioning was relatively consistent, with a cautious stance on corporate credit (implemented via credit default swaps) and allocations to the securitized sector, particularly high quality collateralized loan obligations and FFELP student loans, as we sought to generate income. In terms of duration, the Fund held a short duration position on the U.S. Treasury yield curve during the Reporting Period overall in anticipation of Fed interest rate hikes and the continued strength in U.S. economic data. Within our country strategy, we focused on the theme of monetary policy divergence. Because we saw the potential for Fed rate increases, the Fund held short positions in U.S. interest rates during the Reporting Period. It had long positions in U.K. and Canadian interest rates, as we anticipated dovish monetary policy from those countries’ central banks. (Dovish suggests lower interest rates.) Regarding our currency strategy, we had a positive view on the emerging markets during the second half of the Reporting Period, a view we expressed by increasing the Fund’s holdings of emerging European currencies.

How was the Fund positioned at the end of the Reporting Period?

At the end of the Reporting Period, the Fund was positioned based on our view that global monetary policy divergence and the strong performance of emerging markets currencies would continue into 2018. In our view, this should be supportive of relative value strategies that seek to take advantage of potential dislocations in the global economic environment. Although we plan to maintain the Fund’s cautious stance on corporate credit, we expect to shift the Fund toward a more neutral stance overall, with fewer hedges within investment grade corporate bonds. We also intend to move toward a more neutral position in emerging markets debt. At the end of the Reporting Period, we were considering an increase in the Fund’s allocation to high quality securitized credit, such as FFELP student loans.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

What is the Fund’s tactical view and strategy for the months ahead?

At the end of the Reporting Period, we believed the global economic expansion was likely to continue in 2018. This view was supported, in our opinion, by solid household consumption due to labor market strength, improvement in business investment and continuing accommodative monetary policy conditions. Forward-looking economic activity indicators, such as PMI surveys remained comfortably in what we consider expansionary territory for most countries, with notable strength in manufacturing data. That being said, global economic growth appeared to have reached a pace that is unlikely to be sustainable, in our view. We believe risks are broadly skewed to the downside, though the reasons vary across regions—ranging from the risk of the U.S. economy potentially overheating, which could encourage more abrupt Fed tightening, to less monetary and fiscal support in Europe and less growth-friendly policies in China. Accordingly, we expect global economic growth to pull back somewhat from the above-trend levels seen at the end of the Reporting Period, which we believe will be accompanied by higher fixed income market volatility. We consider the emerging markets, aside from China, a potential bright spot. Therefore, we expect the economies of emerging countries to outperform during 2018, we believe, which should widen the gap between their economic growth and that of developed market countries broadly.

Despite solid economic growth momentum, inflationary pressures remained subdued during the Reporting Period. In 2018, we expect inflation to trend toward central bank targets as output gaps near or move further into positive territory and as unemployment continues to approach or stay below estimates of the non-accelerating inflation rate of unemployment (i.e., a level of unemployment below which inflation rises).

Regionally, we expect the U.S. to continue to take the lead in unwinding the accommodative monetary policy put in place by many of the world’s central banks after the 2008-2009 financial crisis. We think the Fed will raise interest rates three times in 2018, in line with projections provided at its December 2017 policy meeting, while continuing to trim its balance sheet. We also see scope for several other developed markets central banks, including the BoC and Reserve Bank of New Zealand, to tighten monetary policy in 2018, due to domestic economic strength. In contrast, we continue to expect prolonged monetary policy accommodation in Europe and Japan, where core inflation lacks upward momentum.

NOTE: On December 13, 2017, the Board of Trustees of the Goldman Sachs Variable Insurance Trust approved a proposal to liquidate the Fund. The liquidation is expected to occur on or about April 27, 2018. On or after December 29, 2017, the Fund shall cease its business and may depart from its stated investment objective and policies as it prepares to liquidate and distribute its assets to shareholders.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Index Definitions

The ICE® BofAML® U.S. Dollar Three-Month LIBOR Constant Maturity Index is based on the assumed purchase of a synthetic instrument having three months to maturity and with a coupon equal to the closing quote for three-month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing three-month LIBOR rate) and is rolled into a new three-month instrument. The index, therefore, will always have a constant maturity equal to exactly three months.

5

FUND BASICS

Strategic Income Fund

as of December 31, 2017

STANDARDIZED TOTAL RETURNS1

For the period ended 12/31/17	One Year	Three Years	Since Inception	Inception Date
Institutional	-2.04%	-0.89%	-0.85%	4/14/14
Service	-2.13	-1.13	-1.10	4/14/14
Advisor	-2.32	-1.29	-1.25	4/14/14

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional, Service and Advisor Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.88%	1.93%
Service	1.13	2.18
Advisor	1.28	2.33

[2]	The expense ratios of the Fund, both current (net of any fee waivers and/or expense limitations) and before waivers (gross of any fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s fee waivers and/or expense limitations will remain in place through at least April 28, 2018, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

6

FUND BASICS

FUND COMPOSITION3

[3]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[4]	“Mortgage-Backed Securities” are guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) or Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the United States Government.

[5]	“U.S. Government Agency Securities” include agency securities offered by companies such as the Federal Home Loan Bank (“FHLB”), which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government, and they otherwise operate like any other publicly traded company.

7

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Performance Summary

December 31, 2017

The following graph shows the value, as of December 31, 2017, of a $10,000 investment made on April 14, 2014 (commencement of the Fund’s operations) in Advisor Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the ICE BofAML® U.S. Dollar Three-Month LIBOR Constant Maturity Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown, and in their absence, performance would be reduced. Performance of Institutional and Service Shares will vary from Advisor Shares due to differences in class specific fees. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Strategic Income Fund’s Lifetime Performance

Performance of a $10,000 investment, with distributions reinvested, from April 14, 2014 through December 31, 2017.

Average Annual Total Return through December 31, 2017	One Year	Three Years	Since Inception
Institutional (Commenced April 14, 2014)	-2.04%	-0.89%	-0.85%
Service (Commenced April 14, 2014)	-2.13%	-1.13%	-1.10%
Advisor (Commenced April 14, 2014)	-2.32%	-1.29%	-1.25%

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Schedule of Investments

December 31, 2017

Shares	Description	Value
Common Stock – 0.3%
Energy – 0.3%
5,866	Blue Ridge Mountain Resources, Inc.*	$48,394
(Cost $58,500)

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Bonds – 7.8%
Consumer Services(a) – 0.4%
MGM Resorts International
$50,000	8.625%	02/01/2019	$53,000

Electric(a) – 0.3%
Dynegy, Inc.
38,000	6.750	11/01/2019	39,140

Energy – 2.8%
Carrizo Oil & Gas, Inc.(a)
38,000	7.500	09/15/2020	38,760
Petrobras Global Finance BV
50,000	7.375	01/17/2027	55,000
35,000	5.999(c)	01/27/2028	35,087
Petroleos de Venezuela SA(b)
890,000	6.000	10/28/2022	162,425
Plains All American Pipeline LP(a)
50,000	3.600	11/01/2024	48,693
Targa Resources Partners LP(a)
25,000	4.125	11/15/2019	25,219
Whiting Petroleum Corp.(a)
50,000	5.000	03/15/2019	51,275

			416,459

Healthcare(a)(c) – 0.4%
Valeant Pharmaceuticals International, Inc.
50,000	6.500	03/15/2022	52,500

Materials – 0.3%
Freeport-McMoRan, Inc.
50,000	2.375	03/15/2018	50,000

Noncaptive-Financial – 1.0%
CURO Financial Technologies Corp.(a)(c)
50,000	12.000	03/01/2022	55,000
Nationstar Mortgage LLC(a)
50,000	6.500	08/01/2018	50,000
Park Aerospace Holdings Ltd.(c)
50,000	5.250	08/15/2022	49,551

			154,551

Pipelines(a) – 0.7%
DCP Midstream Operating LP
25,000	2.700	04/01/2019	24,906
Enterprise Products Operating LLC Series A(d)
75,000	(3 Mo. LIBOR + 3.71%), 5.084	08/01/2066	75,000

			99,906

Corporate Bonds – (continued)
Wireless Telecommunications – 1.9%
Frontier Communications Corp.
$25,000	8.125%	10/01/2018	$24,812
Intelsat Jackson Holdings SA(a)
50,000	7.500	04/01/2021	45,500
Sprint Communications, Inc.
50,000	9.000(c)	11/15/2018	52,630
50,000	7.000	08/15/2020	53,000
Telecom Italia Capital SA(a)
50,000	7.721	06/04/2038	64,312
Windstream Services LLC(a)(c)
49,000	8.625	10/31/2025	47,163

			287,417

TOTAL CORPORATE BONDS
(Cost $1,269,013)			$1,152,973

Mortgage-Backed Security – 0.9%
FNMA
$113,438	6.000%	09/01/2036	$128,248
(Cost $126,994)

Collateralized Mortgage Obligations – 13.3%
Adjustable Rate Non-Agency(a)(d) – 4.3%
Alternative Loan Trust Series 2005-51, Class 2A1
$40,047	1.801%	11/20/2035	$37,368
Alternative Loan Trust Series 2006-HY11, Class A1
43,458	1.672	06/25/2036	39,972
Alternative Loan Trust Series 2006-OA6, Class 1A2
259,902	1.762	07/25/2046	243,614
HomeBanc Mortgage Trust Series 2006-1, Class 3A2
103,720	3.275	04/25/2037	89,838
IndyMac INDA Mortgage Loan Trust Series 2006-AR2, Class 1A1
38,795	3.622	09/25/2036	35,861
Lehman XS Trust Series 2005-7N, Class 1A1A
39,210	1.822	12/25/2035	38,220
Lehman XS Trust Series 2006-14N, Class 1A1A
138,836	1.742	09/25/2046	125,793

			610,666

Interest Only(e) – 4.8%
FHLMC REMIC Series 4314, Class SE(a)
836,508	4.573	03/15/2044	137,399
FHLMC REMIC Series 4583, Class ST(a)
791,003	4.523	05/15/2046	142,957
FNMA REMIC Series 2011-124, Class SC
368,771	4.998	12/25/2041	62,076
FNMA REMIC Series 2013-130, Class SN
613,325	5.098	10/25/2042	105,344
GNMA REMIC Series 2010-101, Class S(a)
557,750	4.499	08/20/2040	85,760

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Schedule of Investments (continued)

December 31, 2017

Principal Amount	Interest Rate	Maturity Date	Value
Collateralized Mortgage Obligations – (continued)
Interest Only(e) – (continued)
GNMA REMIC Series 2010-31, Class SA(a)
$96,878	4.249%	03/20/2040	$13,827
GNMA REMIC Series 2013-152, Class SG(a)
79,544	4.649	06/20/2043	12,484
GNMA REMIC Series 2013-181, Class SA(a)
337,136	4.599	11/20/2043	53,285
GNMA REMIC Series 2015-110, Class MS(a)
354,153	4.209	08/20/2045	48,556
GNMA REMIC Series 2015-159, Class HS(a)
261,193	4.699	11/20/2045	40,889

			702,577

Regular Floater(d) – 4.2%
Alternative Loan Trust Series 2005-36, Class 2A1A(a)
56,249	1.862	08/25/2035	48,777
Banc of America Alternative Loan Trust Series 2005-4, Class CB1(a)
161,195	1.952	05/25/2035	137,719
Mortgage Repurchase Agreement Financing Trust Series 2017-1, Class A1(a)(c)
150,000	2.282	07/10/2019	150,011
Mortgage Repurchase Agreement Financing Trust Series 2017-2, Class A1(c)
300,000	1.779	08/12/2019	300,000

			636,507

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $1,914,650)			$1,949,750

Asset-Backed Securities – 36.7%
Airlines(a) – 0.3%
Continental Airlines Pass-Through Trust Series 2012-3, Class C
$50,000	6.125%	04/29/2018	$50,434

Collateralized Loan Obligations(c)(d) – 17.7%
Anchorage Capital CLO 4 Ltd. Series 2014-4A, Class A1AR(a)
250,000	2.518	07/28/2026	250,588
Apidos CLO X Series 2012-10A, Class A(a)
109,184	2.798	10/30/2022	109,291
Crown Point CLO III Ltd. Series 2015-3A, Class A1AR(a)
200,000	2.269	12/31/2027	199,804
Halcyon Loan Advisors Funding Ltd. Series 2015-2A, Class A(a)
250,000	2.757	07/25/2027	250,159
OCP CLO Ltd. Series 2015-8A, Class A1R(a)
250,000	2.203	04/17/2027	250,006
OCP CLO Ltd. Series 2016-12A, Class A1(a)
150,000	2.924	10/18/2028	151,099
Octagon Investment Partners 24 Ltd. Series 2015-1A, Class A1R(a)
250,000	2.341	05/21/2027	250,613
OFSI Fund VI Ltd. Series 2014-6A, Class A1(a)
200,000	2.389	03/20/2025	199,921
Regatta IV Funding Ltd. Series 2014-1A, Class A1R(a)
250,000	2.387	07/25/2026	250,490

Asset-Backed Securities – (continued)
Collateralized Loan Obligations(c)(d) – (continued)
Trinitas CLO II Ltd. Series 2014-2A, Class A1R(a)
$200,000	2.539%	07/15/2026	$200,393
Trinitas CLO III Ltd. Series 2015-3A, Class A2(a)
150,000	2.869	07/15/2027	150,146
Voya CLO Ltd. Series 2014-4A, Class A1R
250,000	2.309	10/14/2026	250,496
Wasatch Ltd. Series 2006-1A, Class A1B
90,493	1.653	11/14/2022	90,454

			2,603,460

Home Equity(a) – 2.2%
Credit-Based Asset Servicing & Securitization LLC Series 2005-CB8, Class AF2(f)
3,177	3.834	12/25/2035	3,194
Credit-Based Asset Servicing & Securitization LLC Series 2005-CB8, Class AF3(f)
25,000	3.834	12/25/2035	25,334
Lehman XS Trust Series 2007-3, Class 1BA2(d)
34,811	2.161	03/25/2037	30,643
Morgan Stanley Mortgage Loan Trust Series 2006-16AX, Class 1A(d)
136,622	1.722	11/25/2036	54,880
Saxon Asset Securities Trust Series 2007-2, Class A2C(d)
75,226	1.792	05/25/2047	60,610
Structured Asset Securities Corp. Mortgage Loan Trust Series 2005-NC2, Class M4(d)
100,000	2.022	05/25/2035	100,477
VOLT XXV LLC Series 2015-NPL8, Class A1(c)(f)
40,591	3.500	06/26/2045	40,592

			315,730

Student Loans(a)(d) – 16.5%
Academic Loan Funding Trust Series 2012-1A, Class A2(c)
150,000	2.428	12/27/2044	149,822
Access Group, Inc. Series 2015-1, Class A(c)
60,356	2.252	07/25/2056	60,429
ECMC Group Student Loan Trust Series 2016-1A, Class A(c)
112,647	2.902	07/26/2066	113,688
EFS Volunteer No. 2 LLC Series 2012-1, Class A2(c)
250,000	2.902	03/25/2036	256,752
Montana Higher Education Student Assistance Corp. Series 2012-1, Class A3
100,000	2.333	07/20/2043	101,494
Navient Student Loan Trust Series 2016-5A, Class A(c)
251,135	2.802	06/25/2065	257,157
Navient Student Loan Trust Series 2016-7A, Class A(c)
132,543	2.702	03/25/2066	135,620
Navient Student Loan Trust Series 2017-5A, Class A(c)
242,758	2.352	07/26/2066	243,595
Nelnet Student Loan Trust Series 2006-1, Class A6(c)
150,000	1.904	08/23/2036	146,540
Northstar Education Finance, Inc. Series 2007-1, Class A1
85,492	1.478	04/28/2030	85,006
PHEAA Student Loan Trust Series 2016-1A, Class A(c)
156,463	2.702	09/25/2065	158,854

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Principal Amount		Interest Rate	Maturity Date	Value
	Asset-Backed Securities – (continued)
	Student Loans(a)(d) – (continued)
	Scholar Funding Trust Series 2010-A, Class A(c)
	$44,553	2.128%	10/28/2041	$44,229
	SLM Student Loan Trust Series 2003-14, Class A5
	12,113	1.597	01/25/2023	12,117
	SLM Student Loan Trust Series 2003-7A, Class A5A(c)
	139,774	2.788	12/15/2033	139,772
	SLM Student Loan Trust Series 2005-5, Class A5
	100,000	2.117	10/25/2040	99,360
	SLM Student Loan Trust Series 2008-3, Class A3
	66,888	2.367	10/25/2021	66,873
	SLM Student Loan Trust Series 2008-6, Class A4
	100,000	2.467	07/25/2023	101,254
	SLM Student Loan Trust Series 2012-3, Class A
	110,325	1.978	12/27/2038	110,948
	SunTrust Student Loan Trust Series 2006-1A, Class A4(c)
	154,915	1.568	10/28/2037	146,170

				2,429,680

	TOTAL ASSET-BACKED SECURITIES
	(Cost $5,329,755)			$5,399,304

	Foreign Government Securities – 8.8%
	Argentina Government International Bond
EUR	210,000	3.375%	01/15/2023	$256,998
	$200,000	7.125(c)	06/28/2117	206,550
	Brazilian Government International Bond
BRL	202,000	0.000(g)	10/01/2019	53,410
	32,000	10.000	01/01/2027	9,536
	Dominican Republic International Bond
	$100,000	5.500	01/27/2025	105,625
	Ecuador Government International Bond
	200,000	9.650	12/13/2026	229,687
	Indonesia Government International Note(c)
	200,000	3.850	07/18/2027	205,250
	Mexico Government International Bond
MXN	223,400	7.750	11/23/2034	11,354
	207,100	8.500	11/18/2038	11,280
	8,200	8.000	11/07/2047	426
	Republic of South Africa
ZAR	250,000	8.000	01/31/2030	18,426
	660,000	7.000	02/28/2031	44,254
	60,000	8.250	03/31/2032	4,421
	230,000	8.875	02/28/2035	17,491
	440,000	6.250	03/31/2036	25,573
	640,000	9.000	01/31/2040	48,107
	150,000	6.500	02/28/2041	8,538
	600,000	8.750	01/31/2044	43,627

	TOTAL FOREIGN GOVERNMENT SECURITIES
	(Cost $1,196,597)			$1,300,553

	Municipal Bonds – 1.2%
	Illinois – 0.4%
	Illinois State GO Bonds for Build America Bonds Series 2010-5
	$25,000	7.350%	07/01/2035	$28,904
	Illinois State GO Bonds Pension Funding Series 2003
	35,000	5.100	06/01/2033	34,942

				63,846

	Puerto Rico(a) – 0.8%
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2012 A
	10,000	5.500	07/01/2028	6,162
	5,000	5.000	07/01/2033	3,081
	5,000	5.125	07/01/2037	3,081
	10,000	5.750	07/01/2037	6,163
	Puerto Rico Commonwealth GO Bonds Series 2014 A(b)
	100,000	8.000	07/01/2035	23,750
	Puerto Rico Commonwealth GO Refunding for Public Improvement Series 2008 A(b)
	20,000	5.500	07/01/2032	4,500
	Puerto Rico Sales Tax Financing Corp. RB First Subseries 2009 A(b)
	15,000	5.500	08/01/2028	1,463
	25,000	6.000	08/01/2042	2,437
	Puerto Rico Sales Tax Financing Corp. RB First Subseries 2010 A(b)
	15,000	5.500	08/01/2037	1,462
	155,000	5.375	08/01/2039	15,113
	85,000	5.500	08/01/2042	8,288
	Puerto Rico Sales Tax Financing Corp. RB First Subseries 2010 C(b)
	10,000	5.375	08/01/2038	975
	55,000	6.000	08/01/2039	5,362
	105,000	5.250	08/01/2041	10,238
	Puerto Rico Sales Tax Financing Corp. RB First Subseries 2011 A-1(b)
	170,000	5.000	08/01/2043	16,575
	Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation First Subseries 2009 A(b)
	15,000	6.750	08/01/2032	1,463

				110,113

	TOTAL MUNICIPAL BONDS
	(Cost $536,654)			$173,959

	Loan Participations(a)(b)(d)(h) – 1.0%
	Energy – 0.3%
	American Energy—Marcellus, LLC (i)
	$23,614	(1 Mo. LIBOR + 4.25%), 5.710%	08/04/2020	$17,435
	Murray Energy Corp.
	24,801	(3 Mo. LIBOR + 7.25%), 8.943	04/16/2020	21,763

				39,198

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Schedule of Investments (continued)

December 31, 2017

Principal Amount	Interest Rate	Maturity Date	Value
Loan Participations(a)(b)(d)(h) – (continued)
Media – 0.4%
Charter Communications Operating LLC
$49,740	(6 Mo. LIBOR + 2.00%), 3.570%	01/03/2021	$49,772
Checkout Holding Corp.
25,000	(1 Mo. LIBOR + 6.75%), 8.319	04/11/2022	10,378

			60,150

Noncaptive-Financial – 0.2%
Avolon
24,875	(1 Mo. LIBOR + 2.25%), 3.751	03/21/2022	24,675

Wireless Telecommunications – 0.1%
Windstream Corp.
22,340	1 Mo. LIBOR + 4.00%), 5.500	03/29/2021	20,920

TOTAL LOAN PARTICIPATIONS
(Cost $164,882)			$144,943

U.S. Treasury Obligations – 14.0%
U.S. Treasury Bonds
$250,000	3.000%	05/15/2045	$262,600
130,000	2.875	08/15/2045	133,364
U.S. Treasury Inflation Linked Bonds (TIPS)
30,655	0.875	02/15/2047	31,891
U.S. Treasury Inflation Linked Notes (TIPS)
102,904	0.125	07/15/2026	100,596
100,836	0.375	07/15/2027	100,350
U.S. Treasury Notes
1,350,000	2.125	07/31/2024	1,334,219
100,000	2.375	08/15/2024	100,337

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $2,071,338)			$2,063,357

Shares	Distribution Rate	Value
Investment Company(j) – 3.8%
Goldman Sachs Financial Square Government Fund – Institutional Shares
562,373	1.228%	$562,373
(Cost $562,373)

Shares	Interest Rate	Maturity Date	Value
Short-Term Investment(g) – 2.7%
U.S. Treasury Obligation – 2.7%
U.S. Treasury Bill
400,000	0.000%	05/24/2018	$397,712
(Cost $397,787)

TOTAL INVESTMENTS – 90.5%
(Cost $13,628,543)			$13,321,566

OTHER ASSETS IN EXCESS OF LIABILITIES – 9.5%			1,392,025

NET ASSETS – 100.0%			$14,713,591

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Securities with “Call” features. Maturity dates disclosed are the final maturity dates.
(b)	Security is currently in default.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $5,650,422, which represents approximately 38.4% of net assets as of December 31, 2017. The liquidity determination is unaudited.
(d)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on December 31, 2017.
(e)	Inverse floating rate security. Interest rate disclosed is that which is in effect on December 31, 2017.
(f)	Step Bond. Coupon rate is fixed for an initial period then it resets at a specified date and rate.
(g)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(h)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the loan facility on December 31, 2017. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(i)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(j)	Represents an Affiliated Issuer.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Investment Abbreviations:
BA	—Banker Acceptance Rate
BBR	—Bank Bill Reference Rate
CDI	—Average One-Day Interbank Deposit
EURIBOR	—Euro Interbank Offered Rate
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
GO	—General Obligation
HICPXT	—Harmonised Index of Consumer Prices excluding Tobacco
LIBOR	—London Interbank Offered Rate
Mo.	—Month
NIBOR	—Norwegian Interbank Offered Rate
RB	—Revenue Bond
REMIC	—Real Estate Mortgage Investment Conduit
STIBOR	—Stockholm Interbank Offered Rate
TIIE	—Interbank Equilibrium Interest Rate
TIPS	—Treasury Inflation-Protected Securities
UK-RPI	—United Kingdom Retail Price Index
WIBOR	—Warsaw Interbank Offered Rate

Currency Abbreviations:
ARS	—Argentina peso
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNH	—Chinese Renminbi
CZK	—Czech Koruna
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PEN	—Peru nuevo sol
PHP	—Philippines peso
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
THB	—Thailand Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—United States Dollar
ZAR	—South African Rand

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Schedule of Investments (continued)

December 31, 2017

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2017, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Morgan Stanley Co., Inc.	ARS	337,997	USD	17,994	$18,147	01/02/2018	$154
	ARS	570,065	USD	30,000	30,075	02/02/2018	75
	AUD	198,000	NZD	217,724	154,466	03/21/2018	315
	AUD	680,472	USD	521,333	530,939	01/16/2018	9,606
	AUD	578,492	USD	438,917	451,301	03/21/2018	12,385
	BRL	468,609	USD	139,892	140,749	02/02/2018	857
	CAD	713,407	USD	559,935	567,699	01/17/2018	7,764
	CAD	882,855	USD	689,683	703,063	03/21/2018	13,381
	CHF	315,269	EUR	269,409	325,348	03/21/2018	589
	CHF	14,049	USD	14,291	14,498	03/21/2018	208
	CLP	22,677,515	USD	35,000	36,850	01/04/2018	1,850
	CLP	89,520,312	USD	137,535	145,466	01/05/2018	7,931
	CLP	68,571,277	USD	104,918	111,425	01/11/2018	6,507
	CLP	59,446,936	USD	91,204	96,599	01/16/2018	5,394
	CLP	22,677,515	USD	36,777	36,850	01/22/2018	73
	CLP	30,372,000	USD	46,511	49,340	02/22/2018	2,828
	CNH	1,380,988	USD	207,656	211,109	03/21/2018	3,454
	CZK	5,859,083	EUR	219,685	275,154	01/03/2018	11,564
	CZK	5,859,083	EUR	228,424	276,209	03/21/2018	855
	EUR	237,428	CHF	276,094	286,208	03/21/2018	1,288
	EUR	518,306	GBP	456,660	624,792	03/21/2018	6,647
	EUR	92,433	JPY	12,361,122	111,432	03/22/2018	1,284
	EUR	89,384	NOK	880,295	107,748	03/21/2018	301
	EUR	24,999	SEK	245,900	30,136	03/21/2018	17
	EUR	550,683	USD	657,809	663,821	03/21/2018	6,013
	GBP	433,064	USD	583,405	586,205	03/21/2018	2,800
	HKD	3,299,190	USD	422,648	422,925	03/21/2018	277
	HUF	202,230,055	EUR	648,753	783,896	03/21/2018	1,857
	IDR	2,986,851,528	USD	219,812	220,711	01/11/2018	898
	IDR	3,660,648,642	USD	268,016	270,485	01/12/2018	2,469
	IDR	4,248,913,000	USD	312,589	313,871	01/16/2018	1,283
	IDR	319,211,757	USD	23,442	23,576	01/19/2018	134
	IDR	800,453,000	USD	59,000	59,065	02/02/2018	65
	IDR	5,210,874,372	USD	380,972	384,052	02/20/2018	3,079
	INR	11,843,283	USD	183,400	185,546	01/08/2018	2,147
	INR	7,374,200	USD	111,272	115,504	01/12/2018	4,233
	INR	13,551,932	USD	207,725	211,977	01/25/2018	4,252
	INR	37,716,558	USD	577,771	589,460	02/02/2018	11,688
	INR	13,391,991	USD	205,406	209,015	02/15/2018	3,611
	INR	2,462,455	USD	38,252	38,389	02/26/2018	137

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Morgan Stanley Co., Inc. (continued)	JPY	18,418,346	USD	162,575	$163,539	01/12/2018	$964
	JPY	95,631,474	USD	848,811	852,152	03/22/2018	3,341
	KRW	176,416,927	USD	162,006	165,336	01/16/2018	3,330
	NOK	2,127,611	EUR	214,706	259,689	03/21/2018	873
	NZD	1,723,953	USD	1,189,518	1,220,583	03/21/2018	31,064
	PHP	2,815,697	USD	56,180	56,404	01/03/2018	225
	PHP	761,550	USD	15,000	15,255	01/05/2018	255
	PHP	2,289,793	USD	45,092	45,862	01/08/2018	770
	PHP	5,887,492	USD	114,176	117,882	01/26/2018	3,706
	PHP	224,245	USD	4,428	4,486	02/22/2018	58
	PHP	5,887,492	USD	116,700	117,613	03/22/2018	914
	PLN	3,810,577	EUR	900,440	1,094,995	03/21/2018	9,561
	RUB	45,500,930	USD	767,175	783,426	02/12/2018	16,252
	SEK	24,240,109	EUR	2,440,077	2,968,957	03/21/2018	27,567
	THB	1,585,080	USD	48,000	48,661	01/19/2018	661
	TRY	990,706	USD	241,491	255,489	03/21/2018	13,998
	TWD	1,749,280	USD	58,512	58,782	01/02/2018	270
	TWD	4,412,299	USD	146,788	149,214	01/23/2018	2,425
	TWD	7,492,350	USD	251,000	253,452	01/26/2018	2,452
	TWD	4,085,580	USD	137,068	138,742	03/08/2018	1,674
	USD	18,290	ARS	337,997	18,148	01/02/2018	142
	USD	32,514	AUD	41,629	32,477	03/21/2018	37
	USD	135,732	BRL	449,100	135,388	01/03/2018	343
	USD	359,806	BRL	1,178,238	353,890	02/02/2018	5,916
	USD	29,997	CAD	37,578	29,926	03/21/2018	71
	USD	145,585	CLP	89,520,312	145,467	01/05/2018	118
	USD	59,981	CLP	36,876,421	59,923	01/22/2018	59
	USD	29,992	CLP	18,439,655	29,962	02/05/2018	30
	USD	24,136	EUR	20,010	24,121	03/21/2018	15
	USD	44,102	GBP	32,551	44,063	03/21/2018	39
	USD	855,191	HKD	6,626,502	849,549	03/27/2018	5,642
	USD	197,000	HKD	1,526,257	195,831	05/11/2018	1,169
	USD	239,000	HKD	1,853,804	238,352	09/19/2018	648
	USD	970,630	JPY	108,319,669	965,216	03/22/2018	5,414
	USD	31,167	MXN	581,990	29,461	01/26/2018	1,706
	USD	423,151	MXN	8,210,239	411,803	03/21/2018	11,349
	USD	89,434	NZD	126,005	89,214	03/21/2018	221
	USD	11,994	TWD	354,049	11,986	02/02/2018	8
	ZAR	3,198,153	USD	228,759	257,856	01/18/2018	29,097
	ZAR	6,756,827	USD	493,894	539,809	03/22/2018	45,914
TOTAL							$368,568

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Schedule of Investments (continued)

December 31, 2017

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Morgan Stanley Co., Inc.	ARS	337,997	USD	19,044	$18,147	01/02/2018	$(896)
	ARS	1,707,957	USD	93,269	91,437	01/08/2018	(1,834)
	ARS	1,490,616	USD	81,448	79,151	01/22/2018	(2,297)
	ARS	457,496	USD	25,174	24,193	01/29/2018	(981)
	ARS	631,817	USD	33,912	33,372	01/31/2018	(540)
	ARS	1,043,816	USD	55,988	55,101	02/01/2018	(888)
	ARS	1,231,116	USD	65,800	64,721	02/09/2018	(1,079)
	ARS	4,184,947	USD	223,602	219,341	02/15/2018	(4,259)
	ARS	1,470,935	USD	78,934	76,900	02/20/2018	(2,034)
	ARS	774,067	USD	41,273	40,447	02/21/2018	(825)
	ARS	1,620,667	USD	87,154	84,427	02/27/2018	(2,728)
	ARS	764,223	USD	41,702	39,791	02/28/2018	(1,910)
	ARS	1,848,283	USD	100,368	95,564	03/14/2018	(4,804)
	ARS	765,295	USD	40,445	39,549	03/15/2018	(896)
	ARS	529,718	USD	28,248	27,280	03/22/2018	(969)
	ARS	318,921	USD	16,839	16,383	03/27/2018	(455)
	BRL	676,614	USD	204,564	203,978	01/03/2018	(587)
	BRL	3,469,300	USD	1,068,901	1,042,019	02/02/2018	(26,882)
	CHF	169,046	EUR	144,865	174,450	03/21/2018	(178)
	CLP	89,520,312	USD	145,618	145,467	01/22/2018	(151)
	CZK	5,829,197	EUR	229,100	274,801	03/21/2018	(1,368)
	EUR	355,960	CHF	416,507	429,093	03/21/2018	(731)
	EUR	228,424	CZK	5,859,083	274,075	01/03/2018	(1,078)
	EUR	278,361	HUF	86,869,730	335,550	03/21/2018	(1,180)
	EUR	295,452	NOK	2,934,705	356,152	03/21/2018	(2,048)
	EUR	29,000	NZD	50,121	34,958	03/21/2018	(528)
	EUR	216,871	PLN	915,531	261,427	03/21/2018	(1,658)
	EUR	483,255	SEK	4,793,359	582,540	03/21/2018	(4,557)
	GBP	172,652	EUR	195,526	233,704	03/21/2018	(1,992)
	GBP	27,777	USD	37,650	37,599	03/21/2018	(51)
	HKD	1,495,142	USD	192,000	191,684	03/27/2018	(316)
	JPY	11,270,560	EUR	83,932	100,430	03/22/2018	(754)
	JPY	56,419,059	USD	504,832	502,740	03/22/2018	(2,092)
	MXN	7,534,130	USD	392,835	377,890	03/21/2018	(14,946)
	NOK	14,654,140	EUR	1,492,780	1,788,637	03/21/2018	(10,835)
	NOK	150,268	SEK	151,120	18,341	03/21/2018	(168)
	PEN	617,507	USD	190,577	190,325	01/16/2018	(252)
	PHP	1,407,848	USD	28,168	28,163	02/22/2018	(6)
	USD	17,994	ARS	337,997	18,148	01/02/2018	(154)
	USD	508,570	AUD	663,844	517,965	01/16/2018	(9,395)
	USD	502,762	AUD	656,931	512,494	03/21/2018	(9,732)
	USD	68,352	BRL	227,514	68,588	01/03/2018	(236)
	USD	341,959	BRL	1,139,307	342,195	02/02/2018	(236)

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Morgan Stanley Co., Inc. (continued)	USD	594,615	CAD	757,524	$602,807	01/17/2018	$(8,192)
	USD	627,537	CAD	797,625	635,190	03/21/2018	(7,653)
	USD	153,688	CHF	150,681	155,498	03/21/2018	(1,810)
	USD	36,766	CLP	22,677,515	36,850	01/04/2018	(84)
	USD	101,258	CLP	64,556,129	104,901	01/16/2018	(3,643)
	USD	145,897	CLP	90,670,418	147,336	01/22/2018	(1,439)
	USD	103,760	CNH	691,071	105,642	03/21/2018	(1,882)
	USD	10,446	EUR	8,740	10,486	01/03/2018	(40)
	USD	249,094	EUR	208,746	250,906	01/31/2018	(1,812)
	USD	806,329	EUR	678,668	818,102	03/21/2018	(11,773)
	USD	120,357	GBP	89,231	120,784	03/21/2018	(428)
	USD	404,602	IDR	5,508,656,230	405,999	02/20/2018	(1,397)
	USD	221,088	INR	14,261,279	223,428	01/08/2018	(2,340)
	USD	50,119	INR	3,247,717	50,757	02/02/2018	(638)
	USD	15,477	INR	1,003,821	15,667	02/15/2018	(190)
	USD	143,299	INR	9,226,306	143,835	02/26/2018	(536)
	USD	160,963	JPY	18,234,928	161,910	01/12/2018	(947)
	USD	1,665,214	JPY	187,869,304	1,674,067	03/22/2018	(8,853)
	USD	198,671	KRW	216,839,820	203,219	01/16/2018	(4,548)
	USD	35,001	KRW	37,927,105	35,547	01/22/2018	(546)
	USD	485,984	NZD	697,795	494,051	03/21/2018	(8,066)
	USD	54,993	PEN	181,420	55,916	01/16/2018	(923)
	USD	13,404	PEN	44,069	13,581	01/19/2018	(177)
	USD	28,185	PHP	1,407,848	28,202	01/03/2018	(17)
	USD	117,048	PHP	5,887,492	117,883	01/26/2018	(835)
	USD	95,907	PHP	4,937,525	98,821	02/09/2018	(2,914)
	USD	69,583	PHP	3,543,166	70,878	02/22/2018	(1,295)
	USD	323,370	RUB	18,981,353	326,816	02/12/2018	(3,446)
	USD	153,381	SGD	205,948	154,169	03/21/2018	(788)
	USD	244,090	TRY	972,162	250,705	03/21/2018	(6,616)
	USD	58,486	TWD	1,749,280	58,783	01/02/2018	(297)
	USD	645,503	TWD	19,376,816	655,277	01/23/2018	(9,774)
	USD	75,038	TWD	2,224,507	75,305	02/02/2018	(267)
	USD	375,985	TWD	11,307,756	383,002	02/08/2018	(7,017)
	USD	531,052	TWD	15,958,630	541,216	02/22/2018	(10,164)
	USD	248,657	TWD	7,425,026	252,147	03/08/2018	(3,490)
	USD	399,764	ZAR	5,790,817	466,894	01/18/2018	(67,130)
	USD	213,883	ZAR	2,886,200	230,580	03/22/2018	(16,696)
TOTAL							$(318,169)

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Schedule of Investments (continued)

December 31, 2017

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At December 31, 2017, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 10 Year Note	21	03/20/2018	$2,604,984	$6,512
Short position contracts:
U.S. Treasury 10 Year Ultra Note	(1)	03/20/2018	(133,563)	729
U.S. Treasury 2 Year Note	(12)	03/29/2018	(2,569,313)	4,929
U.S. Treasury 5 Year Note	(56)	03/29/2018	(6,505,187)	32,121
U.S. Treasury Long Bond	(7)	03/20/2018	(1,071,000)	4,635
U.S. Treasury Ultra Bond	(1)	03/20/2018	(167,656)	1,094
Total				$43,508
Total Futures Contracts				$50,020

SWAP CONTRACTS — At December 31, 2017, the Fund had the following swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/Index	Financing Rate Received (Paid) by the Fund	Credit Spread on December 31, 2017(a)		Termination Date	Notional Amount (000’s)		Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased(b):
CDX North America High Yield Index	(5.000)%	3.077%		12/20/2022	USD	1,425	$(119,613)	$(100,396)	$(19,217)
CDX North America Investment Grade Index	(1.000)	0.491		12/20/2022		1,600	(38,586)	(34,384)	(4,202)
iTraxx Europe Index	(1.000)	0.370		06/20/2022	EUR	1,420	(48,483)	(34,007)	(14,476)
Markit CDX Emerging Markets Index	(1.000)	1.051		06/20/2022	USD	150	270	1,075	(805)
Markit CDX Emerging Markets Index	(1.000)	1.194		12/20/2022		2,765	23,127	106,201	(83,074)
Protection Sold(c):
CDX North America Investment Grade Index	1.000	0.474	(c)	06/20/2022		225	5,078	4,652	426
TOTAL							$(178,207)	$(56,859)	$(121,348)

(a)	Credit spread on the referenced obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.
(b)	Payments made quarterly.
(c)	Payments received quarterly.

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/Index(a)	Financing Rate Received (Paid) by the Fund	Credit Spread on December 31, 2017(b)	Counterparty	Termination Date	Notional Amount (000’s)		Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased:
People’s Republic of China, 4.250%, 10/28/27	(1.000)%	0.149%	Bank of America, N.A.	06/20/2019	USD	210	$(2,682)	$(393)	$(2,289)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.266		12/20/2020		170	(3,674)	598	(4,272)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.331	Barclays Bank PLC	06/20/2021		120	(2,738)	579	(3,317)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.331	Deutsche Bank AG	06/20/2021		170	(3,880)	(29)	(3,851)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.380		12/20/2021		50	(1,200)	79	(1,279)
People’s Republic of China, 4.250%, 10/28/27	(1.000)	0.149	JPMorgan Chase Bank NA	06/20/2019		50	(638)	(101)	(537)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.266		12/20/2020		1,220	(26,369)	6,498	(32,867)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.331		06/20/2021		140	(3,194)	388	(3,582)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.331	UBS AG	06/20/2021		220	(5,019)	733	(5,752)
TOTAL							$(49,394)	$8,352	$(57,746)

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by the Fund	Termination Date	Notional Amount (000’s)			Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
3 Month STIBOR(a)	0.050%	06/15/2018	SEK	16,750		$6,262	$4,236	$2,026
3 Month STIBOR(a)	(0.330)	09/15/2018		9,970		155	36	119
6 Month WIBOR(b)	3.048	06/17/2019	PLN	90		815	207	608
3.045%(c)	6 Month WIBOR	06/17/2019		90		(814)	0	(814)
3 Month STIBOR(a)	(0.100)	06/29/2019	SEK	15,720	(d)	1,619	(462)	2,081
2.000(a)	3 Month BBR	03/21/2020	AUD	1,500	(d)	1,460	(911)	2,371
3 Month BA(b)	1.250	03/21/2020	CAD	2,510	(d)	(34,967)	(25,915)	(9,052)
6 Month LIBOR(b)	0.750	03/21/2020	GBP	3,070	(d)	(7,127)	(13,042)	5,915
2.250(b)	3 Month BBR	03/21/2020	NZD	2,990	(d)	1,776	(139)	1,915
3 Month LIBOR(a)	1.750	03/21/2020	USD	970	(d)	(7,475)	(6,385)	(1,090)
3 Month LIBOR(a)	1.855	08/06/2020		4,570	(d)	(34,116)	(18,221)	(15,895)
3 Month LIBOR(a)	2.139	11/20/2020		2,840	(d)	(8,114)	(2,513)	(5,601)
6 Month EURIBOR(b)	0.350	12/16/2021	EUR	300	(d)	(924)	103	(1,027)
0.500(c)	3 Month STIBOR	12/16/2021	SEK	2,160	(d)	1,160	272	888
1 Month TIIE(e)	6.750	12/14/2022	MXN	10		(24)	(13)	(11)
2.510(c)	6 Month WIBOR	12/20/2022	PLN	1,660		(431)	(46)	(385)

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Schedule of Investments (continued)

December 31, 2017

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

Payments Made by the Fund	Payments Received by the Fund	Termination Date	Notional Amount (000’s)			Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
1 Month TIIE(e)	7.500%	03/15/2023	MXN	5,975	(d)	$(4,882)	$(3,355)	$(1,527)
3 Month BA(b)	1.500	03/21/2023	CAD	510	(d)	(15,225)	(12,433)	(2,792)
0.250%(c)	6 Month EURIBOR	03/21/2023	EUR	1,610	(d)	11,761	1,519	10,242
6 Month LIBOR(b)	1.000	03/21/2023	GBP	80	(d)	(359)	(747)	388
1.500(c)	6 Month NIBOR	03/21/2023	NOK	5,590	(d)	3,102	(1,236)	4,338
2.550(c)	6 Month WIBOR	03/21/2023	PLN	2,130	(d)	310	796	(486)
3 Month STIBOR(a)	0.500	03/21/2023	SEK	1,320	(d)	(601)	359	(960)
3 Month LIBOR(a)	2.000	03/21/2023	USD	150	(d)	(1,961)	(1,647)	(314)
2.143(b)	3 Month LIBOR	07/03/2023		380	(d)	3,073	(631)	3,704
2.275(b)	3 Month LIBOR	11/20/2023		1,230	(d)	4,386	1,062	3,324
6 Month LIBOR(b)	1.200	11/21/2023	GBP	550	(d)	1,233	(315)	1,548
6 Month EURIBOR(b)	1.330	01/12/2027	EUR	370	(d)	775	(3,230)	4,005
6 Month LIBOR(b)	1.600	03/16/2027	GBP	1,700	(d)	13,163	(3,485)	16,648
1.500(c)	6 Month EURIBOR	08/31/2027	EUR	290	(d)	(1,484)	(489)	(995)
3 Month LIBOR(a)	2.400	08/31/2027	USD	300	(d)	(1,822)	(369)	(1,453)
6 Month EURIBOR(b)	1.600	10/25/2027	EUR	490	(d)	4,522	1,769	2,753
2.000(c)	3 Month STIBOR	10/25/2027	SEK	4,680	(d)	(2,279)	(1,078)	(1,201)
2.000(c)	3 Month STIBOR	11/02/2027		3,000	(d)	(1,393)	(12)	(1,381)
2.750(b)	6 Month BBR	03/21/2028	AUD	530	(d)	3,010	2,123	887
3 Month BA(b)	1.750	03/21/2028	CAD	1,320	(d)	(63,609)	(54,962)	(8,647)
6 Month EURIBOR(b)	1.000	03/21/2028	EUR	940	(d)	7,820	14,651	(6,831)
1.250(b)	6 Month LIBOR	03/21/2028	GBP	620	(d)	3,973	9,011	(5,038)
0.250(b)	6 Month LIBOR	03/21/2028	JPY	32,160	(d)	2,661	2,053	608
3 Month LIBOR(a)	2.250	03/21/2028	USD	270	(d)	(4,058)	(3,208)	(850)
3 Month LIBOR(a)	2.378	07/03/2028		1,420	(d)	(8,412)	23	(8,435)
2.346(b)	3 Month LIBOR	08/06/2028		1,220	(d)	11,435	(1,052)	12,487
1.400(b)	6 Month LIBOR	11/21/2028	GBP	330	(d)	(1,274)	801	(2,075)
1.940(b)	6 Month LIBOR	01/11/2032		280	(d)	(4,102)	(1,122)	(2,980)
1.500(b)	6 Month LIBOR	03/21/2033		500	(d)	(7,041)	(2,011)	(5,030)
1.750(b)	6 Month LIBOR	03/17/2037		1,180	(d)	(10,606)	(19)	(10,587)
2.560(b)	3 Month LIBOR	07/03/2048	USD	590	(d)	(991)	21	(1,012)
TOTAL						$(139,620)	$(120,006)	$(19,614)
(a)	Payments made quarterly.
(b)	Payments made semi-annually.
(c)	Payments made annually.
(d)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to December 31, 2017.
(e)	Payments made monthly.

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by the Fund	Counterparty	Termination Date	Notional Amount (000’s)		Value	Unrealized Appreciation/ (Depreciation)(a)
1 Day CDI(b)	11.980%	Bank of America, N.A.	01/04/2021	BRL	226	$7,829	$7,829

(a)	There are no upfront payments on the swap contracts listed above, therefore the unrealized gains (losses) on the swap contracts are equal to their value.
(b)	Payments made at maturity.

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INFLATION-LINKED SWAP CONTRACTS OUTSTANDING:

Payments Made by the Fund(a)	Payments Received by the Fund	Termination Date	Notional Amount (000’s)		Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
1 Month UK-RPI	3.370%	07/15/2022	GBP	330	$591	$13	$578
1 Month HICPXT	1.600	08/15/2032	EUR	410	(9,460)	10	(9,470)
TOTAL					$(8,869)	$23	$(8,892)

(a)	Payments made at the termination date.

PURCHASED OPTIONS CONTRACTS — At December 31, 2017, the Fund had the following purchased options:

Description	Counterparty	Exercise Price		Expiration Date	Number of Contracts		Notional Amount	Market Value	Premiums Paid (Received) by the Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Puts
Mid-Curve 1-Year Eurodollar	Credit Suisse Securities LLC	98.00	USD	06/15/2018	USD	4	1,000,000	$3,075	$1,109	$1,966

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Statement of Assets and Liabilities

December 31, 2017

Assets:
Investments in unaffiliated issuers, at value (cost $13,066,170)	$12,759,193
Investments in affiliated issuers, at value (cost $562,373)	562,373
Purchased Options, at value (premiums paid $1,109)	3,075
Cash	273,994
Foreign currencies, at value (cost $106,578)	106,766
Receivables:
Collateral on certain derivative contracts(a)	1,032,899
Investments sold	328,352
Interest and dividends	78,049
Reimbursement from investment adviser	21,029
Upfront payments made on swap contracts	8,875
Fund shares sold	2,291
Unrealized gain on forward foreign currency exchange contracts	368,568
Unrealized gain on swap contracts	7,829
Other assets	352
Total assets	15,553,645

Liabilities:
Unrealized loss on forward foreign currency exchange contracts	318,169
Unrealized loss on swap contracts	57,746
Variation margin on futures	3,857
Variation margin on swaps	823
Payables:
Investments purchased	327,892
Management fees	8,268
Distribution and Service fees and Transfer Agency fees	3,630
Fund shares redeemed	2,620
Upfront payments received on swap contracts	523
Accrued expenses	116,526
Total liabilities	840,054

Net Assets:
Paid-in capital	17,595,380
Distributions in excess of net investment income	(198,579)
Accumulated net realized loss	(2,281,534)
Net unrealized loss	(401,676)
NET ASSETS	$14,713,591
Net Assets:
Institutional	$4,784,621
Service	9,567
Advisor	9,919,403
Total Net Assets	$14,713,591
Shares outstanding $0.001 par value (unlimited shares authorized):
Institutional	539,180
Service	1,079
Advisor	1,121,737
Net asset value, offering and redemption price per share:
Institutional	$8.87
Service	8.87
Advisor	8.84

(a)	Includes amounts segregated for initial margin and/or collateral on forward foreign currency exchange contract transactions, futures transactions and swaps transactions of $730,000, $49,706 and $253,193, respectively.

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Statement of Operations

For the Fiscal Year Ended December 31, 2017

Investment income:
Interest	$614,861
Dividends — affiliated issuers	15,840
Total investment income	630,701

Expenses:
Management fees	144,904
Professional fees	133,434
Custody, accounting and administrative services	77,488
Distribution and Service fees(a)	39,992
Printing and mailing costs	37,400
Trustee fees	17,697
Transfer Agency fees(a)	4,831
Other	3,057
Total expenses	458,803
Less — expense reductions	(212,378)
Net expenses	246,425
NET INVESTMENT INCOME	384,276

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	71,894
Futures contracts	(1,176)
Purchased options	3,596
Swap contracts	(620,928)
Forward foreign currency exchange contracts	75,943
Foreign currency transactions	15,927
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	(71,043)
Futures contracts	(30,422)
Purchased options	1,966
Swap contracts	(13,451)
Forward foreign currency exchange contracts	(274,962)
Foreign currency translation	(93)
Net realized and unrealized loss	(842,749)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(458,473)

(a) Class specific Distribution and Service, and Transfer Agency fees were as follows:

Distribution and Service Fees		Transfer Agency Fees
Service	Advisor	Institutional	Service	Advisor
$26	$39,966	$2,830	$3	$1,998

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended December 31, 2017	For the Fiscal Year Ended December 31, 2016

From operations:
Net investment income	$384,276	$432,220
Net realized loss	(454,744)	(995,929)
Net change in unrealized gain (loss)	(388,005)	830,504
Net increase (decrease) in net assets resulting from operations	(458,473)	266,795

Distributions to shareholders:
From net investment income
Institutional Shares	(47,180)	(512,567)
Service Shares	(14)	(206)
Advisor Shares	(7,022)	(173,760)
Return of capital
Institutional Shares	(100,101)	—
Service Shares	(69)	—
Advisor Shares	(71,056)	—
Total distributions to shareholders	(225,442)	(686,533)

From share transactions:
Proceeds from sales of shares	9,019,560	6,037,854
Reinvestment of distributions	225,415	686,533
Cost of shares redeemed	(22,118,048)	(11,746,277)
Net decrease in net assets resulting from share transactions	(12,873,073)	(5,021,890)
TOTAL DECREASE	(13,556,988)	(5,441,628)

Net assets:

Beginning of year	28,270,579	33,712,207
End of year	$14,713,591	$28,270,579
Distributions in excess of net investment income	$(198,579)	$(359,829)

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized loss	Total from investment operations	From net investment income	From return of capital	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2017 - Institutional	$9.15	$0.16	$(0.34)	$(0.18)	$(0.04)	$(0.06)	$(0.10)	$8.87	(2.04)%	$4,785	0.85%		1.72%		1.77%		179%
2017 - Service	9.14	0.13	(0.32)	(0.19)	(0.02)	(0.06)	(0.08)	8.87	(2.13)	10	1.14		2.03		1.45		179
2017 - Advisor	9.12	0.12	(0.33)	(0.21)	(0.01)	(0.06)	(0.07)	8.84	(2.32)	9,919	1.26		2.15		1.33		179
2016 - Institutional	9.25	0.14	(0.02)	0.12	(0.22)	—	(0.22)	9.15	1.21	18,892	0.85		1.88		1.52		142
2016 - Service	9.25	0.11	(0.03)	0.08	(0.19)	—	(0.19)	9.14	0.93	10	1.13		2.20		1.22		142
2016 - Advisor	9.23	0.10	(0.02)	0.08	(0.19)	—	(0.19)	9.12	0.74	9,368	1.25		2.38		1.07		142
2015 - Institutional	9.70	0.16	(0.34)	(0.18)	(0.27)	—	(0.27)	9.25	(1.81)	28,036	0.86		1.82		1.71		176
2015 - Service	9.70	0.14	(0.35)	(0.21)	(0.24)	—	(0.24)	9.25	(2.16)	10	1.14		2.09		1.44		176
2015 - Advisor	9.69	0.13	(0.36)	(0.23)	(0.23)	—	(0.23)	9.23	(2.25)	5,666	1.26		2.26		1.35		176

FOR THE PERIOD ENDED DECEMBER 31,
2014 - Institutional (Commenced April 14, 2014)	10.00	0.09	(0.14)	(0.05)	(0.25)	—	(0.25)	9.70	(0.51)	18,180	0.86	(d)	2.77	(d)	1.23	(d)	157
2014 - Service (Commenced April 14, 2014)	10.00	0.07	(0.14)	(0.07)	(0.23)	—	(0.23)	9.70	(0.70)	10	1.13	(d)	3.05	(d)	0.96	(d)	157
2014 - Advisor (Commenced April 14, 2014)	10.00	0.09	(0.17)	(0.08)	(0.23)	—	(0.23)	9.69	(0.79)	1,173	1.26	(d)	2.64	(d)	1.30	(d)	157

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Notes to Financial Statements

December 31, 2017

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Strategic Income Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering three classes of shares — Institutional, Service and Advisor Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (formerly, Goldman, Sachs & Co.) (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid quarterly and capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in United States (“U.S.”) dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Notes to Financial Statements (continued)

December 31, 2017

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Unlisted equities are generally classified as Level 2 (fair valued and single source broker securities may be treated differently).

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G8 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i. Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). The Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, assignments result in the Fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

ii. Inverse Floaters — The interest rate on inverse floating rate securities (“inverse floaters”) resets in the opposite direction from the market rate of interest to which the inverse floaters are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

iii. Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

iv. Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

v. When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to the Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement, which may result in a realized gain or loss.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which the Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received, if, any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Notes to Financial Statements (continued)

December 31, 2017

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

iii. Options — When the Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written.

Upon the purchase of a call option or a put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv. Swap Contracts — Bilateral swap contracts are agreements in which the Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between the Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, the Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. The Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If the Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, the Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. The Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, the Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if the Fund sells protection through a credit default swap, the Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, the Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. The Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, the Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that the Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

from a settlement of a credit default swap for the same reference security or obligation where the Fund bought credit protection.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

GSAM did not develop the unobservable inputs for the valuation of Level 3 Assets and Liabilities.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of December 31, 2017:

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
North America	$—	$48,394	$—
Fixed Income
Corporate Bonds	—	1,152,973	—
Mortgage-Backed Security	—	128,248	—
Collateralized Mortgage Obligations	—	1,949,750	—
U.S. Treasury Obligations and/or Other U.S. Government Agency Securities	2,063,357	—	—
Asset-Backed Securities	—	5,399,304	—
Foreign Government Securities	—	1,300,553	—
Municipal Bonds	—	173,959	—
Loan Participations	—	127,508	17,435
Investment Company	562,373	—	—
Short-Term Investment	397,712	—	—
Total	$3,023,442	$10,280,689	$17,435

Derivative Type
Assets
Forward Foreign Currency Exchange Contracts(b)	$—	$368,568	$—
Futures Contracts(b)	50,020	—	—
Purchased Option Contracts	3,075	—	—
Credit Default Swaps Contracts(b)	—	426	—
Inflation-linked Swap Contracts(b)	—	578	—
Interest Rate Swaps Contracts(b)	—	84,684	—
Total	$53,095	$454,256	$—

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Notes to Financial Statements (continued)

December 31, 2017

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Derivative Type	Level 1	Level 2	Level 3
Liabilities(b)
Forward Foreign Currency Exchange Contracts	$—	$(318,169)	$—
Credit Default Swaps Contracts	—	(179,520)	—
Inflation-linked Swap Contracts	—	(9,470)	—
Interest Rate Swaps Contracts	—	(96,469)	—
Total	$—	$(603,628)	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in the table.
(b)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedule of Investments.

4.    INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of December 31, 2017. These instruments were used as part of the Fund’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Credit	Variation margin on swaps	$426	(a)	Payable for unrealized loss on swap contracts and variation margin on swaps	$(179,520	)(a)(b)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	368,568		Payable for unrealized loss on forward foreign currency exchange contracts	(318,169)
Interest Rate	Receivable for unrealized gain on purchased option contracts at value, and variation margin on futures and swaps	138,357	(a)	Variation margin on swaps	(105,939	)(a)
Total		$507,351			$(603,628)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swap contracts described in the Additional Investment Information section of the Schedule of Investments. Only the variation margin as of December 31,2017 is reported within the Statement of Assets and Liabilities.
(b)	Aggregate of amounts represents the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Fund’s performance, its failure to pay on its obligations or failure to pledge collateral. The amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Fund is entitled to a full return.

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2017. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

4.    INVESTMENTS IN DERIVATIVES (continued)

accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$(317,866)	$(123,106)	29
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	75,943	(274,962)	780
Interest Rate	Net realized gain (loss) from purchased options, futures contracts and swap contracts/Net change in unrealized gain (loss) on purchased options, futures contracts and swaps contracts	(300,642)	81,199	280
Total		$(542,565)	$(316,869)	1,089

(a)	Average number of contracts is based on the average of month end balances for the fiscal yaer ended December 31, 2017.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. Additionally, the Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Notes to Financial Statements (continued)

December 31, 2017

4.    INVESTMENTS IN DERIVATIVES (continued)

The following table sets forth the Fund’s net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of December 31, 2017.

	Derivative Assets (1)		Derivative Liabilities (1)
Counterparty	Forwards	Swaps	Forwards	Swaps	Net Derivative Assets (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Bank of America, N.A.	$—	$7,829	$—	$(6,561)	$1,268	$—	$1,268
Barclays Bank PLC	—	—	—	(3,317)	(3,317)	—	(3,317)
Deutsche Bank AG	—	—	—	(5,130)	(5,130)	—	(5,130)
JPMorgan Chase Bank NA	—	—	—	(36,986)	(36,986)	—	(36,986)
Morgan Stanley Co., Inc.	368,568	—	(318,169)	—	50,399	318,169	368,568
UBS AG	—	—	—	(5,752)	(5,752)	—	(5,752)
Total	$368,568	$7,829	$(318,169)	$(57,746)	$482	$318,169	$318,651

(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement.

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2017, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^
0.60%	0.54%	0.51%	0.50%	0.49%	0.60%	0.58%

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Fund invests. For the fiscal year ended December 31, 2017, GSAM waived $3,918 of the Fund’s management fee.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Service Shares of the Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

The Trust, on behalf of Advisor Shares of the Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.15% of the Fund’s average daily net assets attributable to Advisor Shares.

34

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Service Plans — The Trust, on behalf of Advisor Shares of the Fund, has adopted a Service Plan to allow Advisor Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance and administration services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to 0.25% of the average daily net assets attributable to Advisor Shares of the Fund.

D.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional, Service and Advisor Shares.

E.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.254%. The Other Expense limitation will remain in place through at least April 28, 2018, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. For the fiscal year ended December 31, 2017, GSAM reimbursed $207,739 to the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above. For the fiscal year ended December 31, 2017, custody fee credits were $721.

F.  Line of Credit Facility — As of December 31, 2017, the Fund participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2017, the Fund did not have any borrowings under the facility.

G.  Other Transactions with Affiliates — The following table provides information about the Fund’s investment in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended December 31, 2017:

Beginning Value as of December 31, 2016	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2017	Shares as of December 31, 2017	Dividend Income from Affilaited Investment Company
$143,083	$48,054,298	$(47,635,008)	$562,373	562,373	$15,840

As of December 31, 2017, The Goldman Sachs Group, Inc. was the beneficial owner of approximately 44% of Institutional Class Shares and 100% of the Service Class Shares of the Fund.

35

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Notes to Financial Statements (continued)

December 31, 2017

6.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2017, were as follows:

Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
$25,560,917	$9,213,630	$30,826,474	$9,343,291

7.    TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2016 and December 31, 2017 was as follows:

	2016	2017
Distributions paid from ordinary income	$686,533	$54,216
Return of capital distribution	—	171,226
Total	$—	$225,442

As of December 31, 2017, the components of accumulated earnings (losses) on a tax-basis were as follows:

Undistributed ordinary income — net	$—
Capital loss carryforwards:
Perpetual short-term	(1,781,348)
Perpetual long-term	(411,316)
Total capital loss carryforwards	$(2,192,664)
Timing differences (Straddle Deferral, Post October Loss Deferrals and CY Swap Accrual)	(49,412)
Unrealized losses — net	(639,713)
Total accumulated losses — net	$(2,881,789)

As of December 31, 2017, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$13,866,580
Gross unrealized gain	823,178
Gross unrealized loss	(1,462,891)
Net unrealized loss	$(639,713)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures contracts, net marked to market gains (losses) on foreign currency contracts and option contracts, and differences in the tax treatment of swap transactions.

In order to present certain components of the Fund’s capital accounts on a tax-basis, the Fund has reclassified $186,835 of undistributed net investment loss into accumulated investment gain (loss) and $(18,025) to paid-in capital. These reclassifications

36

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

7.    TAX INFORMATION (continued)

have no impact on the NAV of the Fund and result primarily from net operating losses, differences in the tax treatment of swap transactions, foreign currency transactions, and paydown gains and losses.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Derivatives Risk — The Fund’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If the Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

37

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Notes to Financial Statements (continued)

December 31, 2017

8.    OTHER RISKS (continued)

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Leverage Risk — Leverage creates exposure to potential gains and losses in excess of the initial amount invested. Borrowing and the use of derivatives may result in leverage and may make the Fund more volatile. When the Fund uses leverage, the sum of the Fund’s investment exposure may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time. Relatively small market movements may result in large changes in the value of a leveraged investment. The Fund will identify liquid assets on its books or otherwise cover transactions that may give rise to such risk, to the extent required by applicable law. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. The use of leverage by the Fund can substantially increase the adverse impact to which the Fund’s investment portfolio may be subject.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Loan-Related Investments Risk — In addition to risks generally associated with debt investments, loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and may be relatively illiquid and difficult to value. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, the Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well. Investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations.

Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.

38

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

8.    OTHER RISKS (continued)

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

9.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10.    OTHER MATTERS

At a Board Meeting held on December 13th, the Board of Trustees approved liquidation of the Goldman Sachs VIT Strategic Income Fund. The fund will liquidate on or about April 27, 2018. For additional information please refer to the prospectus supplement filed on December 22, 2017.

11.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

12.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended December 31, 2017		For the Fiscal Year Ended December 31, 2016
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	588,473	$5,232,018	70,360	$639,958
Reinvestment of distributions	16,231	147,281	56,312	512,567
Shares redeemed	(2,131,099)	(19,118,775)	(1,090,570)	(9,938,886)
	(1,526,395)	(13,739,476)	(963,898)	(8,786,361)
Service Shares
Reinvestment of distributions	6	56	23	206
	6	56	23	206
Advisor Shares
Shares sold	418,282	3,787,542	592,401	5,397,896
Reinvestment of distributions	8,618	78,078	19,125	173,760
Shares redeemed	(332,217)	(2,999,273)	(198,105)	(1,807,391)
	94,683	866,347	413,421	3,764,265
NET DECREASE	(1,431,706)	$(12,873,073)	(550,454)	$(5,021,890)

39

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

Goldman Sachs Variable Insurance Trust and Shareholders of the Goldman Sachs Strategic Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Goldman Sachs Strategic Income Fund (the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2018

We have served as the auditor of one or more investment companies in the Goldman Sachs Fund complex since 2000.

40

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Fund Expenses — Six Month Period Ended December 31, 2017 (Unaudited)

As a shareholder of Institutional, Service or Advisor Shares of the Fund, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees (with respect to Service and Advisor Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional, Service and Advisor Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 through December 31, 2017, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 07/01/17	Ending Account Value 12/31/17		Expenses Paid for the 6 Months Ended 12/31/17*
Institutional
Actual	$1,000	$977.00		$4.29
Hypothetical 5% return	1,000	1,020.87	+	4.38
Service
Actual	1,000	976.30		5.68
Hypothetical 5% return	1,000	1,019.46	+	5.80
Advisor
Actual	1,000	974.80		6.27
Hypothetical 5% return	1,000	1,018.85	+	6.41

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2017. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.86%, 1.14% and 1.26% for the Institutional, Service and Advisor Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

41

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Jessica Palmer Age: 68	Chair of the Board of Trustees	2018 (Trustee since 2007)	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None
Kathryn A. Cassidy Age: 63	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None
Diana M. Daniels Age: 68	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None
Herbert J. Markley Age: 67	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None
Roy W. Templin Age: 57	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				105	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)
Gregory G. Weaver Age: 66	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	Verizon Communications Inc.

42

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 55	President and Trustee	Since 2007

Managing Director, Goldman Sachs (January 2000-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

				146	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2017.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2017, Goldman Sachs Trust consisted of 91 portfolios (90 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 14 portfolios; Goldman Sachs Trust II consisted of 17 portfolios (16 of which offered shares to the public); Goldman Sachs BDC, Inc., Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Private Markets Fund 2018 LLC, Goldman Sachs Private Markets Fund 2018 (A) LLC and Goldman Sachs Private Markets Fund 2018 (B) LLC each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 19 portfolios (12 of which offered shares to the public). Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs Private Markets Fund 2018 LLC, Goldman Sachs Private Markets Fund 2018 (A) LLC and Goldman Sachs Private Markets Fund 2018 (B) LLC do not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 55	Trustee and President	Since 2007

Managing Director, Goldman Sachs (January 2000-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 40	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 46	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 49	Assistant Treasurer and Principal Accounting Officer	Since 2016 (Principal Accounting Officer since 2017)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC

(May 2010-October 2015).

Assistant Treasurer and Principal Accounting Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of December 31, 2017.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

44

TRUSTEES	OFFICERS
Jessica Palmer, Chair Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Roy W. Templin Gregory G. Weaver

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and Principal Financial Officer Joseph F. DiMaria, Assistant Treasurer and Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

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The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-621-2550.

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of transaction or matter addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

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Fund holdings and allocations shown are as of December 31, 2017 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

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THIS MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY AND IS PROVIDED SOLELY ON THE BASIS THAT IT WILL NOT CONSTITUTE INVESTMENT OR OTHER ADVICE OR A RECOMMENDATION RELATING TO ANY PERSON’S OR PLAN’S INVESTMENT OR OTHER DECISIONS, AND GOLDMAN SACHS IS NOT A FIDUCIARY OR ADVISOR WITH RESPECT TO ANY PERSON OR PLAN BY REASON OF PROVIDING THE MATERIAL OR CONTENT HEREIN INCLUDING UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 OR DEPARTMENT OF LABOR REGULATIONS. PLAN SPONSORS AND OTHER FIDUCIARIES SHOULD CONSIDER THEIR OWN CIRCUMSTANCES IN ASSESSING ANY POTENTIAL COURSE OF ACTION.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust – Goldman Sachs Strategic Income Fund.

© 2018 Goldman Sachs. All rights reserved.

VITSTIAR-18/119290-OTU-698884-400

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Strategic International Equity Fund

Annual Report

December 31, 2017

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs International Equity Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Strategic International Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2017 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of 26.60% and 26.21%, respectively. These returns compare to the 25.03% average annual total return of the Fund’s benchmark, the MSCI Europe, Australasia, Far East (EAFE) Index (net, USD, unhedged) (the “MSCI EAFE Index”), during the same time period.

What economic and market factors most influenced the international equity markets as a whole during the Reporting Period?

International equities, as measured by the MSCI EAFE Index, posted a return of 25.03% in U.S. dollar terms for the Reporting Period as a whole.

International equities rallied at the start of 2017 on prospects of deregulation, tax reform and infrastructure spending in the U.S. as well as on stronger economic data. In March 2017, the U.S. Federal Reserve (the “Fed”) raised U.S. interest rates for the third time since the 2008 global financial crisis. However, a seemingly cautious stance on the future path of monetary tightening from Fed Chair Janet Yellen and the presence of a dissenter on the Fed committee led to a dovish market reaction and Japanese yen appreciation, despite the Bank of Japan maintaining its policy rate. (Dovish language tends to suggest lower interest rates; opposite of hawkish.) Meanwhile, the European Central Bank (“ECB”) kept its monetary policy unchanged at its March 2017 meeting but revised its economic growth and inflation forecasts upwards. Equity markets interpreted the positive economic assessment as hawkish, sparking concerns around the sequencing of the ECB’s policy steps — namely, whether interest rates might rise before quantitative easing ends.

International equities were buoyed during the second calendar quarter by receding political risk, as the centrist candidate defeated the nationalist candidate in the French presidential elections and successfully secured a parliamentary majority. Political risk also declined in Italy, as the anti-establishment party saw a setback in local elections, and consensus expectations for parliamentary elections in 2017 declined. Still, market optimism for pro-growth fiscal policy was dampened by political developments in the U.S. Reports of strong first quarter 2017 earnings results, with double-digit growth across all major developed market regions, were supportive for international equity markets. In the U.S., the labor market remained strong, but economic activity and inflation data appeared to be moderating. Nonetheless, the Fed proceeded to raise the target range for the federal funds rate by 25 basis points in June 2017. (A basis point is 1/100th of a percentage point.) Also in June 2017, European markets reacted hawkishly to ECB President Mario Draghi’s sanguine outlook for recovering inflation and cautious reference to tapering. Japanese equities saw a temporary pullback in the same month, as market sentiment deteriorated and as the Japanese yen strengthened immediately after the Fed interest rate hike, but quickly rebounded.

U.S. economic activity and labor market data showed rather consistent strength through the third calendar quarter. The Consumer Price Index, a measure of inflation, rose 0.4% in August 2017, reversing five consecutive months of downside inflation surprises and raising odds of further monetary tightening before calendar year-end. Markets also reacted hawkishly to the Fed’s minutes. Details regarding the U.S. Administration’s tax reform plan extended bullish, or optimistic, market moves and further boosted the U.S. dollar. Meanwhile, the ECB kept its monetary policy unchanged at its September 2017 meeting and revised downward its forecast for headline inflation for the second time this calendar year. ECB President Draghi maintained a dovish stance and deferred discussion around tapered asset purchases to its October 2017 meeting. Risk sentiment amid North Korean missile launches and escalating geopolitical tensions between the U.S. and North Korea drove the Japanese yen higher and its equities lower. Japanese equities subsequently rallied in September 2017 on rising U.S. bond yields, a weakening yen and reports that Prime Minister Abe had dissolved the Japanese Lower House and called a general election to be held in October 2017.

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GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

While there appeared to be increasing market expectation for hawkish leadership at the Fed when Ms. Yellen’s term ends in early February 2018, encouraging tax reform progress and ongoing strength in both U.S. and global economic activity data were supportive for international equity performance in October 2017. As expected, the ECB kept its interest rates unchanged but announced its plan to reduce its monthly asset purchases for nine months from January 2018. Elsewhere in Europe, headlines around Catalonia’s disputed independence referendum negatively affected risk sentiment. Japan’s Prime Minister Abe’s ruling coalition won a significant majority in the Japanese election, which reassured markets and signaled a continuation of current macro policies. Japanese equities rallied on election anticipation and following Abe’s landslide victory and were further buoyed by strong corporate earnings results and rather stable overseas markets.

In December, the Fed delivered the third interest rate hike of 2017 as had been widely expected and maintained its projections for three additional interest rate hikes in 2018. Internationally, equity market returns were relatively muted during December 2017, particularly amongst larger companies. The U.K., however, performed better than many other developed markets. Although the U.K. Prime Minister suffered a defeat in the House of Commons over the European Union Withdrawal Bill in December, the U.K. was judged by the European Union to have made sufficient progress on key issues to allow the next phase of Brexit negotiations — including discussions on trade — to begin. Elsewhere, the ECB upgraded its growth forecasts for the Eurozone’s economy, though optimism was tempered by lackluster inflation. The German and French equity markets declined for the month. The Bank of Japan’s quarterly Tankan survey of business sentiment showed that confidence improved, boosted by strengthening export activity, and the Japanese equity market eked out a modest gain for December 2017.

For the Reporting Period overall, information technology, materials and industrials were the best performing sectors in the MSCI EAFE Index on the basis of total return. The weakest performing sectors in the MSCI EAFE Index during the Reporting Period were telecommunication services, health care and utilities, though each still generated a double-digit gain.

From a country perspective, Austria was the best performing equity market in the MSCI EAFE Index by a wide margin during the Reporting Period, followed by Hong Kong, Singapore, Denmark and the Netherlands. Though all generated positive absolute gains, Israel was the weakest individual country constituent in the MSCI EAFE Index during the Reporting Period, followed at some distance by New Zealand, Ireland, Belgium and Australia.

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund’s outperformance of the MSCI EAFE Index during the Reporting Period can be primarily attributed to individual stock selection.

What were some of the Fund’s best-performing individual stocks?

Among the greatest contributors to Fund performance relative to the MSCI EAFE Index during the Reporting Period were Swiss manufacturer AMS, Italian manufacturer Moncler and Japanese manufacturer Nidec.

AMS is a leading developer and manufacturer of high performance semiconductors, chips, sensors, power management and wireless solutions. During the Reporting Period, AMS saw strong revenue growth as it supplied Apple and Samsung with parts necessary for their phones. Further, in January 2017, AMS announced the completion of the transaction to acquire Heptagon, a high-end optical packaging and micro-optics leader. AMS’ management confirmed that it expected the full earn-out from the Heptagon transaction to be realized in 2017 as well as substantial contribution to profitability from the deal. Its stock performed well, and we opted to take advantage of the share price gain by selling the position at the end of February 2017 to lock in profits.

Shares of Moncler, an apparel manufacturer, outperformed the MSCI EAFE Index after reporting optimistic results with a strong bottom line fueled by better than company-expected sales in Europe, Asia and the U.S. Its first-half 2017 results reported sales, revenues and comparisons ahead of consensus expectations. Further, its 2017 outlook for its wholesale business improved with plans for new openings and positive feedback for its spring/summer collection. We trimmed the Fund’s position in Moncler during the Reporting Period but continued to like the company, as we believe it enjoys a superior growth outlook and better execution than most of its peers.

Nidec is a manufacturer of small precision motors and related products for the automotive, electronics and other industrial markets. It is the world’s largest manufacturer of small motors for hard disc drives (“HDD”) and optical drives. Its founder’s vision also steered the company to diversify into higher growth areas, such as automotive electrification and the Internet of Things. (The Internet of Things is the interconnection of uniquely identifiable embedded computing devices within the existing Internet infrastructure.) This diversification reinforced our view that an evolution away from HDD technologies should enable Nidec to maintain its strong earnings growth profile. Indeed, its stock performed particularly well in the third quarter of 2017 on the back of heightened expectation of its Advanced Driver Assistance Systems (“ADAS”) and Electric Vehicle (“EV”) related motors as well

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GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

as its faster than consensus expected progress of post-merger integration in its acquisition of Emerson Motor Drive. Furthermore, the company has been aggressively automating its production lines, and, as a result, its gross margin showed improvement. In October 2017, its management announced upward revisions to its full fiscal year 2017 guidance and dividend projections along with a record first-half fiscal year 2017 net sales and operating profit. At the end of the Reporting Period, we continued to like Nidec but trimmed the Fund’s position to take profits given the stock’s strong performance during the Reporting Period.

Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

Among the biggest detractors from Fund performance relative to the MSCI EAFE Index during the Reporting Period were Japanese diversified real estate landlord and developer Mitsubishi Estate, U.S.-based biopharmaceutical company Shire and Japanese tobacco company Japan Tobacco.

Mitsubishi Estate focuses on prime Tokyo office space. After posting strong performance in the fourth quarter of 2016, the company saw its share price weaken in early 2017 as foreign exchange movements affected market expectations for Japan’s economic strength and inflation. However, Tokyo office market fundamentals remained strong, with vacancies at historically low levels. Its stock suffered again in August 2017 as the company posted quarterly results that were weaker than market expectations. At the end of the Reporting Period, the company expected its profits to rebound with deliveries and two major central condo projects. We continued to like the stock as it was trading, at the end of the Reporting Period, at what we believed was a discount, and because we saw earnings improvement and more capital gains in the latter quarters of the Reporting Period. Still, we trimmed the Fund’s position in Mitsubishi Estate during the Reporting Period.

Shire focuses on developing and marketing innovative medicines for patients with rare diseases. Early in the Reporting Period, the company’s share price reacted negatively to wider circulation of a previously disclosed settlement being finalized by the Department of Justice. Uncertainty surrounding drug pricing, alleged patent infringement issues with rival companies and earlier than consensus expected competition on its generic drugs additionally weighed on the stock. On a positive note, the company reported solid financial results during the Reporting Period, with sales and earnings ahead of market estimates. Our investment thesis for Shire remained unchanged during the Reporting Period, and we continued to believe at the end of the Reporting Period that drug pricing and tax reforms may not meaningfully affect Shire. We were also positive on the company’s acquisition of Baxalta, which could be supportive over the long term, as Baxalta, in our view, should improve Shire’s organic sales growth potential. Overall, we believe Shire remains a solid business with a strong pipeline and an experienced management team focused on addressing key issues. We trimmed the Fund’s position in Shire during the Reporting Period.

As electronic cigarettes have gained market share, Japan Tobacco’s underlying cigarette business was affected through declining sales. Japan Tobacco’s own progress with New Generation Products (“NGPs”), such as vaping, has been slow, reducing our confidence in the company’s future earnings profile. While we expect the Japanese tobacco market to be attractive going forward, near-term headwinds led us to revise our investment thesis, and we exited the Fund’s position in favor of companies we believed to have more attractive risk/reward profiles.

Which equity market sectors most significantly affected Fund performance?

Effective stock selection in the consumer staples, industrials and health care sectors contributed most positively to the Fund’s performance relative to the MSCI EAFE Index during the Reporting Period. Partially offsetting these positive contributors was weaker stock selection in the real estate, consumer discretionary and telecommunication services sectors, which detracted from the Fund’s performance relative to the MSCI EAFE Index during the Reporting Period. Having an allocation to cash during a Reporting Period when the MSCI EAFE Index rallied also dampened the Fund’s relative results.

Which countries or regions most affected the Fund’s performance during the Reporting Period?

Typically, the Fund’s individual stock holdings will significantly influence the Fund’s performance within a particular country or region relative to the MSCI EAFE Index. This effect may be even more pronounced in countries that represent only a modest proportion of the MSCI EAFE Index.

That said, strong stock selection and effective allocation positioning in Italy, Switzerland and Denmark contributed most positively to the Fund’s returns relative to the MSCI EAFE Index. The countries that detracted most from the Fund’s relative performance during the Reporting Period were France, Hong Kong and Belgium, where stock selection overall hurt. Having an underweighted allocation to the strongly performing Hong Kong market also detracted.

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GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, we did not use derivatives to hedge positions or as part of an active management strategy.

Did the Fund make any significant purchases or sales during the Reporting Period?

We initiated a Fund position in Davide Campari-Milano, a producer and distributor of alcoholic and non-alcoholic beverages headquartered in Italy. In our view, the company has a strong product offering with Aperol and its recent acquisition of Grand Marnier, two types of liquor. Davide Campari-Milano is comprised of a small but experienced management team focused on generating cash. The team has also completed several accretive acquisitions of “dusty”, or old-time, brands in which it sees long-term value. Moreover, we are encouraged by the company’s increased global presence versus that of the Italian market where it already dominates.

We established a Fund position in Compass Group, a leading provider of food and support services in the workplace, including corporations, schools, colleges, hospitals and at leisure and in remote environments. In our view, the company is an industry leader and is gaining market share in most regions in which it operates at a sustainable rate, with competitive advantages from increasing scale. Further, we believe the company has a flexible cost structure with industry-leading margins and high cash conversion. We are additionally confident in its management’s ability to effectively focus on organic growth, costs and returns.

Conversely, in addition to those sales already mentioned, we exited the Fund’s position in Banco Popular Espanol. Banco Popular Espanol’s shares performed poorly during the Reporting Period, partially attributable to increased regulatory pressure, which is creating a challenging environment for European banks. Moreover, in our view, the bank has a poor balance sheet given its inability to deal with existing non-performing loans and its weak capital position. Following its Chief Executive Officer’s resignation at the beginning of April 2017, we were less confident with the strategy of the company moving forward and thus decided to exit the position.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

In constructing the Fund’s portfolio, we focus on picking stocks rather than on making regional, country, sector or industry bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector or country weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, the Fund’s allocation relative to the MSCI EAFE Index in industrials increased, and its allocations relative to the MSCI EAFE Index in materials and information technology decreased during the Reporting Period. From a country perspective, the Fund’s allocations relative to the MSCI EAFE Index in the U.K., Italy and France increased, and its allocations relative to the MSCI EAFE Index in Spain, Sweden, Germany and Japan decreased. The Fund’s allocation to cash increased during the Reporting Period.

How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

At the end of December 2017, the Fund had greater weightings than the MSCI EAFE Index in the consumer staples, health care, utilities and industrials sectors. The Fund had underweighted allocations to the financials, materials, information technology and consumer discretionary sectors and was rather neutrally weighted to the MSCI EAFE Index in the telecommunication services, real estate and energy sectors at the end of the Reporting Period.

From a country perspective, the Fund had greater positions in the U.K., Italy, Ireland, Denmark, Belgium, France and Portugal relative to the MSCI EAFE Index at the end of December 2017. The Fund had less exposure to Japan, Australia, Hong Kong, Germany and the Netherlands than the MSCI EAFE Index and was rather neutrally weighted to the MSCI EAFE Index in the remaining constituents of the MSCI EAFE Index at the end of the Reporting Period.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, but closely monitored, effect.

What is the Fund’s tactical view and strategy for the months ahead?

At the end of the Reporting Period, we maintained a positive outlook for international equities based on economic and earnings growth prospects. For the first year since 2010, consensus global economic growth and earnings per share growth forecasts were positive in all major global regions at the end of the Reporting Period. We believed the best opportunities in equities existed “beyond borders” outside the U.S., where we saw valuations as especially high.

Amongst international equities, we were especially positive on Japan at the end of the Reporting Period. We saw corporate fundamentals in Japan as having improved significantly over the last 20 years, as evidenced by high cash levels, low debt levels,

4

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

improving profit margins and a rising return on equity. Corporate governance reforms have also resulted, in our view, in more shareholder friendly actions. The Abe administration introduced a corporate governance code as a set of rules that corporations are expected to follow or provide an explanation on failure to do so, resulting, it appears to us, in more independent directors on company boards. Despite the improving fundamentals, we believe Japanese equity valuations remained attractive relative to other developed market equities, especially to U.S. equities.

As always, we maintain our focus on seeking companies that we believe will generate long-term growth in today’s ever-changing market conditions.

NOTE: At a meeting held on December 13, 2017, the Board of Trustees (the “Board”) of the Goldman Sachs Variable Insurance Trust approved certain changes to the Fund’s name and principal investment strategy. The Fund’s investment adviser, Goldman Sachs Asset Management, L.P., also proposed changes to the Fund’s portfolio managers in light of these changes. These changes will take effect on April 23, 2018. The Fund’s name will change to the Goldman Sachs International Equity Insights Fund. The Fund will invest, under normal circumstance, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in a broadly diversified portfolio of equity investments in non-U.S. issuers. The Fund intends to have investments economically tied to at least three countries, not including the United States, and may invest in the securities of issuers in emerging market countries. The Fund will seek broad representation of large-cap and mid-cap issuers across major countries and sectors of the international economy with some exposure to small-cap issuers. The Fund’s portfolio managers effective April 23, 2018 will be Len Ioffe, Osman Ali and Takashi Suwabe. Additionally, the Fund’s contractual management fee rate will be lowered from 0.85% to 0.81% of the Fund’s average daily net assets.

5

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Index Definitions

The MSCI EAFE Index is a market capitalization-weighted composite of securities in 21 developed markets. The MSCI EAFE Index approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction for withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The MSCI EAFE Index is unmanaged and the figures for the Index do not include any deduction for fees or expenses. It is not possible to invest directly in an index.

6

FUND BASICS

Strategic International Equity Fund

as of December 31, 2017

STANDARDIZED TOTAL RETURNS1

For the period ended 12/31/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional	26.60%	7.40%	1.23%	4.19%	1/12/98
Service	26.21	7.12	0.98	2.70	1/09/06

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional Shares and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns.

Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.88%	1.07%
Service	1.13	1.32

[2]	The expense ratios of the Fund, both current (net of any fee waivers and/or expense limitations) and before waivers (gross of any fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s fee waivers and/or expense limitations will remain in place through at least April 28, 2018, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 12/31/173

Holding	% of Net Assets	Line of Business	Country
Royal Dutch Shell plc Class A	5.9%	Energy	Netherlands
Novartis AG (Registered)	2.9	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
Kerry Group plc Class A	2.7	Food, Beverage & Tobacco	Ireland
Bayer AG (Registered)	2.5	Pharmaceuticals, Biotechnology & Life Sciences	Germany
UBS Group AG (Registered)	2.5	Diversified Financials	Switzerland
Anheuser-Busch InBev SA	2.5	Food, Beverage & Tobacco	Belgium
Kao Corp.	2.3	Household & Personal Products	Japan
Novo Nordisk A/S Class B	2.2	Pharmaceuticals, Biotechnology & Life Sciences	Denmark
Enel SpA	2.2	Utilities	Italy
Credit Suisse Group AG (Registered)	2.1	Diversified Financials	Switzerland

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

7

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS4

As of December 31, 2017

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

8

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Performance Summary

December 31, 2017

The following graph shows the value, as of December 31, 2017, of a $10,000 investment made on January 1, 2008 in Service Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI EAFE Index (Net, USD, Unhedged), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown, and in their absence performance would be reduced. Performance of Institutional Shares will vary from Service Shares due to differences in class specific fees. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Strategic International Equity Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2008 through December 31, 2017.

Average Annual Total Return through December 31, 2017	One Year	Five Years	Ten Years	Since Inception
Institutional (Commenced January 12, 1998)	26.60%	7.40%	1.23%	4.19%
Service (Commenced January 9, 2006)	26.21%	7.12%	0.98%	2.70%

9

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Schedule of Investments

December 31, 2017

Shares	Description	Value
Common Stocks – 97.7%
Australia – 2.3%
113,320	Australia & New Zealand Banking Group Ltd. (Banks)	$2,528,061
63,976	BHP Billiton plc (Materials)	1,293,617

		3,821,678

Belgium – 2.4%
36,347	Anheuser-Busch InBev SA (Food, Beverage & Tobacco)	4,057,831

China – 0.9%
476,000	China Mengniu Dairy Co. Ltd. (Food, Beverage & Tobacco)*	1,413,975

Denmark – 3.2%
67,670	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	3,636,281
29,458	Novozymes A/S Class B (Materials)	1,681,679

		5,317,960

Finland – 1.0%
359,117	Nokia OYJ (Technology Hardware & Equipment)	1,677,917

France – 11.9%
22,413	Air Liquide SA (Materials)	2,817,635
31,219	BNP Paribas SA (Banks)	2,322,339
7,455	Iliad SA (Telecommunication Services)	1,786,340
73,767	Klepierre SA (REIT)	3,242,382
39,894	Publicis Groupe SA (Media)	2,704,305
53,258	Rexel SA (Capital Goods)	964,341
26,360	Safran SA (Capital Goods)	2,718,919
30,021	Vinci SA (Capital Goods)	3,064,894

		19,621,155

Germany – 7.5%
33,370	Bayer AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	4,146,664
22,798	Beiersdorf AG (Household & Personal Products)	2,672,682
44,854	GEA Group AG (Capital Goods)	2,146,003
11,845	HeidelbergCement AG (Materials)	1,277,192
19,311	SAP SE (Software & Services)	2,160,425

		12,402,966

Hong Kong – 1.0%
1,286,500	HKBN Ltd. (Telecommunication Services)	1,626,887

Ireland – 4.0%
253,326	Bank of Ireland Group plc (Banks)	2,163,416
40,244	Kerry Group plc Class A (Food, Beverage & Tobacco)	4,514,812

		6,678,228

Common Stocks – (continued)
Italy – 8.8%
323,916	Davide Campari-Milano SpA (Food, Beverage & Tobacco)	$2,502,777
367,989	Enav SpA (Transportation)(a)	1,991,386
587,601	Enel SpA (Utilities)	3,613,319
70,432	Moncler SpA (Consumer Durables & Apparel)	2,201,532
2,248,732	Telecom Italia SpA (Telecommunication Services)*	1,942,001
124,765	UniCredit SpA (Banks)*	2,327,397

		14,578,412

Japan – 16.4%
14,700	Dentsu, Inc. (Media)	621,590
16,700	East Japan Railway Co. (Transportation)	1,628,555
20,400	Hoshizaki Corp. (Capital Goods)	1,807,338
65,000	Hoya Corp. (Health Care Equipment & Services)	3,237,207
56,200	Kao Corp. (Household & Personal Products)	3,797,412
61,500	KDDI Corp. (Telecommunication Services)	1,527,631
128,300	Mitsubishi Estate Co. Ltd. (Real Estate)	2,227,678
24,100	Nidec Corp. (Capital Goods)	3,374,411
6,800	Nintendo Co. Ltd. (Software & Services)	2,448,657
125,000	ORIX Corp. (Diversified Financials)	2,107,610
61,800	Sumitomo Mitsui Financial Group, Inc. (Banks)	2,663,859
28,400	Suzuki Motor Corp. (Automobiles & Components)	1,643,896

		27,085,844

Netherlands – 8.2%
40,241	Aalberts Industries NV (Capital Goods)	2,044,473
95,477	ING Groep NV (Banks)	1,752,646
292,787	Royal Dutch Shell plc Class A (Energy)	9,774,165

		13,571,284

Singapore – 2.0%
176,785	DBS Group Holdings Ltd. (Banks)	3,269,865

Spain – 1.2%
229,836	EDP Renovaveis SA (Utilities)	1,921,281

Switzerland – 9.2%
195,640	Credit Suisse Group AG (Registered) (Diversified Financials)*	3,489,381
38,623	Ferguson plc (Capital Goods)	2,771,737

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Switzerland – (continued)
56,341	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	$4,741,236
224,925	UBS Group AG (Registered) (Diversified Financials)*	4,132,493

		15,134,847

United Kingdom – 16.4%
268,931	Aviva plc (Insurance)	1,834,195
49,524	British American Tobacco plc (Food, Beverage & Tobacco)	3,347,762
129,067	BTG plc (Pharmaceuticals, Biotechnology & Life Sciences)*	1,328,731
132,750	Compass Group plc (Consumer Services)	2,862,384
36,557	InterContinental Hotels Group plc (Consumer Services)	2,325,200
420,267	Melrose Industries plc (Capital Goods)	1,202,331
381,159	Merlin Entertainments plc (Consumer Services)(a)	1,867,308
168,735	Pennon Group plc (Utilities)	1,781,380
26,892	Reckitt Benckiser Group plc (Household & Personal Products)	2,508,848
463,458	Rentokil Initial plc (Commercial & Professional Services)	1,985,530
33,998	Rio Tinto plc (Materials)	1,783,453
235,865	UBM plc (Media)	2,374,642
261,472	Virgin Money Holdings UK plc (Banks)	1,001,561
294,483	Vodafone Group plc (Telecommunication Services)	930,859

		27,134,184

United States – 1.3%
41,433	Shire plc (Pharmaceuticals, Biotechnology & Life Sciences)	2,147,105

TOTAL COMMON STOCKS
(Cost $135,353,557)		$161,461,419

Shares	Distribution Rate	Value
Investment Company(b) – 0.6%
Goldman Sachs Financial Square Government Fund – Institutional Shares
952,535	1.228%	$952,535
(Cost $952,535)

TOTAL INVESTMENTS – 98.3%
(Cost $136,306,092)		$162,413,954

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.7%		2,876,036

NET ASSETS – 100.0%		$165,289,990

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $3,858,694, which represents approximately 2.3% of net assets as of December 31, 2017. The liquidity determination is unaudited.
(b)	Represents an Affiliated Issuer.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statement of Assets and Liabilities

December 31, 2017

Assets:
Investments in unaffiliated issuers, at value (cost $135,353,557)	$161,461,419
Investments in affiliated issuers, at value (cost $952,535)	952,535
Cash	2,540,234
Foreign currencies, at value (cost $66)	64
Receivables:
Foreign tax reclaims	422,527
Dividends	125,965
Reimbursement from investment adviser	21,935
Fund shares sold	10,235
Other assets	344
Total assets	165,535,258

Liabilities:
Payables:
Management fees	112,809
Distribution and Service fees and Transfer Agency fees	28,891
Fund shares redeemed	25,452
Accrued expenses	78,116
Total liabilities	245,268

Net Assets:
Paid-in capital	144,315,979
Distributions in excess of net investment income	(216,255)
Accumulated net realized loss	(4,918,852)
Net unrealized gain	26,109,118
NET ASSETS	$165,289,990
Net Assets:
Institutional	$41,512,460
Service	123,777,530
Total Net Assets	$165,289,990
Shares outstanding $0.001 par value (unlimited shares authorized):
Institutional	3,814,720
Service	11,346,103
Net asset value, offering and redemption price per share:
Institutional	$10.88
Service	10.91

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statement of Operations

For the Fiscal Year Ended December 31, 2017

Investment income:
Dividends — unaffiliated issuers (net of foreign taxes withheld of $320,962)	$3,992,090
Securities lending income — affiliated issuer	80,664
Dividends — affiliated issuers	3,275
Total investment income	4,076,029

Expenses:
Management fees	1,353,593
Distribution and Service fees — Service Shares	297,996
Professional fees	92,486
Custody, accounting and administrative services	75,066
Printing and mailing costs	47,657
Transfer Agency fees(a)	31,847
Trustee fees	17,915
Other	14,210
Total expenses	1,930,770
Less — expense reductions	(242,212)
Net expenses	1,688,558
NET INVESTMENT INCOME	2,387,471

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	(316,871)
Foreign currency transactions	59,587
Net change in unrealized gain on:
Investments — unaffiliated issuers	34,735,461
Foreign currency translation	45,495
Net realized and unrealized gain	34,523,672
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$36,911,143

(a) Institutional and Service Shares incurred Transfer Agency fees of $8,009 and $23,838, respectively.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended December 31, 2017	For the Fiscal Year Ended December 31, 2016

From operations:
Net investment income	$2,387,471	$2,594,460
Net realized loss	(257,284)	(4,074,588)
Net change in unrealized gain (loss)	34,780,956	(3,160,383)
Net increase (decrease) in net assets resulting from operations	36,911,143	(4,640,511)

Distributions to shareholders:
From net investment income
Institutional Shares	(739,059)	(781,242)
Service Shares	(1,909,638)	(1,944,283)
Total distributions to shareholders	(2,648,697)	(2,725,525)

From share transactions:
Proceeds from sales of shares	7,888,528	10,750,740
Reinvestment of distributions	2,648,697	2,725,525
Cost of shares redeemed	(21,932,620)	(22,234,915)
Net decrease in net assets resulting from share transactions	(11,395,395)	(8,758,650)
TOTAL INCREASE (DECREASE)	22,867,051	(16,124,686)

Net assets:

Beginning of year	142,422,939	158,547,625
End of year	$165,289,990	$142,422,939
Distributions in excess of net investment income	$(216,255)	$(18,227)

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets		Portfolio turnover rate(c)

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2017 - Institutional	$8.75	$0.17		$2.16	$2.33	$(0.20)	$10.88	26.60%	$41,512	0.87%	1.02%	1.69%		23%
2017 - Service	8.78	0.14		2.16	2.30	(0.17)	10.91	26.21	123,778	1.12	1.27	1.44		23
2016 - Institutional	9.19	0.17	(d)	(0.42)	(0.25)	(0.19)	8.75	(2.72)	37,061	0.89	1.06	1.94	(d)	39
2016 - Service	9.21	0.15	(d)	(0.42)	(0.27)	(0.16)	8.78	(2.86)	105,362	1.14	1.31	1.68	(d)	39
2015 - Institutional	9.26	0.14	(e)	(0.04)	0.10	(0.17)	9.19	1.05	41,737	0.89	1.06	1.42	(e)	58
2015 - Service	9.28	0.12	(e)	(0.05)	0.07	(0.14)	9.21	0.77	116,811	1.14	1.31	1.18	(e)	58
2014 - Institutional	10.43	0.39	(f)	(1.18)	(0.79)	(0.38)	9.26	(7.54)	46,871	0.99	1.04	3.75	(f)	74
2014 - Service	10.44	0.36	(f)	(1.17)	(0.81)	(0.35)	9.28	(7.70)	126,230	1.24	1.29	3.47	(f)	74
2013 - Institutional	8.56	0.16		1.89	2.05	(0.18)	10.43	24.20	59,187	0.98	1.05	1.67		95
2013 - Service	8.57	0.13		1.90	2.03	(0.16)	10.44	23.73	152,513	1.23	1.30	1.42		95

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the year.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from corporate actions which amounted to $0.03 per share and 0.36% of average net assets.
(e)	Reflects income recognized from a corporate action which amounted to $0.02 per share and 0.17% of average net assets.
(f)	Reflects income recognized from a corporate action which amounted to $0.22 per share and 2.10% of average net assets.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Notes to Financial Statements

December 31, 2017

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Strategic International Equity Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (formerly, Goldman, Sachs & Co.) (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust. Prior to November 1, 2017, the Fund’s investment adviser was Goldman Sachs Asset Management International (“GSAMI”), an affiliate of Goldman Sachs.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in United States (“U.S.”) dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Notes to Financial Statements (continued)

December 31, 2017

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Unlisted equities are generally classified as Level 2 (fair valued and single source broker securities may be treated differently). Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the Institutional Share class on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Fund invests in Underlying Funds that fluctuate in value, the Fund’s shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of December 31, 2017:

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$—	$33,396,571	$—
Australia and Oceania	—	3,821,678	—
Europe	—	122,096,065	—
North America	—	2,147,105	—
Investment Company	952,535	—	—
Total	$952,535	$161,461,419	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in the table. The Fund utilizes fair value model prices provided by an independent fair value service for certain international equity securities, resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedule of Investments.

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2017, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^
0.85%	0.77%	0.73%	0.72%	0.71%	0.85%	0.81	%*

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any.
*	GSAM agreed to waive a portion of its management fee in order to achieve a net management rate, as defined in the Fund’s most recent prospectus. This waiver will be effective through at least April 28, 2018 and prior to such date GSAM may not terminate the arrangement without approval of the Trustees. For the fiscal year ended December 31, 2017, GSAM waived $63,699 of its management fee.

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Notes to Financial Statements (continued)

December 31, 2017

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Fund invests, except those management fees it earns from the Fund’s investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the fiscal year ended December 31, 2017, GSAM waived $775 of the Fund’s management fee.

B.  Distribution and/or Service (12b-1) Plan — The Trust, on behalf of Service Shares of the Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor, is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.044%. The Other Expense limitation will remain in place through at least April 28, 2018, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. For the fiscal year ended December 31, 2017, GSAM reimbursed $176,325 to the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above. For the fiscal year ended December 31, 2017, custody fee credits were $1,413.

E.  Line of Credit Facility — As of December 31, 2017, the Fund participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2017, the Fund did not have any borrowings under the facility.

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

F.  Other Transactions with Affiliates — The following table provides information about the Fund’s investment in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended December 31, 2017:

Beginning Value as of December 31, 2016	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2017	Shares as of December 31, 2017	Dividend Income from Affiliated Investment Company
$10	$15,152,077	$(14,199,552)	$952,535	952,535	$3,275

5.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2017, were $35,345,924 and $49,370,135, respectively.

6.    SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.205% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Fund by paying the Fund an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Fund’s overnight and continuous agreements represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of December 31, 2017 are disclosed as “Payable upon return of securities loaned” on the Statement of Assets and Liabilities, where applicable. The Fund did not have securities on loan as of December 31, 2017.

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Notes to Financial Statements (continued)

December 31, 2017

6.    SECURITIES LENDING (continued)

Both the Fund and GSAL received compensation relating to the lending of the Fund’s securities. The amounts earned, if any, by the Fund for the fiscal year ended December 31, 2017, are reported under Investment Income on the Statement of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

For the Fiscal Year ended December 31, 2017
Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Fund from Lending to Goldman Sachs	Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of December 31, 2017
$10,568	$8,995	$—

The following table provides information about the Fund’s investment in the Government Money Market Fund for the fiscal year ended December 31, 2017:

Beginning Value as of December 31, 2016	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2017	Shares as of December 31, 2017
$764,701	$53,947,047	$(54,711,748)	$—	$—

7.    TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2016 and December 31, 2017 was as follows:

	2016	2017
Distributions paid from ordinary income	$2,725,525	$2,648,697

As of December 31, 2017, the components of accumulated earnings (losses) on a tax-basis were as follows:

Undistributed ordinary income — net	$107,559
Capital loss carryforwards:
Perpetual long-term(1)	$(4,910,992)
Timing differences (Qualified Late Year Loss Deferral)	(47,616)
Unrealized gains — net	25,825,060
Total accumulated gains — net	$20,974,011

(1)	The Fund had capital loss carryforwards of $63,558,058 which expired in the current fiscal year.

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

7.    TAX INFORMATION (continued)

As of December 31, 2017, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$136,590,150
Gross unrealized gain	32,083,210
Gross unrealized loss	(6,258,150)
Net unrealized gain	$25,825,060

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and differences in the tax treatment of passive foreign investment company investments.

In order to present certain components of the Fund’s capital accounts on a tax-basis, the Fund has reclassified $63,198 of undistributed net investment income and $63,494,860 of accumulated net realized gain from paid-in capital. This reclassification has no impact on the NAV of the Fund and results primarily from expired capital loss carryforwards and differences in the tax treatment of foreign currency transactions and passive foreign investment company investments.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If the Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Notes to Financial Statements (continued)

December 31, 2017

8.    OTHER RISKS (continued)

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

9.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10.    OTHER MATTERS

At a meeting held on December 13, 2017, the Board of Trustees of the Trust approved certain changes to the Fund’s name and principal investment strategy. GSAM also proposed changes to the Fund’s portfolio managers in light of these changes. The Fund’s name will change to the Goldman Sachs International Equity Insights Fund. These changes will take effect on April 23, 2018.

11.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

12.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended December 31, 2017		For the Fiscal Year Ended December 31, 2016
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	116,273	$1,205,739	110,254	$974,934
Reinvestment of distributions	68,179	739,059	89,902	781,242
Shares redeemed	(603,057)	(6,124,918)	(510,122)	(4,546,751)
	(418,605)	(4,180,120)	(309,966)	(2,790,575)
Service Shares
Shares sold	729,786	6,682,789	1,080,345	9,775,806
Reinvestment of distributions	175,842	1,909,638	223,224	1,944,283
Shares redeemed	(1,563,959)	(15,807,702)	(1,984,717)	(17,688,164)
	(658,331)	(7,215,275)	(681,148)	(5,968,075)
NET DECREASE	(1,076,936)	$(11,395,395)	(991,114)	$(8,758,650)

25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

Goldman Sachs Variable Insurance Trust and Shareholders of the Goldman Sachs Strategic International Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Goldman Sachs Strategic International Equity Fund (the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2018

We have served as the auditor of one or more investment companies in the Goldman Sachs Fund complex since 2000.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Fund Expenses — Six Month Period Ended December 31, 2017 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 through December 31, 2017, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs.The second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 07/01/17	Ending Account Value 12/31/17		Expenses Paid for the 6 Months Ended 12/31/17*
Institutional
Actual	$1,000	$1,093.60		$4.59
Hypothetical 5% return	1,000	1,020.82	+	4.43
Service
Actual	1,000	1,091.70		5.90
Hypothetical 5% return	1,000	1,019.56	+	5.70

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2017. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.87% and 1.12% for the Institutional and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Jessica Palmer Age: 68	Chair of the Board of Trustees	2018 (Trustee since 2007)	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None
Kathryn A. Cassidy Age: 63	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None
Diana M. Daniels Age: 68	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None
Herbert J. Markley Age: 67	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None
Roy W. Templin Age: 57	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016–Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				105	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)

28

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Gregory G. Weaver Age: 66	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	Verizon Communications Inc.

29

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 55	President and Trustee	Since 2007

Managing Director, Goldman Sachs (January 2000-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

				146	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2017.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2017, Goldman Sachs Trust consisted of 91 portfolios (90 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 14 portfolios; Goldman Sachs Trust II consisted of 17 portfolios (16 of which offered shares to the public); Goldman Sachs BDC, Inc., Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Private Markets Fund 2018 LLC, Goldman Sachs Private Markets Fund 2018 (A) LLC and Goldman Sachs Private Markets Fund 2018 (B) LLC each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 19 portfolios (12 of which offered shares to the public). Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs Private Markets Fund 2018 LLC, Goldman Sachs Private Markets Fund 2018 (A) LLC and Goldman Sachs Private Markets Fund 2018 (B) LLC do not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

30

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 55	Trustee and President	Since 2007

Managing Director, Goldman Sachs (January 2000-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 40	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 46	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 49	Assistant Treasurer and Principal Accounting Officer	Since 2016 (Principal Accounting Officer since 2017)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC

(May 2010-October 2015).

Assistant Treasurer and Principal Accounting Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of December 31, 2017.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

31

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the 2017 tax year, the Strategic International Equity Fund has elected to pass through a credit for taxes paid to foreign jurisdictions. The total amount of income received by the Strategic International Equity Fund from sources within foreign countries and possessions of the United States was $0.1508 per share, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid by the Fund during the year ended December 31, 2017 from foreign sources was 79.41%. The total amount of foreign taxes paid by the Fund was $0.0189 per share.

32

TRUSTEES	OFFICERS
Jessica Palmer, Chair	James A. McNamara, President
Kathryn A. Cassidy	Scott M. McHugh, Treasurer, Senior Vice
Diana M. Daniels	President and Principal Financial Officer
Herbert J. Markley	Joseph F. DiMaria, Assistant Treasurer and Principal Accounting Officer Caroline L. Kraus, Secretary
James A. McNamara
Roy W. Templin
Gregory G. Weaver

GOLDMAN SACHS & CO. LLC

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended December 31 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-621-2550.

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of transaction or matter addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Fund holdings and allocations shown are as of December 31, 2017 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

THIS MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY AND IS PROVIDED SOLELY ON THE BASIS THAT IT WILL NOT CONSTITUTE INVESTMENT OR OTHER ADVICE OR A RECOMMENDATION RELATING TO ANY PERSON’S OR PLAN’S INVESTMENT OR OTHER DECISIONS, AND GOLDMAN SACHS IS NOT A FIDUCIARY OR ADVISOR WITH RESPECT TO ANY PERSON OR PLAN BY REASON OF PROVIDING THE MATERIAL OR CONTENT HEREIN INCLUDING UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 OR DEPARTMENT OF LABOR REGULATIONS. PLAN SPONSORS AND OTHER FIDUCIARIES SHOULD CONSIDER THEIR OWN CIRCUMSTANCES IN ASSESSING ANY POTENTIAL COURSE OF ACTION.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Strategic International Equity Fund.

© 2018 Goldman Sachs. All rights reserved.

VITINTLAR-18/119282-OTU-698893

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

U.S. Equity Insights Fund

Annual Report

December 31, 2017

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies (“QIS”) Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs U.S. Equity Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2017 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of 24.07% and 23.80%, respectively. These returns compare to the 21.83% average annual total return of the Fund’s benchmark, the Standard & Poor’s 500® Index (with dividends reinvested) (the “S&P 500® Index”) during the same time period.

What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

Representing the U.S. equity market, the S&P 500® Index gained 21.83% during the Reporting Period. It was a banner year for U.S. equities, with the S&P 500® Index advancing for 12 consecutive months in 2017, a feat that had previously never been accomplished in a single calendar year. Overall, stocks were boosted by a combination of accelerating economic growth, rising corporate earnings and a general lack of negative financial headlines. U.S. equity market volatility was at historic lows.

U.S. equities rallied to new highs at the start of 2017 on prospects of deregulation, tax reform and infrastructure spending as well as on stronger economic data. In March 2017, the U.S. Federal Reserve (the “Fed”) raised interest rates for the third time since the 2008 global financial crisis, which was met with dovish market reaction. (Dovish tends to suggest lower interest rates; opposite of hawkish.) U.S. equities were virtually flat, albeit positive, in March 2017 and then continued to climb higher in April 2017 on strong earnings results and receding European political risk. Although the labor market remained strong, economic activity and inflation moderated during the second calendar quarter. In the third calendar quarter, U.S. economic activity and labor market data showed consistent strength, with a reversal of five consecutive downside inflation surprises. Progress on tax reform and strong economic activity data remained supportive for U.S. equities in October and November 2017. The Fed delivered the third rate hike of 2017 in December as had been widely expected, having done similarly in June 2017, and maintained its projections for three additional interest rate hikes in 2018. U.S. equities gained additional momentum toward the end of the Reporting Period from the passage of a tax reform bill that reduced the corporate tax rate from 35% to 21%. The fourth quarter of 2017 marked the ninth consecutive quarter of positive returns for the S&P 500® Index, its strongest quarterly advance in four years.

For the Reporting Period overall, information technology, materials and consumer discretionary were the best performing sectors in the S&P 500® Index, as measured by total return. The weakest performing sectors in the S&P 500® Index were telecommunication services and energy, the only two to post negative absolute returns, followed by real estate, which was comparatively weak but generated a positive return during the Reporting Period.

Within the U.S. equity market, there was significant disparity in performance not only among sectors but also among the various capitalization and style segments. While all capitalization segments posted positive returns, large-cap stocks, as measured by the Russell 1000® Index, performed best, followed by mid-cap stocks, as measured by the Russell Midcap® Index, and then at some distance by small-cap stocks, as measured by the Russell 2000® Index. From a style perspective, growth-oriented stocks significantly outpaced value-oriented stocks across the capitalization spectrum. (All as measured by the Russell indices.)

What key factors were responsible for the Fund’s performance during the Reporting Period?

During the Reporting Period, the Fund outperformed the S&P 500® Index largely due to stock selection driven by our quantitative model and five of our quantitative model’s six investment themes.

What impact did the Fund’s investment themes have on performance during the Reporting Period?

As expected, and in keeping with our investment approach, our quantitative model and its six investment themes — Valuation, Profitability, Quality, Management, Momentum and Sentiment — had the greatest impact on relative performance. We use these themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by the Fund’s different investment themes has been a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, five of our six investment themes contributed positively to relative returns. Momentum contributed most positively to relative performance, followed by Valuation and Quality. The Profitability and Management themes also contributed positively, albeit to a lesser extent. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. The Quality theme assesses both firm and financial quality. The Profitability theme assesses whether a company is earning more than its cost of capital. The Management theme assesses the characteristics, policies and strategic decisions of company managements.

The Sentiment theme was the only one that detracted from the Fund’s relative returns during the Reporting Period. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries.

How did the Fund’s sector and industry allocations affect relative performance?

In constructing the Fund’s portfolio, we focus on picking stocks rather than making industry or sector bets. Consequently, the Fund is similar to its benchmark, the S&P 500® Index, in terms of its industry and sector allocation and style. We manage the Fund’s industry and sector exposure by including industry factors in our risk model and by explicitly penalizing industry and sector deviations from the benchmark index in optimization. Sector weights or changes in sector weights generally do not have a meaningful impact on relative performance.

Did stock selection help or hurt Fund performance during the Reporting Period?

We seek to outpace the S&P 500® Index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with more favorable Momentum characteristics than the benchmark index. During the Reporting Period, stock selection overall contributed positively to the Fund’s relative performance.

Effective stock selection in the energy, consumer discretionary and industrials sectors contributed most positively to the Fund’s results relative to the S&P 500® Index. Relative allocation positioning in energy, one of the two weakest sectors in the S&P 500® Index during the Reporting Period, also helped. Partially offsetting these positive contributors was stock selection in the information technology, consumer staples and utilities sectors, which detracted from the Fund’s results relative to the S&P 500® Index during the Reporting Period. Relative allocation positioning in utilities, which lagged the S&P 500® Index, also hurt.

Which individual stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

The Fund benefited most from an underweight position in diversified industrial and financial services conglomerate General Electric and from overweight positions in aerospace and defense company Boeing and semiconductor company Applied Materials. We chose to underweight General Electric due to our negative view on Sentiment. The Fund was overweight Boeing given our positive view on Quality. The overweight in Applied Materials was established because of our positive views on Sentiment and Momentum.

Which individual positions detracted from the Fund’s results during the Reporting Period?

Detracting most from the Fund’s results relative to the S&P 500® Index were overweight positions in utilities company PG&E, advertising agencies and marketing services companies organization Interpublic Group of Cos. and beer producer Molson Coors Brewing. We chose to overweight PG&E due to our positive views on Value, Sentiment and Profitability. The Fund had an overweight position in Interpublic Group of Cos. based on our positive view on Sentiment. Our positive view on Sentiment also drove the Fund’s overweight in Molson Coors Brewing.

How did the Fund use derivatives during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, we used equity index futures contracts, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of stock futures. The use of these futures contracts did not have a material impact on the Fund’s performance during the Reporting Period.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Did you make any enhancements to your quantitative models during the Reporting Period?

We continuously look for ways to improve our investment process. During the Reporting Period, we made numerous enhancements to our models. As example, we made two enhancements to our Sentiment theme. The first enhancement introduced a signal in the U.S. region, which looks at characteristics of a company’s Credit Default Swaps term structure to infer investor expectations regarding the health of that company. Secondly, we introduced an enhancement in the U.S. region that looks at the 10-K and 10-Q filings of companies as an indicator of stock price movements. We use natural language processing techniques to parse through quarterly filings in an effort to gauge various aspects of a company related to management sentiment, their outlook and their thoughts on upcoming risks.

During the fourth quarter of 2017, we introduced new signals within the Profitability theme that use various alternative data sources to identify companies benefiting from consumer spending. The first signal, introduced in the U.S. region, aims to forecast sales growth trends not just for the upcoming quarter but for multiple quarters ahead by looking for underlying trends. The second signal, also introduced in the U.S. region, analyzes profitability of retailers by assessing customer traffic in the retailer’s location. The third signal aims to predict the profitability of developed market companies outside the U.S. by mapping U.S. consumer spending data in various segments to non-U.S. companies engaged in these business segments, as our research has shown that consumer behavior across developed markets are correlated.

We also introduced new signals within our Momentum theme that help us create economic links between companies with similar businesses. The first signal, introduced in all regions, identifies companies linked by a common theme based on company descriptions. The second signal, introduced in the U.S. region, looks at searches made on the same day for regulatory filings of multiple companies to identify linked companies.

Additionally, we introduced an Environmental, Social and Governance (“ESG”) signal within our Management theme that helps us quantify reputational risk. The signal, introduced in all regions except Canada, looks at ESG risk events to form a view of the peak risk of the company from an ESG perspective.

What was the Fund’s sector positioning relative to its benchmark index at the end of the Reporting Period?

As of December 31, 2017, the Fund was overweight the real estate, energy and health care sectors relative to the S&P 500® Index. The Fund was underweight consumer staples, telecommunication services, financials and industrials and was rather neutrally weighted in utilities, materials, information technology and consumer discretionary compared to the benchmark index on the same date.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

During the Reporting Period, one Vice President left the Equity Alpha team and two Vice Presidents joined the team. QIS employs a globally integrated team of more than 90 professionals, with an additional 75-plus professionals dedicated to trading, information technology and development of analytical tools.

What is your strategy going forward for the Fund?

Looking ahead, we continue to believe that less expensive stocks may outpace more expensive stocks, and stocks with good momentum are likely to outperform those with poor momentum. We intend to maintain our focus on seeking companies about which fundamental research analysts are becoming more positive as well as profitable companies with sustainable earnings and a track record of using their capital to enhance shareholder value. As such, we anticipate remaining fully invested with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Index Definitions

S&P 500® Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The figures for the index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

Russell 2000® Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The figures for the index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index. It is not possible to invest directly in an index.

Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. It is not possible to invest directly in an index.

4

FUND BASICS

U.S. Equity Insights Fund

as of December 31, 2017

STANDARDIZED TOTAL RETURNS1

For the period ended 12/31/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional	24.07%	17.01%	8.44%	6.52%	02/13/98
Service	23.80	16.77	8.22	7.46	01/09/06

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.60%	0.70%
Service	0.81	0.95

[2]	The expense ratios of the Fund, both current (net of any fee waivers and/or expense limitations) and before waivers (gross of any fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s fee waivers and/or expense limitations will remain in place through at least April 28, 2018, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 12/31/173

Holding	% of Net Assets	Line of Business
Apple, Inc.	2.9%	Technology Hardware & Equipment
Chevron Corp.	2.1	Energy
Amazon.com, Inc.	2.0	Retailing
UnitedHealth Group, Inc.	1.9	Health Care Equipment & Services
Visa, Inc. Class A	1.9	Software & Services
Microsoft Corp.	1.9	Software & Services
Facebook, Inc. Class A	1.9	Software & Services
Boeing Co. (The)	1.7	Capital Goods
Wal-Mart Stores, Inc.	1.6	Food & Staples Retailing
International Business Machines Corp.	1.5	Software & Services

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

5

FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATIONS4

As of December 31, 2017

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

6

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Performance Summary

December 31, 2017

The following graph shows the value, as of December 31, 2017, of a $10,000 investment made on January 1, 2008 in the Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the S&P 500® Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown, and in their absence, performance would be reduced. Performance of Service Shares will vary from Institutional Shares due to differences in class specific fees. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

U.S. Equity Insights Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2008 through December 31, 2017.

Average Annual Total Return through December 31, 2017	One Year	Five Years	Ten Years	Since Inception
Institutional (Commenced February 13, 1998)	24.07%	17.01%	8.44%	6.52%
Service (Commenced January 9, 2006)	23.80%	16.77%	8.22%	7.46%

7

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Schedule of Investments

December 31, 2017

Shares	Description	Value
Common Stocks – 99.2%
Automobiles & Components – 1.9%
22,508	Aptiv plc	$1,909,354
18,826	BorgWarner, Inc.	961,820
80,390	General Motors Co.	3,295,186
10,586	Gentex Corp.	221,777
8,036	Lear Corp.	1,419,640

		7,807,777

Banks – 6.4%
35,983	Bank of America Corp.	1,062,218
112,286	Citizens Financial Group, Inc.	4,713,766
52,892	Comerica, Inc.	4,591,554
154,226	Fifth Third Bancorp	4,679,217
24,939	JPMorgan Chase & Co.	2,666,977
233,799	KeyCorp	4,715,726
89,733	Regions Financial Corp.	1,550,586
8,806	SVB Financial Group*	2,058,579
11,593	Wells Fargo & Co.	703,347

		26,741,970

Capital Goods – 6.2%
80,255	Allison Transmission Holdings, Inc.	3,456,583
43,329	AMETEK, Inc.	3,140,053
24,684	Boeing Co. (The)	7,279,559
39,249	Caterpillar, Inc.	6,184,857
5,444	Fortune Brands Home & Security, Inc.	372,587
103,614	Masco Corp.	4,552,799
3,711	PACCAR, Inc.	263,778
14,488	Toro Co. (The)	945,052

		26,195,268

Commercial & Professional Services – 1.0%
56,915	IHS Markit Ltd.*	2,569,712
29,088	KAR Auction Services, Inc.	1,469,235
3,451	Waste Management, Inc.	297,821

		4,336,768

Consumer Durables & Apparel – 1.3%
21,840	DR Horton, Inc.	1,115,369
6,710	Lennar Corp. Class A	424,340
134	Lennar Corp. Class B	6,925
126	NVR, Inc.*	442,036
108,321	PulteGroup, Inc.	3,601,673

		5,590,343

Consumer Services – 2.4%
16,494	Hilton Worldwide Holdings, Inc.	1,317,211
22,047	International Game Technology plc	584,466
51,970	Las Vegas Sands Corp.	3,611,395
3,461	Marriott International, Inc. Class A	469,762
84,437	MGM Resorts International	2,819,351
5,637	Royal Caribbean Cruises Ltd.	672,381
8,257	Yum Brands, Inc.	673,854

		10,148,420

Common Stocks – (continued)
Diversified Financials – 4.3%
146,804	Ally Financial, Inc.	$4,280,805
2,747	Ameriprise Financial, Inc.	465,534
71,140	Bank of New York Mellon Corp. (The)	3,831,600
13,848	Berkshire Hathaway, Inc. Class B*	2,744,951
20,681	Leucadia National Corp.	547,840
15,181	S&P Global, Inc.	2,571,661
85,050	Synchrony Financial	3,283,781
9,958	Voya Financial, Inc.	492,622

		18,218,794

Energy – 8.3%
12,075	Andeavor	1,380,656
29,449	Cabot Oil & Gas Corp.	842,241
70,002	Chevron Corp.	8,763,550
5,801	Cimarex Energy Co.	707,780
15,058	EOG Resources, Inc.	1,624,909
30,586	Exxon Mobil Corp.	2,558,213
31,269	HollyFrontier Corp.	1,601,598
59,179	Marathon Oil Corp.	1,001,901
73,555	Marathon Petroleum Corp.	4,853,159
20,555	National Oilwell Varco, Inc.	740,391
8,041	Newfield Exploration Co.*	253,533
50,926	Phillips 66	5,151,165
56,299	Valero Energy Corp.	5,174,441

		34,653,537

Food & Staples Retailing – 1.8%
10,441	Walgreens Boots Alliance, Inc.	758,226
70,003	Wal-Mart Stores, Inc.	6,912,796

		7,671,022

Food, Beverage & Tobacco – 1.9%
120,016	Conagra Brands, Inc.	4,521,003
4,854	General Mills, Inc.	287,793
3,639	Hershey Co. (The)	413,063
33,913	Molson Coors Brewing Co. Class B	2,783,240

		8,005,099

Health Care Equipment & Services – 8.6%
23,340	Anthem, Inc.	5,251,733
26,780	Baxter International, Inc.	1,731,059
71,942	Boston Scientific Corp.*	1,783,442
22,384	Centene Corp.*	2,258,098
22,477	Cigna Corp.	4,564,854
2,672	Cooper Cos., Inc. (The)	582,175
55,396	Danaher Corp.	5,141,857
19,923	Humana, Inc.	4,942,299
7,500	Medtronic plc	605,625
36,995	UnitedHealth Group, Inc.	8,155,918
5,942	WellCare Health Plans, Inc.*	1,194,996

		36,212,056

Household & Personal Products – 2.0%
72,162	Colgate-Palmolive Co.	5,444,623
22,043	Kimberly-Clark Corp.	2,659,709

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Household & Personal Products – (continued)
3,481	Procter & Gamble Co. (The)	$319,834

		8,424,166

Insurance – 2.8%
47,647	Allstate Corp. (The)	4,989,117
21,760	Aon plc	2,915,840
6,894	Assured Guaranty Ltd.	233,500
5,281	Athene Holding Ltd. Class A*	273,081
27,082	Principal Financial Group, Inc.	1,910,906
21,807	Progressive Corp. (The)	1,228,170

		11,550,614

Materials – 3.5%
7,444	Eastman Chemical Co.	689,612
11,760	Freeport-McMoRan, Inc.*	222,969
80,329	Graphic Packaging Holding Co.	1,241,083
44,969	LyondellBasell Industries NV Class A	4,960,980
9,234	PPG Industries, Inc.	1,078,716
23,183	Sealed Air Corp.	1,142,922
39,000	Steel Dynamics, Inc.	1,682,070
9,437	Westlake Chemical Corp.	1,005,324
45,180	WestRock Co.	2,855,828

		14,879,504

Media – 0.3%
23,779	Comcast Corp. Class A	952,349
12,358	News Corp. Class A	200,323

		1,152,672

Pharmaceuticals, Biotechnology & Life Sciences – 7.2%
20,561	AbbVie, Inc.	1,988,454
8,995	Alexion Pharmaceuticals, Inc.*	1,075,712
31,049	Allergan plc	5,078,996
33,729	Amgen, Inc.	5,865,473
16,307	Biogen, Inc.*	5,194,921
35,955	Celgene Corp.*	3,752,264
20,747	Exelixis, Inc.*	630,709
1,374	Jazz Pharmaceuticals plc*	185,009
20,381	Johnson & Johnson	2,847,633
3,402	Mettler-Toledo International, Inc.*	2,107,607
9,827	Vertex Pharmaceuticals, Inc.*	1,472,674

		30,199,452

Real Estate – 5.8%
138,499	American Homes 4 Rent Class A (REIT)	3,024,818
37,216	American Tower Corp. (REIT)	5,309,607
19,136	CBRE Group, Inc. Class A*	828,780
7,322	Equinix, Inc. (REIT)	3,318,477
2,770	Equity LifeStyle Properties, Inc. (REIT)	246,585
5,663	Gaming and Leisure Properties, Inc. (REIT)	209,531
219,816	Host Hotels & Resorts, Inc. (REIT)	4,363,348
2,436	Jones Lang LaSalle, Inc.	362,793
20,317	Kimco Realty Corp. (REIT)	368,754

Common Stocks – (continued)
Real Estate – (continued)
21,069	Prologis, Inc. (REIT)	1,359,161
46,280	Realogy Holdings Corp.	1,226,420
23,017	SBA Communications Corp. (REIT)*	3,760,057

		24,378,331

Retailing – 5.3%
7,306	Amazon.com, Inc.*	8,544,148
28,121	Best Buy Co., Inc.	1,925,445
1,736	Expedia, Inc.	207,921
53,937	Lowe’s Cos., Inc.	5,012,905
7,838	Netflix, Inc.*	1,504,582
4,742	Pool Corp.	614,800
861	Priceline Group, Inc. (The)*	1,496,194
36,184	Ross Stores, Inc.	2,903,766

		22,209,761

Semiconductors & Semiconductor Equipment – 3.0%
86,596	Applied Materials, Inc.	4,426,788
7,103	Broadcom Ltd.	1,824,761
5,325	Lam Research Corp.	980,173
24,991	Maxim Integrated Products, Inc.	1,306,529
97,752	Micron Technology, Inc.*	4,019,562

		12,557,813

Software & Services – 14.7%
32,919	Adobe Systems, Inc.*	5,768,726
3,068	Alliance Data Systems Corp.	777,677
5,995	Alphabet, Inc. Class A*	6,315,133
5,827	Alphabet, Inc. Class C*	6,097,373
65,021	Cadence Design Systems, Inc.*	2,719,178
15,418	Citrix Systems, Inc.*	1,356,784
9,804	Conduent, Inc.*	158,433
457	CoStar Group, Inc.*	135,706
22,076	Electronic Arts, Inc.*	2,319,305
44,121	Facebook, Inc. Class A*	7,785,592
41,452	International Business Machines Corp.	6,359,566
30,548	Intuit, Inc.	4,819,863
93,838	Microsoft Corp.	8,026,903
4,775	PayPal Holdings, Inc.*	351,535
4,139	Sabre Corp.	84,849
6,104	Total System Services, Inc.	482,765
71,220	Visa, Inc. Class A	8,120,504

		61,679,892

Technology Hardware & Equipment – 5.1%
70,914	Apple, Inc.	12,000,776
17,495	F5 Networks, Inc.*	2,295,694
33,706	Flex Ltd.*	606,371
52,453	HP, Inc.	1,102,037
44,221	Jabil, Inc.	1,160,801
55,788	Western Digital Corp.	4,436,820

		21,602,499

Telecommunication Services – 0.0%
1,647	AT&T, Inc.	64,035

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Schedule of Investments (continued)

December 31, 2017

Shares	Description	Value
Common Stocks – (continued)
Transportation – 1.7%
92,995	CSX Corp.	$5,115,655
8,840	Kansas City Southern	930,145
3,366	Old Dominion Freight Line, Inc.	442,797
6,437	Ryder System, Inc.	541,802

		7,030,399

Utilities – 3.7%
303,885	AES Corp.	3,291,075
34,641	CMS Energy Corp.	1,638,519
60,572	Exelon Corp.	2,387,142
30,692	MDU Resources Group, Inc.	825,001
79,391	PG&E Corp.	3,559,099
94,393	SCANA Corp.	3,754,954
2,585	Vistra Energy Corp.*	47,357

		15,503,147

TOTAL INVESTMENTS – 99.2%
(Cost $349,815,140)		$416,813,339

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.8%		3,348,839

NET ASSETS – 100.0%		$420,162,178

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2017, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 E-Mini Index	7	03/16/2018	$936,600	$4,030

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Statement of Assets and Liabilities

December 31, 2017

Assets:
Investments in unaffiliated issuers, at value (cost $349,815,140)	$416,813,339
Cash	3,469,212
Receivables:
Dividends	418,930
Collateral on certain derivative contracts	34,650
Reimbursement from investment adviser	25,566
Fund shares sold	24,461
Other assets	278
Total assets	420,786,436

Liabilities:
Variation margin on futures	27,614
Payables:
Fund shares redeemed	282,066
Management fees	207,177
Distribution and Service fees and Transfer Agency fees	32,466
Accrued expenses	74,935
Total liabilities	624,258

Net Assets:
Paid-in capital	345,094,514
Undistributed net investment income	475,295
Accumulated net realized gain	7,590,140
Net unrealized gain	67,002,229
NET ASSETS	$420,162,178
Net Assets:
Institutional	$277,951,875
Service	142,210,303
Total Net Assets	$420,162,178
Shares outstanding $0.001 par value (unlimited shares authorized):
Institutional	14,317,601
Service	7,298,477
Net asset value, offering and redemption price per share:
Institutional	$19.41
Service	19.48

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Statement of Operations

For the Fiscal Year Ended December 31, 2017

Investment income:
Dividends — unaffiliated issuers (net of foreign taxes withheld of $5,210)	$8,112,221
Dividends — affiliated issuers	12,052
Securities lending income — affiliated issuer	8,711
Total investment income	8,132,984

Expenses:
Management fees	2,474,050
Distribution and Service fees — Service Shares	328,896
Professional fees	82,029
Transfer Agency fees(a)	79,801
Custody, accounting and administrative services	68,749
Printing and mailing costs	65,185
Trustee fees	18,290
Other	14,537
Total expenses	3,131,537
Less — expense reductions	(400,841)
Net expenses	2,730,696
NET INVESTMENT INCOME	5,402,288

Realized and unrealized gain:
Net realized gain from:
Investments — unaffiliated issuers	44,217,635
Futures contracts	514,631
Net change in unrealized gain on:
Investments — unaffiliated issuers	35,418,250
Futures contracts	33,601
Net realized and unrealized gain	80,184,117
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$85,586,405

(a) Institutional and Service Shares incurred Transfer Agency fees of $53,492 and $26,309, respectively.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended December 31, 2017	For the Fiscal Year Ended December 31, 2016

From operations:
Net investment income	$5,402,288	$4,419,244
Net realized gain	44,732,266	19,576,686
Net change in unrealized gain	35,451,851	13,561,997
Net increase in net assets resulting from operations	85,586,405	37,557,927

Distributions to shareholders:
From net investment income
Institutional Shares	(3,615,437)	(3,237,561)
Service Shares	(1,564,680)	(1,277,330)
From net realized gains
Institutional Shares	(28,296,886)	(8,734,468)
Service Shares	(14,401,688)	(4,117,588)
Total distributions to shareholders	(47,878,691)	(17,366,947)

From share transactions:
Proceeds from sales of shares	22,663,929	15,918,402
Reinvestment of distributions	47,878,691	17,366,947
Cost of shares redeemed	(64,040,172)	(69,293,004)
Net increase (decrease) in net assets resulting from share transactions	6,502,448	(36,007,655)
TOTAL INCREASE (DECREASE)	44,210,162	(15,816,675)

Net assets:

Beginning of year	375,952,016	391,768,691
End of year	$420,162,178	$375,952,016
Undistributed net investment income	$475,295	$344,199

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets	Portfolio turnover rate(c)

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2017 - Institutional	$17.65	$0.28	$3.98	$4.26	$(0.28)	$(2.22)	$(2.50)	$19.41	24.07%	$277,952	0.62%	0.70%	1.42%	184%
2017 - Service	17.71	0.24	3.99	4.23	(0.24)	(2.22)	(2.46)	19.48	23.80	142,210	0.82	0.95	1.21	184
2016 - Institutional	16.71	0.22	1.58	1.80	(0.23)	(0.63)	(0.86)	17.65	10.70	255,565	0.64	0.70	1.25	204
2016 - Service	16.77	0.18	1.59	1.77	(0.20)	(0.63)	(0.83)	17.71	10.44	120,387	0.85	0.95	1.04	204
2015 - Institutional	18.12	0.23	(0.27)	(0.04)	(0.25)	(1.12)	(1.37)	16.71	(0.20)	269,238	0.64	0.71	1.29	200
2015 - Service	18.17	0.20	(0.28)	(0.08)	(0.20)	(1.12)	(1.32)	16.77	(0.41)	122,531	0.85	0.96	1.08	200
2014 - Institutional	16.52	0.21	2.47	2.68	(0.26)	(0.82)	(1.08)	18.12	16.37	312,370	0.65	0.71	1.21	214
2014 - Service	16.55	0.18	2.47	2.65	(0.21)	(0.82)	(1.03)	18.17	16.18	138,725	0.86	0.96	1.01	214
2013 - Institutional	12.14	0.20	4.35	4.55	(0.17)	—	(0.17)	16.52	37.52	307,589	0.65	0.71	1.36	207
2013 - Service	12.16	0.17	4.35	4.52	(0.13)	—	(0.13)	16.55	37.23	125,748	0.86	0.96	1.15	207

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the year.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	14

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Notes to Financial Statements

December 31, 2017

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs U.S. Equity Insights Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (formerly, Goldman, Sachs & Co.) (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

December 31, 2017

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Unlisted equities are generally classified as Level 2 (fair valued and single source broker securities may be treated differently).

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of December 31, 2017:

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock(a)
North America	$416,813,339	$—	$—

Derivative Type
Assets(b)
Futures Contracts	$4,030	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in the table.
(b)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedule of Investments.

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

December 31, 2017

4.    INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of December 31, 2017. These instruments were used as part of the Fund’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Statement of Assets and Liabilities	Assets(a)	Statement of Assets and Liabilities	Liabilities
Equity	Variation margin on futures	$4,030	—	$—

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information section of the Schedule of Investments. Only the variation margin as of December 31, 2017 is reported within the Statement of Assets and Liabilities.

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2017. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$514,631	$33,601	30

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended December 31, 2017.

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2017, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate						Effective Net Management Rate^
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
0.62%	0.59%	0.56%	0.55%	0.54%	0.62%	0.59	%*

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any.
*	GSAM agreed to waive a portion of its management fee in order to achieve a net management rate, as defined in the Fund’s most recent prospectus. This waiver will be effective through at least April 28, 2018, and prior to such date GSAM may not terminate the arrangement without approval of the Trustees. For the fiscal year ended December 31, 2017, GSAM waived $109,764 of its management fee.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Fund invests, except those management fees it earns from the Fund’s investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the fiscal year ended December 31, 2017, GSAM waived $2,862 of the Fund’s management fee.

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B.  Distribution and/or Service (12b-1) Plan — The Trust, on behalf of Service Shares of the Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor, is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares. Goldman Sachs has agreed to waive distribution and service fees so as not to exceed an annual rate of 0.21% of average daily net assets attributable to Service Shares. This distribution and service fee waiver will remain in place through at least April 28, 2018, and prior to such date Goldman Sachs may not terminate the arrangement without the approval of the Trustees. For the fiscal year ended December 31, 2017, Goldman Sachs waived $52,624 in distribution and service fees for the Fund’s Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.004%. The Other Expense limitation will remain in place through at least April 28, 2018, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. For the fiscal year ended December 31, 2017, GSAM reimbursed $230,686 to the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above. For the fiscal year ended December 31, 2017, custody fee credits were $4,905.

E.  Line of Credit Facility — As of December 31, 2017, the Fund participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2017, the Fund did not have any borrowings under the facility.

F.  Other Transactions with Affiliates — The following table provides information about the Fund’s investment in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended December 31, 2017:

Beginning Value as of December 31, 2016	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2017	Shares as of December 31, 2017	Dividend Income from Affiliated Investment Company
$1,470,057	$32,695,640	$(34,165,697)	$—	—	$12,052

6.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2017, were $720,344,376 and $751,918,232, respectively.

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

December 31, 2017

7.    SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.205% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Fund by paying the Fund an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Fund’s overnight and continuous agreements represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of December 31, 2017 are disclosed as “Payable upon return of securities loaned” on the Statement of Assets and Liabilities, where applicable. The Fund did not have securities on loan as of December 31, 2017.

Both the Fund and GSAL received compensation relating to the lending of the Fund’s securities. The amounts earned, if any, by the Fund for the fiscal year ended December 31, 2017, are reported under Investment Income on the Statement of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

For the fiscal year ended December 31, 2017
Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Fund from Lending to Goldman Sachs	Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of 12-31-17
$91	$—	$—

The following table provides information about the Fund’s investment in the Government Money Market Fund for the fiscal year ended December 31, 2017:

Beginning Value as of December 31, 2016	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2017	Shares as of December 31, 2017
$—	$5,701,075	$(5,701,075)	$—	—

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

8.    TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2016 and December 31, 2017 was as follows:

	2016	2017
Distributions paid from:
Ordinary income	$7,477,447	$38,065,317
Net long-term capital gains	9,889,500	9,813,374
Total taxable distributions	$17,366,947	$47,878,691

As of December 31, 2017, the components of accumulated earnings (losses) on a tax-basis were as follows:

Undistributed ordinary income — net	$6,250,134
Undistributed long-term capital gains	2,688,593
Total undistributed earnings	$8,938,727
Unrealized gains — net	66,128,937
Total accumulated gains — net	$75,067,664

As of December 31, 2017, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$350,688,432
Gross unrealized gain	71,175,786
Gross unrealized loss	(5,046,849)
Net unrealized gain	$66,128,937

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures contracts and differences in the tax treatment of underlying fund investments.

In order to present certain components of the Fund’s capital accounts on a tax-basis, the Fund has reclassified $91,075 from undistributed net investment income to accumulated net realized gain (loss). This reclassification has no impact on the NAV of the Fund and results primarily from differences in the tax treatment of underlying fund investments.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Derivatives Risk — The Fund’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

December 31, 2017

9.    OTHER RISKS (continued)

techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

10.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

12.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended December 31, 2017		For the Fiscal Year Ended December 31, 2016
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	358,460	$6,845,622	316,144	$5,403,266
Reinvestment of distributions	1,635,690	31,912,323	671,831	11,972,029
Shares redeemed	(2,153,338)	(42,049,816)	(2,619,254)	(44,715,813)
	(159,188)	(3,291,871)	(1,631,279)	(27,340,518)
Service Shares
Shares sold	801,197	15,818,307	615,221	10,515,136
Reinvestment of distributions	815,443	15,966,368	301,729	5,394,918
Shares redeemed	(1,114,105)	(21,990,356)	(1,427,118)	(24,577,191)
	502,535	9,794,319	(510,168)	(8,667,137)
NET INCREASE (DECREASE)	343,347	$6,502,448	(2,141,447)	$(36,007,655)

23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

Goldman Sachs Variable Insurance Trust and Shareholders of the Goldman Sachs U.S. Equity Insights Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Goldman Sachs U.S. Equity Insights Fund (the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2018

We have served as the auditor of one or more investment companies in the Goldman Sachs Fund complex since 2000.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Fund Expenses — Six Month Period Ended December 31, 2017 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 through December 31, 2017, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 07/01/17	Ending Account Value 12/31/17		Expenses Paid for the 6 Months Ended 12/31/17*
Institutional
Actual	$1,000	$1,120.70		$3.21
Hypothetical 5% return	1,000	1022.18	+	3.06
Service
Actual	1,000	1,119.20		4.33
Hypothetical 5% return	1,000	1021.12	+	4.13

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2017. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.60% and 0.81% for Institutional and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

25

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Jessica Palmer Age: 68	Chair of the Board of Trustees	2018 (Trustee since 2007)	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None
Kathryn A. Cassidy Age: 63	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None
Diana M. Daniels Age: 68	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None
Herbert J. Markley Age: 67	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None
Roy W. Templin Age: 57	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016–Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				105	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)
Gregory G. Weaver Age: 66	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	Verizon Communications Inc.

26

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 55	President and Trustee	Since 2007

Managing Director, Goldman Sachs (January 2000-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

				146	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2017.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2017, Goldman Sachs Trust consisted of 91 portfolios (90 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 14 portfolios; Goldman Sachs Trust II consisted of 17 portfolios (16 of which offered shares to the public); Goldman Sachs BDC, Inc., Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Private Markets Fund 2018 LLC, Goldman Sachs Private Markets Fund 2018 (A) LLC and Goldman Sachs Private Markets Fund 2018 (B) LLC each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 19 portfolios (12 of which offered shares to the public). Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs Private Markets Fund 2018 LLC, Goldman Sachs Private Markets Fund 2018 (A) LLC and Goldman Sachs Private Markets Fund 2018 (B) LLC do not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 55	Trustee and President	Since 2007

Managing Director, Goldman Sachs (January 2000-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 40	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 46	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 49	Assistant Treasurer and Principal Accounting Officer	Since 2016 (Principal Accounting Officer since 2017)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC

(May 2010-October 2015).

Assistant Treasurer and Principal Accounting Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of December 31, 2017.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

28

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2017, 22.36% of the dividends paid from net investment company taxable income by the U.S. Equity Insights Fund qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the U.S. Equity Insights Fund designates $9,813,374, or, if different, the maximum amount allowable, as capital gain dividends paid during the year ended December 31, 2017.

29

TRUSTEES	OFFICERS
Jessica Palmer, Chair	James A. McNamara, President
Kathryn A. Cassidy	Scott M. McHugh, Treasurer, Senior Vice
Diana M. Daniels	President and Principal Financial Officer
Herbert J. Markley	Joseph F. DiMaria, Assistant Treasurer and Principal Accounting Officer Caroline L. Kraus, Secretary
James A. McNamara
Roy W. Templin
Gregory G. Weaver

GOLDMAN SACHS & CO. LLC

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended December 31 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-621-2550.

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of transaction or matter addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of December 31, 2017 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

THIS MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY AND IS PROVIDED SOLELY ON THE BASIS THAT IT WILL NOT CONSTITUTE INVESTMENT OR OTHER ADVICE OR A RECOMMENDATION RELATING TO ANY PERSON’S OR PLAN’S INVESTMENT OR OTHER DECISIONS, AND GOLDMAN SACHS IS NOT A FIDUCIARY OR ADVISOR WITH RESPECT TO ANY PERSON OR PLAN BY REASON OF PROVIDING THE MATERIAL OR CONTENT HEREIN INCLUDING UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 OR DEPARTMENT OF LABOR REGULATIONS. PLAN SPONSORS AND OTHER FIDUCIARIES SHOULD CONSIDER THEIR OWN CIRCUMSTANCES IN ASSESSING ANY POTENTIAL COURSE OF ACTION.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs U.S. Equity Insights Fund.

© 2018 Goldman Sachs. All rights reserved.

VITUSAR-18/119279-OTU-698905/8K

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Gregory G. Weaver is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Item 4 — Principal Accountant Fees and Services for the Goldman Sachs Variable Insurance Trust (“GSVIT”):

Table 1 – Items 4(a) - 4(d)

	2017	2016	Description of Services Rendered
Audit Fees:
• PricewaterhouseCoopers (“PwC”)	$508,700	$466,305	Financial statement audits.
Audit-Related Fees
PwC	$—	$—	Other attest services.
Tax Fees
PwC	$116,271	$116,270	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns.

Items 4(b)(c) & (d) Table 2. Non-Audit Services to the GSVIT’s * that were pre-approved by the GSVIT’s Audit Committee pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X

	2017	2016	Description of Services Rendered
Audit-Related Fees
PwC	$1,860,429	$1,653,616	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16 and Semi-Annual Updates related to withholding tax accrual for non-US Jurisdictions. These fees are borne by the Funds’ adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Variable Insurance Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of GSVIT sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GSVIT may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GSVIT at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GSVIT’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GSVIT, the Audit Committee will pre-approve those non-audit services provided to GSVIT’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GSVIT) where the engagement relates directly to the operations or financial reporting of GSVIT.

Item 4(e)(2) — 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GSVIT’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GSVIT’s service affiliates listed in Table 2 were approved by GSVIT’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) — Not applicable.

Items 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GSVIT for the twelve months ended December 31, 2017 and December 31, 2016 by PwC were approximately $116,271 and $116,270, respectively.

The aggregate non-audit fees billed to GSVIT’s adviser and service affiliates for non-audit services for the twelve months ended December 31, 2016 and December 31, 2015 by PwC were approximately $11.4 million and $14.4 million, respectively. The figures for these entities are not yet available for the twelve months ended December 31, 2017. With regard to the aggregate non-audit fees billed to GSVIT’s adviser and service affiliates, the 2016 and 2015 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GSVIT’s operations or financial reporting.

Items 4(h) — GSVIT’s Audit Committee has considered whether the provision of non-audit services to GSVIT’s investment advisor and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the Reports to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)		Goldman Sachs Variable Insurance Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on February 27, 2015.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith

	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Variable Insurance Trust

/s/ James A. McNamara
By: James A. McNamara
Chief Executive Officer of
Goldman Sachs Variable Insurance Trust

Date: February 22, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ James A. McNamara
By: James A. McNamara
Chief Executive Officer of
Goldman Sachs Variable Insurance Trust

Date: February 22, 2018

/s/ Scott McHugh
By: Scott McHugh
Principal Financial Officer of
Goldman Sachs Variable Insurance Trust

Date: February 22, 2018